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                                                                Exhibit 10.24


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              ARBOR REALTY MORTGAGE SECURITIES SERIES 2006-1, LTD.,
                                   as Issuer,

               ARBOR REALTY MORTGAGE SECURITIES SERIES 2006-1 LLC,
                                  as Co-Issuer,

                             ARBOR REALTY SR, INC.,
                               as Advancing Agent

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
          as Trustee, Paying Agent, Calculation Agent, Transfer Agent, Custodial Securities Intermediary, Backup Advancing Agent and Notes Registrar

                                    INDENTURE

                          Dated as of December 14, 2006

================================================================================

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                                TABLE OF CONTENTS

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                                    ARTICLE 1

                                   DEFINITIONS

Section 1.1     Definitions..............................................      2
Section 1.2     Assumptions as to Pledged Obligations....................     91
Section 1.3     Interest Calculation Convention..........................     93
Section 1.4     Rounding Convention......................................     93

                                    ARTICLE 2

                                    THE NOTES

Section 2.1     Forms Generally..........................................     93
Section 2.2     Forms of Notes and Certificate of Authentication.........     93
Section 2.3     Authorized Amount; Stated Maturity; and Denominations....     95
Section 2.4     Execution, Authentication, Delivery and Dating...........     95
Section 2.5     Registration, Registration of Transfer and Exchange......     96
Section 2.6     Mutilated, Defaced, Destroyed, Lost or Stolen Note.......    106
Section 2.7     Payment of Principal and Interest and Class A-1AR
                   Commitment Fee and Other Amounts; Principal and
                   Interest Rights Preserved.............................    107
Section 2.8     Persons Deemed Owners....................................    117
Section 2.9     Cancellation.............................................    117
Section 2.10    Global Securities; Temporary Notes.......................    117
Section 2.11    U.S. Tax Treatment of Notes and the Issuer...............    119
Section 2.12    Authenticating Agents....................................    119
Section 2.13    Forced Sale on Failure to Comply with Restrictions.......    120
Section 2.14    No Gross Up..............................................    121

                                    ARTICLE 3

                    CONDITIONS PRECEDENT; PLEDGED OBLIGATIONS

Section 3.1     General Provisions.......................................    121
Section 3.2     Security for Notes.......................................    124
Section 3.3     Transfer of Pledged Obligations..........................    125
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                                    ARTICLE 4

                           SATISFACTION AND DISCHARGE

Section 4.1     Satisfaction and Discharge of Indenture..................    131
Section 4.2     Application of Trust Money...............................    133
Section 4.3     Repayment of Monies Held by Paying Agent.................    133

                                    ARTICLE 5

                                    REMEDIES

Section 5.1     Events of Default........................................    134
Section 5.2     Acceleration of Maturity; Rescission and Annulment.......    137
Section 5.3     Collection of Indebtedness and Suits for Enforcement by      140
                   Trustee...............................................    143
Section 5.4     Remedies.................................................    144
Section 5.5     Preservation of Assets...................................    146
Section 5.6     Trustee May Enforce Claims Without Possession of Notes...    146
Section 5.7     Application of Money Collected...........................    146
Section 5.8     Limitation on Suits......................................
Section 5.9     Unconditional Rights of Noteholders to Receive Principal,
                   Interest and the Class A-1AR Commitment Fee...........    147
Section 5.10    Restoration of Rights and Remedies.......................    147
Section 5.11    Rights and Remedies Cumulative...........................    148
Section 5.12    Delay or Omission Not Waiver.............................    148
Section 5.13    Control by the Controlling Class.........................    148
Section 5.14    Waiver of Past Defaults..................................    149
Section 5.15    Undertaking for Costs....................................    149
Section 5.16    Waiver of Stay or Extension Laws.........................    150
Section 5.17    Sale of Assets...........................................    150
Section 5.18    Action on the Notes......................................    151

                                    ARTICLE 6

                                   THE TRUSTEE

Section 6.1     Certain Duties and Responsibilities......................    151
Section 6.2     Notice of Default........................................    153
Section 6.3     Certain Rights of Trustee................................    154
Section 6.4     Not Responsible for Recitals or Issuance of Notes........    155
Section 6.5     May Hold Notes...........................................    156
Section 6.6     Money Held in Trust......................................    156
Section 6.7     Compensation and Reimbursement...........................    156
Section 6.8     Corporate Trustee Required; Eligibility..................    157
Section 6.9     Resignation and Removal; Appointment of Successor........    158
Section 6.10    Acceptance of Appointment by Successor...................    159
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Section 6.11    Merger, Conversion, Consolidation or Succession to
                   Business of Trustee...................................    160
Section 6.12    Co-Trustees and Separate Trustee.........................    160
Section 6.13    Certain Duties of Trustee Related to Delayed Payment of
                   Proceeds..............................................    161
Section 6.14    Representations and Warranties of the Trustee............    162
Section 6.15    Requests for Consents....................................    163
Section 6.16    Withholding..............................................    163

                                    ARTICLE 7

                                    COVENANTS

Section 7.1     Payment of Principal and Interest and Class A-1AR
                   Commitment Fee........................................    164
Section 7.2     Maintenance of Office or Agency..........................    164
Section 7.3     Money for Note Payments to be Held in Trust..............    165
Section 7.4     Existence of the Issuer and Co-Issuer....................    167
Section 7.5     Protection of Assets.....................................    169
Section 7.6     Notice of Any Amendments.................................    170
Section 7.7     Performance of Obligations...............................    170
Section 7.8     Negative Covenants.......................................    171
Section 7.9     Statement as to Compliance...............................    173
Section 7.10    Issuer and Co-Issuer May Consolidate or Merge Only on
                   Certain Terms.........................................    173
Section 7.11    Successor Substituted....................................    177
Section 7.12    No Other Business........................................    177
Section 7.13    Reporting................................................    177
Section 7.14    Calculation Agent........................................    178
Section 7.15    Maintenance of Listing...................................    179
Section 7.16    Purchase of Assets.......................................    180
Section 7.17    Effective Date Actions...................................    180
Section 7.18    REIT Status..............................................    181

                                    ARTICLE 8

                             SUPPLEMENTAL INDENTURES

Section 8.1     Supplemental Indentures Without Consent of
                   Securityholders.......................................    182
Section 8.2     Supplemental Indentures with Consent of Securityholders..    184
Section 8.3     Execution of Supplemental Indentures.....................    186
Section 8.4     Effect of Supplemental Indentures........................    187
Section 8.5     Reference in Notes to Supplemental Indentures............    187
Section 8.6     Certain Consents Required for all Supplemental
                   Indentures............................................    187

                                    ARTICLE 9

                 REDEMPTION OF SECURITIES; REDEMPTION PROCEDURES

Section 9.1     Clean-up Call; Tax Redemption and Optional Redemption....    187
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Section 9.2     Auction Call Redemption..................................    189
Section 9.3     Notice of Redemption.....................................    190
Section 9.4     Notice of Redemption or Maturity by the Issuer...........    191
Section 9.5     Notes Payable on Redemption Date.........................    191
Section 9.6     Mandatory Redemption.....................................    192
Section 9.7     Special Amortization.....................................    192

                                   ARTICLE 10

                       ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 10.1    Collection of Money; Custodial Account...................    193
Section 10.2    Collection Accounts......................................    194
Section 10.3    Payment Account..........................................    196
Section 10.4    Unused Proceeds Account..................................    196
Section 10.5    Interest Reserve Account.................................    198
Section 10.6    Delayed Funding Obligations Account......................    198
Section 10.7    Expense Account..........................................    199
Section 10.8    Defeased Collateral Accounts.............................    200
Section 10.9    Interest Advances........................................    201
Section 10.10   Reports by Parties.......................................    204
Section 10.11   Reports; Accountings.....................................    205
Section 10.12   Release of Pledged Collateral Debt Securities; Release
                   of Assets.............................................    214
Section 10.13   Reports by Independent Accountants.......................    215
Section 10.14   Reports to Rating Agencies...............................    216
Section 10.15   Certain Procedures.......................................    217

                                   ARTICLE 11

                              APPLICATION OF MONIES

Section 11.1    Disbursements of Monies from Payment Account.............    218
Section 11.2    Trust Accounts...........................................    231

                                   ARTICLE 12

                       SALE OF COLLATERAL DEBT SECURITIES

Section 12.1    Sales of Collateral Debt Securities......................    231
Section 12.2    Reinvestment Criteria and Trading Restrictions...........    235
Section 12.3    Conditions Applicable to all Transactions Involving Sale
                   or Grant..............................................    238
Section 12.4    Sale of Collateral Debt Securities with respect to an
                   Auction Call Redemption...............................    239
Section 12.5    Modifications to Collateral Quality Tests or Coverage
                   Tests.................................................    242
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                                   ARTICLE 13

                             NOTEHOLDERS' RELATIONS

Section 13.1    Subordination............................................    243
Section 13.2    Standard of Conduct......................................    247

                                   ARTICLE 14

                                  MISCELLANEOUS

Section 14.1    Form of Documents Delivered to the Trustee...............    247
Section 14.2    Acts of Securityholders..................................    248
Section 14.3    Notices, etc., to the Trustee, the Issuer, the Co-Issuer,
                   the Advancing Agent, the Collateral Manager, the
                   Initial Purchaser, each Hedge Counterparty, the Class
                   A-1AR Note Agent, each Rating Agency and MBIA.........    249
Section 14.4    Notices to Noteholders; Waiver...........................    251
Section 14.5    Effect of Headings and Table of Contents.................    252
Section 14.6    Successors and Assigns...................................    252
Section 14.7    Severability.............................................    252
Section 14.8    Benefits of Indenture....................................    252
Section 14.9    Governing Law............................................    253
Section 14.10   Submission to Jurisdiction...............................    253
Section 14.11   Counterparts.............................................    253
Section 14.12   Liability of Co-Issuers..................................    253

                                   ARTICLE 15

        ASSIGNMENT OF COLLATERAL DEBT SECURITIES PURCHASE AGREEMENTS AND
                        COLLATERAL MANAGEMENT AGREEMENT

Section 15.1    Assignment of Collateral Debt Securities Purchase
                   Agreement and the Collateral Management Agreement.....    254

                                   ARTICLE 16

            HEDGE AGREEMENT; CURE RIGHTS; PURCHASE RIGHTS; SUBSEQUENT
                           COLLATERAL DEBT SECURITIES

Section 16.1    Issuer's Obligations under Hedge Agreement...............    256
Section 16.2    Collateral Debt Securities Purchase Agreements...........    260
Section 16.3    Cure Rights..............................................    260
Section 16.4    Purchase Right; Holder of a Majority of the Preferred
                   Shares................................................    261
Section 16.5    Representations and Warranties Related to Subsequent
                   Collateral Debt Securities............................    262
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Section 16.6    Operating Advisor; Additional Debt.......................    264

                                   ARTICLE 17

                                 ADVANCING AGENT

Section 17.1    Liability of the Advancing Agent.........................    264
Section 17.2    Merger or Consolidation of the Advancing Agent...........    264
Section 17.3    Limitation on Liability of the Advancing Agent and
                   Others................................................    264
Section 17.4    Representations and Warranties of the Advancing Agent....    265
Section 17.5    Resignation and Removal; Appointment of Successor........    266
Section 17.6    Acceptance of Appointment by Successor Advancing Agent...    267

                                   ARTICLE 18

                                CLASS A-1AR NOTES

Section 18.1    Draws on the Class A-1AR Notes and Class A-1AR
                   Commitments...........................................    267
Section 18.2    Class A-1AR Interest and Class A-1AR Commitment Fee......    269
Section 18.3    Prepayments of Class A-1AR Notes.........................    269
Section 18.4    Class A-1AR Ratings Criteria.............................    270
Section 18.5    Class A-1AR Holder Collateral Account....................    270
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SCHEDULES

Schedule A   Moody's Matrix
Schedule B   Moody's Recovery Rate Assumptions
Schedule C   S&P Matrix
Schedule D   S&P Recovery Matrix
Schedule E   S&P Non-Eligible Notching Asset Types
Schedule F   S&P Eligible Notching Asset Types
Schedule G   Fitch Matrix
Schedule H   Initial Fixed Rate Securities
Schedule I   Schedule of Closing Date Collateral Debt Securities
Schedule J   LIBOR
Schedule K   List of Authorized Officers of Collateral Manager
Schedule L   Form of Underlying Term Loan and Underlying Mortgage
             Property Representations and Warranties
Schedule M   Form of B Note Representations and Warranties
Schedule N   Form of Participation Representations and Warranties
Schedule O   Form of Mezzanine Loan Representations and Warranties
Schedule P   Form of Preferred Equity Security Representations and Warranties
Schedule Q   Form of CRE CDO Securities, CMBS Securities, REIT Debt Securities
             and Rake Bonds Representations and Warranties


                                      -vi-

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EXHIBITS

Exhibit A-1   Form of Class A-1 Floating Rate Note
Exhibit A-2   Form of Class A-2 Floating Rate Note
Exhibit A-3   Form of Definitive Class A-1AR Note
Exhibit B     Form of Class B Floating Rate Note
Exhibit C     Form of Class C Floating Rate Note
Exhibit D     Form of Class D Floating Rate Note
Exhibit E     Form of Class E Floating Rate Note
Exhibit F     Form of Class F Floating Rate Note
Exhibit G     Form of Class G Floating Rate Note
Exhibit H     Form of Class H Floating Rate Note
Exhibit I     Form of Transfer Certificate for (1) Transfer at the Closing to a
              Regulation S Global Security or (2) Subsequent Transfer
              from a Rule 144A Global Security to a Regulation S Global Security
Exhibit J     Form of Transfer Certificate for (1) Transfer at the Closing to a
              Rule 144A Global Security or (2) Subsequent Transfer
              from a Regulation S Global Security to a Rule 144A Global Security
Exhibit K     Form of Transferee Certificate for Transfer of a Definitive
              Class A-1AR Note (1) At the Closing and (2) After the Closing
Exhibit L     Form of Transferor Certificate for Transfer of a Definitive Class
              A-1AR Note (1) At the Closing and (2) After the Closing
Exhibit M     Form of Trust Receipt
Exhibit N     Form of Request for Release
Exhibit O     Rating Agency Pool Contribution Analysis

          INDENTURE, dated as of December 14, 2006, by and between ARBOR REALTY MORTGAGE SECURITIES SERIES 2006-1, LTD., a Cayman Islands exempted company with limited liability (the "Issuer"), ARBOR REALTY MORTGAGE SECURITIES SERIES 2006-1 LLC, a limited liability company formed under the laws of Delaware (the "Co-Issuer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (herein, together with its permitted successors and assigns in the trusts hereunder, the "Trustee"), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar, and ARBOR REALTY SR, INC. (including any successor by merger, the "Arbor Parent"), a Maryland corporation, as advancing agent (herein, together with its permitted successors and assigns in the trusts hereunder, the "Advancing Agent").

                              PRELIMINARY STATEMENT

          Each of the Issuer and the Co-Issuer is duly authorized to execute and deliver this Indenture to provide for the Notes issuable as provided in this Indenture. All covenants and agreements made by the Issuer and Co-Issuer herein are for the benefit and security of the Secured Parties. The Issuer, the Co-Issuer, Wells Fargo Bank, National Association, in its capacities other than as Trustee, and the Advancing Agent are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          All things necessary to make this Indenture a valid agreement of the Issuer and Co-Issuer in accordance with this Indenture's terms have been done.

                                GRANTING CLAUSES

          The Issuer hereby Grants to the Trustee, for the benefit and security of the Secured Parties, all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising (other than Excepted Assets), (a) the Collateral Debt Securities listed in the Schedule of Closing Date Collateral Debt Securities which the Issuer purchases on the Closing Date and causes to be delivered to the Trustee (directly or through an agent or bailee) herewith, all payments thereon or with respect thereto and all Collateral Debt Securities which are delivered to the Trustee (directly or through an agent or bailee) after the Closing Date pursuant to the terms hereof (including the Collateral Debt Securities listed, as of the Effective Date, on the Schedule of Closing Date Collateral Debt Securities delivered by the Issuer pursuant to Section 7.17) and all payments thereon or with respect thereto, (b) the rights of the Issuer under each Hedge Agreement,
(c) the Collection Accounts, the Payment Account, the Expense Account, the Unused Proceeds Account, the Interest Reserve Account, the Delayed Funding Obligations Account, the Custodial Account, each Hedge Termination Account, each Hedge Collateral Account and the related security entitlements and all income from the investment of funds in any of the foregoing, (d) the Eligible Investments, (e) the rights of the Issuer under the Collateral Management Agreement, the Class A-1AR Note Purchase Agreement, each Collateral Debt Securities Purchase Agreement (including any Collateral Debt Securities Purchase Agreement entered into after the Closing Date) and the Servicing Agreement, (f) all Cash or Money delivered to the Trustee (or its bailee)

(directly or through a securities intermediary), (g) all other investment property, accounts, instruments and general intangibles in which the Issuer has an interest, other than the Excepted Assets and (h) all proceeds with respect to the foregoing clauses (a) through (g). The collateral described in the foregoing clauses (a) through (h) is referred to herein as the "Assets." Such Grants are made, however, in trust, to secure the Notes and each Hedge Agreement, subject to the Priority of Payments, equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as expressly provided in this Indenture, and to secure (i) the payment of all amounts due on and in respect of the Notes and each Hedge Agreement in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture. For the avoidance of doubt, the Assets shall not include the Excepted Assets. The foregoing Grant shall, for the purpose of determining the property subject to the lien of this Indenture (but not for the purpose of determining compliance with any of the Coverage Tests or compliance by the Issuer with any of the other provisions hereof), be deemed to include any securities and any investments granted by or on behalf of the Issuer to the Trustee for the benefit of the Secured Parties, whether or not such securities or such investments satisfy the criteria set forth in the definitions of "Collateral Debt Security" or "Eligible Investment," as the case may be.

          Except to the extent otherwise provided in this Indenture, this Indenture shall constitute a security agreement under the laws of the State of New York applicable to agreements made and to be performed therein, for the benefit of the Noteholders and each Hedge Counterparty. Upon the occurrence and during the continuation of any Event of Default hereunder, and in addition to any other rights available under this Indenture or any other Assets held for the benefit and security of the Noteholders and each Hedge Counterparty or otherwise available at law or in equity but subject to the terms hereof, the Trustee shall have all rights and remedies of a secured party on default under the laws of the State of New York and other applicable law to enforce the assignments and security interests contained herein and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law and the terms of this Indenture, to sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms hereof at public and private sale.

          The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein in accordance with, and subject to, the terms hereof, in order that the interests of the Secured Parties may be adequately and effectively protected in accordance with this Indenture.

                                    ARTICLE 1

                                   DEFINITIONS

          Section 1.1 Definitions.

          Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The word

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"including" and its variations shall mean "including without limitation."
Whenever any reference is made to an amount the determination of which is governed by Section 1.2 hereof, the provisions of Section 1.2 shall be applicable to such determination or calculation, whether or not reference is specifically made to Section 1.2, unless some other method of calculation or determination is expressly specified in the particular provision. All references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

          "10% Limit": The meaning specified in Section 12.1(b) hereof.

          "A Note": A promissory note secured by a mortgage on commercial real estate property that is not subordinate in right of payment to any separate promissory note secured by a direct or beneficial interest in the same property.

          "Above Cap Security": Any Collateral Debt Security, which initially bore interest based upon a floating rate index subject to a cap (which, if exceeded, would cause such Collateral Debt Security to bear interest at a fixed rate) and which currently bears interest at a fixed rate as a result of such cap being exceeded, but only for so long as such cap is exceeded.

          "Accepted Loan Servicer": Any Approved Servicer or any other entity that, among other things, is engaged in the business of servicing Whole Loans, Mezzanine Loans, B Notes and/or Participations (with a minimum servicing portfolio of U.S.$100,000,000) that are comparable to the Loans owned or to be owned by the Issuer.

          "Account": Any of the Interest Collection Account, the Principal Collection Account, the Unused Proceeds Account, the Interest Reserve Account, the Delayed Funding Obligations Account, the Payment Account, the Expense Account, the Custodial Account, each Defeased Collateral Account, each Hedge Termination Account, the Preferred Shares Distribution Account, each Hedge Collateral Account and each Holder Subaccount and any subaccount thereof that the Trustee deems necessary or appropriate.

          "Accountants' Report": A report of a firm of Independent certified public accountants of recognized national reputation appointed by the Issuer pursuant to Section 10.13(a), which may be the firm of independent accountants that reviews or performs procedures with respect to the financial reports prepared by the Issuer or the Collateral Manager.

          "Accounts Receivable": The meaning specified in Section 3.3(a)(vi) hereof.

          "Act" or "Act of Securityholders": The meaning specified in Section
14.2 hereof.

          "Advancing Agent": Arbor Realty SR, Inc., unless a successor Person shall have become the Advancing Agent pursuant to the applicable provisions of this Indenture, and thereafter "Advancing Agent" shall mean such successor Person.

          "Advancing Agent Fee": The fee payable quarterly in arrears on each Payment Date to the Advancing Agent in accordance with the Priority of Payments, equal to 0.07% per

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annum on the Aggregate Outstanding Amount of the Class A Notes (assuming for purposes of the calculation that the Class A-1AR Commitments are fully drawn) and the Class B Notes on such Payment Date prior to giving effect to distributions with respect to such Payment Date.

          "Advisers Act": The Investment Advisers Act of 1940, as amended.

          "Advisory Committee": The meaning specified in the Collateral Management Agreement.

          "Affiliate" or "Affiliated": With respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, Officer or employee (a) of such Person, (b) of any subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that neither the Company Administrator nor any other company, corporation or person to which the Company Administrator provides directors and/or administrative services and/or acts as share trustee shall be an Affiliate of the Issuer or Co-Issuer; provided, further, that neither the Collateral Manager, the Arbor Parent nor any of the Arbor Parent's subsidiaries shall be deemed to be Affiliates of the Issuer.

          "Agent Members": Members of, or participants in, the Depository, Clearstream, Luxembourg or Euroclear.

          "Aggregate Class A-1AR Undrawn Amount": At any time, the excess, if any, of the aggregate amount of the Class A-1AR Commitments over the Aggregate Outstanding Amount of the Class A-1AR Notes.

          "Aggregate Collateral Balance": The sum of (without duplication) (i) the aggregate Principal Balance of Collateral Debt Securities (excluding for purposes of this clause (i), for the avoidance of doubt, the then unfunded portion of any Delayed Draw Term Loan), (ii) the sum of cash and the aggregate Principal Balance of Eligible Investments held as Principal Proceeds, (iii) the sum of cash and the aggregate Principal Balance of Eligible Investments held in the Unused Proceeds Account that have not been designated as Interest Proceeds by the Collateral Manager pursuant to Section 10.4(c) with respect to the Effective Date, (iv) the sum of cash and the aggregate Principal Balance of Eligible Investments held in the Delayed Funding Obligations Account and (v) the Aggregate Class A-1AR Undrawn Amount.

          "Aggregate Outstanding Amount": With respect to any Class or Classes of the Notes, the aggregate principal balance (excluding any Class C Capitalized Interest, Class D Capitalized Interest, Class E Capitalized Interest, Class F Capitalized Interest, Class G Capitalized Interest and Class H Capitalized Interest, as applicable) of such Class or Classes Outstanding at the date of determination; provided that with respect to any action, consent, vote or waiver by any Class or Classes of Noteholders, the Aggregate Outstanding Amount of the Class A-1AR Notes shall include any unfunded Class A-1AR Commitments. Except as provided in the foregoing sentence and as otherwise provided herein, the Aggregate Outstanding Amount of the Notes at any time shall not include any unfunded Class A-1AR Commitments.

          "Aggregate Principal Balance": When used with respect to any Pledged Collateral Debt Securities as of any date of determination, the sum of the Principal Balances on such date of determination of all such Pledged Collateral Debt Securities.

          "Applicable Recovery Rate": The lowest of the Moody's Recovery Rate, the Fitch Applicable Recovery Rate and the S&P Recovery Rate, as applicable; provided that the Applicable Recovery Rate for any Collateral Debt Security with respect to which substitute or additional collateral (in the form of Cash or Eligible Investments) in an amount at least equal to the sum of the principal amount of such Collateral Debt Security and the aggregate of all remaining scheduled interest payments thereon through the earliest permissible prepayment date has been delivered by or on behalf of the related obligor to the Trustee and deposited into a Defeased Collateral Account (or to the Servicer in accordance with the Servicing Agreement and deposited into an Eligible Account) (by defeasance or otherwise) shall be 100%.

          "Approved Lender": An entity (x) with a long-term, unsecured debt rating of "A-" or higher from S&P and "A3" or higher from Moody's, or (y) with respect to which the Rating Agency Condition has been satisfied.

          "Approved Servicer": A commercial mortgage loan master or primary servicer on S&P's Select Servicer List as a U.S. Commercial Mortgage Servicer or Master Servicer, as applicable, and a commercial mortgage loan special servicer on S&P's Select Servicer List as a U.S. Commercial Mortgage Special Servicer.

          "Arbor Parent": The meaning specified in the first paragraph of this Indenture.

          "ARD Loan": A Loan with an anticipated repayment date, after which (if not repaid in full by such anticipated repayment date) the loan provides for changes in payments and accrual of interest.

          "ARMS Equity": ARMS 2006-1 Equity Holdings LLC, a Delaware limited liability company.

          "Article 15 Agreement": The meaning specified in Section 15.1(a) hereof.

          "Asset Specific Hedge": Any agreement, in the form of an interest rate exchange agreement, between the Issuer and a Hedge Counterparty that is entered into by the Issuer in connection with the purchase or holding of (i) a Fixed Rate Security or (ii) a Floating Rate Security that bears interest upon a floating rate index other than LIBOR, and which, in each case, entitles the Issuer to receive from the related Hedge Counterparty payments based on LIBOR at prevailing market rates, as determined by the Collateral Manager at the date of execution of such agreement. In addition to the foregoing, each Asset Specific Hedge will be subject to the following conditions:

          (a) the notional balance of each Asset Specific Hedge shall be equal to the scheduled principal amount of the Collateral Debt Security to which it is related;

          (b) each Asset Specific Hedge (A) will amortize according to the same schedule as, and terminate no earlier than the Initial Maturity Date (or, in the case of an ARD Loan, on the anticipated repayment date) of, the Collateral Debt Security to which it is related and (B) any such amounts so payable shall be paid in accordance with the Priority of Payments;

          (c) the payment dates of the Asset Specific Hedge must match the payment dates of the Collateral Debt Security to which it is related or correspond to the Payment Dates for the Notes;

          (d) if the Collateral Debt Security related to an Asset Specific Hedge
(i) is a Defaulted Security, or (ii) is sold by the Issuer, such Asset Specific Hedge shall be terminated; provided that if any unscheduled Hedge Payment Amount is payable by the Issuer under the related Hedge Agreement solely as a result of the early termination of such Asset Specific Hedge and is not offset by any amount payable by the relevant Hedge Counterparty, (A) such Asset Specific Hedge may only be terminated if the Rating Agency Condition with respect to Moody's and S&P shall have been satisfied in connection with such termination and if Fitch shall have been given notice of such termination and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents, unless, in either case, there will be sufficient Interest Proceeds on the following Payment Date to pay in full any termination payment due from the Issuer in connection therewith plus all of the amounts required to be paid by the Issuer on such Payment Date pursuant to clauses (1) through (28) of Section 11.1(a)(i) and (B) such Hedge Payment Amount shall be paid in accordance with the Priority of Payments;

          (e) if the Collateral Debt Security related to such Asset Specific Hedge is not a Defaulted Obligation and such Collateral Debt Security is called or prepaid, such Asset Specific Hedge shall be terminated; provided that if any unscheduled Hedge Payment Amount is payable by the Issuer solely as a result of the early termination of such Asset Specific Hedge and is not offset by any amount payable by the relevant Hedge Counterparty, (A) such Asset Specific Hedge may only be terminated if the Rating Agency Condition with respect to Moody's and S&P shall have been satisfied in connection with such termination and if Fitch shall have been given notice of such termination and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents, unless, in either case, there will be sufficient Interest Proceeds on the following Payment Date to pay in full any termination payment due from the Issuer in connection therewith plus all of the amounts required to be paid by the Issuer on such Payment Date pursuant to clauses (1) through (28) of Section 11.1(a)(i), (B) any such Hedge Payment Amount shall first be paid from any call, redemption and prepayment premiums received from such Collateral Debt Security, and (C) any remaining amount so payable shall be paid in accordance with the Priority of Payments; and

          (f) each Asset Specific Hedge will contain appropriate limited recourse and non-petition provisions equivalent (mutatis mutandis) to those contained in this Indenture.

          "Assets": The meaning specified in the first paragraph of the Granting Clause of this Indenture.

          "Assigned Rating": The Moody's Assigned Rating or the S&P Assigned Rating, as applicable.

          "Assumed Portfolio": The portfolio with characteristics developed in accordance with the Eligibility Criteria and Collateral Quality Tests for purposes of determining the Class A-1A/A-1AR Break-Even Loss Rate, the Class A-2 Break-Even Loss Rate, the Class B Break-Even Loss Rate, the Class C Break-Even Loss Rate, the Class D Break-Even Loss Rate, the Class E Break-Even Loss Rate and the Class F Break-Even Loss Rate.

          "Auction": Any auction conducted in connection with an Auction Call Redemption.

          "Auction Bid Date": The meaning specified in Section 12.4(b)(ii) hereof.

          "Auction Call Period": The meaning specified in Section 9.2(a) hereof.

          "Auction Call Redemption": The meaning specified in Section 9.2(a) hereof.

          "Auction Call Redemption Date": The meaning specified in Section 9.2(a) hereof.

          "Auction Date": The meaning specified in Section 12.4(a)(i) hereof.

          "Auction Procedures": The required procedures with respect to an Auction set forth in Section 12.4(b) hereof.

          "Auction Purchase Agreement": The meaning specified in Section 12.4(a)(iii) hereof.

          "Auction Purchase Closing Date": The meaning specified in Section 12.4(b)(v) hereof.

          "Authenticating Agent": With respect to the Notes or a Class of the Notes, the Person designated by the Trustee to authenticate such Notes on behalf of the Trustee pursuant to Section 2.12 hereof.

          "Authorized Officer": With respect to the Issuer or Co-Issuer, any Officer (or attorney-in-fact appointed by the Issuer or the Co-Issuer) who is authorized to act for the Issuer or Co-Issuer in matters relating to, and binding upon, the Issuer or Co-Issuer. With respect to the Collateral Manager, the persons listed on Schedule K attached hereto. With respect to the Trustee or any other bank or trust company acting as trustee of an express trust or as custodian, a Trust Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

          "Average Life": On any Measurement Date with respect to any Collateral Debt Security (other than a Defaulted Security), the quotient obtained by the Collateral Manager by dividing (i) the sum of the products of (a) the number of years (rounded to the nearest one tenth thereof) from such Measurement Date to the respective dates of each successive expected distribution of principal of such Collateral Debt Security and (b) the respective amounts of such expected distributions of principal by (ii) the sum of all successive expected distributions of principal on such Collateral Debt Security.

          "B Note": A promissory note secured by a mortgage on commercial real estate property that is subordinate in right of payment to one or more separate promissory notes secured by a direct interest in the same property.

          "Backup Advancing Agent": Wells Fargo Bank, National Association, a national banking association, solely in its capacity as Backup Advancing Agent hereunder, or any successor Backup Advancing Agent; provided that any such successor Backup Advancing Agent must be a financial institution having a (i) long-term debt rating from S&P at least equal to "A-" and a short-term debt rating from S&P at least equal to "A-1," (ii) long-term debt rating from Moody's at least equal to "A2" and a short-term debt rating from Moody's at least equal to "P-1," and (iii) long-term debt rating from Fitch at least equal to "A-" and a short-term debt rating from Fitch at least equal to "F1."

          "Backup Advancing Agent Fee": The fee payable quarterly in arrears on each Payment Date to the Backup Advancing Agent in accordance with the Priority of Payments, equal to 0.00125% per annum on the Aggregate Outstanding Amount of the Class A Notes (assuming for purposes of the calculation that the Class A-1AR Commitments are fully drawn) and the Class B Notes on such Payment Date prior to giving effect to distributions with respect to such Payment Date.

          "Bailee Letter": The meaning specified in Section 12.4(b)(v) hereof.

          "Bank": Wells Fargo Bank, National Association, a national banking association, in its individual capacity and not as Trustee and, if any Person is appointed as a successor Trustee, such Person in its individual capacity and not as Trustee.

          "Bankruptcy Code": The federal Bankruptcy Code, Title 11 of the United States Code, as amended.

          "Bearer Securities": The meaning specified in Section 3.3(a)(iv) hereof.

          "Benefit Plan": The meaning specified in Section 2.5(h)(vi) hereof.

          "Board of Directors": With respect to the Issuer, the directors of the Issuer duly appointed in accordance with the Governing Documents of the Issuer and, with respect to the Co-Issuer, the LLC Managers duly appointed by the sole member of the Co-Issuer or otherwise.

          "Board Resolution": With respect to the Issuer, a resolution of the Board of Directors of the Issuer and, with respect to the Co-Issuer, a resolution or unanimous written consent of the LLC Managers or the sole member of the Co-Issuer.

          "Business Day": Any day other than (i) a Saturday or Sunday and (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York or the location of the Corporate Trust Office; provided that, if any action is required of the Irish Paying Agent, then, for purposes of determining when such Irish Paying Agent action is required, Dublin, Ireland will be considered in determining "Business Day."

          "Buy/Sell Interest": A Collateral Debt Security for which one of the participants has exercised its right to purchase its corresponding participant's interest, or sell its interest to such corresponding participant for the same price, in accordance with the related Underlying Instrument.

          "Calculation Agent": The meaning specified in Section 7.14(a) hereof.

          "Calculation Amount": With respect to any Collateral Debt Security, at any time, the lesser of (i) the Market Value of such Collateral Debt Security and (ii) the Applicable Recovery Rate multiplied by the Principal Balance of such Collateral Debt Security.

          "Capitalized Interest": Collectively, the Class C Capitalized Interest, the Class D Capitalized Interest, the Class E Capitalized Interest, the Class F Capitalized Interest, the Class G Capitalized Interest and the Class H Capitalized Interest.

          "Cash": Such coin or currency of the United States of America as at the time shall be legal tender for payment of all public and private debts.

          "Cash Flow Swap Agreement": Any Hedge Agreement entered into by the Issuer with a Hedge Counterparty to manage potential mismatches between the timing of receipts of interest on the Collateral Debt Securities and Eligible Investments and the timing of interest payments due on the Notes, including an agreement to convert the periodicity of payments on Collateral Debt Securities, pursuant to which the Issuer shall be entitled to receive payments from the related Hedge Counterparty on a certain date in exchange for the Issuer's obligation to make payments to such Hedge Counterparty on one or more Payment Dates to the extent that funds are available therefor pursuant to Section 11.1(a).

          "Cash Flow Swap Counterparty": Any Hedge Counterparty with whom the Issuer enters into a Cash Flow Swap Agreement.

          "Certificate of Authentication": The meaning specified in Section 2.1 hereof.

          "Certificated Notes": The meaning specified in Section 2.10(b) hereof.

          "Certificated Security": A "certificated security" as defined in
Section 8-102(a)(4) of the UCC.

          "Class": The Class A-1A Notes, the Class A-1AR Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes or the Class H Notes, as applicable.

          "Class A Defaulted Interest Amount": Collectively, the Class A-1A Defaulted Interest Amount, the Class A-1AR Defaulted Interest Amount and the Class A-2 Defaulted Interest Amount.

          "Class A Interest Distribution Amount": Collectively, the Class A-1A Interest Distribution Amount, the Class A-1AR Interest Distribution Amount and the Class A-2 Interest Distribution Amount.

          "Class A Notes": The Class A-1 Notes and the Class A-2 Notes, collectively.

          "Class A-1 Defaulted Interest Amount": Collectively, the Class A-1A Defaulted Interest Amount and the Class A-1AR Defaulted Interest Amount.

          "Class A-1 Interest Distribution Amount": Collectively, the Class A-1A Interest Distribution Amount and the Class A-1AR Interest Distribution Amount.

          "Class A-1 Notes": Collectively, the Class A-1A Notes and the Class A-1AR Notes.

          "Class A-1A Defaulted Interest Amount": With respect to the Class A-1A Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class A-1A Notes on account of any shortfalls in the payment of the Class A-1A Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful).

          "Class A-1A Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class A-1A Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class A-1A Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class A-1A Rate.

          "Class A-1A Notes": The Class A-1A Senior Secured Floating Rate Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class A-1A Rate": With respect to any Class A-1A Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 0.28% per annum.

          "Class A-1A/A-1AR Break-Even Loss Rate": At any time, the maximum percentage of defaults that the Assumed Portfolio should be able to sustain, which after giving effect to S&P's assumptions on recoveries and timing and to the Priority of Payments, will result in sufficient funds remaining for the timely payment of interest and the ultimate payment of principal of the Class A-1A and the Class A-1AR Notes.

          "Class A-1A/A-1AR Loss Differential": At any time, the rate calculated by subtracting the Class A-1A/A-1AR Scenario Loss Rate from the Class A-1A/A-1AR Break-Even Loss Rate at such time.

          "Class A-1A/A-1AR Pro Rata Allocation": With respect to any Payment Date and in the case of a redemption of the Notes in full or the acceleration of the Notes following an Event of Default, the allocation based on the Aggregate Outstanding Amount of each of the Class A-1A Notes and the Class A-1AR Notes as of the related Determination Date.

          "Class A-1A/A-1AR Scenario Loss Rate": At any time, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with the then-current rating of the Class A-1A Notes and the Class A-1AR Notes by S&P, determined by application of the S&P CDO Monitor at such time (which rate, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix).

          "Class A-1AR Breakage Costs": With respect to any Due Period, the amount, as determined by the Class A-1AR Note Agent and as set forth in a certificate with respect to a Holder of Class A-1AR Notes delivered to the Issuer and the Trustee by the Class A-1AR Note Agent on or prior to the related Determination Date, of "breakage costs," if any, incurred by a Holder of Class A-1AR Notes as a result of prepayment of amounts under the Class A-1AR Notes on a day other than a Payment Date and calculated as provided in the Class A-1AR Note Purchase Agreement.

          "Class A-1AR Commitment": With respect to each Holder of a Class A-1AR Note, the maximum aggregate outstanding principal amount of advances (whether at the time funded or unfunded) that the Holder of such Class A-1AR Note (or the related Liquidity Provider) is obligated to make to the Issuer from time to time under the Class A-1AR Note Purchase Agreement.

          "Class A-1AR Commitment Fee": On each Payment Date, the amount due in arrears to the Holders of the Class A-1AR Notes equal to the product of (i) the result obtained by subtracting the Weighted Average Drawn Class A-1AR Note Portion for such Payment Date from the Maximum Class A-1AR Commitment as of such Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) 0.22%.

          "Class A-1AR Defaulted Interest Amount": With respect to the Class A-1AR Notes, as of each Payment Date, the accrued and unpaid amount due to Holders of the Class A-1AR Notes on account of any shortfalls in the payment of the Class A-1AR Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful).

          "Class A-1AR Draw": An advance by a Holder of a Class A-1AR Note made in accordance with Section 18.1(a) hereof.

          "Class A-1AR Draw Date": The meaning specified in Section 18.1(a) hereof.

          "Class A-1AR Eligible Investments": The meaning specified in Section 18.5(f) hereof.

          "Class A-1AR Holder Collateral Account": The meaning specified in
Section 18.5(a) hereof.

          "Class A-1AR Interest Allocation Percentage": For each Interest Accrual Period and with respect to each Holder of Class A-1AR Notes, a fraction, expressed as a percentage, (i) the numerator of which is the Weighted Average Drawn Class A-1AR Note Portion of such

Holder and (ii) the denominator of which is the Weighted Average Drawn Class A-1AR Note Portion of all of the Holders of Class A-1AR Notes.

          "Class A-1AR Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class A-1AR Notes on account of interest equal to the product of (i) the Weighted Average Drawn Class A-1AR Note Portion of the Class A-1AR Notes with respect to the related Interest Accrual Period (or each related Interest Accrual Period, if there were multiple Class A-1AR Draws since the prior Payment Date or Closing Date, as applicable), (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class A-1AR Rate; provided that interest accrued in respect of amounts borrowed under the Class A-1AR Notes during the period following the Determination Date through such Payment Date will be payable (without penalty interest thereon) on the next succeeding Payment Date.

          "Class A-1AR Note Agent": Wells Fargo Bank, National Association.

          "Class A-1AR Note Purchase Agreement": The Class A-1AR Note Purchase Agreement, dated as of the Closing Date, by and among the Issuer, the Co-Issuer, the Class A-1AR Note Agent and the Holders from time to time of the Class A-1AR Notes, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Class A-1AR Notes": The Class A-1AR Revolving Senior Secured Floating Rate Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class A-1AR Prepayment": Any payment of principal of the Class A-1AR Notes prior to the Stated Maturity of the Class A-1AR Notes.

          "Class A-1AR Prepayment Date": The date of any Class A-1AR Prepayment.

          "Class A-1AR Proportion": 30.303%.

          "Class A-1AR Rate": With respect to any Class A-1AR Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month (or such shorter period as is applicable) LIBOR for the related Interest Accrual Period plus (b) 0.31% per annum; provided that interest accrued in respect of amounts borrowed under the Class A-1AR Notes during the period following the Determination Date through the related Payment Date will be payable (without interest thereon) on the next succeeding Payment Date.

          "Class A-1AR Ratings Criteria": The criteria set forth below which, if satisfied with respect to any Holder of Class A-1AR Notes (or prospective transferee) at the time such Class A-1AR Notes are purchased (or transferred), will make such Holder (or prospective transferee) eligible to purchase (or receive) such Class A-1AR Notes:

          (a) such Holder of Class A-1AR Notes (or prospective transferee) has
     (i) unless the Rating Agency Condition with respect to Moody's is satisfied, a long-term senior unsecured debt rating of (x) "Aa3" to the extent such holder (or prospective transferee) has a long-term rating only or (y) "A-1" to the extent such Holder (or prospective transferee) has both a long-term and short-term rating and the short-term debt, deposit or similar obligations rating is "P-1," (ii) a short-term debt, deposit or similar obligations rating of at least "A-1" by S&P and
     (iii) a short-term debt, deposit or similar obligations rating of least "F1" by Fitch;

          (b) the obligations of such Holder of Class A-1AR Notes (or prospective transferee) under the Class A-1AR Note Purchase Agreement are guaranteed (pursuant to a guarantee which complies with the then-current S&P criteria regarding guarantees) by an entity meeting the Class A-1AR Ratings Criteria set forth in clause (a) above; or

          (c) such Holder of Class A-1AR Notes (or prospective transferee) is then entitled under a Liquidity Facility to borrow from, or sell an interest in assets to, a Liquidity Provider so long as:

               (i) each such Liquidity Provider has (1) unless the Rating Agency Condition with respect to Moody's is satisfied, a long-term senior unsecured debt rating of (x) "Aa3" to the extent such Liquidity Providers have a long-term rating only or (y) "A-1" to the extent such Liquidity Providers have both a long-term and short-term rating and the short-term debt, deposit or similar obligations rating is "P-1,"
          (2) a short-term debt, deposit or similar obligations rating of at least "A-1" by S&P and (3) a short-term debt, deposit or similar obligations rating of least "F1" by Fitch; and

               (ii) the aggregate amount of commitments to make loans or purchase interests in assets under such Liquidity Facility (1) are held by Liquidity Providers who meet the rating requirements set forth above and (2) is not less than the Class A-1AR Commitment in respect of the Class A-1AR Notes held by such Holder of Class A-1AR Notes (or prospective transferee).

          "Class A-2 Break-Even Loss Rate": At any time, the maximum percentage of defaults that the Assumed Portfolio should be able to sustain, which after giving effect to S&P's assumptions on recoveries and timing and to the Priority of Payments, will result in sufficient funds remaining for the timely payment of interest on and the ultimate payment of principal of the Class A-2 Notes.

          "Class A-2 Defaulted Interest Amount": With respect to the Class A-2 Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class A-2 Notes on account of any shortfalls in the payment of the Class A-2 Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful).

          "Class A-2 Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class A-2 Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class A-2 Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class A-2 Rate.

          "Class A-2 Loss Differential": At any time, the rate calculated by subtracting the Class A-2 Scenario Loss Rate from the Class A-2 Break-Even Loss Rate at such time.

          "Class A-2 Notes": The Class A-2 Second Priority Senior Secured Floating Rate Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class A-2 Rate": With respect to any Class A-2 Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 0.31% per annum.

          "Class A-2 Scenario Loss Rate": At any time, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with the then-current rating of the Class A-2 Notes by S&P, determined by application of the S&P CDO Monitor at such time (which rate, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix).

          "Class A-2 Subordinate Interests": The meaning specified in Section 13.1(a) hereof.

          "Class A/B Coverage Tests": The Class A/B Par Value Test and the Class A/B Interest Coverage Test.

          "Class A/B Interest Coverage Ratio": The meaning specified in the definition of "Interest Coverage Ratio."

          "Class A/B Interest Coverage Test": The test that will be deemed met as of any Measurement Date prior to the Effective Date and will be met as of any Measurement Date on which any Class A Notes or any Class B Notes remain Outstanding if the Class A/B Interest Coverage Ratio as of such Measurement Date is equal to or greater than 126.65%.

               "Class A/B Par Value Ratio": As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the sum of the Net Outstanding Portfolio Balance and the Aggregate Class A-1AR Undrawn Amount (without duplication), in each case, on such Measurement Date by (b) the sum of the Aggregate Outstanding Amount of the Class A Notes (assuming for purposes of the calculation that the Class A-1AR Commitments are fully drawn) and the Class B Notes and the amount of any unreimbursed Interest Advances.

          "Class A/B Par Value Test": The test that will be deemed met as of any Measurement Date prior to the Effective Date and will be met as of any Measurement Date on or after the Effective Date on which any Class A Notes or Class B Notes remain Outstanding if the Class A/B Par Value Ratio on such Measurement Date is equal to or greater than 126.65%.

          "Class B Break-Even Loss Rate": At any time, the maximum percentage of defaults that the Assumed Portfolio should be able to sustain, which after giving effect to S&P's assumptions on recoveries and timing and to the Priority of Payments, will result in sufficient funds remaining for the timely payment of interest on and the ultimate payment of principal of the Class B Notes.

          "Class B Defaulted Interest Amount": With respect to the Class B Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class B Notes on account of any shortfalls in the payment of the Class B Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful).

          "Class B Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class B Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class B Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class B Rate.

          "Class B Loss Differential": At any time, the rate calculated by subtracting the Class B Scenario Loss Rate from the Class B Break-Even Loss Rate at such time.

          "Class B Notes": The Class B Third Priority Floating Rate Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class B Rate": With respect to any Class B Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 0.39% per annum.

          "Class B Scenario Loss Rate": At any time, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with the then-current rating of the Class B Notes by S&P, determined by application of the S&P CDO Monitor at such time (which rate, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix).

          "Class B Subordinate Interests": The meaning specified in Section 13.1(b) hereof.

          "Class C Break-Even Loss Rate": At any time, the maximum percentage of defaults that the Assumed Portfolio should be able to sustain, which after giving effect to S&P's assumptions on recoveries and timing and to the Priority of Payments, will result in sufficient funds remaining for the ultimate payment of interest on and principal of the Class C Notes.

          "Class C Capitalized Interest": The meaning specified in Section 2.7(e) hereof.

          "Class C Defaulted Interest Amount": With respect to the Class C Notes, on or after any Payment Date on which no Class A Notes or Class B Notes are Outstanding, any interest on the Class C Notes (other than Class C Capitalized Interest) that is due and payable but is not punctually paid or duly provided for on or prior to the due date therefor and which remains unpaid, together with interest accrued thereon (to the extent lawful).

          "Class C Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class C Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount (including the current balance of any Class C Capitalized Interest) of the Class C Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class C Rate.

          "Class C Loss Differential": At any time, the rate calculated by subtracting the Class C Scenario Loss Rate from the Class C Break-Even Loss Rate at such time.

          "Class C Notes": The Class C Fourth Priority Floating Rate Capitalized Interest Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class C Rate": With respect to any Class C Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 0.60% per annum.

          "Class C Scenario Loss Rate": At any time, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with the then-current rating of the Class C Notes by S&P, determined by application of the S&P CDO Monitor at such time (which rate, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix).

          "Class C Subordinate Interests": The meaning specified in Section 13.1(c) hereof.

          "Class C/D/E Coverage Tests": The Class C/D/E Par Value Test and the Class C/D/E Interest Coverage Test.

          "Class C/D/E Interest Coverage Ratio": The meaning specified in the definition of "Interest Coverage Ratio."

          "Class C/D/E Interest Coverage Test": The test that will be deemed met as of any Measurement Date prior to the Effective Date and will be met as of any Measurement Date on or after the Effective Date on which any Class C Notes, Class D Notes or Class E Notes remain Outstanding if the Class C/D/E Interest Coverage Ratio as of such Measurement Date is equal to or greater than 112.80%.

          "Class C/D/E Par Value Ratio": As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the sum of the Net Outstanding Portfolio Balance and the Aggregate Class A-1AR Undrawn Amount (without duplication), in each case, on such Measurement Date by (b) the sum of the Aggregate Outstanding Amount (including any Class C Capitalized Interest, Class D Capitalized Interest and Class E Capitalized Interest) of the Class A Notes (assuming for purposes of the calculation that the Class A-1AR Commitments are fully drawn), the Class B Notes, the Class C Notes, the Class D and the Class E Notes and the amount of any unreimbursed Interest Advances.

          "Class C/D/E Par Value Test": The test that will be deemed met as of any Measurement Date prior to the Effective Date and will be met as of any Measurement Date on or after the Effective Date on which any Class C Notes, Class D Notes or Class E Notes remain Outstanding if the Class C/D/E Par Value Ratio on such Measurement Date is equal to or greater than 112.80%.

          "Class D Break-Even Loss Rate": At any time, the maximum percentage of defaults that the Assumed Portfolio should be able to sustain, which after giving effect to S&P's assumptions on recoveries and timing and to the Priority of Payments, will result in sufficient funds remaining for the ultimate payment of interest on and principal of the Class D Notes.

          "Class D Capitalized Interest": The meaning specified in Section 2.7(f) hereof.

          "Class D Defaulted Interest Amount": With respect to the Class D Notes, on or after any Payment Date on which no Class A Notes, Class B Notes or Class C Notes are Outstanding, any interest on the Class D Notes (other than Class D Capitalized Interest) that is due and payable but is not punctually paid or duly provided for on or prior to the due date therefor and which remains unpaid, together with interest accrued thereon (to the extent lawful).

          "Class D Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class D Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount (including the current balance of any Class D Capitalized Interest) of the Class D Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class D Rate.

          "Class D Loss Differential": At any time, the rate calculated by subtracting the Class D Scenario Loss Rate from the Class D Break-Even Loss Rate at such time.

          "Class D Notes": The Class D Fifth Priority Floating Rate Capitalized Interest Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class D Rate": With respect to any Class D Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 0.70% per annum.

          "Class D Scenario Loss Rate": At any time, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with the then-current rating of the Class D Notes by S&P, determined by application of the S&P CDO Monitor at such time (which rate, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix).

          "Class D Subordinate Interests": The meaning specified in Section 13.1(d) hereof.

          "Class E Break-Even Loss Rate": At any time, the maximum percentage of defaults that the Assumed Portfolio should be able to sustain, which after giving effect to S&P's assumptions on recoveries and timing and to the Priority of Payments, will result in sufficient funds remaining for the ultimate payment of interest on and principal of the Class E Notes.

          "Class E Capitalized Interest": The meaning specified in Section 2.7(g) hereof.

          "Class E Defaulted Interest Amount": With respect to the Class E Notes on or after any Payment Date on which no Class A Notes, Class B Notes, Class C Notes or Class D Notes are Outstanding, any interest on the Class E Notes (other than Class E Capitalized Interest) that is due and payable but is not punctually paid or duly provided for on or prior to the due date therefor and which remains unpaid, together with interest accrued thereon (to the extent lawful).

          "Class E Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class E Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount (including the current balance of any Class E Capitalized Interest) of the Class E Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class E Rate.

          "Class E Loss Differential": At any time, the rate calculated by subtracting the Class E Scenario Loss Rate from the Class E Break-Even Loss Rate at such time.

          "Class E Notes": The Class E Sixth Priority Floating Rate Capitalized Interest Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class E Rate": With respect to any Class E Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 0.80% per annum.

          "Class E Scenario Loss Rate": At any time, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with the then-current rating of the Class E Notes by S&P, determined by application of the S&P CDO Monitor at such time (which rate, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix).

          "Class E Subordinate Interests": The meaning specified in Section 13.1(e) hereof.

          "Class F Break-Even Loss Rate": At any time, the maximum percentage of defaults that the Assumed Portfolio should be able to sustain, which after giving effect to S&P's assumptions on recoveries and timing and to the Priority of Payments, will result in sufficient funds remaining for the ultimate payment of interest on and principal of the Class F Notes.

          "Class F Capitalized Interest": The meaning specified in Section 2.7(h) hereof.

          "Class F Defaulted Interest Amount": With respect to the Class F Notes on or after any Payment Date on which no Class A Notes, Class B Notes, Class C Notes, Class D Notes or Class E Notes are Outstanding, any interest on the Class F Notes (other than Class F Capitalized Interest) that is due and payable but is not punctually paid or duly provided for on or prior to the due date therefor and which remains unpaid, together with interest accrued thereon (to the extent lawful).

          "Class F Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class F Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount (including the current balance of any Class F Capitalized Interest) of the Class F Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class F Rate.

          "Class F Loss Differential": At any time, the rate calculated by subtracting the Class F Scenario Loss Rate from the Class F Break-Even Loss Rate at such time.

          "Class F Notes": The Class F Seventh Priority Floating Rate Capitalized Interest Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class F Rate": With respect to any Class F Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 1.05% per annum.

          "Class F Scenario Loss Rate": At any time, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, consistent with the then-current rating of the Class F Notes by S&P, determined by application of the S&P CDO Monitor at such time (which rate, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix).

          "Class F Subordinate Interests": The meaning specified in Section 13.1(f) hereof.

          "Class F/G/H Coverage Tests": The Class F/G/H Par Value Test and the Class F/G/H Interest Coverage Test.

          "Class F/G/H Interest Coverage Ratio": The meaning specified in the definition of "Interest Coverage Ratio."

          "Class F/G/H Interest Coverage Test": The test that will be deemed met as of any Measurement Date prior to the Effective Date and will be met as of any Measurement Date on or after the Effective Date on which any Class F Notes, Class G Notes or Class H Notes remain Outstanding if the Class F/G/H Interest Coverage Ratio as of such Measurement Date is equal to or greater than 105.60%.

          "Class F/G/H Par Value Ratio": As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the sum of the Net Outstanding Portfolio Balance and the Aggregate Class A-1AR Undrawn Amount (without duplication), in each case, on such Measurement Date by (b) the sum of the Aggregate Outstanding Amount (including any Class C Capitalized Interest, Class D Capitalized Interest, Class E Capitalized Interest, Class F Capitalized Interest, Class G Capitalized Interest and Class H Capitalized Interest) of the Class A Notes (assuming for purposes of the calculation that the Class A-1AR Commitments are fully drawn), the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes and the amount of any unreimbursed Interest Advances.

          "Class F/G/H Par Value Test": The test that will be deemed met as of any Measurement Date prior to the Effective Date and will be met as of any Measurement Date on or after the Effective Date on which any Class F Notes, Class G Notes or Class H Notes remain Outstanding if the Class F/G/H Par Value Ratio on such Measurement Date is equal to or greater than 105.60%.

          "Class G Capitalized Interest": The meaning specified in Section 2.7(i) hereof.

          "Class G Defaulted Interest Amount": With respect to the Class G Notes, on or after any Payment Date on which no Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes or Class F Notes are Outstanding, any interest on the Class G Notes (other than Class G Capitalized Interest) that is due and payable but is not punctually paid or duly provided for on or prior to the due date therefor and which remains unpaid, together with interest accrued thereon (to the extent lawful).

          "Class G Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class G Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount (including the current balance of any Class G Capitalized Interest) of the Class G Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class G Rate.

          "Class G Notes": The Class G Eighth Priority Floating Rate Capitalized Interest Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class G Rate": With respect to any Class G Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 1.45% per annum.

          "Class G Subordinate Interests": The meaning specified in Section 13.1(g), hereof.

          "Class H Capitalized Interest": The meaning specified in Section 2.7(j) hereof.

          "Class H Defaulted Interest Amount": With respect to the Class H Notes, on or after any Payment Date on which no Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes or Class G Notes are Outstanding, any interest on the Class H Notes (other than Class H Capitalized Interest) that is due and payable but is not punctually paid or duly provided for on or prior to the due date therefor and which remains unpaid, together with interest accrued thereon (to the extent lawful).

          "Class H Interest Distribution Amount": On each Payment Date, the amount due to Holders of the Class H Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount (including the current balance of any Class H Capitalized Interest) of the Class H Notes with respect to the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class H Rate.

          "Class H Notes": The Class H Ninth Priority Floating Rate Capitalized Interest Term Notes due 2042, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

          "Class H Rate": With respect to any Class H Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) three-month LIBOR for the related Interest Accrual Period plus (b) 1.85% per annum.

          "Class H Subordinate Interests": The meaning specified in Section 13.1(h) hereof.

          "Clean-up Call": The meaning specified in Section 9.1 hereof.

          "Clean-up Call Date": The meaning specified in Section 9.1 hereof.

          "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Corporation": The meaning specified in Section 8-102(a)(5) of the UCC.

          "Clearing Corporation Security": A security subject to book-entry transfers and pledges deposited with the Clearing Agency.

          "Clearstream, Luxembourg": Clearstream Banking, societe anonyme, a limited liability company organized under the laws of the Grand Duchy of Luxembourg.

          "Closing": The transfer of any Note to the initial registered Holder of such Note.

          "Closing Date": December 14, 2006.

          "CMBS Conduit Securities": Collateral Debt Securities (A) issued by a single-seller or multi-seller conduit under which the holders of such Collateral Debt Securities have recourse to a specified pool of assets (but not other assets held by the conduit that support payments on other series of securities) and (B) that entitle the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) on the cash flow from a pool of commercial mortgage loans generally having the following characteristics: (i) the commercial mortgage loans have varying contractual maturities; (ii) the commercial mortgage loans are secured by real property purchased or improved with the proceeds thereof (or to refinance an outstanding loan the proceeds of which were so used); (iii) the commercial mortgage loans are obligations of a relatively limited number of obligors (with the creditworthiness of individual obligors being less material than for CMBS Large Loan Securities) and accordingly represent a relatively undiversified pool of obligor credit risk; (iv) upon original issuance of such Collateral Debt Securities no five commercial mortgage loans account for more than 20% of the aggregate principal balance of the entire pool of commercial mortgage loans supporting payments on such securities; and (v) repayment thereof can vary substantially from the contractual payment schedule (if any), with early prepayment of individual loans depending on numerous factors specific to the particular obligors and upon whether, in the case of loans bearing interest at a fixed rate, such loans or securities include an effective prepayment premium.

          "CMBS Large Loan Securities": Collateral Debt Securities (other than CMBS Conduit Securities) that entitle the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) on the cash flow from a pool of commercial mortgage loans made to finance the acquisition, construction and improvement of properties. They generally have the following characteristics: (i) the commercial mortgage loans have varying contractual maturities; (ii) the commercial mortgage loans are secured by real property purchased or improved with the proceeds thereof (or to refinance one or more outstanding loans the proceeds of which were so used); (iii) the commercial mortgage loans are obligations of a relatively limited number of obligors and accordingly represent a relatively undiversified pool of obligor credit risk; (iv) repayment thereof can vary substantially from the contractual payment schedule (if any), with early prepayment of individual loans depending on numerous factors specific to the particular obligors and upon whether, in the case of loans bearing interest at a fixed rate, such loans or securities include an effective prepayment premium; and (v) the valuation of individual properties securing the commercial mortgage loans is the primary factor in any decision to invest in those securities.

          "CMBS Security": A CMBS Conduit Security or a CMBS Large Loan Security, as the case may be, but excluding any Single Asset Mortgage Security, Single Borrower Mortgage Security or Rake Bond.

          "Co-Issuer": Arbor Realty Mortgage Securities Series 2006-1 LLC, a limited liability company formed under the laws of the State of Delaware, until a successor Person shall have become the Co-Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Co-Issuer" shall mean such successor Person.

          "Co-Issuers": The Issuer and the Co-Issuer.

          "Code": The United States Internal Revenue Code of 1986, as amended.

          "Collateral Debt Securities Purchase Agreement": Any collateral debt securities purchase agreement entered into on or about the Closing Date and any other collateral debt securities purchase agreement entered into after the Closing Date if a purchase agreement is necessary to comply with this Indenture, which agreement is assigned to the Trustee pursuant to this Indenture.

          "Collateral Debt Security" and "Collateral Debt Securities": Any loan, security or other obligation (other than Eligible Investments) purchased by the Issuer (including those acquired after the Closing Date) that complied with the Eligibility Criteria at the time the Issuer entered into the commitment to acquire such loan, security or obligation.

          "Collateral Management Agreement": The Collateral Management Agreement, dated as of the Closing Date, by and between the Issuer and the Collateral Manager, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Collateral Management Fee": The Senior Collateral Management Fee and the Subordinate Collateral Management Fee.

          "Collateral Manager" or "ARCM": Arbor Realty Collateral Management, LLC, each of Arbor Realty Collateral Management, LLC's permitted successors and assigns or any successor Person that shall have become the Collateral Manager pursuant to the provisions of the Collateral Management Agreement and thereafter "Collateral Manager" shall mean such successor Person.

          "Collateral Manager Servicing Standard": With respect to the Collateral Manager, to manage the Collateral Debt Securities that such Person is obligated to service and administer pursuant to this Indenture and the Collateral Management Agreement
(i) in accordance with (A) the higher of the following standards of care: (1) customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own mortgage loans and (2) the same manner in which, and with the same care, skill, prudence and diligence with which, the Arbor Parent manages securities comparable to the Collateral Debt Securities for its own account; (B) applicable law and (C) the terms of this Indenture, the Collateral Management Agreement and the terms of the Collateral Debt Security and the related Underlying Instruments and (ii) without regard to (A) any relationship, including as lender on any other debt, that the Collateral Manager or any Affiliate of the Collateral Manager, may have with the underlying borrower, or any Affiliate of the borrower, or any other party to this Indenture (or any agreements relating to this Indenture); (B) the obligation of the Collateral Manager to make Cure Advances; (C) the right of the Collateral Manager or any Affiliate thereof, to receive compensation or reimbursement of costs hereunder generally or with respect to any particular transaction (including, without limitation, any transaction related to the Collateral Management Agreement); and (D) the ownership, servicing or management for others of any security not subject to this Indenture by the Collateral Manager or any Affiliate thereof or the obligation of any Affiliate of the Collateral Manager to repurchase the Collateral Debt Security.

          "Collateral Quality Test Modification": The meaning specified in
Section 12.5 hereof.

          "Collateral Quality Tests": The tests that are satisfied if, as of any Measurement Date, in the aggregate, the Collateral Debt Securities purchased or irrevocably committed to be purchased (and not sold) comply with all of the requirements set forth below:

               (i) not more than 5% of the Aggregate Collateral Balance of Collateral Debt Securities with payments less frequently than quarterly are not covered by a Cash Flow Swap Agreement obtained by the Collateral Manager for the Issuer;

               (ii) not more than 20% of the Aggregate Collateral Balance consists of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) backed or otherwise invested in properties located in any single U.S. state, except that (A) up to 55% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) backed or otherwise invested in properties located in the State of New York, (B) up to 50% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) backed or otherwise invested in properties located in the State of California, (C) up to 35% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) backed or otherwise invested in properties located in the northern region of the State of California,
          (D) up to 35% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) backed or otherwise invested in properties located in the southern region of the State of California, (E) up to 30% of the

          Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) backed or otherwise invested in properties located in the District of Columbia and (F) up to 30% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) backed or otherwise invested in properties located in the State of Florida; provided that, for purposes of this clause (ii), any Collateral Debt Security described in the proviso to the definition of "Applicable Recovery Rate" shall be treated as if such Collateral Debt Security were Cash or an Eligible Investment, as applicable, and not as a Collateral Debt Security backed or otherwise invested in properties;

               (iii) not more than 10% of the Aggregate Collateral Balance consists of CMBS Securities;

               (iv) not more than 5% of the Aggregate Collateral Balance consists of CRE CDO Securities;

               (v) not more than 10% of the Aggregate Collateral Balance consists of CMBS Securities and CRE CDO Securities;

               (vi) not more than 5% of the Aggregate Collateral Balance consists of REIT Debt Securities;

               (vii) not more than 10% of the Aggregate Collateral Balance consists of Collateral Debt Securities issued by any single issuer; provided that, for avoidance of doubt, with respect to any Loan, the issuer of such Loan shall be deemed to be the borrower of such Loan;

               (viii) (A) not more than 50% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Urban Office Properties or Suburban Office Properties) that are collateralized or backed by interests on any Urban Office Properties or Suburban Office Properties; (B) not more than 40% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Multi-Family Properties) that are collateralized or backed by interests on any Multi-Family Properties; (C) not more than 30% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Retail Properties) that are collateralized or backed by interests on Retail Properties; (D) not more than 25% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Industrial Properties) that are collateralized or backed by interests on Industrial Properties; (E) not more than 35% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Hospitality Properties) that are collateralized or backed by interests on Hospitality Properties; (F) not more than 30% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Condo Conversion Properties) that are collateralized or backed by interests on Condo Conversion Properties; (G) not more than 20% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) that are collateralized or backed by interests on Condo Conversion Properties with respect to which the aggregate purchase price relating to signed contracts is less than the outstanding principal amount of the related Collateral Debt Securities; (H) not more than 25% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Mixed Use Properties) that are collateralized or backed by interests on Mixed Use Properties; (I) not more than 15% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in Warehouse Properties) that are collateralized or backed by interests on Warehouse Properties; (J) not more than 15% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in
          Land) that are collateralized or backed by interests on Land; and (K) not more than 10% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities) that are collateralized or backed by interests on Other Properties; provided that for purposes of this subclause (K) of this clause (viii) not more than 5% of the Aggregate Collateral Balance may consist of Collateral Debt Securities (other than CRE CDO Securities and REIT Debt Securities but including any REIT Debt Security the related issuer of which is required pursuant to its governing documents to invest substantially all of its assets in any single property type included in the definition of "Other Properties") that are collateralized or backed by interests on any single property type included in the definition of "Other Properties"; provided, further, that, for purposes of this clause (viii), any Collateral Debt Security described in the proviso to the definition of "Applicable Recovery Rate" shall be treated as if such Collateral Debt Security were Cash or an Eligible Investment, as applicable, and not as a Collateral Debt Security collateralized or backed by any particular Property Type;

               (ix) not more than 6.50% of the Aggregate Collateral Balance consists of Fixed Rate Securities that are not subject to Asset Specific Hedges;

               (x) not more than 5% of the Aggregate Collateral Balance consists of CMBS Securities and CRE CDO Securities that have a stated maturity date or rated final distribution date later than the Stated Maturity; provided that such 5% limitation may be increased after the Closing Date if the Rating Agency Condition has been satisfied with respect thereto and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents;

               (xi) not more than 5% of the Aggregate Collateral Balance consists of CMBS Securities that have a stated maturity later than the Stated Maturity;

               (xii) not more than 5% of the Aggregate Collateral Balance consists of CRE CDO Securities that have a stated maturity later than the Stated Maturity;

               (xiii) not more than 3.5% of the Aggregate Collateral Balance consists of CRE CDO Securities and CMBS Securities issued by any single issuer;

               (xiv) not more than 10% of the Aggregate Collateral Balance consists of Loans or Preferred Equity Securities that are secured by or relate to collateral more than 10% of the value of which is located outside of the United States or a commonwealth, territory or possession of the United States; provided that not more than 5% of the Aggregate Collateral Balance consists of Loans or Preferred Equity Securities that are secured by or relate to collateral more than 10% of the value of which is located in any one of the following: Aruba, the Bahamas, Bermuda, the British Virgin Islands, Canada, the Cayman Islands, Guernsey, Jersey, Luxembourg, Mexico, or the Netherlands Antilles;

               (xv) not more than 10% of the Aggregate Collateral Balance consists of Loans or Preferred Equity Securities that are issued by an issuer incorporated or organized outside of the United States or a commonwealth, territory or possession of the United States; provided that not more than 5% of the Aggregate Collateral Balance consists of Loans or Preferred Equity Securities that are issued by issuers incorporated or organized under the laws of any one of the following:
          Aruba, the Bahamas, Bermuda, the British Virgin Islands, Canada, the Cayman Islands, Guernsey, Jersey, Luxembourg, Mexico, or the Netherlands Antilles;

               (xvi) not more than 5% of the Aggregate Collateral Balance consists of Floating Rate Securities that bear interest based upon a floating index other than LIBOR that are not subject to Asset Specific Hedges;

               (xvii) not more than 5% of the Aggregate Collateral Balance consists of Interest Only Securities;

               (xviii) not more than 10% of the Aggregate Collateral Balance consists of Loans that are serviced by Accepted Loan Servicers that are not Approved Servicers;

               (xix) on or after the date that is 61 days after the Closing Date, not more than 10% of the Aggregate Collateral Balance consists of Loans in the form of participations with respect to which the Participating Institution is a "qualified institutional lender" as typically defined in the Underlying Instruments related to Participations and is not either a "special purpose entity" meeting S&P's then published criteria for bankruptcy-remote special purpose entities (but excluding any such criteria requiring non-consolidation opinions) or an entity that has a long-term unsecured debt rating of "A-" or higher by S&P and a long-term unsecured debt rating of "A3" or higher by Moody's; provided that, notwithstanding anything herein to the contrary, each of a securitization trust, a CDO issuer or a similar securitization vehicle and Arbor Realty Participation, LLC, a Delaware limited liability company, for so long as the separateness provisions of its organizational documents have not been amended (unless the Rating Agency Condition was satisfied in connection with such amendment), will be deemed a "special purpose entity" meeting S&P's then-published criteria for bankruptcy-remote special purpose entities for purposes of the Eligibility Criteria and the Collateral Quality Tests;

               (xx) the Moody's Maximum Tranched Rating Factor Test is satisfied;

               (xxi) the Moody's Weighted Average Extended Maturity Test is satisfied;

               (xxii) the Moody's Recovery Rate Test is satisfied;

               (xxiii) the Herfindahl Diversity Test is satisfied;

               (xxiv) the Minimum Weighted Average Coupon Test is satisfied;

               (xxv) the Minimum Weighted Average Spread Test is satisfied;

               (xxvi) the Weighted Average Life Test is satisfied;

               (xxvii) the S&P CDO Monitor Test is satisfied;

               (xxviii) the S&P Recovery Test is satisfied;

               (xxix) the Fitch Loan Diversity Index Test is satisfied; and

               (xxx) the Fitch Poolwide Expected Loss Test is satisfied.

          For the avoidance of doubt, for purposes of the foregoing clauses (ii) and (viii) above, such percentage determinations will be made by "looking-through" the CMBS Securities included in the Collateral Debt Securities; provided that such determinations shall be based solely on publicly available information in respect of such securities or other information available to the Collateral Manager without undue expense.

          Notwithstanding the foregoing, during the Ramp-Up Period, the Collateral Quality Tests need not be met.

          "Collection Accounts": The trust accounts so designated and established pursuant to Section 10.2(a) hereof.

          "Commitment Termination Time": The date on which any of the following first occurs: (i) the date on which the Delayed Funding Amounts are reduced to zero and the Collateral Manager has notified the Trustee in writing that it will not cause the Issuer to acquire any further Delayed Draw Term Loans; (ii) the date on which the Aggregate Outstanding Amount of each of the Class A-1A Notes and the Class A-1AR Notes has been paid in full; (iii) the occurrence of the Mandatory Class A-1AR Draw Date (immediately after the mandatory draw required on such date); or (iv) the Redemption Date.

          "Company Administration Agreement": The administration agreement, dated on or about the Closing Date, by and among the Issuer and the Company Administrator, as modified and supplemented and in effect from time to time.

          "Company Administrative Expenses": All fees, expenses and other amounts due or accrued with respect to any Payment Date and payable by the Issuer or the Co-Issuer to (i) the Trustee pursuant to Section 6.7 hereof or any co-trustee appointed pursuant to this Indenture (including amounts payable by the Issuer as indemnification pursuant to this Indenture) and the Class A-1AR Note Agent pursuant to the Class A-1AR Note Purchase Agreement (including amounts payable by the Issuer as indemnification pursuant to the Class A-1AR Note Purchase Agreement and any fee to a successor Class A-1AR Note Agent), (ii) the Company Administrator under the Company Administration Agreement (including amounts payable by the Issuer as indemnification pursuant to the Company Administration Agreement) and to provide for the costs of liquidating the Issuer following redemption of the Notes, (iii) the LLC Managers (including indemnification), (iv) the Independent accountants, agents and counsel of the Issuer for reasonable fees and expenses (including amounts payable in connection with the preparation of tax forms on behalf of the Issuer and the Co-Issuer) and any registered office and government filing fees, (v) the Rating Agencies for fees and expenses in connection with any rating (including the annual fee payable with respect to the monitoring of any rating) of the Notes, including fees and expenses due or accrued in connection with any credit estimate or rating of the Collateral Debt Securities, (vi) the Collateral Manager under this Indenture and the Collateral Management Agreement (including any interest on Collateral Management Fees deferred due to the operation of the Priority of Payments), (vii) the Collateral Manager or other Persons as indemnification pursuant to the Collateral Management Agreement, (viii) the Advancing Agent or other Persons as indemnification pursuant to Section 17.3, (ix) each member of the Advisory Committee (including amounts payable as indemnification) under each agreement between such Advisory Committee member and the Issuer (and the amounts payable by the Issuer to each member of the Advisory Committee as indemnification pursuant to each such agreement); (x) the Preferred Shares Paying Agent and the Share Registrar under the Preferred Shares Paying Agency Agreement (including amounts payable as indemnification), (xi) any other Person in respect of any governmental fee, charge or tax in relation to the Issuer or the Co-Issuer (in each case as certified by an Authorized Officer of the Issuer or the Co-Issuer to the Trustee), and (xii) any other Person in respect of any other fees or expenses (including indemnifications) permitted under this Indenture (including, without limitation, any costs or expenses incurred in connection with certain modeling systems and services) and the documents delivered pursuant to or in connection with this Indenture and the Notes and any amendment or other modification of any such documentation, in each case unless expressly prohibited under this Indenture (including, without limitation, the payment of all transaction fees and all legal and other fees and expenses required in connection with the purchase of any Collateral Debt Securities or any other transaction authorized by this Indenture and any amounts due in respect of the listing of any Notes on the Irish Stock Exchange); provided that Company Administrative Expenses shall not include (a) amounts payable in respect of the Notes, (b) amounts payable under any Hedge Agreement, (c) any Collateral Management Fee payable pursuant to the Collateral Management Agreement and (d) any Class A-1AR Commitment Fees or Class A-1AR Breakage Costs.

          "Company Administrator": Maples Finance Limited, a licensed trust company incorporated in the Cayman Islands, as administrator pursuant to the Company Administration Agreement, unless a successor Person shall have become administrator pursuant to the Company Administration Agreement, and thereafter, Company Administrator shall mean such successor Person.

          "Construction Loan": Any Loan with respect to which a material portion of the related property securing such Loan is subject to "ground up" construction of new improvements, including, without limitation, new foundations, new structural steel or wood frame, and new mechanical, electrical and plumbing systems and either (a) the related future funding obligation represented more than 30% of the total committed amount of the underlying loan as of the date the Issuer acquired such Future Advance Loan or (b) the related future funding obligation represented more than 40% of the total committed amount of the underlying loan as of the date of origination of such Future Advance Loan.

          "Controlling Class": The Class A-1 Notes, so long as any Class A-1 Notes are Outstanding, then the Class A-2 Notes, so long as any Class A-2 Notes are Outstanding, then the Class B Notes, so long as Class B Notes are Outstanding, then the Class C Notes, so long as any Class C Notes are Outstanding, then the Class D Notes, so long as any Class D Notes are Outstanding, then the Class E Notes, so long as any Class E Notes are Outstanding, then the Class F Notes, so long as any Class F Notes are Outstanding, then the Class G Notes, so long as any Class G Notes are Outstanding, then the Class H Notes, so long as any Class H Notes are Outstanding, and then the Preferred Shares; provided that so long as MBIA is providing credit enhancement with respect to any of the Class A Notes, whether in the form of a negative basis swap, a standby letter of credit, a surety bond, an insurance policy, a credit default swap or any other form of credit insurance or risk management, MBIA will be deemed to be the "Controlling Class" for all purposes under this Indenture.

          "Corporate Trust Office": The principal corporate trust office of the Trustee, currently located at (i) for Note transfer purposes, Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, Attention:
Corporate Trust Services Group, Arbor Realty Mortgage Securities Series 2006-1 and (ii) for all other purposes, 9062 Old Annapolis

Road, Columbia, Maryland 21045, Attention: CDO Trust Services Group, Arbor Realty Mortgage Securities Series 2006-1, telephone number (410) 884-2000, or such other address as the Trustee may designate from time to time by notice to the Noteholders, the Holder of the Preferred Shares, the Collateral Manager, the Rating Agencies, the Issuer and each Hedge Counterparty or the principal corporate trust office of any successor Trustee.

          "Coverage Test Modification": The meaning specified in Section 12.5 hereof.

          "Coverage Tests": The Class A/B Coverage Tests, the Class C/D/E Coverage Tests and the Class F/G/H Coverage Tests.

          "Covered Fixed Rate Security": Any Fixed Rate Security included in the Initial Collateral Debt Securities (or otherwise identified on Schedule H hereto) and any other Fixed Rate Security (including any Above Cap Security) (i) for which the Issuer has entered into one or more Interest Rate Swap Agreements (either individually or together with other Collateral Debt Securities), which
(A) is a market rate swap that does not require the related Hedge Counterparty to make any upfront payments, (B) has a term which is at least as long as the Initial Maturity Date of such Fixed Rate Security, (C) requires the related Hedge Counterparty to make floating rate payments to the Issuer based on the related notional amount based on the London interbank offered rate for U.S. Dollar deposits in Europe and (D) requires the Issuer to make fixed rate payments to the related Hedge Counterparty or (ii) that is subject to an Asset Specific Hedge. For the avoidance of doubt, any Fixed Rate Security with respect to which the Issuer has entered into an Interest Rate Swap Agreement that has a term expiring prior to the Initial Maturity Date of such Fixed Rate Security will not be a Covered Fixed Rate Security.

          "Covered Unfunded Other Loan": Any Unfunded Other Loan owned by any CDO issuer with respect to which the remaining future funding obligation in respect of such Unfunded Other Loan is covered dollar-for-dollar by (x) cash on deposit in a segregated account maintained by the related trustee, (y) undrawn capacity under a revolving note purchase agreement or (z) a combination of (x) and (y).

          "CRE CDO Securities": Collateralized debt obligations, collateralized bond obligations or collateralized loan obligations (including, without limitation, any synthetic collateralized debt obligations or synthetic collateralized loan obligations) that entitle the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such CRE CDO Securities) on the cash flow from (and not the market value of) a portfolio of securities related to commercial mortgage property.

          "Credit Risk/Defaulted Security Cash Purchase": The meaning specified in Section 12.1(b) hereof.

          "Credit Risk Security": Any Collateral Debt Security that, in the Collateral Manager's reasonable business judgment, has a significant risk of declining in credit quality or, with a lapse of time, becoming a Defaulted Security.

          "Cure Advance": An advance by the Collateral Manager, in connection with the exercise of a cure right by the Issuer, as controlling holder or directing holder or other similar function, with respect to a Collateral Debt Security.

          "Current Portfolio": The portfolio of Collateral Debt Securities and Eligible Investments prior to giving effect to a proposed reinvestment in a Substitute Collateral Debt Security.

          "Custodial Account": An account at the Custodial Securities Intermediary in the name of the Trustee pursuant to Section 10.1(b) hereof.

          "Custodial Securities Intermediary": The meaning specified in Section 3.3(a) hereof.

          "Dealer": Each of Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC.

          "Default": Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "Defaulted Interest Amount": The Class A-1A Defaulted Interest Amount, the Class A-1AR Defaulted Interest Amount, the Class A-2 Defaulted Interest Amount, the Class B Defaulted Interest Amount, the Class C Defaulted Interest Amount, the Class D Defaulted Interest Amount, the Class E Defaulted Interest Amount, the Class F Defaulted Interest Amount, the Class G Defaulted Interest Amount and/or the Class H Defaulted Interest Amount, as the context requires.

          "Defaulted Security": Any Collateral Debt Security or any other security included in the Assets:

                    (i) with respect to a Preferred Equity Security (1) with respect to which there has occurred and is continuing a payment default (after giving effect to any applicable grace period but without giving effect to any waiver); provided, however, that notwithstanding the foregoing, a Preferred Equity Security shall not be deemed to be a Defaulted Security as a result of (A) the related issuer's failure to pay dividends or distributions on the initial due date therefor, if the Collateral Manager, on behalf of the Issuer, (subject to the applicable provisions of the Servicing Agreement) consents to extend the due date when such dividend or distribution is due and payable, and such dividend or distribution is paid on or before such extended due date (provided that such dividend or distribution is paid not more than 60 days (or 30 days if such dividend or distribution was previously paid 60 days after the initial date that it was due as a result of the Collateral Manager, on behalf of the Issuer, previously consenting to extend such due date) after the initial date that it was due), or (B) the failure of the issuer or affiliate of the issuer of the Preferred Equity Security to redeem or purchase such Preferred Equity Security on the date when such redemption or purchase is required pursuant to the terms of the agreement setting forth the rights of the holder of that Preferred Equity Security (after giving effect to all extensions of such redemption or purchase date that the issuer or affiliate of the issuer of the Preferred Equity Security had the right to elect and did elect under the terms of the agreement setting forth the rights of the holder of that Preferred Equity Security), if the Collateral Manager, on behalf of the Issuer, (subject to the applicable provisions of the Servicing Agreement) consents to extend such redemption or purchase date; provided that such consent does not extend the redemption or purchase date by more than two (2) years after the redemption or purchase date required under such agreement (that is, the original redemption or purchase date under such agreement as extended by all extensions of such date that the issuer or affiliate of the issuer of the Preferred Equity Security had the right to elect and did elect under the terms of such agreement) and the amount required to be paid in connection with such redemption or purchase is paid on or before such extended redemption or purchase date, or (2) with respect to which there is known to the Issuer or the Collateral Manager a default (other than any payment default) which default entitles the holders thereof to accelerate the maturity of all or a portion of the principal amount of such obligation; provided, however, that, in each case, if such default is cured or waived then such asset shall no longer be a Defaulted Security or (3) with respect to which it is known to the Collateral Manager that (A) any bankruptcy, insolvency or receivership proceeding has been initiated in connection with the issuer of such Preferred Equity Security, or
          (B) there has been proposed or effected any distressed exchange or other debt restructuring where the issuer of such Preferred Equity Security has offered the debt holders a new security or package of securities that either (x) amounts to a diminished financial obligation or (y) has the purpose of helping the issuer to avoid default, or (4) that has been rated "CC," "D" or "SD" or below by S&P or "CC" or below by Fitch, or (5) there is known to the Collateral Manager that the issuer of such Preferred Equity Security is in default (without giving effect to any applicable grace period or waiver) as to payment of principal and/or interest on another obligation (and such default has not been cured or waived) which is senior or pari passu in right of payment to such Preferred Equity Security, except that a Preferred Equity Security will not constitute a "Defaulted Security" under this clause (5) if each of the Rating Agencies has confirmed in writing that such event shall not result in the reduction, qualification or withdrawal of any rating of the Notes;

                    (ii) with respect to a Loan (other than a Single Asset Mortgage Security, a Single Borrower Mortgage Security or a Rake
          Bond), if a foreclosure or default (whether or not declared) with respect to the related commercial mortgage loan has occurred; provided, however, that notwithstanding the foregoing, a Loan shall not be deemed to be a Defaulted Security as a result of (1) the related borrower's failure to pay interest on such Loan or on the related commercial mortgage loan on the initial due date therefor, if the related lender or holder of such Loan or of the related commercial mortgage loan consents to extend the due date when such interest is due and payable, and such interest is paid on or before such extended due date (provided that such interest is paid not more than 60 days (or 30 days if such interest was previously paid 60 days after the initial date that it was due) as a result of the Collateral Manager, on behalf of the Issuer, (subject to the applicable provisions of the Servicing Agreement) previously consenting to extend such due date after the initial date that it was due) after the initial date that it was due), or (2) the related borrower's failure to pay principal on such Loan or the related commercial mortgage loan on the original maturity date thereof (as defined below), if the related lender or holder of such Loan or of the related commercial mortgage loan consents to extend such maturity date (so long as the Maturity Extension Requirements are met) and such principal is paid on or before such extended maturity date, or (3) the occurrence of any default other than a payment default with respect to such Loan or the related commercial mortgage loan, unless and until the earlier of (A) the declaration of default and acceleration of the maturity of the Loan by the lender or holder thereof and (B) the continuance of such default uncured for 60 days after such default became known to the Collateral Manager or the Servicer or, subject to the satisfaction of the Rating Agency Condition and, so long as MBIA is deemed to be the Controlling Class hereunder, the consent of MBIA, such longer period as the Collateral Manager (subject to the applicable provisions of the Servicing Agreement) determines. As used above, the term "original maturity date" means the maturity date of a Loan or the related commercial mortgage loan as extended by all extensions thereof which the related borrower had the right to elect and did elect under the terms of the instruments and agreements relating to such Loan or to the related commercial mortgage loan, but before taking into account any additional extensions thereof that are consented to by the lender or holder of such Loan or of the related commercial mortgage loan; and

                    (iii) with respect to a CMBS Security, a CRE CDO Security, a REIT Debt Security, a Single Asset Mortgage Security, a Single Borrower Mortgage Security or a Rake Bond (1) as to which there has occurred and is continuing a principal payment default (without giving effect to any applicable grace period or waiver) or (2) as to which there is known to the Collateral Manager a default (other than any payment default) which default entitles the holders thereof to accelerate the maturity of all or a portion of the principal amount of such obligation; provided, however, that, in each case, if such default is cured or waived then such asset shall no longer be a Defaulted Security, or (3) as to which it is known to the Collateral Manager that (A) any bankruptcy, insolvency or receivership proceeding has been initiated in connection with the issuer of such security, or
          (B) there has been proposed or effected any distressed exchange or other debt re-structuring where the issuer of such security has offered the debt holders a new security or package of securities that either (x) amounts to a diminished financial obligation or (y) has the purpose of helping the issuer to avoid default, or (4) that has been rated "CC," "D" or "SD" or below by S&P, "CC" or below by Fitch, or "Ca" or "C" by Moody's, or with respect to REIT Debt Securities, the issuer of which has a credit rating of "D" or "SD" or as to which S&P has withdrawn its rating, or (5) as to which it is known to the Collateral Manager that the issuer thereof is in default (without giving effect to any applicable grace period or waiver) as to payment of principal and/or interest on another obligation (and such default has not been cured or waived) which is senior or pari passu in right of payment to such security, except that any such security will not constitute a "Defaulted Security" under this clause
          (5) if each of the Rating Agencies has confirmed in writing that such event shall not result in the reduction, qualification or withdrawal of any rating of the Notes, or (6)(A) as to which there has been a failure to pay interest in whole or in part for the lesser of (x) six months or (y) three payment periods (if such security is rated (or privately rated for purposes of the issuance of the Securities) below "Baa3" by Moody's or "BBB-" by S&P or Fitch); provided, however, that if the Rating Agency Condition for such security is satisfied with respect to S&P and Moody's and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented, the Collateral Manager may choose not to treat such security as a Defaulted Security or (B) as to which there has been a failure to pay interest in whole or in part for the lesser of (x) one year or (y) six consecutive payment periods (if such security is rated (or privately rated for purposes of the issuance of the Securities) "BBB-" or higher by S&P or Fitch, or "Baa3" or higher by Moody's) even if by its terms it provides for the deferral and capitalization of interest thereon;

provided that any Collateral Debt Security which has sustained a write-down of Principal Balance in accordance with its terms will not necessarily be considered a Defaulted Security solely due to such writedown; provided, further, that, for purposes of calculating the Par Value Ratios, any Collateral Debt Security that has sustained an implied reduction of principal balance due to an appraisal reduction will not necessarily be considered a Defaulted Security solely due to such implied reduction.

For purposes of calculating the Par Value Ratios, an appraisal reduction of a Collateral Debt Security will be assumed to result in an implied reduction of principal balance for such Collateral Debt Security only if such appraisal reduction is intended to reduce the interest payable on such Collateral Debt Security and only in proportion to such interest reduction. The Collateral Manager shall notify the Trustee of any appraisal reductions of Collateral Debt Securities if the Collateral Manager has actual knowledge thereof.

For purposes of the definition of "Defaulted Security," the "Maturity Extension Requirements" will be satisfied with respect to any extension if the maturity date is extended (i) in the case of Loans other than ARD Loans, to a new maturity date that is (A) not more than two years after the original maturity date and (B) not less than ten years prior to the Stated Maturity and (ii) in the case of ARD Loans, such that (A) the anticipated repayment date will not be less than 20 years prior to the Stated Maturity and (B) the new maturity date is not less than three years prior to the Stated Maturity; provided, however, that notwithstanding the requirements in the foregoing clauses (i) and (ii), "Maturity Extension Requirements" will be deemed satisfied with respect to any extensions as to which the Rating Agency Condition has been satisfied and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented.

For the avoidance of doubt, the parties hereto understand and agree that any initial permissible 60 day extension period described in paragraphs (i) and (ii) of this definition shall in no event be combined with any subsequent permissible 30 day extension period described in paragraphs (i) and (ii) of this definition.

          "Defeased Collateral Accounts": The trust accounts so designated and established pursuant to Section 10.8(a) hereof.

          "Definitive Class A-1AR Note": The meaning specified in Section 2.2(b)(iii) hereof.

          "Delayed Draw Term Loan": Any Loan that is fully committed on the initial funding date of such Loan but is required to be fully funded in one or more installments and which, once all such installments have been made, has the characteristics of a term loan; provided that no Loan with respect to which any additional funding obligation is held separately outside the Issuer by the Seller or an affiliate of the Seller or by an unaffiliated third party shall be deemed to be a "Delayed Draw Term Loan" under this Indenture; provided, further, that for purposes of each of the separate tests included within the Collateral Quality Tests, the Moody's Post-Acquisition Compliance Test and the S&P Post-Acquisition Compliance Test, the Principal Balance of a Delayed Draw Term Loan, as of any date of determination, refers to the sum of (i) the outstanding principal balance of such Delayed Draw Term Loan and (ii) the amount of the unfunded portion of such Delayed Draw Term Loan.

          "Delayed Funding Advance": With respect to Delayed Draw Term Loans, one or more future advances that the Issuer is required to make to the obligor under the Underlying Instruments relating thereto, subject to satisfaction of conditions precedent specified therein.

          "Delayed Funding Amount": With respect to Delayed Draw Term Loans, the amounts obtained pursuant to the related Delayed Funding Advance (which amounts were determined at the time the related Delayed Draw Term Loan was originated), to be applied to one or more purposes, including taxes and insurance, capital expenditures for renovation of the related mortgaged property, tenant improvements and leasing commissions, or debt service.

          "Delayed Funding Obligations Account": The account established pursuant to Section 10.6(a) hereof.

          "Deposit": Any Cash or money deposited with the Trustee by the Issuer on the Closing Date for inclusion as Assets and deposited by the Trustee in the Unused Proceeds Account on the Closing Date, which shall be equal to $123,316,156.50.

          "Deposit Accounts": The meaning specified in Section 3.3(e)(xii) hereof.

          "Depository" or "DTC": The Depository Trust Company, its nominees, and their respective successors.

          "Determination Date": With respect to the initial Payment Date, April 20, 2007, and thereafter quarterly on each January 20, April 20, July 20 and October 20 (or if such date is not a Business Day, then the next succeeding Business Day).

          "Disqualified Transferee": The meaning specified in Section 2.5(l) hereof.

          "Dollar," "U.S. $" or "$": A U.S. dollar or other equivalent unit in Cash.

          "Due Date": Each date on which a Scheduled Distribution is due on a Pledged Obligation.

          "Due Period": With respect to any Payment Date, the period commencing on the day immediately succeeding the second preceding Determination Date (or commencing on the Closing Date, in the case of the Due Period relating to the first Payment Date) and ending on and including the Determination Date immediately preceding such Payment Date.

          "Effective Date": The date which is the earlier of (i) the 270th day after the Closing Date and (ii) the first date on which the Aggregate Principal Balance of the Pledged Collateral Debt Securities (including for this purpose the unfunded portion of the Delayed Draw Term Loans) is at least equal to the Minimum Ramp-Up Amount.

          "Eligibility Criteria": The criteria set forth below, which if satisfied with respect to a loan, security or other obligation at the time it is purchased, as evidenced by an Officer's Certificate of the Collateral Manager delivered to the Trustee as of the date of such acquisition, will make such loan, security or other obligation eligible for purchase by the Issuer as a Collateral Debt Security:

               (i) it is a Loan or security related to commercial real estate;

               (ii) it is issued by an issuer incorporated or organized under the laws of, and if it is a Loan or a Preferred Equity Security it is secured by or related to property located in, (A) the United States (or a commonwealth, territory or possession of the United States) or Canada, or (B) except with respect to Mezzanine Loans, Participations, Preferred Equity Securities and REIT Debt Securities, under the laws of Aruba, the Bahamas, Bermuda, the British Virgin Islands, the Cayman Islands, Guernsey, Jersey, Luxembourg, Mexico or the Netherlands Antilles; provided that, in the case of any Loan or Preferred Equity Security described in clause (B) of this paragraph (ii), (a) the Issuer (or the Trustee or the related servicer, as applicable) is permitted, under the relevant laws of the related jurisdiction, to foreclose on the collateral securing such Loan, (b) the Issuer obtains, and maintains at all times in connection with its ownership of such Collateral Debt Security, political risk insurance in an amount not less than the outstanding principal balance of such Collateral Debt Security, (c) the underlying documents require the owner of the foreign property securing the Collateral Debt Security to have insurance against those risks (including, without limitation, windstorm insurance, if applicable) which at the time of origination of such loan was consistent with prudent commercial lending practices with respect to like properties in the same locality and (d) the issuer under such Collateral Debt Security is obligated, under the relevant underlying documents, to sweep at least weekly all rent and/or other collections related to the property securing such Collateral Debt Security, to one or more lockbox accounts held in the United States;

               (iii) with respect to each CMBS Security, REIT Debt Security, or CRE CDO Security either (a) substantially all the loans or other assets backing such

          Collateral Debt Security are secured by collateral substantially all of which is located in the United States or a commonwealth, territory or possession of the United States or (b) such CMBS Security, REIT Debt Security, or CRE CDO Security is rated by each of the Rating Agencies;

               (iv) it provides for periodic payments of interest (or, in the case of Preferred Equity Securities, dividends or other distributions) no less frequently than semi-annually;

               (v) it has a Moody's Rating, a Fitch Rating (except for Loans and Preferred Equity Securities) and a S&P Rating (and, unless otherwise agreed by S&P, such S&P Rating does not include the subscript "t"); provided that to the extent permitted under Section 12.2, Loans may be acquired by the Issuer based on an Estimated Rating;

               (vi) its acquisition would not cause the Issuer, the Co-Issuer or the pool of Pledged Obligations to be required to register as an investment company under the Investment Company Act; and if the issuer of such Collateral Debt Security is excepted from the definition of an "investment company" solely by reason of Section 3(c)(1) of the Investment Company Act, then either (a) such Collateral Debt Security does not constitute a "voting security" for purposes of the Investment Company Act or (b) the aggregate amount of such Collateral Debt Security held by the Issuer is less than 10% of the entire issue of such Collateral Debt Security;

               (vii) (a) if it is a Loan (including a Mezzanine Loan and a Rake Bond but excluding an ARD Loan), no commercial mortgage loan underlying, securing or constituting such Collateral Debt Security has a maturity date (including any extension option) that is later than ten years prior to the Stated Maturity, (b) if it is a REIT Debt Security, such REIT Debt Security (without regard to the maturities of any collateral underlying such REIT Debt Security) does not have a stated final maturity date or rated final distribution date later than the Stated Maturity, (c) if it is an ARD Loan, (i) the anticipated repayment date of such ARD Loan is not later than 20 years prior to the Stated Maturity and (ii) the maturity date of such ARD Loan is not less than three years prior to the Stated Maturity and (d) if it is a Preferred Equity Security, the date (after giving effect to all permissible extensions thereof) by which all distributions on such Preferred Equity Security attributable to the return of capital by its governing documents are required to be made is not later than ten years prior to the Stated Maturity (after giving effect to all anticipated settlement concerns in connection with such return of capital);

               (viii) it is not prohibited under its Underlying Instruments from being purchased by the Issuer and pledged to the Trustee;

               (ix) it is not, and does not provide for conversion or exchange into, "margin stock" (as defined under Regulations T, U or X by the Board of Governors of the Federal Reserve System) at any time over its life;

               (x) it is not the subject of (a) any Offer by the issuer of such security or by any other person made to all of the holders of such security to purchase or otherwise acquire such security (other than pursuant to any redemption in accordance with the terms of the related Underlying Instruments) or to convert or exchange such security into or for Cash, securities or any other type of consideration or (b) any solicitation by an issuer of such security or any other person to amend, modify or waive any provision of such security or any related Underlying Instruments, and has not been called for redemption;

               (xi) it is not an Equity Security, Principal Only Security, Step-Up Security, Market Value Collateralized Debt Obligation or any security the repayment of which is subject to substantial non-credit related risk, as determined by the Collateral Manager in its reasonable business judgment;

               (xii) except with respect to Preferred Equity Securities, it is not a security that by the terms of its Underlying Instruments provides for conversion or exchange (whether mandatory or at the option of the issuer or the holder thereof) into an Equity Security at any time prior to its maturity;

               (xiii) it is not a financing by a debtor-in-possession in any insolvency proceeding;

               (xiv) except with respect to Delayed Draw Term Loans, it will not require the Issuer to make any future payments after the initial purchase thereof;

               (xv) if it is a Delayed Draw Term Loan, an amount equal to the excess, if any, of the sum of (x) the aggregate amount of the Issuer's remaining future funding obligations with respect to such Delayed Draw Term Loan and (y) the aggregate of the Issuer's future funding obligations in respect of all other Delayed Draw Term Loans then currently owned by the Issuer, over the Aggregate Class A-1AR Undrawn Amount is deposited into the Delayed Draw Funding Obligations Account on the date such Delayed Draw Term Loan is acquired by the Issuer;

               (xvi) its acquisition will be in compliance with Section 206 of the Advisers Act;

               (xvii) except with respect to Partially Deferred Loans, it does not have any outstanding deferred or capitalized interest;

               (xviii) it is not a security that, in the Collateral Manager's reasonable business judgment, has a significant risk of declining in credit quality or, with lapse of time or notice, becoming a Defaulted Security;

               (xix) it is not a Defaulted Security (as determined by the Collateral Manager after reasonable inquiry);

               (xx) if it is a Participation, (a) it is a real estate related Participation, that is subject to the Servicing Agreement, (b) either
          (i) the Underlying Term Loan, A Note or B Note has been included in a transaction that would be classified as a CMBS Conduit Security or a CMBS Large Loan Security or (ii) the Underlying Term Loan is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement, which includes the standard servicing provisions found in CMBS Securities transactions, (c) the requirements regarding the representations and warranties with respect to the Underlying Term Loan, the Underlying Mortgage Property (as applicable) and the Participation set forth in Section 16.5 hereof have been met and (d) the terms of the Underlying Instruments are consistent with the terms of similar Underlying Instruments in the CMBS Securities industry; (provided that, in the case of any Participation with respect to which the aggregate principal balance of such Loan and all other mortgage loans and mezzanine loans, as applicable, secured by or related to the same real estate asset is below U.S.$30,000,000, it is presumed that such terms do not include requirements for independent managers or non-consolidation opinions in respect of the borrower);

               (xxi) if it is a B Note, (a) it is a real estate related B Note that is subject to the Servicing Agreement, (b) either (i) the related A Note has been included in a transaction that would be classified as a CMBS Conduit Security or a CMBS Large Loan Security or (ii) the B
          Note is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement, which includes the standard servicing provisions found in CMBS Securities transactions, (c) the requirements regarding the representations and warranties with respect to the Underlying Term Loan, the Underlying Mortgage Property (as applicable) and the B Note set forth in Section 16.5 hereof have been met and (d) the terms of the Underlying Instruments are consistent with the terms of similar Underlying Instruments in the CMBS Securities industry; (provided that, in the case of any B Note with respect to which the aggregate principal balance of such Loan and all other mortgage loans and mezzanine loans, as applicable, secured by or related to the same real estate asset is below U.S.$30,000,000, it is presumed that such terms do not include requirements for independent managers or non-consolidation opinions in respect of the borrower);

               (xxii) if it is a Mezzanine Loan, (a) it is serviced by an Accepted Loan Servicer pursuant to the Servicing Agreement, (b) in the case of any Mezzanine Loan in the form of a participation, the underlying mezzanine loan is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement, which includes the standard servicing provisions found in CMBS transactions,
          (c) the requirements regarding the representations and warranties with respect to the Underlying Term Loan, the Underlying Mortgage Property (as applicable) and the Mezzanine Loan set forth in Section 16.5 hereof have been met (including, in the case of a Mezzanine Loan in the form of a participation, any additional representations and warranties applicable thereto) and (d) the terms of the Underlying Instruments are consistent with the terms of similar Underlying Instruments in the CMBS Securities industry with respect to Mezzanine Loans;

          (provided that, in the case of any Mezzanine Loan with respect to which the principal balance of such Loan and all other mortgage loans and mezzanine loans, as applicable secured by or related to the same real estate asset is below U.S.$30,000,000, it is presumed that such terms do not include requirements for independent managers or non-consolidation opinions in respect of the borrower);

               (xxiii) if it is a Whole Loan, (a) it is a real estate related Whole Loan that is serviced by an Accepted Loan Servicer pursuant to the Servicing Agreement, (b) in the case of any Whole Loan in the form of a participation, the Underlying Term Loan is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement, which includes the standard servicing provisions found in CMBS transactions, (c) the requirements regarding the representations and warranties with respect to the Loan and the Underlying Mortgage Property (as applicable) set forth in Section 16.5 hereof have been met (including, in the case of a Whole Loan in the form of a participation, any additional representations and warranties applicable thereto) and (d) unless the Rating Agency Condition is satisfied, the terms of the Underlying Instruments are consistent with the terms of similar Underlying Instruments in the CMBS Securities industry; (provided that, in the case of any Whole Loan with respect to which the aggregate principal balance of such Loan and all other mortgage loans and mezzanine loans, as applicable, secured by or related to the same real estate asset is below U.S.$30,000,000, it is presumed that such terms do not include requirements for independent managers or non-consolidation opinions in respect of the borrower);

               (xxiv) if it is a Preferred Equity Security, (a) it is serviced by an Accepted Loan Servicer pursuant to the Servicing Agreement and
          (b) the requirements set forth in Section 16.5 hereof regarding the representations and warranties with respect to the Preferred Equity Security and the underlying real estate assets (as applicable) have been met;

               (xxv) if it is a Participation, or any other Loan in the form of a participation, except with respect to any Loan with respect to which the Rating Agency Condition with respect to S&P has been satisfied, the related Participating Institution is either a "special purpose entity" meeting S&P's then-published criteria for bankruptcy-remote special purpose entities (but excluding any such criteria requiring non-consolidation opinions) or a "qualified institutional lender" as such terms are typically defined in the Underlying Instruments related to participations or an entity that has a long-term unsecured debt rating from S&P of "A-" or higher and a long-term unsecured debt rating from Moody's of "A3" or higher; provided that, notwithstanding anything herein the contrary, each of a securitization trust, a CDO issuer or a similar securitization vehicle and Arbor Realty Participation, LLC, a Delaware limited liability company, for so long as the separateness provisions of its organizational documents have not been amended (unless the Rating Agency Condition was satisfied in connection with such amendment), will be deemed a "special purpose entity" meeting S&P's then-published criteria for bankruptcy-remote special purpose entities for purposes of the Eligibility Criteria and the Collateral Quality Tests;

               (xxvi) it is U.S. Dollar denominated and may not be converted into a security payable in any other currencies;

               (xxvii) it is one of the Specified Types;

               (xxviii) if it is a Loan or CMBS Security, the principal balance of the Loan or CMBS Security has not been reduced by a realized loss, expected loss, appraisal event, appraisal reduction or similar item since initial issuance, other than a Loan as to which a workout or other restructuring has occurred but as to which no such reduction has occurred since the completion of such workout or restructuring;

               (xxix) any requirements regarding opinions with respect to certain purchases of Collateral Debt Securities as provided in this Indenture have been met;

               (xxx) if it is a CMBS Security or a CRE CDO Security, at the time of its acquisition by the Issuer, it was rated investment grade by at least one Rating Agency;

               (xxxi) except with respect to CMBS Securities, CRE CDO Securities and REIT Debt Securities, it may not be collateralized or backed by interests on Healthcare Properties;

               (xxxii) its acquisition, ownership, enforcement and disposition will not cause the Issuer to fail to be a Qualified REIT Subsidiary unless an appropriate tax opinion is delivered by Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes;

               (xxxiii) if it is a CMBS Security or a CRE CDO Security, it does not have a stated maturity or a rated final distribution date scheduled to occur more than five (5) years later than the Stated Maturity; provided that, with respect to any such security that has a stated maturity or a rated final distribution date scheduled to occur later than the Stated Maturity, (a) if it is a CMBS Security, such CMBS Security is rated at least "A3" by Moody's (and, if rated "A3," it is not on credit watch with negative implications), and (b) if it is a CRE CDO Security, such CRE CDO Security is rated at least "Aa2" by Moody's (and, if rated "Aa2," it is not on credit watch with negative implications);

               (xxxiv) if such Collateral Debt Security has attached reciprocal "buy/sell" rights as a dispute resolution mechanism, such rights in favor of the Issuer are freely assignable by the Issuer to any of its affiliates;

               (xxxv) if it is a CRE CDO Security, (a) it is rated at least "AA" by S&P (and, if rated "AA," it is not on credit watch with negative implications) and (b) the Underlying Instruments related to such CRE CDO Security do not (1) permit the payment of interest thereon to be deferred or capitalized or (2) allow for the issuance of identical securities in place of payments of interest in Cash;

               (xxxvi) except with respect to an Interest Only Security, it provides for the repayment of principal at not less than par no later than upon its maturity or upon redemption, acceleration or its full prepayment;

               (xxxvii) if it is a CRE CDO Security, neither the Collateral Manager nor any of its affiliates is acting as a collateral manager for the related issuer;

               (xxxviii) it does not provide for any payments which are or will be subject to deduction or withholding for or on account of any withholding or similar tax, unless the issuer of such security is required to make "gross up" payments that ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required; and

               (xxxix) if it is a Future Advance Loan other than the Homewood Mountain Resort Loan, either (A) the Rating Agency Condition has been satisfied with respect thereto, or (B) each related Unfunded Other Loan is either (x) held by an entity with a long-term unsecured debt rating of "A-" or higher from S&P and "A3" or higher from Moody's, each of the conditions set forth in clauses (C)(ii), (iii) and (iv) below are satisfied and the Arbor Parent has agreed to indemnify the Issuer with respect to losses arising from the failure of such party to fulfill its future funding obligations under the related Other Loan in accordance with the related loan documents or (y) held by a CDO issuer, one or more of the debt obligations of which is rated by S&P and Moody's, the condition set forth in clause (C)(ii) below is satisfied and either (1) the condition set forth in clause (C)(iii) below is satisfied or (2) an entity with a long-term unsecured debt rating of "A-" or higher from S&P and "A3" of higher from Moody's has agreed to indemnify the Issuer with respect to losses arising from the failure of such party to fulfill its future funding obligations under the related Other Loan in accordance with the related loan documents, and in any case under clause (y), at the time the Issuer acquires the Future Advance Loan, the related Seller represents to the Issuer (to the best of its knowledge based on documentation available to such Seller) that the Unfunded Other Loan is a Covered Unfunded Other Loan, or (C) all of the following conditions are satisfied:

                    (i) the holder of the Other Loan (the "Future Advance Funder") is Arbor Realty Limited Partnership, the Arbor Parent, Arbor Realty Funding LLC, Arbor Realty Mezzanine LLC or a special purpose entity directly or indirectly wholly owned by the Arbor Parent;

                    (ii) the Issuer does not have any additional funding obligation under the related Other Loan by virtue of holding the Future Advance Loan;

                    (iii) the borrower under the Future Advance Loan has agreed
          (a) to request such advances under the related Other Loan solely from a Person other than the Issuer (so long as the Issuer does not own the related Other Loan) and (b) not to assert any defense to, or any right of offset against, payment of the Future Advance Loan as the result of any breach by the maker or holder of the related Other Loan in connection with the future funding obligation, and unless the holder of the Future Advance Loan and the related Other Loan are then the same Person, not to assert any claim against the holder of the Future Advance Loan in connection with the future funding obligation under the related Other Loan;

                    (iv) the Future Advance Funder has agreed in writing with the Issuer not to transfer the related Other Loan, except in connection with a financing, or an Approved Lender's rights, under any Warehouse Facility of the Future Advance Funder pursuant to which such Other Loan has been sold or pledged (or in satisfaction or settlement of such lender's rights currently or in the future), without satisfaction of the Rating Agency Condition unless such transferee either (x) is a CDO issuer one or more of the debt obligations of which is rated by S&P and Moody's, or (y) has a long-term unsecured debt rating of "A-" or higher from S&P or is otherwise approved by S&P and a long-term unsecured debt rating of "A3" or higher from Moody's or is otherwise approved by Moody's;

                    (v) an indemnitor (which may, but need not, be the Arbor Parent or the holder of the Other Loan) has agreed to guarantee the funding of such obligation and indemnify the Issuer with respect to any losses arising from the failure of such party to fulfill its future funding obligations under the related Other Loan in accordance with the related loan documents; provided that such indemnitor (i) has a long-term unsecured debt rating of "A-" or higher from S&P and a long-term unsecured debt rating of "A3" or higher from Moody's, or
          (ii) has obtained and delivered to the Issuer a Qualified Letter of Credit in an amount not less than the amount of the aggregate future funding obligation under the related Other Loan; and

                    (vi) after acquiring such Future Advance Loan the aggregate Principal Balance of all Future Advance Loans (other than any Future Advance Loan with respect to which the Rating Agency Condition with respect to Moody's has been satisfied) owned by the Issuer with respect to which the related Unfunded Other Loans are Construction Loans will be less than or equal to 10% of the Aggregate Collateral Balance.

          Notwithstanding the foregoing provisions of this definition, with respect to any Collateral Debt Security acquired by the Issuer on or prior to the Closing Date, if any of the Eligibility Criteria above pertains to the subject matter of a representation and warranty under the related Collateral Debt Securities Purchase Agreement as to which an exception has been disclosed in the related exception schedule, such Collateral Debt Security shall be deemed to satisfy such criterion notwithstanding such exception.

          "Eligible Account": The meaning given to such term in the Servicing Agreement.

          "Eligible Investments": Any Dollar-denominated investment that, at the time it is Granted to the Trustee (directly or through a Securities Intermediary or bailee), is Registered and is one or more of the following obligations or securities:

               (i) direct obligations of, and obligations the timely payment of principal of and interest on which is fully and expressly guaranteed by, the United States, or any agency or instrumentality of the United States, the obligations of which are expressly backed by the full faith and credit of the United States;

               (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by, any depository institution or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (including the Trustee or the commercial department of any successor Trustee, as the case may be; provided that such successor otherwise meets the criteria specified herein) and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depositary institution or trust company (or, in the case of the principal depositary institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating not less than "A1" by Moody's, "A+" by Fitch and "AA-" by S&P, in the case of long-term debt obligations, and "P-1" by Moody's, "F1" by Fitch and "A-1+" by S&P for Eligible Investments which have a maturity of 30 days or less;

               (iii) unleveraged repurchase or forward purchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above (including the Trustee or the commercial department of any successor Trustee, as the case may be; provided that such person otherwise meets the criteria specified herein) or entered into with a corporation (acting as principal) whose long-term rating is not less than "Aa2" by Moody's, "AA" by Fitch and "AAA" by S&P (for so long as any Notes rated by S&P are Outstanding) or whose short-term credit rating is not less than "P-1" by Moody's, "F1" by Fitch and "A-1+" by S&P for Eligible Investments which have a maturity of 30 days or less (for so long as any Notes rated by S&P are Outstanding); provided that the issuer thereof must also have at the time of such investment a long-term credit rating of not less than "Aa2" by Moody's, "A+" by Fitch and "AAA" by S&P (for so long as any Notes rated by S&P are Outstanding);

               (iv) registered securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia that has a credit rating of not less than "Aa2" by Moody's, "AA" by Fitch and "AAA" by S&P (for so long as any Notes rated by S&P are Outstanding) at the time of such investment or contractual commitment providing for such investment;

               (v) commercial paper or other similar short-term obligations (including that of the Trustee or the commercial department of any successor Trustee, as the case may be, or any affiliate thereof; provided that such person otherwise meets the criteria specified herein) having at the time of such investment a credit rating of "P-1" by Moody's, "F1+" by Fitch and "A-1+" by S&P (for so long as any Notes rated by S&P are Outstanding); provided, further, that the issuer thereof must also have at the time of such investment a senior long-term debt rating of not less than "Aa3" by Moody's, "AA" by Fitch and "AA" by S&P (for so long as any Notes rated by S&P are Outstanding);

               (vi) a reinvestment agreement issued by any bank (if treated as a deposit by such bank), or a Registered guaranteed investment or reinvestment agreement issued by an insurance company or other corporation or entity, in each case that has a credit rating of not less than "P-1" by Moody's, "F1+" by Fitch and "A-1+" by S&P or "A-1" by S&P for Eligible Investments which have a maturity of 30 days or less (for so long as any Notes rated by S&P are Outstanding); provided that the issuer thereof must also have at the time of such investment a long-term credit rating of not less than "Aa2" by Moody's, "AA" by Fitch and "AAA" by S&P (for so long as any Notes rated by S&P are Outstanding); and

               (vii) any other investment similar to those described in clauses
          (i) through (vi) above that (1) each of Moody's and S&P has confirmed may be included in the portfolio of Pledged Obligations as an Eligible Investment without adversely affecting its then-current ratings on the Notes and (2) has a long-term credit rating of not less than "Aa2" by Moody's, "AA" by Fitch and "AAA" by S&P (for so long as any Notes rated by S&P are Outstanding) or a credit rating of not less than "P-1" by Moody's, "F1" by Fitch and "A-1+" by S&P or "A-1" by S&P for Eligible Investments which have a maturity of 30 days or less (for so long as any Notes rated by S&P are Outstanding);

provided that mortgage-backed securities and Interest Only Securities shall not constitute Eligible Investments; and provided, further, that (a) Eligible Investments acquired with funds in the Collection Accounts shall include only such obligations or securities as mature no later than the Business Day prior to the next Payment Date succeeding the acquisition of such obligations or securities, (b) Eligible Investments shall not include obligations bearing interest at inverse floating rates, (c) Eligible Investments shall be treated as indebtedness for U.S. federal income tax purposes and such investment shall not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary (unless the Issuer has previously received an opinion of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters opining that the Issuer will be treated as a foreign corporation that will not be treated as engaged in a trade or business in the United States for U.S. federal income tax purposes, in which case the investment will not cause the Issuer to be treated as a foreign corporation that will be treated as engaged in a trade or business in the United States for U.S. federal income tax purposes), (d) Eligible Investments shall not be subject to deduction or withholding for or on account of any withholding or similar tax, unless the payor is required to make "gross up" payments that ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required,
(e) Eligible Investments shall not be purchased for a price in excess of par, shall not have an S&P rating which contains a subscript "r," "t," "p," "pi" or "q" and (f) Eligible Investments shall not include Margin Stock. Eligible Investments may be obligations of, and may be purchased from, the Trustee and its Affiliates, and may include obligations for which the Trustee or an Affiliate thereof receives compensation for providing services.

          For the avoidance of doubt, all credit ratings by Fitch required under this definition shall be deemed to be Fitch Ratings for all purposes under this Indenture.

          "Entitlement Order": The meaning specified in Section 8-102(a)(8) of the UCC.

          "Equity Security": Any security (other than any Preferred Equity Security or any asset-backed security structured as a certificate or other form of beneficial interest) that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal.

          "ERISA": The United States Employee Retirement Income Security Act of 1974, as amended.

          "Estimated Rating": The Moody's Estimated Rating or the S&P Estimated Rating, as applicable.

          "Euroclear": Euroclear Bank S.A./N.V., as operator of the Euroclear system.

          "Event of Default": The meaning specified in Section 5.1 hereof.

          "Excepted Assets": (i) The $250 of capital contributed by ARMS Equity as the holder of the ordinary shares of the Issuer, the $250 transaction fee paid to the Issuer, together with, in each case, any interest earned thereon and the bank account in which such monies are held and (ii) the Preferred Shares Distribution Account and all of the funds and other property from time to time deposited in or credited to the Preferred Shares Distribution Account.

          "Exchange Act": The Securities Exchange Act of 1934, as amended.

          "Exchange Security": The meaning specified in Section 12.1(b) hereof.

          "Expense Account": The account established pursuant to Section 10.7(a) hereof.

          "Extended Maturity Date": With respect to any Collateral Debt Security, the maturity date of such Collateral Debt Security, assuming the exercise of all extension options (if any) that are exercisable at the option of the related borrower under the terms of such Collateral Debt Security.

          "Extended Weighted Average Maturity": As of any Measurement Date with respect to the Collateral Debt Securities (other than Defaulted Securities), the number obtained by (i) summing the products obtained by multiplying (a) the remaining term to maturity (in years, rounded to the nearest one tenth thereof, and based on the Extended Maturity Date) of each Collateral Debt Security (other than Defaulted Securities) by (b) the outstanding Principal Balance at such time of such Collateral Debt Security and (ii) dividing the sum by the Aggregate Principal Balance at such time of all Collateral Debt Securities (other than Defaulted Securities).

          "Financial Asset": The meaning specified in Section 8-102(a)(9) of the UCC.

          "Financing Statements": Financing statements relating to the Assets naming the Issuer, as debtor, and the Trustee, on behalf of the Secured Parties, as secured party.

          "Fitch": Fitch, Inc., Fitch Ratings, Ltd. and their subsidiaries including Derivative Fitch, Inc. and Derivative Fitch Ltd. and any successor or successors thereto.

          "Fitch Applicable Recovery Rate": With respect to any Collateral Debt Security that is a CMBS Security, a CRE CDO Security or a REIT Debt Security on any Measurement Date, an amount equal to the percentage corresponding to the domicile, original rating, seniority and tranche thickness of such Collateral Debt Security, as applicable, as currently set forth in the Fitch Recovery Rate matrix available in the latest version of Fitch's Default Vector model, that can be downloaded from www.derivativefitch.com.

          "Fitch Fixed Rate Excess": As of any Measurement Date, a fraction (expressed as a percentage) the numerator of which is equal to the product of
(i) the greater of zero and the excess, if any, of the Weighted Average Coupon over the percentage set forth in the Weighted Average Coupon row in the applicable column of the Fitch Matrix (which percentage, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Fitch Matrix) and (ii) the Aggregate Principal Balance of all Collateral Debt Securities that are Fixed Rate Securities (excluding all Defaulted Securities and Written Down Securities) and the denominator of which is the Aggregate Principal Balance of all Collateral Debt Securities that are Floating Rate Securities (excluding all Defaulted Securities and Written Down Securities), multiplying the resulting figure by 360 and then dividing by 365. As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Fitch Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Fitch Loan Diversity Index Score": The amount, determined by the Collateral Manager on any Measurement Date, equal to the sum of the series of products obtained for each Collateral Debt Security, by squaring the quotient of
(x) the Principal Balance on such Measurement Date of each such Collateral Debt Security (and each Cash Security Exposure, if any) and (y) the Aggregate Principal Balance of all Collateral Debt Securities (and all Cash Security Exposures, if any) on such Measurement Date, multiplied by 10,000. For purposes of this definition, on the relevant Measurement Date, the sum of the aggregate amount held in cash in any account other than the Delayed Funding Obligations Account plus the excess, if any, of the Aggregate Class A-1AR Undrawn Amount over the Minimum Class A-1AR Commitment (such sum, the "Available Amount"), will be divided into one or more "Cash Security

Exposures." Each Cash Security Exposure will be sized in an amount equal to the result obtained by averaging the Principal Balance of all Collateral Debt Securities on such Measurement Date; provided, that if the Available Amount on such Measurement Date is less than such average, or if there is a portion of the Available Amount remaining in an amount less than such average, the Cash Security Exposure or the additional Cash Security Exposure, as applicable, represented thereby will be sized in the actual amount of such Available Amount or portion thereof.

          "Fitch Loan Diversity Index Test": A test that will be satisfied on any Measurement Date if the Fitch Loan Diversity Index Score for the Collateral Debt Securities on such Measurement Date is less than or equal to 500.

          "Fitch Matrix": The matrix set forth in Schedule G attached hereto.

          "Fitch Minimum Weighted Average Coupon Test": A test that will be satisfied on any Measurement Date if the Weighted Average Coupon plus the Fitch Spread Excess, if any, is greater than or equal to the number set forth in the Weighted Average Coupon row in the applicable column of the Fitch Matrix (which number, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Fitch Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Fitch Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Fitch Minimum Weighted Average Spread Test": A test that will be satisfied as of any Measurement Date if the Weighted Average Spread plus the Fitch Fixed Rate Excess, if any, is greater than or equal to the number set forth in the Weighted Average Spread row in the applicable column of the Fitch Matrix (which number, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Fitch Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Fitch Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Fitch Poolwide Expected Loss": The output generated using Fitch's CREL Surveyor model as applied to all Collateral Debt Securities that are Loans.

          "Fitch Poolwide Expected Loss Test": A test that will be satisfied on any Measurement Date if the Fitch Poolwide Expected Loss is equal to or less than the percentage set forth in the Fitch Poolwide Expected Loss row in the applicable column of the Fitch Matrix (which percentage, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Fitch Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Fitch Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Fitch Rating": With respect to any Collateral Debt Security,

               (i) if such Collateral Debt Security is rated by Fitch, the Fitch Rating shall be such rating;

               (ii) if such Collateral Debt Security is not rated by Fitch and a rating is published by both S&P and Moody's, the Fitch Rating shall be the lower of such ratings; and, except with respect to any Loan, if a rating is published by only one of S&P and Moody's, the Fitch Rating shall be that published rating by S&P or Moody's, as the case may be; or

               (iii) if the Fitch Rating cannot be assigned in accordance with clauses (i) or (ii) above, the Issuer (or the Collateral Manager on behalf of the Issuer) shall apply to Fitch for a credit assessment which thereafter shall be the Fitch Rating;

          provided that (x) if such Collateral Debt Security has been put on rating watch negative for possible downgrade by any Rating Agency, then the rating used to determine the Fitch Rating under either of clauses (i) or (ii) above shall be one rating subcategory below such rating by that Rating Agency, and (y) if such Collateral Debt Security has been put on rating watch positive for possible upgrade by any Rating Agency, then the rating used to determine the Fitch Rating under either of clauses (i) or (ii) above shall be one rating subcategory above such rating by that Rating Agency, and (z) notwithstanding the rating definition described above, Fitch reserves the right to issue a rating estimate for any Collateral Debt Security at any time.

          "Fitch Spread Excess": As of any Measurement Date, a fraction (expressed as a percentage), the numerator of which is equal to the product of
(i) the greater of zero and the excess, if any, of the Weighted Average Spread over the percentage set forth in the Weighted Average Spread row in the applicable column of the Fitch Matrix (which percentage, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Fitch Matrix) and (ii) the Aggregate Principal Balance of all Collateral Debt Securities that are Floating Rate Securities (excluding all Defaulted Securities and Written Down Securities) and the denominator of which is the Aggregate Principal Balance of all Collateral Debt Securities that are Fixed Rate Securities (excluding all Defaulted Securities and Written Down Securities), multiplying the resulting figure by 365 and then dividing by 360. As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Fitch Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Fixed Rate Excess": The Moody's Fixed Rate Excess, the S&P Fixed Rate Excess or the Fitch Fixed Rate Excess, as the context requires.

          "Fixed Rate Security": Any Collateral Debt Security (including, without limitation, an Above Cap Security) other than a Floating Rate Security.

          "Floating Rate Security": Any Collateral Debt Security which bears interest based upon a floating rate index (including a floating rate index subject to a cap but other than an Above Cap Security); provided that, for purposes of calculating each Fixed Rate Excess, each Spread Excess, the Weighted Average Coupon and the Weighted Average Spread, any Covered Fixed Rate Security shall be deemed to be a Floating Rate Security and that, for purposes of calculating each Spread Excess and the Weighted Average Spread, such Covered Fixed Rate

Security shall be assumed to have a spread above LIBOR equal to the spread over the London interbank offered rate for U.S. Dollar deposits in Europe for the related swap agreement.

          "Form-Approved Asset Specific Hedge": Any Asset Specific Hedge (a) the documentation of which conforms (but for the amount and timing of periodic payments, the notional amount, the effective date, the termination date and other similarly necessary changes) to a form for which satisfaction of the Rating Agency Condition was previously received (as certified to the Trustee by the Collateral Manager); provided that any Rating Agency may withdraw its approval of a form at any time (which, for the avoidance of doubt, will not affect any Form-Approved Asset Specific Hedge entered into prior to the time of such withdrawal) and (b) as to which there are no upfront payments required to be made thereunder by the Issuer.

          "Future Advance Funder": The meaning specified in clause (xxxix)(C)(i) of the definition of Eligibility Criteria.

          "Future Advance Loan": Any Loan acquired by the Issuer by purchase (referred to solely for purposes of this definition as the "Issuer's Loan") with respect to which, at the time of such acquisition and for so long as the Issuer owns such Loan, there is outstanding and owned by a Person other than the Issuer one or more other Loans to the same borrower that was made by the maker of the Issuer's Loan (each such Loan, an "Other Loan") if with respect to such Other Loan both (i) either it (A) is secured by the same mortgage or deed of trust on the same underlying mortgage property as the Issuer's Loan or (B) if the Issuer's Loan is a participation interest in a Mezzanine Loan, is secured by the same pledged collateral, and (ii) there exists a continuing obligation on the part of the holder of at least one Other Loan after the Closing Date to provide additional funding to the borrower under such Other Loan, upon the terms and conditions of the underlying loan documents for such Other Loan (each such Other Loan, an "Unfunded Other Loan").

          "GAAP": The meaning specified in Section 6.3(k) hereof.

          "General Intangible": The meaning specified in Section 9-102(a)(42) of the UCC.

          "Global Securities": The Rule 144A Global Securities and the Regulation S Global Securities.

          "Governing Documents": With respect to (i) the Issuer, the memorandum and articles of association of the Issuer, as amended and restated and/or supplemented and in effect from time to time and certain resolutions of its Board of Directors and (ii) all other Persons, the articles of incorporation, certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement, limited liability company agreement, certificate of formation, articles of association and similar charter documents, as applicable to any such Person.

          "Government Items": A security (other than a security issued by the Government National Mortgage Association) issued or guaranteed by the United States of America or an agency or instrumentality thereof representing a full faith and credit obligation of the United States of America and, with respect to each of the foregoing, that is maintained in book-entry form on the records of a Federal Reserve Bank.

          "Grant": To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Pledged Obligations or of any other security or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim, collect, receive and take receipt for principal and interest payments in respect of the Pledged Obligations (or any other security or instrument), and all other Monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Hedge Agreement": Collectively, one or more interest rate cap agreements, interest rate floor agreements, interest rate basis swap agreements, Interest Rate Swap Agreements (including Asset Specific Hedges), Cash Flow Swap Agreements or similar agreements, including any related ISDA Master Agreement (including any schedule and Hedge Counterparty Credit Support thereto) and confirmations, entered into between the Issuer and one or more Hedge Counterparties from time to time and any additional or replacement interest rate cap or swap agreements or other agreements that address interest rate exposure, basis risk or payment frequency exposure entered into from time to time between the Issuer and each Hedge Counterparty in accordance with the terms hereof, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Hedge Collateral Account": Each trust account established pursuant to
Section 16.1(e) hereof.

          "Hedge Counterparty": Any institution or institutions with whom the Issuer enters into any Hedge Agreements.

          "Hedge Counterparty Collateral Threshold Rating": With respect to a person as an issuer or with respect to the debt of such person, as the case may be, (i) with respect to a Person as an issuer or with respect to the long-term senior unsecured debt of such Person, "A" and the short-term debt of such Person is rated at least "F1", in each case by Fitch (for so long as any Notes are Outstanding and are rated by Fitch); (ii) with respect to a Person as an issuer or with respect to the long-term senior unsecured debt of such Person, "A1" and not on "watch for downgrade" (and the short-term debt of such Person is rated "P-1" and not on "watch for downgrade") or "Aa3" and not on "watch for downgrade" (if only the long-term debt obligations of such Person are rated by Moody's) (for so long as any Notes are Outstanding and rated by Moody's); and
(iii) a short-term debt rating of "A-1" by S&P, or, if such Person does not have a short-term debt rating, with respect to such Person as an issuer or with respect to the long-term senior unsecured debt of such Person, "A+" by S&P (for so long as any Notes are Outstanding and are rated by S& P); provided that, should a Rating Agency effect an overall downward adjustment of its short-term or long-term ratings, then the applicable Hedge Counterparty Collateral Threshold Rating shall be downwardly adjusted accordingly; provided, further, that any such adjustment to a rating shall be subject to the prior written consent of the applicable Rating Agency.

          "Hedge Counterparty Credit Support": With respect to a Hedge Agreement, the agreement to provide collateral, if necessary, substantially in the form of the ISDA Credit Support Annex attached to the related Hedge Agreement.

          "Hedge Counterparty Credit Support Provider": The meaning specified in
Section 16.1(a) hereof.

          "Hedge Counterparty Required Rating": (i) with respect to a Person as an issuer or with respect to long-term senior unsecured debt of such Person, (a) "A1" by Moody's to the extent such Person has a long-term rating only (for so long as any Notes are Outstanding and are rated by Moody's); or (b) "A2" by Moody's to the extent such Person has both a long-term and short-term rating and the short-term rating is "P-1" (for so long as any Notes are Outstanding and are rated by Moody's); (ii) with respect to a Person as an issuer or with respect to long-term senior unsecured debt of such Person, "BBB+" by Fitch (for so long as any Notes are Outstanding and are rated by Fitch) and short-term rating of such Person, of at least "F2" (for so long as any Notes are Outstanding and are rated by Fitch); and (iii) with respect to a Person as an issuer or with respect to long-term senior unsecured debt of such Person, "BBB-" by S&P (for so long as any Notes are Outstanding and are rated by S&P), or short-term rating of such Person, of "A-3" by S&P (for so long as any Notes are Outstanding and are rated by S&P); provided that should a Rating Agency effect an overall downward adjustment of its short-term or long-term ratings, then the applicable Hedge Counterparty Required Rating shall be downwardly adjusted accordingly; provided, further, that any adjustment to a rating shall be subject to the prior written consent of the applicable Rating Agency.

          "Hedge Payment Amount": With respect to each Asset Specific Hedge, the amount of any payment then due and payable thereunder by the Issuer to each Hedge Counterparty, including without limitation any payments due and payable upon a termination of such Hedge Agreement.

          "Hedge Termination Account": Each trust account established pursuant to Section 16.1(g) hereof.

          "Herfindahl Diversity Test": A test that will be satisfied on any Measurement Date if the Herfindahl Score for the Collateral Debt Securities on such Measurement Date is greater than or equal to the number set forth in the Herfindahl Score row in the applicable column of the Moody's Matrix (which number, for the avoidance of doubt, will vary depending on the then current levels of the other variables included in the Moody's Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Moody's Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Herfindahl Score": The amount determined by the Collateral Manager on any Measurement Date, by dividing (i) one by (ii) the sum of the series of products obtained for each Collateral Debt Security, by squaring the quotient of
(x) the Principal Balance on such Measurement Date of each such Collateral Debt Security and (y) the aggregate Principal Balance of all Collateral Debt Securities on such Measurement Date. For purposes of calculating the Herfindahl Score, each $1,000,000 increment of all amounts held in cash in any account other than the Delayed Funding Obligations Account plus the excess, if any, of the Aggregate Class A-1AR Undrawn Amount over the Minimum Class A-1AR Commitment, shall be treated as a single Collateral Debt Security.

          "Highest Auction Price": The meaning specified in Section 12.4(b)(iv) hereof.

          "Holder" or "Securityholder": With respect to any Note, the Person in whose name such Note is registered in the Notes Register. With respect to any Preferred Share, the Person in whose name such Preferred Share is registered in the register maintained by the Share Registrar.

          "Holder Subaccount": The meaning specified in Section 18.4 hereof.

          "Indenture": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.

          "Independent": As to any Person, any other Person (including, in the case of an accountant, or lawyer, a firm of accountants or lawyers and any member thereof or an investment bank and any member thereof) who (i) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person, and (ii) is not connected with such Person as an Officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. "Independent" when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.

          Whenever any Independent Person's opinion or certificate is to be furnished to the Trustee such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

          "Initial Collateral Debt Securities": The Collateral Debt Securities listed on Schedule I attached hereto.

          "Initial Maturity Date": With respect to any Collateral Debt Security, the maturity date of such Collateral Debt Security without giving effect to any extension options available under the terms of such Collateral Debt Security.

          "Initial Purchaser": Wachovia Capital Markets, LLC, as initial purchaser of the Notes (other than the Class A-1AR Notes).

          "Instrument": The meaning specified in Section 9-102(a)(47) of the UCC.

          "Interest Accrual Period": (a) With respect to the Notes (other than the Class A-1AR Notes), (i) with respect to the first Payment Date, the period from and including the Closing Date to but excluding the initial Payment Date in April 2007 and (ii) with respect to each successive Payment Date, the period from and including the immediately preceding Payment

Date to, but excluding, such Payment Date and (b) with respect to the Class A-1AR Notes and any Class A-1AR Draw, (i) initially the period from and including the date of any Class A-1AR Draw to, but excluding, the first Payment Date immediately following such Class A-1AR Draw and (ii) with respect to each successive Payment Date, the period from and including the immediately preceding Payment Date to, but excluding, such Payment Date.

          "Interest Advance": The meaning specified in Section 10.9(a) hereof.

          "Interest Collection Account": The trust account established pursuant to Section 10.2(a) hereof.

          "Interest Coverage Ratio": With respect to the Class A Notes and the Class B Notes (the "Class A/B Interest Coverage Ratio"), the Class C Notes, the Class D Notes and the Class E Notes (the "Class C/D/E Interest Coverage Ratio") or the Class F Notes, the Class G Notes and the Class H Notes (the "Class F/G/H Interest Coverage Ratio") as of any Measurement Date, the ratio calculated by dividing:

     (1) (i) the sum of (A) Cash standing to the credit of the Expense Account, plus (B) the Scheduled Distributions of interest (or, in the case of the Preferred Equity Securities, the scheduled payments of dividends or other distributions not attributable to the return of capital by their governing documents) due (in each case regardless of whether the due date for any such interest (or dividend or other distribution) payment has yet occurred) in the Due Period in which such Measurement Date occurs on (x) the Collateral Debt Securities (excluding accrued and unpaid interest on Defaulted Securities); provided that no interest (or dividends or other distributions) will be included with respect to any Collateral Debt Security (including, without limitation, the deferred or capitalized interest component of a Partially Deferred Loan) to the extent that such Collateral Debt Security does not provide for the scheduled payment of interest (or dividends or other distributions) in Cash and (y) the Eligible Investments held in the Payment Account, the Collection Accounts, the Interest Reserve Account, the Delayed Funding Obligations Account and the Expense Account (whether purchased with Interest Proceeds or Principal Proceeds), plus (C) any net amount (other than any termination payments) scheduled to be received by the Issuer from any Hedge Counterparty under any related Hedge Agreement on or before the following Payment Date, plus (D) Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent, with respect to the related Payment Date, minus (ii) the sum of (A) any net amount (other than any termination payments) scheduled to be paid by the Issuer to any Hedge Counterparty under any related Hedge Agreement on or before the following Payment Date, plus, without duplication, (B) any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (5) (other than any Senior Collateral Management Fees that the Collateral Manager has agreed to waive permanently in accordance with the Collateral Management Agreement); by

     (2) (i) in the case of the Class A/B Interest Coverage Ratio, the sum of the scheduled interest on the Class A-1 Notes, the Class A-2 Notes and the Class B Notes payable on the Payment Date immediately following such Measurement Date plus any Class A-1 Defaulted Interest Amount, any Class A-2 Defaulted Interest Amount and any Class B Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date plus the Class A-1AR Commitment Fee payable on the Payment Date immediately following such Measurement Date; (ii) in the case of the Class C/D/E Interest Coverage Ratio, the amount determined by the foregoing clause (i) plus the scheduled interest on the Class C Notes, the Class D Notes and the Class E Notes payable on the Payment Date immediately following such Measurement Date (including interest on the Class C Capitalized Interest, the Class D Capitalized Interest and the Class E Capitalized Interest) plus, without duplication, any Class C Defaulted Interest Amount, Class D Defaulted Interest Amount and Class E Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date; or (iii) in the case of the Class F/G/H Interest Coverage Ratio, the amount determined by the foregoing clause (ii) plus the scheduled interest on the Class F Notes, the Class G Notes and the Class H Notes payable on the Payment Date immediately following such Measurement Date (including interest on the Class F Capitalized Interest, the Class G Capitalized Interest and the Class H Capitalized Interest) plus, without duplication, any Class F Defaulted Interest Amount, Class G Defaulted Interest Amount and Class H Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date.

          "Interest Coverage Test": Each of the Class A/B Interest Coverage Test, the Class C/D/E Interest Coverage Test and the Class F/G/H Interest Coverage Test.

          "Interest Distribution Amount": Each of the Class A-1A Interest Distribution Amount, Class A-1AR Interest Distribution Amount, Class A-2 Interest Distribution Amount, Class B Interest Distribution Amount, Class C Interest Distribution Amount, Class D Interest Distribution Amount, Class E Interest Distribution Amount, Class F Interest Distribution Amount, Class G Interest Distribution Amount and Class H Interest Distribution Amount.

          "Interest Only Security": Any security that by its terms provides for periodic payments of interest on a notional amount and does not provide for the repayment of a principal amount.

          "Interest Proceeds": With respect to any Payment Date, (A) the sum (without duplication) of (1) all Cash payments of interest (including any deferred interest and any amount representing the accreted portion of a discount from the face amount of an Eligible Investment) or dividends and other distributions (but excluding distributions on Preferred Equity Securities attributable to the return of capital by their governing documents) received during the related Due Period on all Collateral Debt Securities other than Defaulted Securities) (net of the Servicing Fee and other amounts payable in accordance with the Servicing Agreement) and

Eligible Investments, including, in the Collateral Manager's commercially reasonable discretion (exercised as of the trade date), the accrued interest received in connection with a sale of such Collateral Debt Securities or Eligible Investments (to the extent such accrued interest was not applied to the purchase of Substitute Collateral Debt Securities), in each case, excluding any accrued interest included in Principal Proceeds pursuant to clause (A)(4), (5) or (7) of the definition of Principal Proceeds, (2) all make whole premiums, yield maintenance or any interest amount paid in excess of the stated interest amount of a Collateral Debt Security received during the related Due Period, (3) all amendment and waiver fees, late payment fees, commitment fees, exit fees, extension fees and other fees and commissions received by the Issuer during such Due Period in connection with such Collateral Debt Securities and Eligible Investments (other than, in each such case, fees and commissions received in connection with the restructuring of a Defaulted Security or default of Collateral Debt Securities and Eligible Investments), (4) all payments pursuant to any Hedge Agreement for the Payment Date immediately following such Due Period (excluding any amounts payable to the Issuer upon a termination under any Hedge Agreement during such Due Period), (5) funds in the Unused Proceeds Account designated as Interest Proceeds by the Collateral Manager pursuant to
Section 10.4(c), (6) funds in the Expense Account designated as Interest Proceeds by the Collateral Manager pursuant to Section 10.7(a), (7) funds remaining on deposit in the Expense Account upon redemption of the Notes in whole, pursuant to Section 10.7(a), (8) except for distributions on Preferred Equity Securities attributable to the return of capital by their governing documents and other than as specified in item (1) above, all proceeds received in respect of equity features, if any, of the Collateral Debt Securities, (9) Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent, with respect to such Payment Date, (10) all payments of principal on Eligible Investments purchased with proceeds of items (A)(1), (2) and (3) of this definition, (11) all amounts to be transferred by the Trustee from each Defeased Collateral Account to the Interest Collection Account in respect of such Payment Date as directed by the Issuer (or the Collateral Manager on the Issuer's behalf), (12) any excess proceeds received in respect of a Collateral Debt Security after required fixed payments are made on the other classes of securities senior to such Collateral Debt Security to the extent such proceeds are designated "Interest Proceeds" by the Collateral Manager in its sole discretion with notice to the Trustee on or before the related Determination Date and (13) on any Payment Date, all or a portion of the amounts, as determined by the Collateral Manager in its sole discretion, then on deposit in the Interest Reserve Account; provided that Interest Proceeds will in no event include any payment or proceeds specifically defined as "Principal Proceeds" in the definition thereof, minus (B) (x) the aggregate amount of any Nonrecoverable Interest Advances that were previously reimbursed to the Advancing Agent or the Backup Advancing Agent, and the aggregate amount of any Nonrecoverable Cure Advances reimbursed to the Collateral Manager during the related Due Period from Interest Proceeds and (y) the aggregate amount of any Hedge Payment Amounts that were previously paid to the applicable Hedge Counterparty from Interest Proceeds during the related Due Period as a result of the early termination of the related Asset Specific Hedge from any call, redemption and prepayment premiums in accordance with clause (e) of the definition of Asset Specific Hedge.

          "Interest Rate Swap Agreement": An interest rate swap agreement, including any related ISDA Master Agreement and confirmations, for purposes of managing the Issuer's interest rate exposure related to the variable rate of interest applicable to the Notes.

          "Interest Reserve Account": The trust account established pursuant to
Section 10.5 hereof.

          "Interest Shortfall": The meaning set forth in Section 10.9(a) hereof.

          "Investment Company Act": The United States Investment Company Act of 1940, as amended.

          "Irish Paying Agent": J&E Davy, or any successor Irish Paying Agent under the Irish Paying Agent Agreement.

          "Irish Paying Agent Agreement": The agreement between the Issuer and J&E Davy that will be entered into in the event that the listing of the Notes on the Irish Stock Exchange is obtained.

          "Irish Stock Exchange": The Irish Stock Exchange Limited.

          "ISDA": The International Swaps and Derivatives Association, Inc.

          "ISDA Credit Support Annex": The credit support annex to the ISDA Master Agreement.

          "ISDA Master Agreement": The 1992 ISDA Master Agreement
(Multicurrency--Cross Border).

          "Issuer": Arbor Realty Mortgage Securities Series 2006-1, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

          "Issuer Order" and "Issuer Request": A written order or request (which may be in the form of a standing order or request) dated and signed in the name of the Issuer (and the Co-Issuer, if applicable) by an Authorized Officer of the Issuer (and by an Authorized Officer of the Co-Issuer, if applicable), or by an Authorized Officer of the Collateral Manager.

          "Issuer's Loan": The meaning specified in the definition of Future Advance Loan.

          "LIBOR": The meaning set forth in Schedule J attached hereto.

          "LIBOR Determination Date": The meaning set forth in Schedule J attached hereto.

          "Liquidity Facility": A liquidity loan agreement, credit facility and/or purchase agreement providing for the several commitments of the Liquidity Providers party thereto in the aggregate to make loans to, or acquire interests in the assets of, a Holder of Class A-1AR Notes in an aggregate principal amount at any one time outstanding at least equal to the Class A-1AR Commitment of such Holder.

          "Liquidity Provider": A bank or other institution or entity that a Holder of a Class A-1AR Note (or prospective transferee) is entitled under a Liquidity Facility to borrow from, or sell an interest in assets to.

          "List": The meaning specified in Section 12.4(a)(ii) hereof.

          "Listed Bidders": The meaning specified in Section 12.4(a)(ii) hereof.

          "LLC Managers": The managers of the Co-Issuer duly appointed by the sole member of the Co-Issuer (or, if there is only one manager of the Co-Issuer so duly appointed, such sole manager).

          "Loan": Any U.S. Dollar-denominated interest in a senior secured or senior unsecured or senior or junior subordinated loan (including, without limitation, a mortgage loan, a Whole Loan, an ARD Loan, a Delayed Draw Term Loan, or a B Note (or other interest in a split loan structure)) or any Participation interest therein, or any Mezzanine Loan, Single Asset Mortgage Security, Single Borrower Mortgage Security or Rake Bond.

          "London Banking Day": The meaning set forth in Schedule J attached hereto.

          "Majority": With respect to:

          (i) any Class of Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Notes of such Class; and

          (ii) the Preferred Shares, the Preferred Shareholders representing more than 50% of the aggregate Notional Amount of the outstanding Preferred Shares, which are issued and have not been redeemed.

          "Mandatory Class A-1AR Draw Date": The earliest to occur of the following: (i) the last day of the Reinvestment Period; (ii) the occurrence of an Event of Default described in Section 5.1(f) or 5.1(g); and (iii) the date on which the Notes are accelerated following any other Event of Default.

          "Mandatory Redemption": The meaning specified in Section 9.6 hereof.

          "Margin Stock": As defined under Regulation U issued by the Board of Governors of the Federal Reserve System.

          "Market Value": With respect to any date of determination and any Collateral Debt Security or Eligible Investment, an amount equal to (i) the median of the bona fide bids for such Collateral Debt Security obtained by the Collateral Manager at such time from any three nationally recognized dealers, which dealers are Independent from one another and from the Collateral Manager,
(ii) if the Collateral Manager is in good faith unable to obtain bids from three such dealers, the lesser of the bona fide bids for such Collateral Debt Security obtained by the Collateral Manager at such time from any two nationally recognized dealers chosen by the Collateral Manager, which dealers are Independent from each other and the Collateral Manager, or (iii) if the Collateral Manager is in good faith unable to obtain bids from two such dealers, the bona fide bid for such Collateral Debt Security obtained by the Collateral Manager at such time from any nationally recognized dealer chosen by the Collateral Manager, which dealer is Independent from the Collateral Manager.

          "Market Value Collateralized Debt Obligation": Any collateralized debt obligation that is valued on the basis of the market value of the underlying debt obligations rather than the cash flow related to the underlying debt obligations.

          "Maturity": With respect to any Note, the date on which the unpaid principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

          "Maximum Class A-1AR Commitment": The maximum aggregate Class A-1AR Commitments, which shall equal $100,000,000 on the Closing Date, as such amount may be decreased as a result of Mandatory Redemptions, Special Amortizations or redemptions in connection with Rating Confirmation Failures as described in
Section 18.1(e).

          "MBIA": MBIA Insurance Corporation or any successor or assignee thereto.

          "Measurement Date": Any of the following: (i) the Closing Date, (ii) the date of acquisition or disposition of any Collateral Debt Security, (iii) any date on which any Collateral Debt Security becomes a Defaulted Security,
(iv) each Determination Date, (v) the last Business Day of each calendar month (other than any calendar month in which a Determination Date occurs) and (vi) with reasonable notice to the Issuer and the Trustee, any other Business Day that any Rating Agency or the Holders of at least 66-2/3% of the Aggregate Outstanding Amount of any Class of Notes requests be a "Measurement Date"; provided that, if any such date would otherwise fall on a day that is not a Business Day, the relevant Measurement Date will be the immediately preceding Business Day.

          "Mezzanine Loan": A Loan secured by one or more direct or indirect ownership interests in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more commercial properties, including a participation interest therein.

          "Minimum Class A-1AR Commitment": As of any date, the excess, if any, of (i) the Total Unfunded Delayed Funding Amount over (ii) the amount then on deposit in the Delayed Funding Obligations Account.

          "Minimum Ramp-Up Amount": An amount equal to $600,000,000.

          "Minimum Weighted Average Coupon Test": A test that will be satisfied on any Measurement Date if each of the Moody's Minimum Weighted Average Coupon Test, the S&P Minimum Weighted Average Coupon Test and the Fitch Minimum Weighted Average Coupon Test is satisfied as of such Measurement Date.

          "Minimum Weighted Average Spread Test": A test that will be satisfied as of any Measurement Date if each of the Moody's Minimum Weighted Average Spread Test, the S&P

Minimum Weighted Average Spread Test and the Fitch Minimum Weighted Average Spread Test is satisfied as of such Measurement Date.

          "Minnesota Collateral": The meaning specified in Section 3.3(a)(v) hereof.

          "Money": The meaning specified in Section 1-201(24) of the UCC.

          "Monthly Report": The meaning specified in Section 10.11(c) hereof.

          "Moody's": Moody's Investors Service, Inc., and its successors in interest.

          "Moody's Assigned Rating": A rating determined in accordance with the definition of "Moody's Rating" other than the Moody's Estimated Rating.

          "Moody's Estimated Rating": The estimated rating for a Collateral Debt Security determined by the Collateral Manager in accordance with clause (v) of the definition of "Moody's Rating,"

          "Moody's Fixed Rate Excess": As of any Measurement Date, a fraction (expressed as a percentage) the numerator of which is equal to the product of
(a) the greater of zero and the excess, if any, of the Weighted Average Coupon over the percentage set forth in the Weighted Average Coupon row in the applicable column of the Moody's Matrix (which percentage, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Moody's Matrix) and (b) the Aggregate Principal Balance of all Collateral Debt Securities that are Fixed Rate Securities (excluding all Defaulted Securities and Written Down Securities) and the denominator of which is the Aggregate Principal Balance of all Collateral Debt Securities that are Floating Rate Securities (excluding all Defaulted Securities and Written Down Securities), multiplying the resulting figure by 360 and then dividing by 365. As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Moody's Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Moody's Matrix": The matrix set forth in Schedule A attached hereto.

          "Moody's Maximum Tranched Rating Factor Test": A test that will be satisfied on any Measurement Date if the Weighted Average Moody's Rating Factor does not exceed the number set forth in the Weighted Average Moody's Rating Factor row in the applicable column of the Moody's Matrix (which number, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Moody's Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Moody's Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Moody's Minimum Weighted Average Coupon Test": A test that will be satisfied on any Measurement Date if the Weighted Average Coupon plus the Moody's Spread Excess, if any, is greater than or equal to 7%.

          "Moody's Minimum Weighted Average Spread Test": A test that will be satisfied as of any Measurement Date if the Weighted Average Spread plus the Moody's Fixed Rate Excess, if any, is greater than or equal to the number set forth in the Weighted Average Spread row in the applicable column of the Moody's Matrix (which number, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Moody's Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Moody's Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Moody's Post-Acquisition Compliance Test": With respect to any Substitute Collateral Debt Security which did not have a Moody's Assigned Rating at the time it was acquired by the Issuer, the test that is satisfied if (a) the Moody's Assigned Rating subsequently determined for such Substitute Collateral Debt Security is equal to or higher than its Moody's Estimated Rating, (b) as of the date such Substitute Collateral Debt Security was acquired by the Issuer, the Moody's Maximum Tranched Rating Factor Test would have been satisfied using the Moody's Assigned Rating subsequently determined for such Substitute Collateral Debt Security, or, if such test was not satisfied immediately prior to such acquisition, the extent of compliance with such test would have been maintained or improved, or (c) the Moody's Maximum Tranched Rating Factor Test is satisfied.

          "Moody's Post-Acquisition Failure": The meaning specified in Section 12.2(c) hereof.

          "Moody's Rating": Of any Collateral Debt Security will be determined as follows:

               (i) (x) if such Collateral Debt Security is publicly rated by Moody's, the Moody's Rating will be such rating, or, (y) if such Collateral Debt Security is not publicly rated by Moody's, but the Issuer has requested that Moody's assign a rating to such Collateral Debt Security, the Moody's Rating will be the rating so assigned by Moody's;

               (ii) with respect to a CMBS Security or REIT Debt Security, if such CMBS Security or REIT Debt Security is not rated by Moody's, then the Moody's Rating of such CMBS Security or REIT Debt Security may be determined using any one of the methods below:

                    (A) with respect to any REIT Debt Security not publicly
               rated by Moody's that is a REIT Debt Securities--Diversified; REIT Debt Securities--Health Care; REIT Debt Securities--Hotel; REIT Debt Securities--Industrial; REIT Debt Securities--Multi-Family; REIT Debt Securities--Office; REIT Debt Securities--Residential; REIT Debt Securities--Retail; or REIT Debt Securities--Storage, if such REIT Debt Security is publicly rated by S&P, then the Moody's Rating thereof will be (1) one subcategory below the Moody's equivalent rating assigned by S&P if the rating assigned by S&P is "BBB" or greater and (2) two rating subcategories below the Moody's equivalent rating assigned by S&P if the rating assigned by S&P is below "BBB-";

                    (B) with respect to any CMBS Conduit Security not publicly rated by Moody's, (x) if Moody's has rated a tranche or class of CMBS Conduit Security senior to the relevant issue, then the Moody's Rating thereof will be one and one-half rating subcategories below the Moody's equivalent of the lower of the rating assigned by S&P and Fitch for purposes of determining the Moody's Rating Factor and one rating subcategory below the Moody's equivalent of the lower rating assigned by S&P and Fitch for all other purposes and (y) if Moody's has not rated any such tranche or class and S&P and Fitch have rated the subject CMBS Conduit Security, then the Moody's Rating thereof will be two rating subcategories below the Moody's equivalent of the lower of the rating assigned by S&P and Fitch;

                    (C) with respect to any CMBS Large Loan Security not rated by Moody's, the Issuer (or the Collateral Manager on behalf of the Issuer)will request Moody's to assign a rating to such CMBS Large Loan Security on a case-by-case basis; and

                    (D) with respect to any other type of CMBS Security or REIT
               Debt Securities of a Specified Type not referred to in clauses
               (A) through (C) above, will be determined pursuant to subclause
               (y) of clause (i) above;

               (iii) with respect to corporate guarantees on REIT Debt Securities, if such corporate guarantees are not publicly rated by Moody's but another security or obligation of the guarantor or obligor (an "other security") is publicly rated by Moody's, and no rating has been assigned in accordance with clause (i) above, the Moody's Rating of such Collateral Debt Security will be determined as follows:

               (A) if the corporate guarantee is a senior secured obligation of the guarantor or obligor and the other security is also a senior secured obligation, the Moody's Rating of such Collateral Debt Security will be the rating of the other security;

               (B) if the corporate guarantee is a senior unsecured obligation of the guarantor or obligor and the other security is a senior secured obligation, the Moody's Rating of such Collateral Debt Security will be one rating subcategory below the rating of the other security;

               (C) if the corporate guarantee is a subordinated obligation of the guarantor or obligor and the other security is a senior secured obligation that is: (1) rated "Ba3" or higher by Moody's, the Moody's Rating of such corporate guarantee will be three rating subcategories below the rating of the other security; or (2) rated "B1" or lower by

          Moody's, the Moody's Rating of such corporate guarantee will be two rating subcategories below the rating of the other security;

               (D) if the corporate guarantee is a senior secured obligation of the guarantor or obligor and the other security is a senior unsecured obligation that is: (1) rated "Baa3" or higher by Moody's, the Moody's Rating of such corporate guarantee will be the rating of the other security; or (2) rated "Ba1" or lower by Moody's, the Moody's Rating of such corporate guarantee will be one rating subcategory above the rating of the other security;

               (E) if the corporate guarantee is a senior unsecured obligation of the guarantor or obligor and the other security is also a senior unsecured obligation, the Moody's Rating of such corporate guarantee will be the rating of the other security;

               (F) if the corporate guarantee is a subordinated obligation of the guarantor or obligor and the other security is a senior unsecured obligation that is: (1) rated "B1" or higher by Moody's, the Moody's Rating of such corporate guarantee will be two rating subcategories below the rating of the other security; or (2) rated "B2" or lower by Moody's, the Moody's Rating of such corporate guarantee will be one rating subcategory below the rating of the other security;

               (G) if the corporate guarantee is a senior secured obligation of the guarantor or obligor and the other security is a subordinated obligation that is: (1) rated "Baa3" or higher by Moody's, the Moody's Rating of such corporate guarantee will be one rating subcategory above the rating of the other security; (2) rated below "Baa3" but not rated "B3" by Moody's, the Moody's Rating of such corporate guarantee will be two rating subcategories above the rating of the other security; or (3) rated "B3" by Moody's, the Moody's Rating of such corporate guarantee will be "B2";

               (H) if the corporate guarantee is a senior unsecured obligation of the guarantor or obligor and the other security is a subordinated obligation that is: (1) rated "Baa3" or higher by Moody's, the Moody's Rating of such corporate guarantee will be one rating subcategory above the rating of the other security; or (2) rated "Ba1" or lower by Moody's, the Moody's Rating of such corporate guarantee will also be one rating subcategory above the rating of the other security; and

               (I) if the REIT Debt Security is a subordinated obligation of the guarantor or obligor and the other security is also a subordinated obligation, the Moody's Rating of such corporate guarantee will be the rating of the other security;

               (iv) if such Collateral Debt Security is a Mezzanine Loan or a CRE CDO Security, no notching is permitted and the Moody's Rating will be the rating so assigned by Moody's; or

               (v) to the extent permitted under Section 12.2, with respect to any Loan acquired during the Reinvestment Period, until a rating is determined in accordance with clauses (i) through (iv) above, the Moody's Rating will be the rating determined by the Collateral Manager based on its estimate of the rating that would be assigned by Moody's;

provided that (x) the rating of either S&P or Fitch used to determine the Moody's Rating pursuant to any of clauses (ii) or (iii) above will be (a) a public rating that addresses the obligation of the obligor (or guarantor, where applicable) to pay principal of and interest on the relevant Collateral Debt Security in full and is monitored on an ongoing basis by the relevant Rating Agency or (b) if no such public rating is available, a rating determined pursuant to a method determined by Moody's on a case-by-case basis and (y) the Aggregate Principal Balance of Collateral Debt Securities the Moody's Rating of which is based on an S&P rating or a Fitch rating may not exceed 20% of the Aggregate Principal Balance of all Collateral Debt Securities; provided, further, that the Moody's Rating of any Collateral Debt Security will be reduced one subcategory to the extent it is on credit watch with negative implications and increased one subcategory to the extent it is on credit watch with positive implications.

          "Moody's Rating Factor": Relating to any Collateral Debt Security, the number set forth in the table below opposite the Moody's Rating of such Collateral Debt Security:

MOODY'S RATING   MOODY'S RATING FACTOR   MOODY'S RATING   MOODY'S RATING FACTOR
--------------   ---------------------   --------------   ---------------------
      Aaa                   1                      Ba1               940
      Aa1                  10                      Ba2             1,350
      Aa2                  20                      Ba3             1,766
      Aa3                  40                       B1             2,220
      A1                   70                       B2             2,720
      A2                  120                       B3             3,490
      A3                  180                     Caa1             4,770
     Baa1                 260                     Caa2             6,500
     Baa2                 360                     Caa3             8,070
     Baa3                 610              Ca or lower            10,000

          "Moody's Recovery Rate": With respect to any Collateral Debt Security on any Measurement Date, an amount equal to (A) if the Specified Type of Collateral Debt Security is included in the table attached as Schedule B (the Moody's Recovery Rate Assumptions) hereto, the percentage for such Collateral Debt Security set forth in Schedule B (the Moody's Recovery Rate Assumptions) attached hereto in (x) the table corresponding to the relevant Specified Type of Collateral Debt Security, (y) the column in such table setting forth the Moody's Rating of such Collateral Debt Security on such Measurement Date and (z) the row in such table opposite the percentage of the issue of which such Collateral Debt Security is a part relative to the total capitalization of (including both debt and equity securities issued by) the relevant issuer of or obligor on such Collateral Debt Security determined on the date on which such Collateral Debt Security was originally issued or (B) if the Specified Type of Collateral Debt Security is not included in the table attached as Schedule B (the Moody's Recovery Rate Assumptions) hereto, the Recovery Rate set forth following such table with respect to the applicable Specified Type.

          "Moody's Recovery Rate Test": A test that will be satisfied as of any Measurement Date, if the Moody's Weighted Average Recovery Rate is greater than or equal to the number set forth in the Moody's Weighted Average Recovery Rate row in the applicable column of the Moody's Matrix (which number, for the avoidance of doubt, will vary depending on the then current levels of the other variables included in the Moody's Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Moody's Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Moody's Special Amortization Pro Rata Condition": A condition that will be satisfied with respect to any Payment Date if either (i)(a) the Aggregate Principal Balance of the Collateral Debt Securities as of the related Determination Date is greater than an amount equal to 50% of the Aggregate Principal Balance of the Collateral Debt Securities on the Effective Date and
(b) the Collateral Quality Tests (other than the Minimum Weighted Average Coupon Test, the Minimum Weighted Average Spread Test and the S&P CDO Monitor Test) are satisfied as of the related Determination Date or (ii) the Rating Agency Condition has been satisfied with respect to Moody's and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents.

          "Moody's Spread Excess": As of any Measurement Date, a fraction (expressed as a percentage), the numerator of which is equal to the product of
(a) the greater of zero and the excess, if any, of the Weighted Average Spread over the percentage set forth in the Weighted Average Spread row in the applicable column of the Moody's Matrix (which percentage, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the Moody's Matrix) and (b) the Aggregate Principal Balance of all Collateral Debt Securities that are Floating Rate Securities (excluding all Defaulted Securities and Written Down Securities) and the denominator of which is the Aggregate Principal Balance of all Collateral Debt Securities that are Fixed Rate Securities (excluding all Defaulted Securities and Written Down Securities), multiplying the resulting figure by 365 and then dividing by 360. As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the Moody's Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "Moody's Weighted Average Extended Maturity Test": A test that will be satisfied on any Measurement Date if the Extended Weighted Average Maturity of the Collateral Debt Securities as of such Measurement Date is (i) from the Closing Date through and including January 26, 2011, 6.0 years or less or (ii) thereafter, 5.0 years or less.

          "Moody's Weighted Average Recovery Rate": The number obtained as of any Measurement Date by summing the products obtained by multiplying the Principal Balance of each Collateral Debt Security (other than a Defaulted Security) by its Moody's Recovery Rate, dividing such sum by the aggregate Principal Balance of all such Collateral Debt Securities and rounding up to the first decimal place.

          "Net Outstanding Portfolio Balance": On any Measurement Date, the sum (without duplication) of:

               (i) the Aggregate Principal Balance on such Measurement Date of the Collateral Debt Securities (other than Defaulted Securities);

               (ii) the Aggregate Principal Balance of all Principal Proceeds held as Cash and Eligible Investments, all Cash and Eligible Investments held in the Unused Proceeds Account that have not been designated as Interest Proceeds by the Collateral Manager with respect to the Effective Date and all Cash and Eligible Investments held in the Delayed Funding Obligations Account; and

               (iii) with respect to each Defaulted Security, the Calculation Amount of such Defaulted Security;

provided, however, for purposes of any Par Value Test, any deferred or capitalized interest component of a Partially Deferred Loan shall be excluded from such calculation.

          "Non-Advancing Collateral Debt Security": Any Collateral Debt Security, other than a CMBS Security, a CRE CDO Security or a REIT Debt Security, with respect to which no servicer or other party is required under the terms of the Underlying Instruments governing such Collateral Debt Security to make any liquidity advances to ensure the timely receipt of interest by and for the benefit of the holder of such Collateral Debt Security.

          "Non-call Period": The period from the Closing Date to and including the Business Day immediately preceding the Payment Date in January 2010 during which the Issuer is not permitted to exercise an Optional Redemption as described in Section 9.1(c) hereof.

          "Non-Core Property Type": Each of Land and Other Properties.

          "Non-Permitted Holder": The meaning specified in Section 2.13(b) hereof.

          "Nonrecoverable Cure Advance": Any Cure Advance previously made or proposed to be made pursuant to Section 16.3 hereof with respect to any Collateral Debt Security, which in the judgment of the Collateral Manager, subject to the Collateral Manager Servicing Standard and to the applicable provisions of the Servicing Agreement, will not be ultimately recoverable from collections from such Collateral Debt Security.

          "Nonrecoverable Interest Advance": Any Interest Advance previously made or proposed to be made pursuant to Section 10.9 hereof that the Advancing Agent or the Backup Advancing Agent, as applicable, has determined in its sole discretion, exercised in good faith, that the amount so advanced or proposed to be advanced plus interest expected to accrue thereon, will not be ultimately recoverable from subsequent payments or collections with respect to the Collateral Debt Securities.

          "Note Liquidation Event": The meaning specified in Section 12.1(e) hereof.

          "Noteholder": The Person in whose name such Note is registered in the Notes Register.

          "Note Interest Rate": With respect to the Class A-1A Notes, the Class A-1AR Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes, the Class A-1A Rate, the Class A-1AR Rate, the Class A-2 Rate, the Class B Rate, the Class C Rate, the Class D Rate, the Class E Rate, the Class F Rate, the Class G Rate and the Class H Rate, respectively.

          "Notes": The Class A-1A Notes, the Class A-1AR Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes, collectively, authorized by, and authenticated and delivered under, this Indenture or any supplemental indenture.

          "Notes Register" and "Notes Registrar": The respective meanings specified in Section 2.5(a) hereof.

          "Notes Valuation Report": The meaning specified in Section 10.11(e) hereof.

          "Notional Amount": In respect of the Preferred Shares, the per share notional amount of $1.00. The aggregate Notional Amount of the Preferred Shares on the Closing Date will be $52,500,000.

          "Offer": With respect to any security, (i) any offer by the issuer of such security or by any other person or entity made to all of the holders of such security to purchase or otherwise acquire such security (other than pursuant to any redemption in accordance with the terms of the related Underlying Instruments) or to convert or exchange such security into or for Cash, securities or any other type of consideration or (ii) any solicitation by the issuer of such security or any other person or entity to amend, modify or waive any provision of such security or any related Underlying Instrument.

          "Offering Memorandum": The Offering Memorandum, dated December 12, 2006, as supplemented by the Supplement to Offering Memorandum, dated December 13, 2006, relating to the offering of the Notes.

          "Officer": With respect to any corporation or limited liability company, including the Issuer, the Co-Issuer and the Collateral Manager, any Director, the Chairman of the Board of Directors, the President, any Senior Vice President any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, General Partner of such entity; and with respect to the Trustee, any Trust Officer.

          "Officer's Certificate": With respect to the Issuer, the Co-Issuer and the Collateral Manager, any certificate executed by an Officer thereof.

          "Operating Statement Analysis Report": The year-end report prepared by the Issuer (or the Collateral Manager on behalf of the Issuer) for each Collateral Debt Security.

          "Opinion of Counsel": A written opinion addressed to the Trustee and each Rating Agency in form and substance reasonably satisfactory to the Trustee, each Rating Agency and each Hedge Counterparty of an attorney at law admitted to practice before the highest court of any state of the United States or the District of Columbia (or the Cayman Islands, in the case of an opinion relating to the laws of the Cayman Islands), which attorney may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and which attorney shall be reasonably satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory which opinions of other counsel shall accompany such Opinion of Counsel and shall either be addressed to the Trustee and each Rating Agency or shall state that the Trustee and each Rating Agency shall be entitled to rely thereon.

          "Optional Redemption": The meaning specified in Section 9.1(c) hereof.

          "Optional Redemption Date": Any Payment Date occurring after the end of the Non-call Period, where the Issuer and the Co-Issuer may redeem the Notes and the Issuer may redeem the Preferred Shares in accordance with Section 9.1(c) hereof.

          "Other Loan": The meaning specified in the definition of Future Advance Loan.

          "Outstanding": With respect to the Notes, as of any date of determination, all of the Notes or any Class of Notes, as the case may be, theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Notes Registrar or delivered to the Notes Registrar for cancellation;

               (ii) Notes or portions thereof for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited with the Trustee or the Paying Agent in trust for the Holders of such Notes pursuant to Section 4.1(a)(ii); provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a holder in due course; and

               (iv) Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided in
          Section 2.6;

provided that in determining whether the Noteholders of the requisite Aggregate Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (x) Notes owned by the Issuer, the Co-Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding and (y) in relation to (1) any amendment or other modification of, or assignment or termination of, any of the express rights or obligations of the Collateral Manager under the Collateral Management Agreement or this Indenture (including the exercise of any rights to remove the Collateral Manager or terminate the Collateral Management Agreement or approve or object to a replacement for the Collateral Manager except as specifically provided in the Collateral Management Agreement with respect to the termination of the Collateral Manager without cause and with respect to the replacement of the Collateral Manager in instances where the Collateral Manager has not been terminated for cause or where such replacement is not an Affiliate of the Collateral Manager) and (2) the exercise by the Noteholders of their right, in connection with certain Events of Default, to accelerate amounts due under the Notes, Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them, shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, the Collateral Manager or any other obligor upon the Notes or any Affiliate of the Issuer, the Collateral Manager or such other obligor.

          "Par Value Ratio": Each of the Class A/B Par Value Ratio, the Class C/D/E Par Value Ratio and the Class F/G/H Par Value Ratio.

          "Par Value Test": Each of the Class A/B Par Value Test, the Class C/D/E Par Value Test and the Class F/G/H Par Value Test.

          "Partially Deferred Loan": A Loan which by its terms provides for the payment of interest in two components, one of which is payable currently on each due date under the Loan and the other of which is either deferred or capitalized until maturity.

          "Participating Institution": With respect to any participation, the entity that holds legal title to the participated asset.

          "Participation": A participation interest in all or part of a Loan that is subordinate to other interests in such Loan or a sub-participation interest in any such participation interest.

          "Paying Agent": Any Person authorized by the Issuer and the Co-Issuer to pay the principal of or interest on any Notes on behalf of the Issuer and the Co-Issuer as specified in Section 7.2 hereof.

          "Payment Account": The payment account of the Trustee in respect of the Notes established pursuant to Section 10.3 hereof.

          "Payment Date": With respect to each Class of Notes, April 26, 2007 and thereafter quarterly on each January 26, April 26, July 26 and October 26 (or if such day is not a Business Day, the next succeeding Business Day) to and including the Stated Maturity related to such Class unless redeemed or repaid prior thereto.

          "Permitted Transfer": A transfer, in whole but not in part, to a party that meets the following requirements:

          (a) the transferee is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to the Issuer and the Trustee under this Indenture) that, at the time of the transfer, maintains (or its proposed guarantor maintains) the Hedge Counterparty Collateral Threshold Rating from each Rating Agency on its unsecured and unsubordinated debt, deposit or letter of credit obligations;

          (b) each Rating Agency confirms in writing that such transfer will not result in a reduction or withdrawal of its then current rating of any outstanding Class of Notes under this Indenture with respect to which it has previously issued a rating;

          (c) the transferee executes and delivers a written agreement reasonably satisfactory to the Issuer and the Trustee under this Indenture in which the transferee, among other things, legally and effectively accepts all the rights and assumes all the obligations under the related swap documents; and

          (d) such transfer otherwise complies with the terms of this Indenture.

          "Person": An individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.

          "Placement Agent": Wachovia Capital Markets, LLC, in its capacity as the placement agent with respect to the Class A-1AR Notes.

          "Pledged Collateral Debt Security": On any date of determination, any Collateral Debt Security that has been Granted to the Trustee and not been released from the lien of this Indenture pursuant to Section 10.12 hereof.

          "Pledged Obligations": On any date of determination, any Pledged Collateral Debt Securities and the Eligible Investments that have been Granted to the Trustee for the benefit of the Noteholders and each Hedge Counterparty and which form part of the Assets.

          "Preferred Equity Security": A security, providing for regular payments of dividends or other distributions, representing an equity interest in an entity (including, without limitation, a partnership or a limited liability company) that is a borrower under a mortgage loan secured by commercial properties (or in an entity operating or controlling, directly or through affiliates, such commercial properties), which is generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity's common equity.

          "Preferred Shareholder": A registered owner of Preferred Shares as set forth in the share register maintained by the Share Registrar.

          "Preferred Shares": The preferred shares issued by the Issuer concurrently with the issuance of the Notes.

          "Preferred Shares Distribution Account": A segregated account established and designated as such by the Preferred Shares Paying Agent pursuant to the Preferred Shares Paying Agency Agreement.

          "Preferred Shares Distribution Amount": Any remaining Interest Proceeds and Principal Proceeds, if any, to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Shares Paying Agent for deposit into the Preferred Shares Distribution Account for distribution to the holders of the Preferred Shares after payment by the Trustee of all distributions which take priority pursuant to Section 11.1(a).

          "Preferred Shares Paying Agency Agreement": The Preferred Shares Paying Agency Agreement, dated as of the Closing Date, among the Issuer, the Preferred Shares Paying Agent relating to the Preferred Shares and the Share Registrar, as amended from time to time in accordance with the terms thereof.

          "Preferred Shares Paying Agent": The Bank, solely in its capacity as Preferred Shares Paying Agent under the Preferred Shares Paying Agency Agreement and not individually, unless a successor Person shall have become the Preferred Shares Paying Agent pursuant to the applicable provisions of the Preferred Shares Paying Agency Agreement, and thereafter Preferred Shares Paying Agent shall mean such successor Person.

          "Principal Balance" or "par": With respect to any Collateral Debt Security or Eligible Investment, as of any date of determination, the outstanding principal amount of such Collateral Debt Security or Eligible Investment; provided that:

               (i) the Principal Balance of a Collateral Debt Security received upon acceptance of an Offer for another Collateral Debt Security, which Offer expressly states that failure to accept such Offer may result in a default under the Underlying Instruments, will be deemed to be the Calculation Amount of such other Collateral Debt Security until such time as Interest Proceeds and Principal Proceeds, as applicable, are received when due with respect to such other Collateral Debt Security;

               (ii) the Principal Balance of any Eligible Investment that does not pay Cash interest on a current basis will be the accreted value thereof;

               (iii) the Principal Balance of any Preferred Equity Security will be equal to the component of the liquidation price thereof that is attributable to the return of capital by its governing documents;

               (iv) the Principal Balance of any Written Down Security will exclude any portion of the principal balance of such security that (a) has been written down as a result of a "realized loss," "collateral support deficit," "additional trust fund expense" or other event that under the terms of such security results in a write-down of principal balance or (b) would be affected by an appraisal reduction; and

               (v) the Principal Balance of any Partially Deferred Loan will exclude the portion of the principal amount thereof attributable to deferred or capitalized interest;

          provided that, for purposes of determining compliance with each of the separate tests included within the Collateral Quality Tests, the Moody's Post-Acquisition Compliance Test and the S&P Post-Acquisition Compliance Test, the Principal Balance of a Delayed Draw Term Loan also will be deemed to include the unfunded portion of such Delayed Draw Term Loan.

          "Principal Collection Account": The trust account established pursuant to Section 10.2(a) hereof.

          "Principal Only Security": Any security (other than a Step-Up Security) that does not provide for payment of interest or provides that all payments of interest will be deferred until the final maturity thereof.

          "Principal Proceeds": With respect to any Payment Date, (A) the sum (without duplication) of (1) all principal payments (including prepayments and Unscheduled Principal Payments) received during the related Due Period (excluding those previously reinvested or designated by the Collateral Manager for reinvestment in Collateral Debt Securities) on (a) Eligible Investments (other than Eligible Investments purchased with Interest Proceeds, Eligible Investments in the Expense Account, Eligible Investments in the Interest Reserve Account, Eligible Investments in the Unused Proceeds Account designated as Interest Proceeds by the Collateral Manager with respect to the Effective Date and Eligible Investments in the Delayed Funding Obligations Account and any amount representing the accreted portion of a discount from the face amount of an Eligible Investment) and (b) Collateral Debt Securities as a result of (i) a maturity, scheduled amortization, mandatory prepayment or mandatory sinking fund payment on a Collateral Debt Security, (ii) optional redemptions, prepayments, exchange offers or tender offers made at the option of the issuer thereof, (iii) recoveries on Defaulted Securities or (iv) any other principal payments with respect to Collateral Debt Securities (not included in Sale Proceeds), (2) all distributions on Preferred Equity Securities attributable to the return of capital by their governing documents, (3) all fees and commissions received during such Due Period in connection with Defaulted Securities and Eligible Investments and the restructuring or default of such Defaulted Securities and Eligible Investments, (4) any interest received during such Due Period on such Collateral Debt Securities or Eligible Investments to the extent such interest constitutes proceeds from accrued interest purchased with Principal Proceeds other than accrued interest purchased by the Issuer on or prior to the Closing Date and interest included in clause (A)(1) of the definition of Interest Proceeds, (5) Sale Proceeds received during such Due Period in respect of sales (excluding those previously reinvested or currently being reinvested in Collateral Debt Securities in accordance with the Transaction Documents and excluding accrued interest included in Sale Proceeds (unless such accrued interest was purchased with Principal Proceeds) that are designated by the Collateral Manager as Interest Proceeds in accordance with clause (A)(1) of the definition of Interest Proceeds), (6) all Cash payments of interest or dividends received during such Due Period on Defaulted Securities, (7) any interest received during such Due Period on a Written Down Security to the extent such interest constitutes accrued interest on the excess of the principal amount of such Written Down Security over the

Principal Balance of such Written Down Security, (8) any proceeds resulting from
(a) the termination (in whole or in part) of any Hedge Agreement during such Due Period to the extent such proceeds are received from the related Hedge Counterparty and, to the extent such proceeds exceed the cost of entering into a replacement Hedge Agreement in accordance with the requirements set forth in
Section 16.1(a) hereof, (b) payments received from a replacement Hedge Counterparty to the extent such proceeds exceed the amount owed to a previous Hedge Counterparty in connection with the termination of the related Hedge Agreement and (c) all amounts transferred from each Hedge Termination Account pursuant to Section 16.1(g) hereof, (9) during the Reinvestment Period, the Special Amortization Amount, if any, (10) on the first Payment Date following the Effective Date, if a Rating Confirmation Failure has not occurred, funds in the Unused Proceeds Account to the extent the Collateral Manager has not designated such amounts as Interest Proceeds pursuant to Section 10.4(c) hereof,
(11) funds transferred to the Principal Collection Account from the Delayed Funding Obligations Account in respect of amounts previously held on deposit in respect of unfunded commitments for Delayed Draw Term Loans that have been sold or otherwise disposed of before such commitments thereunder have been drawn or as to which excess funds remain, (12) any Class A-1AR Draw Amount not previously applied during the Due Period (including amounts received from a Holder Subaccount upon the failure of the applicable holder of Class A-1AR Notes to advance funds to the Issuer as required pursuant to the applicable Class A-1AR Note Purchase Agreement), (13) all other payments received in connection with the Collateral Debt Securities and Eligible Investments that are not included in Interest Proceeds, (14) all amounts to be transferred by the Trustee from each Defeased Collateral Account to the Principal Collection Account in respect of such Payment Date as directed by the Issuer (or the Collateral Manager on the Issuer's behalf) and (15) any excess proceeds received in respect of a Collateral Debt Security after required fixed payments are made on the other classes of securities senior to such Collateral Debt Security to the extent such proceeds are designated "Principal Proceeds" by the Collateral Manager in its sole discretion with notice to the Trustee on or before the related Determination Date; provided that in no event will Principal Proceeds include any proceeds from the Excepted Assets minus (B) (x) the aggregate amount of any Nonrecoverable Interest Advances that were previously reimbursed to the Advancing Agent or the Backup Advancing Agent, and the aggregate amount of any Nonrecoverable Cure Advances reimbursed to the Collateral Manager during the related Due Period from Principal Proceeds and (y) the aggregate amount of any Hedge Payment Amounts that were previously paid to the applicable Hedge Counterparty from Principal Proceeds during the related Due Period as a result of the early termination of the related Asset Specific Hedge from any call, redemption and prepayment premiums in accordance with clause (e) of the definition of Asset Specific Hedge.

          "Priority of Payments": The meaning specified in Section 11.1(a) hereof.

          "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

          "Property Type": Each of the following types of mortgaged property (each of which, for the avoidance of doubt, shall be considered commercial real estate property for purposes of this Indenture):

               (i) "Condo Conversion Properties" means properties that have been, or are expected to be, converted to condominium form of ownership for the purpose of re-development and sales during the term of the Loan in whole or in part, as residential condominium apartments or time share units;

               (ii) "Diversified Properties" means properties used by businesses for diverse purposes and other similar property interests;

               (iii) "Healthcare Properties" means hospitals, clinics, sports clubs, spas and other health care facilities and other similar real property interests used in one or more similar businesses (but excluding medical offices);

               (iv) "Hospitality Properties" means hotels, motels, youth hostels, bed and breakfasts and other similar real property interests used in one or more similar businesses;

               (v) "Industrial Properties" means factories, refinery plants, breweries and other similar real property interests used in one or more similar businesses;

               (vi) "Mixed Use Properties" means real estate property used by businesses for diverse business purposes and any similar property interests;

               (vii) "Multi-Family Properties" means multi-family dwellings such as apartment blocks, condominiums and cooperative owned buildings;

               (viii) "Retail Properties" means retail stores, restaurants, bookstores, clothing stores and other similar real property interests used in one or more similar businesses;

               (ix) "Self-Storage Properties" means self-storage facilities and other similar real property interests used in one or more similar businesses;

               (x) "Suburban Office Properties" means office buildings (including medical offices), conference facilities and other similar real property interests used in the commercial real estate business in suburban areas;

               (xi) "Urban Office Properties" means office buildings (including medical offices), conference facilities and other similar real property interests used in the commercial real estate business in urban areas;

               (xii) "Warehouse Properties" means warehouse facilities and other similar real property interests;

               (xiii) "Land" means undeveloped real estate intended to be developed into single family residences or commercial, multi-family or condominium property; and

               (xiv) "Other Properties" means any other property other than Diversified Properties, Hospitality Properties, Industrial Properties, Multi-Family Properties, Urban Office Properties, Suburban Office Properties, Retail Properties, Self-Storage Properties, Healthcare Properties, Mixed Use Properties, Warehouse Properties, Land and Condo Conversion Properties.

          "Proposal": The meaning specified in Section 7.17 hereof.

          "Proposed Portfolio": The portfolio of Collateral Debt Securities and Eligible Investments resulting from the disposition of a Collateral Debt Security or a proposed reinvestment of Principal Proceeds in a Substitute Collateral Debt Security, as the case may be.

          "Pro Rata Special Amortization Modification": The meaning specified in
Section 12.5 hereof.

          "Purchase Agreement": The purchase and placement agreement relating to the Notes dated as of the Closing Date by and among the Issuer, the Co-Issuer and the Dealers.

          "Purchase Option Purchase Price": The meaning specified in Section
16.4 hereof.

          "Purchase Price": The purchase price identified for each Collateral Debt Security against its name in Schedule I attached hereto.

          "QIB": A "qualified institutional buyer" as defined in Rule 144A.

          "Qualified Letter of Credit": An unconditional, irrevocable letter of credit issued by a domestic bank or the U.S. agency or branch of a foreign bank with a long-term unsecured debt rating of at least "A3" by Moody's and at least "A-" by S&P and meeting S&P's published criteria found in Section 1 of S&P's publication entitled "U.S. CMBS Legal and Structured Finance Criteria," dated as of May 1, 2003.

          "Qualified Purchaser": A "qualified purchaser" within the meaning of
Section 2(a)(51) of the Investment Company Act.

          "Qualified REIT Subsidiary": A corporation that, for U.S. federal tax purposes, is wholly-owned by a real estate investment trust under Section 856(i)(2) of the Internal Revenue Code of 1986, as amended.

          "Rake Bond": A loan-specific commercial mortgage pass-through certificate or similar security backed by only one of the mortgage loans included in a pooled securitization transaction, typically representing a non-pooled component of the related mortgage loan that is subordinate to the pooled component with respect to the right to receive distributions of collections on such mortgage loan.

          "Ramp-Up Period": The period commencing on the Closing Date and ending on the Effective Date.

          "Rating Agency": Each of Moody's, Fitch and S&P and any successor thereto, or, with respect to Pledged Obligations generally, if at any time Moody's, Fitch or S&P or any such successor ceases to provide rating services with respect to the Notes or certificates similar to the Notes, any other nationally recognized investment rating agency selected by the Issuer and reasonably satisfactory to each Hedge Counterparty and a Majority of the Notes voting as a single Class.

          "Rating Agency Condition": With respect to any proposed action or matter, the receipt by the Trustee of confirmation in writing from the applicable Rating Agencies that the then-current ratings on the Notes, as applicable, shall not be reduced, qualified or withdrawn as a result of such action or matter; provided, however, that, for purposes of this definition, "Rating Agencies" shall be deemed not to include Fitch unless the proposed action or matter relates to any amendment or modification, or any proposed amendment or modification, to any Transaction Document, and in any such case notification shall be made to Fitch within 30 days following such amendment or modification.

          "Rating Confirmation Failure": The meaning specified in Section 7.17(b) hereof.

          "Record Date": The date on which the Holders of Notes entitled to receive a payment in respect of principal or interest on the succeeding Payment Date is determined, such date as to any Payment Date being the 15th day (whether or not a Business Day) prior to the applicable Payment Date.

          "Redemption Date": Any Payment Date specified for a redemption of the Securities pursuant to Section 9.1 or 9.2 hereof.

          "Redemption Date Statement": The meaning specified in Section 10.11(i) hereof.

          "Redemption Price": The Redemption Price of each Class of Notes and the Preferred Shares will be calculated as follows:

          Class A-1A Notes. The redemption price of the Class A-1A Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class A-1A Notes to be redeemed, together with the Class A-1A Interest Distribution Amount (plus any Class A-1A Defaulted Interest Amount) due on the applicable Redemption Date;

          Class A-1AR Notes. The redemption price of the Class A-1AR Notes will be calculated on the related Determination Date and will be equal to the sum of
(i) the Aggregate Outstanding Amount of the Class A-1AR Notes to be redeemed, together with the Class A-1AR Interest Distribution Amount (plus any Class A-1AR Defaulted Interest Amount) due on the applicable Redemption Date, and (ii) any accrued and unpaid Class A-1AR Commitment Fees due on the applicable Redemption Date;

          Class A-2 Notes. The redemption price of the Class A-2 Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class A-2 Notes to be redeemed, together with the Class A-2 Interest Distribution Amount (plus any Class A-2 Defaulted Interest Amount) due on the applicable Redemption Date;

          Class B Notes. The redemption price of the Class B Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class B Notes to be redeemed, together with the Class B Interest Distribution Amount (plus any Class B Defaulted Interest Amount) due on the applicable Redemption Date;

          Class C Notes. The redemption price of the Class C Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class C Notes to be redeemed, together with the Class C Interest Distribution Amount (plus any Class C Capitalized Interest and any Class C Defaulted Interest Amount) due on the applicable Redemption Date;

          Class D Notes. The redemption price of the Class D Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class D Notes to be redeemed, together with the Class D Interest Distribution Amount (plus any Class D Capitalized Interest and any Class D Defaulted Interest Amount) due on the applicable Redemption Date;

          Class E Notes. The redemption price of the Class E Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class E Notes to be redeemed, together with the Class E Interest Distribution Amount (plus any Class E Capitalized Interest and any Class E Defaulted Interest Amount) due on the applicable Redemption Date;

          Class F Notes. The redemption price of the Class F Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class F Notes to be redeemed, together with the Class F Interest Distribution Amount (plus any Class F Capitalized Interest and any Class F Defaulted Interest Amount) due on the applicable Redemption Date;

          Class G Notes. The redemption price of the Class G Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class G Notes to be redeemed, together with the Class G Interest Distribution Amount (plus any Class G Capitalized Interest and any Class G Defaulted Interest Amount) due on the applicable Redemption Date;

          Class H Notes. The redemption price of the Class H Notes will be calculated on the related Determination Date and will be equal to the Aggregate Outstanding Amount of the Class H Notes to be redeemed, together with the Class H Interest Distribution Amount (plus any Class H Capitalized Interest and any Class H Defaulted Interest Amount) due on the applicable Redemption Date; and

          Preferred Shares. The redemption price for the Preferred Shares will be calculated on the related Determination Date and will be equal to the sum of all net proceeds from the sale of the Collateral Debt Securities in accordance with Article 12 hereof and Cash and proceeds from Eligible Investments (other than the Issuer's rights, title and interest in the property described in clause
(i) of the definition of "Excepted Assets"), if any, remaining after payments of all amounts and expenses, including payments made in respect of the Notes, described under clauses (1) through (23), (25), (26), (27), and (28) of Section 11.1(a)(i) and clauses (1) through (14) of Section 11.1(a)(ii); provided that, if there are no such net proceeds, Cash or proceeds from Eligible Investments remaining, the redemption price for the Preferred Shares shall be equal to $0.

          "Reference Banks": The meaning set forth in Schedule J attached hereto.

          "Registered": With respect to any debt obligation, a debt obligation that is issued after July 18, 1984, and that is in registered form for purposes of the Code.

          "Registered Security": The meaning specified in Section 3.3(a)(iii) hereof.

          "Regulation S": Regulation S under the Securities Act.

          "Regulation S Global Security": The meaning specified in Section 2.2(b)(ii) hereof.

          "Reimbursement Interest": Interest accrued on the amount of any Interest Advance made by the Advancing Agent or the Backup Advancing Agent, for so long as it is outstanding, at the Reimbursement Rate.

          "Reimbursement Rate": A rate per annum equal to the "prime rate" as published in the "Money Rates" section of the Wall Street Journal, as such "prime rate" may change from time to time. If more than one "prime rate" is published in The Wall Street Journal for a day, the average of such "prime rates" will be used, and such average will be rounded up to the nearest one eighth of one percent (0.125%). If the "prime rate" contained in The Wall Street Journal is not readily ascertainable, the Collateral Manager will select an equivalent publication that publishes such "prime rate," and if such "prime rates" are no longer generally published or are limited, regulated or administered by a governmental authority or quasigovernmental body, then the Collateral Manager will select, in its reasonable discretion, a comparable interest rate index.

          "Reinvestment Criteria": The meaning specified in Section 12.2(a) hereof.

          "Reinvestment Income": Any interest or other earnings on the funds on deposit in the Unused Proceeds Account that have not been designated as Interest Proceeds by the Collateral Manager with respect to the Effective Date.

          "Reinvestment Period": The period beginning on the Closing Date and ending on and including the first to occur of the following events or dates: (i) the end of the Due Period related to the Payment Date in January 2012; (ii) the end of the Due Period related to the Payment Date immediately following the date on which the Collateral Manager (with the written consent of Holders of the Majority of the Preferred Shares) notifies the Trustee that, in light of the composition of Collateral Debt Securities, general market conditions and other factors, investments in additional Collateral Debt Securities within the foreseeable future would be either impractical or not beneficial to the Issuer and the Holder of the Preferred Shares; (iii) the end of the Due Period related to the date on which all of the Securities are redeemed as described herein under Section 9.1; and (iv) the date on which the principal of and accrued and unpaid interest on the Notes are declared immediately due and payable following the occurrence of an Event of Default which is neither cured nor waived.

          "REIT": A real estate investment trust under the Code.

          "REIT Debt Securities": REIT Debt Securities--Diversified, REIT Debt Securities--Health Care, REIT Debt Securities--Hotel, REIT Debt
Securities--Industrial, REIT Debt Securities--Mortgage, REIT Debt
Securities--Multi-Family, REIT Debt Securities--Office, REIT Debt
Securities--Retail and REIT Debt Securities--Storage.

          "REIT Debt Securities--Diversified": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of mortgages on a portfolio of diverse real property interests; provided that (a) any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security and (b) any Collateral Debt Security falling within any other REIT Debt Security description set forth herein will be excluded from this definition.

          "REIT Debt Securities--Health Care": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of mortgages on hospitals, clinics, sport clubs, spas and other health care facilities and other similar real property interests used in one or more similar businesses; provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "REIT Debt Securities--Hotel": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of mortgages on hotels, motels, youth hostels, bed and breakfasts and other similar real property interests used in one or more similar businesses; provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "REIT Debt Securities--Industrial": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of mortgages on factories, refinery plants, breweries and other similar real property interests used in one or more similar businesses; provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "REIT Debt Securities--Mortgage": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of mortgages, commercial mortgage backed securities, collateralized mortgage obligations and other similar mortgage related securities (including Collateral Debt Securities issued by a hybrid form of such trust that invests in both commercial real estate and commercial mortgages); provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "REIT Debt Securities--Multi-Family": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of residential mortgages on multi-family dwellings such as apartment blocks, condominiums and co-operative owned buildings; provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "REIT Debt Securities--Office": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of mortgages on office buildings, conference facilities and other similar real property interests used in the commercial real estate business; provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "REIT Debt Securities--Retail": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of mortgages on retail stores, restaurants, bookstores, clothing stores and other similar real property interests used in one or more similar businesses; provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "REIT Debt Securities--Storage": Collateral Debt Securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) whose assets consist (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the Collateral Debt Securities) of storage facilities and other similar real property interests used in one or more similar businesses; provided that any Collateral Debt Security falling within this definition will be excluded from the definition of each other Specified Type of Collateral Debt Security.

          "Repurchase Price": The meaning specified in Section 16.5(c) hereof.

          "Rule 144A": Rule 144A under the Securities Act.

          "Rule 144A Global Security": The meaning specified in Section 2.2(b)(i) hereof.

          "Rule 144A Information": The meaning specified in Section 7.13 hereof.

          "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

          "S&P Assigned Rating": A rating determined in accordance with the definition of "S&P Rating," other than an S&P Estimated Rating.

          "S&P CDO Monitor": A dynamic, analytical computer model provided prior to the initial Payment Date by S&P to the Collateral Manager and the Trustee, with written instructions and assumptions to be applied when running such computer model, for the purpose of estimating the default risk of a pool of Collateral Debt Securities and Eligible Investments.

          "S&P CDO Monitor Test": A test that will be satisfied on any Measurement Date if, after giving effect to any purchase or sale of a Collateral Debt Security (or both), as the case may be, (i) the Class A-1A/A-1AR Loss Differential, the Class A-2 Loss Differential, the Class B Loss Differential, the Class C Loss Differential, the Class D Loss Differential, the Class E Loss Differential and the Class F Loss Differential, as the case may be, of the Proposed Portfolio is equal to or greater than zero or (ii) the Class A-1A/A-1AR Loss Differential, the Class A-2 Loss Differential, the Class B Loss Differential, the Class C Loss Differential, the Class D Loss Differential, the Class E Loss Differential and the Class F Loss Differential, as the case may be, of the Proposed Portfolio is greater than or equal to the Class A-1A/A-1AR Loss Differential, the Class A-2 Loss Differential, the Class B Loss Differential, the Class C Loss Differential, the Class D Loss Differential, the Class E Loss Differential and the Class F Loss Differential, as the case may be, of the Current Portfolio.

          "S&P Estimated Rating": The estimated rating for a Collateral Debt Security determined by the Collateral Manager in accordance with clause (iv) of the definition of "S&P Rating."

          "S&P Fixed Rate Excess": As of any Measurement Date, a fraction (expressed as a percentage) the numerator of which is equal to the product of
(a) the greater of zero and the excess, if any, of the Weighted Average Coupon over the percentage set forth in the Weighted Average Coupon row in the applicable column of the S&P Matrix (which percentage, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix) and (b) the Aggregate Principal Balance of all Collateral Debt Securities that are Fixed Rate Securities (excluding all Defaulted Securities and Written Down Securities) and the denominator of which is the Aggregate Principal Balance of all Collateral Debt Securities that are Floating Rate Securities (excluding all Defaulted Securities and Written Down Securities), multiplying the resulting figure by 360 and then dividing by 365. As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the S&P Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "S&P Matrix": The matrix set forth in Schedule C attached hereto.

          "S&P Minimum Weighted Average Coupon Test": A test that will be satisfied on any Measurement Date if the Weighted Average Coupon plus the S&P Spread Excess, if any, is greater than or equal to the number set forth in the Weighted Average Coupon row in the applicable column of the S&P Matrix (which number, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the S&P Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "S&P Minimum Weighted Average Spread Test": A test that will be satisfied as of any Measurement Date if the Weighted Average Spread plus the S&P Fixed Rate Excess, if any, is greater than or equal to the number set forth in the Weighted Average Spread row in the applicable column of the S&P Matrix (which number, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix). As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the S&P Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "S&P Post-Acquisition Compliance Test": With respect to any Substitute Collateral Debt Security which did not have an S&P Assigned Rating at the time it was acquired by the Issuer, the test that is satisfied if (a) the S&P Assigned Rating subsequently determined for such Substitute Collateral Debt Security is equal to or higher than its S&P Estimated Rating, (b) as of the date such Substitute Collateral Debt Security was acquired by the Issuer, the S&P CDO Monitor Test would have been satisfied using the S&P Assigned Rating subsequently determined for such Substitute Collateral Debt Security, or, if such test was not satisfied immediately prior to such acquisition, the extent of compliance with such test would have been maintained or improved, or (c) the S&P CDO Monitor Test is satisfied.

          "S&P Post-Acquisition Failure": The meaning specified in Section 12.2(d) hereof.

          "S&P Rating": Of any Collateral Debt Security will be determined as follows:

               (i) if S&P has assigned a rating to such Collateral Debt Security either publicly or privately (in the case of a private rating, with the appropriate consents for the use of such private rating), the S&P Rating shall be the rating assigned thereto by S&P (or, in the case of a REIT Debt Security, the issuer credit rating assigned by S&P); provided that, notwithstanding the foregoing, if any Collateral Debt Security shall, at the time of its purchase by the Issuer, be listed for a possible upgrade or downgrade on S&P's then-current credit rating watch list, then the S&P Rating of such Collateral Debt Security shall be one subcategory above or below, respectively, the rating then assigned to such Collateral Debt Security by S&P, as applicable; provided that, if such Collateral Debt Security is removed from such list at any time, it shall be deemed to have its actual rating by S&P;

               (ii) if such Collateral Debt Security is not rated by S&P but the Issuer (or the Collateral Manager on behalf of the Issuer) has requested that S&P assign a rating to such Collateral Debt Security, the S&P Rating shall be the rating so assigned by S&P; provided that, pending receipt from S&P of such rating, if such

          Collateral Debt Security is of a type listed on Schedule E attached hereto or is not eligible for notching in accordance with Schedule D attached hereto, such Collateral Debt Security shall have an S&P Rating of "CCC-," otherwise such S&P Rating shall be the rating assigned according to Annex 1 of Schedule F attached hereto until such time as S&P shall have assigned a rating thereto;

               (iii) if any Collateral Debt Security is a Collateral Debt Security that has not been assigned a rating by S&P and is not a Collateral Debt Security listed in Schedule E attached hereto, as identified by the Collateral Manager, the S&P Rating shall be the rating assigned according to Schedule F attached hereto; provided that, if any Collateral Debt Security shall, at the time of its purchase by the Issuer, be listed for a possible upgrade or downgrade on either Moody's or Fitch's then-current credit rating watch list, then the S&P Rating of such Collateral Debt Security shall be one subcategory above or below, respectively, the rating then assigned to such Collateral Debt Security in accordance with Schedule F attached hereto; provided, further, that the Aggregate Principal Balance that may be given a rating based on this paragraph (c) may not exceed 20%, of the Aggregate Principal Balance of all Collateral Debt Securities; or

               (iv) to the extent permitted under this Indenture, with respect to any Loan acquired during the Reinvestment Period, until a rating is determined in accordance with clauses (i) through (iii) above, the S&P Rating will be determined by the Collateral Manager based on its estimate of the rating that would be assigned by S&P.

          "S&P Recovery Rate": With respect to any Collateral Debt Security on any Measurement Date, an amount equal to the percentage for such Collateral Debt Security set forth in Schedule D (the S&P Recovery Matrix) hereto (or, in the case of a Defaulted Security under Clause A of Schedule D (the S&P Recovery Matrix) attached hereto, corresponding to the S&P Rating at the time of issuance of such Collateral Debt Security) or such lower percentage as may be expressly agreed to by S&P and the Issuer (or the Collateral Manager on behalf of the Issuer) with respect to such Collateral Debt Security; provided that, if the Issuer owns one or more B Notes and the related A Note also is included in the Assets, the "S&P Recovery Rate" for such B Note(s) shall be the rate applicable to the related A Note, but only if S&P modeled such B Note(s) as a Whole Loan and provided to the Issuer a private rating with respect to such B Note(s) on the basis thereof; provided, further, that if the Issuer owns one or more subordinated B Notes and the related senior B Note also is included in the Assets, the "S&P Recovery Rate" for such subordinated B Note(s) will be the rate applicable to the related senior B Note, but only if S&P modeled such subordinated B Note(s) as a senior B Note and provided to the Issuer a private rating with respect to such subordinated B Note(s) on the basis thereof; and provided, further, that the S&P Recovery Rate for any Collateral Debt Security with respect to which substitute or additional collateral (in the form of Cash or Eligible Investments) in an amount at least equal to the sum of the principal amount of such Collateral Debt Security and the aggregate of all scheduled remaining interest payments thereon through the earliest permissible prepayment date has been delivered by or on behalf of the related obligor to the Trustee and deposited into the Defeased Collateral Account (or to the Servicer in accordance with the Servicing Agreement and deposited into an Eligible Account) (by defeasance or otherwise) shall be 100%.

          "S&P Recovery Test": A test that will be satisfied on any Measurement Date if the S&P Weighted Average Recovery Rate (based upon the Principal Balance of the Collateral Debt Securities) for each Class of Notes falls within one of the permissible scenarios (which scenarios, for the avoidance of doubt, will vary depending on the then-current levels of the variables included in the S&P Matrix) for each such Class; provided that, in the event Cash has been received in respect of Principal Proceeds of any Collateral Debt Security in connection with a prepayment or sale of such Collateral Debt Security, but such Cash has not been reinvested in additional Collateral Debt Securities as of such Measurement Date, such Cash will be included in calculating the S&P Weighted Average Recovery Rate and the Principal Balance and Recovery Rate associated with such Cash will be the Principal Balance and Recovery Rate of such Collateral Debt Security immediately prior to prepayment or sale, as applicable; provided, further, that, with respect to any such Collateral Debt Security that was sold for less than its outstanding principal balance, the "Principal Balance" associated with such Cash will equal the amount of Sale Proceeds received by the Issuer in connection with such sale.

          "S&P Special Amortization Pro Rata Condition": A condition that will be satisfied with respect to any Payment Date if either (i)(a) the Aggregate Principal Balance of the Collateral Debt Securities as of the related Determination Date is greater than an amount equal to 50% of the Aggregate Principal Balance of the Collateral Debt Securities on the Effective Date and the S&P CDO Monitor Test is satisfied as of such Determination Date and (b) no Par Value Test has failed to be satisfied on two or more Determination Dates, unless, subsequent to such failure, the Par Value Ratio related to such Par Value Test has equaled or exceeded the Par Value Ratio in existence on the Effective Date or (ii) the Rating Agency Condition has been satisfied with respect to S&P and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents.

          "S&P Spread Excess": As of any Measurement Date, a fraction (expressed as a percentage), the numerator of which is equal to the product of (a) the greater of zero and the excess, if any, of the Weighted Average Spread over the percentage set forth in the Weighted Average Spread row in the applicable column of the S&P Matrix (which percentage, for the avoidance of doubt, will vary depending on the then-current levels of the other variables included in the S&P Matrix) and (b) the Aggregate Principal Balance of all Collateral Debt Securities that are Floating Rate Securities (excluding all Defaulted Securities and Written Down Securities) and the denominator of which is the Aggregate Principal Balance of all Collateral Debt Securities that are Fixed Rate Securities (excluding all Defaulted Securities and Written Down Securities), multiplying the resulting figure by 365 and then dividing by 360. As used in this definition, "applicable column" means the column corresponding to the numbered scenario in the S&P Matrix, the use of the applicable numbers or percentages set forth in which would result in satisfaction of the related Collateral Quality Tests.

          "S&P Weighted Average Recovery Rate": With respect to the Collateral Debt Securities, as of any Measurement Date, the number obtained by summing the products obtained by multiplying the Principal Balance of each Collateral Debt Security, other than a Defaulted Security, by its S&P Recovery Rate, and dividing such sum by the Aggregate Principal Balance of all such Collateral Debt Securities and rounding up to the first decimal place.

          "Sale": The meaning specified in Section 5.17(a) hereof.

          "Sale Proceeds": All proceeds (including accrued interest) received with respect to Collateral Debt Securities and Eligible Investments as a result of sales of such Collateral Debt Securities and Eligible Investments, net of any reasonable out-of-pocket expenses of the Collateral Manager or the Trustee in connection with any such sale.

          "Schedule of Closing Date Collateral Debt Securities": The Collateral Debt Securities listed on Schedule I attached hereto, which Schedule shall include the Principal Balance, interest rate (if the security bears interest at a fixed rate) or the spread and the relevant floating reference rate (if the security bears interest at a floating rate), the maturity date, the Moody's Rating, S&P Rating and Fitch Rating, if any, of each such Collateral Debt Security.

          "Scheduled Distribution": With respect to any Pledged Obligation, for each Due Date, the scheduled payment of principal, interest or fee or any dividend or premium payment due on such Due Date or any other distribution with respect to such Pledged Obligation, determined in accordance with the assumptions specified in Section 1.2 hereof.

          "SEC": The Securities and Exchange Commission.

          "Secured Parties": Collectively, the Trustee, the Noteholders, each Hedge Counterparty and the Collateral Manager, each as their interests appear in applicable Transaction Documents.

          "Securities": Collectively, the Notes and the Preferred Shares.

          "Securities Account": The meaning specified in Section 8-501(a) of the UCC.

          "Securities Account Control Agreement": The meaning specified in
Section 3.3(a) hereof.

          "Securities Act": The Securities Act of 1933, as amended.

          "Securities Intermediary": The meaning specified in Section 8-102(a)(14) of the UCC.

          "Security Entitlement": The meaning specified in Section 8-102(a)(17) of the UCC.

          "Seller": The meaning specified in the applicable Collateral Debt Securities Purchase Agreement.

          "Senior Collateral Management Fee": The fee payable quarterly in arrears on each Payment Date to the Collateral Manager pursuant to this Indenture and the Collateral Management Agreement, equal to 0.10% per annum (or, if ARCM is replaced as Collateral Manager, such higher percentage not to exceed 0.15% per annum, as may be agreed to by the holders of a Majority of the Controlling Class) of the sum of the Net Outstanding Portfolio Balance and the Aggregate Class A-1AR Undrawn Amount (without duplication) for such Payment Date, to the extent funds are available for such purpose in accordance with the Priority of Payments.

          "Senior Tranche": (i) With respect to a Participation or B Note, any senior interest in the same Underlying Term Loan as a Participation or any senior debt secured by the same Underlying Mortgage Property as a B Note or Participation and (ii) with respect to a Mezzanine Loan, any commercial mortgage loan related to the same Underlying Mortgage Property or Properties as the Mezzanine Loan.

          "Servicer": Arbor Commercial Mortgage, LLC, each of Arbor Commercial Mortgage, LLC's permitted successors and assigns or any successor Person that shall have become the Servicer pursuant to the provisions of the Servicing Agreement.

          "Servicing Agreement": The Servicing Agreement, dated as of the Closing Date, by and among the Issuer, the Trustee, the Collateral Manager and the Servicer, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Servicing Fee": With respect to each Due Period, the aggregate amount of all servicing fees payable to the Servicer under the Servicing Agreement and any backup servicer named therein or in any backup servicing agreement to which the Issuer is a party during such Due Period.

          "Share Registrar": Maples Finance Limited, unless a successor Person shall have become the Share Registrar pursuant to the applicable provisions of the Preferred Shares Paying Agency Agreement, and thereafter "Share Registrar" shall mean such successor Person.

          "Similar Law": The meaning specified in Section 2.5(h)(vi) hereof.

          "Single Asset Mortgage Security": A commercial mortgage pass-through certificate or similar security backed primarily by a single mortgage loan on one or more commercial properties included in a property-specific securitization transaction.

          "Single Borrower Mortgage Security": A commercial mortgage pass-through certificate or similar security backed primarily by one or more mortgage loans to the same borrower (or affiliated borrowers) on one or more commercial properties included in a securitization.

          "Special Amortization": The meaning specified in Section 9.7 hereof.

          "Special Amortization Amount": The meaning specified in Section 9.7 hereof.

          "Specified Person": The meaning specified in Section 2.6(a) hereof.

          "Specified Type": Each of a Loan, CMBS Security, CRE CDO Security, REIT Debt Security, and Preferred Equity Security.

          "Spread Excess": The Moody's Spread Excess, the S&P Spread Excess or the Fitch Spread Excess, as the context requires.

          "Stated Maturity": The Payment Date occurring in January 2042.

          "Step-Down Bond": A security which by the terms of the related Underlying Instruments provides for a decrease, in the case of a Fixed Rate Security, in the per annum interest rate on such security or, in the case of a Floating Rate Security, in the spread over the applicable index or benchmark rate, solely as a function of the passage of time; provided that, for purposes of measuring compliance with the Collateral Quality Tests, the interest rate or spread, as applicable, associated with any Step-Down Bond included in the Assets shall be the lowest possible applicable interest rate or spread, as applicable, as set forth in the related Underlying Instruments; provided, further, that the term Step-Down Bond shall not include any such security providing for payment of a constant rate of interest at all times after the date of acquisition by the Issuer or any Loan or Preferred Equity Security.

          "Step-Up Security": A security with a current interest rate of zero percent per annum at the time of purchase but which increases to predetermined levels on specific dates; provided that the term Step-Up Security shall not include any Loan or Preferred Equity Security.

          "Subordinate Collateral Management Fee": The fee payable quarterly in arrears on each Payment Date to the Collateral Manager pursuant to this Indenture and the Collateral Management Agreement, in an amount equal to 0.15% per annum of the sum of the Net Outstanding Portfolio Balance and the Aggregate Class A-1AR Undrawn Amount (without duplication) for such Payment Date, to the extent funds are available for such purpose in accordance with the Priority of Payments.

          "Subordinate Interests": The Class A-2 Subordinate Interests, the Class B Subordinate Interests, the Class C Subordinate Interests, the Class D Subordinate Interests, the Class E Subordinate Interests, the Class F Subordinate Interests, the Class G Subordinate Interests and the Class H Subordinate Interests, as the context may require.

          "Subsequent Collateral Debt Security": Any Collateral Debt Security that is acquired after the Closing Date.

          "Substitute Collateral Debt Security": A Collateral Debt Security that is acquired by the Issuer in substitution for Collateral Debt Securities previously pledged to the Trustee in accordance herewith.

          "Successful Auction": (i) An Auction which is conducted in accordance with Section 9.2(b) or (ii) the purchase of Collateral Debt Securities by the Holder of the Preferred Shares or its Affiliates for a price equal to the Total Redemption Price pursuant to Section 12.4(c).

          "Tax Event": (i) Any obligor is, or on the next scheduled payment date under any Collateral Debt Security, will be, required to deduct or withhold from any payment under any Collateral Debt Security to the Issuer for or on account of any tax for whatever reason and such obligor is not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (ii) any jurisdiction imposes net income, profits, or similar tax on the Issuer, (iii) the Issuer is required to deduct or withhold from any payment under any Hedge Agreement for or on account of any tax and the Issuer is obligated to make a gross up payment (or otherwise pay additional amounts) to any Hedge Counterparty, (iv) any Hedge Counterparty is required to deduct or withhold from any payment under any Hedge Agreement for or on account of any tax for whatever reason and such Hedge Counterparty is not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required or (v) the Issuer fails to maintain its status as a Qualified REIT Subsidiary and has not received an Opinion of Counsel that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.

          "Tax Materiality Condition": The condition that will be satisfied if either (i) as a result of the occurrence of a Tax Event, a tax or taxes are imposed on the Issuer or withheld from payments to the Issuer and with respect to which the Issuer receives less than the full amount that the Issuer would have received had no such deduction occurred and such amount exceeds, in the aggregate, U.S. $1 million during any 12-month period or (ii) the Issuer fails to maintain its status as a Qualified REIT Subsidiary and has not received an Opinion of Counsel that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.

          "Tax Redemption": The meaning specified in Section 9.1(b) hereof.

          "Total Redemption Price": The amount equal to funds sufficient to pay all amounts and expenses described under clauses (1) through (5), (25), (26),
(27) and (28) of Section 11.1(a)(i) and to redeem all Notes at their applicable Redemption Prices.

          "Total Unfunded Delayed Funding Amount": For all Delayed Draw Term Loans, the aggregate amount of the Unfunded Delayed Funding Amounts.

          "Transaction Documents": This Indenture, the Collateral Management Agreement, the Collateral Debt Securities Purchase Agreements, the Class A-1AR Note Purchase Agreement, the Company Administration Agreement, the Preferred Shares Paying Agency Agreement, the Servicing Agreement and each Hedge Agreement.

          "Transfer Agent": The Person or Persons, which may be the Issuer, authorized by the Issuer to exchange or register the transfer of Notes.

          "Treasury Regulations": Temporary or final regulations promulgated under the Code by the United States Treasury Department.

          "Trust Officer": When used with respect to the Trustee, any officer within the CDO Trust Services Group of the Corporate Trust Office (or any successor group of the Trustee) including any vice president, assistant vice president or officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the CDO Trust Services Group of the Corporate Trust Office because of his knowledge of and familiarity with the particular subject and who is directly responsible for the administration of this Indenture.

          "Trustee": Wells Fargo Bank, National Association, a national banking association, solely in its capacity as trustee hereunder, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

          "UCC": The applicable Uniform Commercial Code.

          "UCC Account": "Account," as such term is defined in Section 9-102(a)(2) of the UCC.

          "Uncertificated Security": The meaning specified in Section 3.3(a)(ii) hereof.

          "Underlying Instruments": The indenture, loan agreement, note, mortgage, intercreditor agreement, pooling and servicing agreement, participation agreement or other agreement pursuant to which a Collateral Debt Security or Eligible Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Collateral Debt Security or Eligible Investment or of which holders of such Collateral Debt Security or Eligible Investment are the beneficiaries.

          "Underlying Mortgage Property": With respect to (i) a Loan (other than a Participation or Mezzanine Loan), the commercial mortgage property or properties securing the Loan, (ii) a Participation, the commercial mortgage property or properties securing the Underlying Term Loan, or (iii) a Mezzanine Loan or a Preferred Equity Security, the commercial mortgage property or properties related to the Mezzanine Loan or Preferred Equity Security, as the case may be.

          "Underlying Term Loan": With respect to (i) a Loan (other than a Participation or a Mezzanine Loan), such Loan or (ii) a Participation, the underlying commercial mortgage loan.

          "Unfunded Delayed Funding Amount": With respect to any Delayed Draw Term Loan and any Determination Date, any Delayed Funding Amount not yet funded (by the Issuer or any other entity) pursuant to the terms of such Delayed Draw Term Loan.

          "Unfunded Other Loan": The meaning specified in the definition of Future Advance Loan.

          "United States" and "U.S.": The United States of America, including any state and any territory or possession administered thereby.

          "Unregistered Securities": The meaning specified in Section 5.17(c) hereof.

          "Unscheduled Principal Payments": Any proceeds received by the Issuer from an unscheduled prepayment or redemption (in whole but not in part) by the obligor of a Collateral Debt Security prior to the stated maturity date of such Collateral Debt Security.

          "Unused Proceeds Account": The trust account established pursuant to
Section 10.4(a) hereof.

          "U.S. Person": The meaning specified in Regulation S.

          "Warehouse Facility": A repurchase agreement or other warehouse facility with an Approved Lender.

          "Weighted Average Coupon": As of any Measurement Date, the number obtained (rounded up to the next 0.001%) by (i) summing the products obtained by multiplying (x) the current interest rate (net of any servicing fees and expenses) on each Collateral Debt Security that is a Fixed Rate Security (other than a Defaulted Security or Written Down Security) by (y) the Principal Balance of each such Collateral Debt Security and (ii) dividing such sum by the aggregate Principal Balance of all Collateral Debt Securities that are Fixed Rate Securities (excluding all Defaulted Securities and Written Down Securities). For the avoidance of doubt, any capitalized or deferred interest in respect of any Partially Deferred Loan will be disregarded for purposes of calculating the Weighted Average Coupon.

          "Weighted Average Drawn Class A-1AR Note Portion": With respect to any Payment Date or Class A-1AR Prepayment Date, the weighted average Aggregate Outstanding Amount of the Class A-1AR Notes during the related Interest Accrual Period (adjusted as necessary if multiple Class A-1AR Draws occur within such Interest Accrual Period).

          "Weighted Average Life": As of any Measurement Date with respect to the Collateral Debt Securities (other than Defaulted Securities), the number obtained by (i) summing the products obtained by multiplying (a) the Average Life at such time of each Collateral Debt Security (other than Defaulted Securities) by (b) the outstanding Principal Balance of such Collateral Debt Security and (ii) dividing such sum by the Aggregate Principal Balance at such time of all Collateral Debt Securities (other than Defaulted Securities).

          "Weighted Average Life Test": With respect to any Collateral Debt Securities, a test that will be satisfied as of any Measurement Date if the Weighted Average Life of such Collateral Debt Securities as of such Measurement Date is less than or equal to eight years.

          "Weighted Average Moody's Rating Factor": The amount determined by summing the products obtained by multiplying the Principal Balance of each Collateral Debt Security (excluding Defaulted Securities) and Eligible Investment by its Moody's Rating Factor, dividing such sum by the Aggregate Principal Balance of all such obligations and rounding the result up to the nearest whole number.

          "Weighted Average Spread": As of any Measurement Date, the number obtained (rounded up to the next 0.001%), by (i) summing the products obtained by multiplying (x) the current stated spread above LIBOR (net of any servicing fees and expenses) at which interest accrues on each Collateral Debt Security that is a Floating Rate Security (other than a Defaulted Security or Written Down Security) (or, in the case of any Floating Rate Security (other than a Defaulted Security or Written Down Security) which provides for a minimum interest rate (net of any servicing fees and expenses) payable thereunder, the excess, if any, of the minimum interest rate applicable to such Collateral Debt Security over LIBOR, if such result is greater than the related stated spread above LIBOR) as of such date by (y) the Principal Balance of such Collateral Debt Security as of such date, and (ii) dividing such sum by the aggregate Principal

Balance of all Collateral Debt Securities that are Floating Rate Securities (excluding all Defaulted Securities and Written Down Securities). For purposes of this definition, a Fixed Rate Security that is a Covered Fixed Rate Security will be deemed to be a Floating Rate Security and the floating rate applicable thereto shall be the rate payable taking into account the related Asset Specific Hedge. For the avoidance of doubt, any capitalized or deferred interest in respect of any Partially Deferred Loan will be disregarded for purposes of calculating the Weighted Average Spread.

          "Whole Loan": A whole loan (including, without limitation, an A Note) secured by a mortgage on a multi-family property or a senior interest therein or commercial real estate property or a senior interest therein (in either case, including senior and pari passu participations).

          "Written Down Security": As of any date of determination, any Collateral Debt Security as to which the aggregate par amount of the entire issue of such Collateral Debt Security and all other securities secured by the same pool of collateral and that rank senior in priority of payment to such issue exceeds the aggregate par amount of all collateral (giving effect to any appraisal reductions) securing such issue (excluding defaulted collateral).

          Section 1.2 Assumptions as to Pledged Obligations.

          (a) In connection with all calculations required to be made pursuant to this Indenture with respect to Scheduled Distributions on any Pledged Obligation, or any payments on any other assets included in the Assets, and with respect to the income that can be earned on Scheduled Distributions on such Pledged Obligations and on any other amounts that may be received for deposit in the applicable Collection Account, the provisions set forth in this Section 1.2 shall be applied.

          (b) All calculations with respect to Scheduled Distributions on the Pledged Obligations securing the Notes shall be made on the basis of information as to the terms of each such Pledged Obligation and upon report of payments, if any, received on such Pledged Obligation that are furnished by or on behalf of the issuer of such Pledged Obligation and, to the extent they are not manifestly in error, such information or report may be conclusively relied upon in making such calculations.

          (c) For each Due Period, the Scheduled Distribution on any Pledged Obligation (other than a Defaulted Security, which, except as otherwise provided herein, shall be assumed to have a Scheduled Distribution of zero) shall be the sum of (i) the total amount of payments and collections in respect of such Pledged Obligation (including all Sales Proceeds received during the Due Period and not reinvested in Substitute Collateral Debt Securities or retained in the Principal Collection Account for subsequent reinvestment) that, if paid as scheduled, will be available in the Collection Accounts at the end of such Due Period for payment on the Notes and of expenses of the Issuer and the Co-Issuer pursuant to the Priority of Payments and (ii) any such amounts received in prior Due Periods that were not disbursed on a previous Payment Date and do not constitute amounts which have been used as reimbursement with respect to a prior Interest Advance pursuant to the terms of this Indenture.

          (d) With respect to any Collateral Debt Security as to which any interest or other payment thereon is subject to withholding tax of any relevant jurisdiction, each Scheduled Distribution thereon shall, for purposes of the Coverage Tests and the Collateral Quality Tests, be deemed to be payable net of such withholding tax unless the issuer thereof or obligor thereon is required to make additional payments to fully compensate the Issuer for such withholding taxes (including in respect of any such additional payments). On any date of determination, the amount of any Scheduled Distribution due on any future date shall be assumed to be made net of any such uncompensated withholding tax based upon withholding tax rates in effect on such date of determination.

          (e) For purposes of calculating any Interest Coverage Ratio, the expected interest income on floating rate Collateral Debt Securities and Eligible Investments and under each Hedge Agreement and the expected interest payable on the Notes shall be calculated using (i) the interest rates applicable thereto on the applicable Measurement Date and (ii) accrued original issue discount on Eligible Investments shall be deemed to be Scheduled Distributions of interest due on the date such original issue discount is scheduled to be paid. Notwithstanding the foregoing, for the purposes of calculating any Interest Coverage Ratio, there shall be excluded all scheduled or deferred payments of interest on or principal of Collateral Debt Securities and any payment, including any amount payable to the Issuer by each Hedge Counterparty, which the Collateral Manager has determined in its reasonable judgment shall not be made in Cash or received when due.

          (f) Each Scheduled Distribution receivable with respect to a Pledged Obligation shall be assumed to be received on the applicable Due Date, and each such Scheduled Distribution shall be assumed to be immediately deposited in the applicable Collection Account except to the extent the Collateral Manager has a reasonable expectation that such Scheduled Distribution will not be received on the applicable Due Date. All such funds shall be assumed to continue to earn interest until the date on which they are required to be available in the applicable Collection Account for transfer to the Payment Account for application, in accordance with the terms hereof, to payments of principal of or interest on the Notes and, in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee or other amounts payable pursuant to this Indenture.

          (g) All calculations required to be made and all reports which are to be prepared pursuant to this Indenture with respect to the Pledged Obligations, shall be made on the basis of the date on which the Issuer makes a binding commitment to purchase or sell an asset (the "trade date"), not the settlement date.

          (h) For purposes of calculating the Par Value Ratio, an appraisal reduction of a Collateral Debt Security will be assumed to result in an implied reduction of Principal Balance for such Collateral Debt Security only if such appraisal reduction is intended to reduce the interest payable on such Collateral Debt Security and only in proportion to such interest reduction. For purposes of the Par Value Ratio, any Collateral Debt Security that has sustained an implied reduction of Principal Balance due to an appraisal reduction will not be considered a Defaulted Security solely due to such implied reduction. The Collateral Manager will notify the Trustee of any appraisal reductions of Collateral Debt Securities if the Collateral Manager has actual knowledge thereof.

          Section 1.3 Interest Calculation Convention.

          All calculations of interest hereunder that are made with respect to the Notes shall be made on the basis of the actual number of days during the related Interest Accrual Period divided by 360.

          Section 1.4 Rounding Convention.

          Unless otherwise specified herein, test calculations that evaluate to a percentage will be rounded to the nearest ten thousandth of a percentage point and test calculations that evaluate to a number or decimal will be rounded to the nearest one hundredth of a percentage point.

                                    ARTICLE 2

                                    THE NOTES

          Section 2.1 Forms Generally.

          The Notes and the Trustee's or Authenticating Agent's certificate of authentication thereon (the "Certificate of Authentication") shall be in substantially the forms required by this Article 2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Issuer and the Co-Issuer, executing such Notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          Section 2.2 Forms of Notes and Certificate of Authentication.

          (a) Form. The form of each Class of Notes including the Certificate of Authentication, shall be substantially as set forth in Exhibits A-1, A-2, A-3, B, C, D, E, F, G and H hereto.

          (b) Global Securities and Definitive Notes.

          (i) The Notes (other than the Class A-1AR Notes) initially offered and sold in the United States to (or to U.S. Persons who are) QIBs shall be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1, A-2, B, C, D, E, F, G and H hereto added to the form of such Notes (each, a "Rule 144A Global Security"), which shall be registered in the name of the nominee of the Depository and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depository, duly executed by the Issuer and the Co-Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

          (ii) The Notes (other than the Class A-1AR Notes) initially sold in offshore transactions in reliance on Regulation S shall be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1, A-2, B, C, D, E, F, G and H, hereto added to the form of such Notes (each, a "Regulation S Global Security"), which shall be deposited on behalf of the subscribers for such Notes represented thereby with the Trustee as custodian for the Depository and registered in the name of a nominee of the Depository for the respective accounts of Euroclear and Clearstream, Luxembourg or their respective depositories, duly executed by the Issuer and the Co-Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

          (iii) Definitive Class A-1AR Notes. The Class A-1AR Notes initially offered and sold (A) in the United States to (or to U.S. Persons who are) QIBs and (B) in offshore transactions in reliance on Regulation S shall be issued only in definitive, fully registered, certificated form without interest coupons with the applicable legend set forth in Exhibit A-3 hereto added to the form of such Notes (each, a "Definitive Class A-1AR Note") registered in the name of the beneficial owner thereof unless otherwise authorized by the Issuer on the date of issuance. The Class A-1AR Notes will not be eligible for clearance and settlement through the facilities of the Depository, Euroclear or Clearstream, Luxembourg.

          (c) Book-Entry Provisions. This Section 2.2(c) shall apply only to Global Securities deposited with or on behalf of the Depository.

          Each of the Issuer and Co-Issuer shall execute and the Trustee shall, in accordance with this Section 2.2(c), authenticate and deliver initially one or more Global Securities that shall be (i) registered in the name of the nominee of the Depository for such Global Security or Global Securities and (ii) delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee's agent as custodian for the Depository.

          Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Trustee, as custodian for the Depository or under the Global Security, and the Depository may be treated by the Issuer, the Co-Issuer, the Trustee, and any agent of the Issuer, the Co-Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Co-Issuer, the Trustee, or any agent of the Issuer, the Co-Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Global Security.

          (d) Delivery of Certificated Notes in Lieu of Global Securities. Except as provided in Section 2.10 hereof, owners of beneficial interests in a Class of Global Securities shall not be entitled to receive physical delivery of a Certificated Note.

          Section 2.3 Authorized Amount; Stated Maturity; and Denominations.

          (a) The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $547,500,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5, 2.6 or 8.5 hereof.

          Such Notes shall be divided into ten Classes having designations and original principal amounts as follows:

                                                                      ORIGINAL
                                                                      PRINCIPAL
                           DESIGNATION                                 AMOUNT
                           -----------                              ------------
Class A-1A Senior Secured Floating Rate Term Notes Due 2042......   $230,000,000
Class A-1AR Revolving Senior Secured Floating Rate Term Notes
   Due 2042......................................................   $100,000,000
Class A-2 Second Priority Senior Secured Floating Rate Term
   Notes Due 2042................................................   $ 72,900,000
Class B Third Priority Senior Secured Floating Rate Term Notes
   Due 2042......................................................   $ 41,100,000
Class C Fourth Priority Floating Rate Capitalized Interest Term
   Notes Due 2042................................................   $ 31,200,000
Class D Fifth Priority Floating Rate Capitalized Interest Term
   Notes Due 2042................................................   $ 13,350,000
Class E Sixth Priority Floating Rate Capitalized Interest Term
   Notes Due 2042................................................   $ 14,250,000
Class F Seventh Priority Floating Rate Capitalized Interest
   Term Notes Due 2042...........................................   $ 13,650,000
Class G Eighth Priority Floating Rate Capitalized Interest Term
   Notes Due 2042................................................   $ 16,950,000
Class H Ninth Priority Floating Rate Capitalized Interest Term
   Notes Due 2042................................................   $ 14,100,000

          (b) The Notes shall be issuable in minimum denominations of $500,000 and integral multiples of $500 in excess thereof (plus any residual amount).

          Section 2.4 Execution, Authentication, Delivery and Dating.

          The Notes shall be executed on behalf of the Issuer and the Co-Issuer by an Authorized Officer of the Issuer and the Co-Issuer, respectively. The signature of such Authorized Officers on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuer or the Co-Issuer shall bind the Issuer or the Co-Issuer, as the case may be, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer and the Co-Issuer may deliver Notes executed by the Issuer and the Co-Issuer to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

          Each Note authenticated and delivered by the Trustee or the Authenticating Agent upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.

          Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current outstanding principal amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article 2, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication, substantially in the form provided for herein, executed by the Trustee or by the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Section 2.5 Registration, Registration of Transfer and Exchange.

          (a) The Issuer and the Co-Issuer shall cause to be kept a register (the "Notes Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer and the Co-Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes. The Trustee is hereby initially appointed "Notes Registrar" for the purpose of registering Notes and transfers and exchanges of such Notes with respect to the Notes Register kept in the United States as herein provided. Upon any resignation or removal of the Notes Registrar, the Issuer and the Co-Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Notes Registrar.

          If a Person other than the Trustee is appointed by the Issuer and the Co-Issuer as Notes Registrar, the Issuer and the Co-Issuer shall give the Trustee prompt written notice of the appointment of a successor Notes Registrar and of the location, and any change in the location, of the Notes Register, and the Trustee shall have the right to inspect the Notes Register at all reasonable times and to obtain copies thereof and the Trustee shall have the right to rely upon a certificate executed on behalf of the Notes Registrar by an Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes.

          Subject to this Section 2.5, upon surrender for registration of transfer of any Notes at the office or agency of the Issuer to be maintained as provided in Section 7.2, the Issuer and the Co-Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.

          At the option of the Holder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer to be maintained as provided in Section 7.2. Whenever any Note is surrendered for exchange, the Issuer and the Co-Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

          All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer and the Co-Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Notes Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          None of the Notes Registrar, the Issuer or the Co-Issuer shall be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before any selection of Notes to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption.

          (b) No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws.

          (c) No Note may be offered, sold, resold or delivered, within the United States or to, or for the benefit of, U.S. Persons except in accordance with Section 2.5(e) below and in accordance with Rule 144A to QIBs who are Qualified Purchasers purchasing for their own account or for the accounts of one or more QIBs who are Qualified Purchasers, for which the purchaser is acting as fiduciary or agent. The Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S. None of the Issuer, the Co-Issuer, the Trustee or any other Person may register the Notes under the Securities Act or any state securities laws.

          (d) Upon final payment due on the Stated Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Trustee or at the office of the Paying Agent (outside the United States if then required by applicable law in the case of a Note in definitive form issued in exchange for a beneficial interest in a Regulation S Global Security pursuant to Section 2.10).

          (e) Transfers of Global Securities. Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depository, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.2(c) and this
Section 2.5(e).

          (i) Subject to clauses (ii) through (iv) of this Section 2.5(e), transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

          (ii) Regulation S Global Security to Rule 144A Global Security. If a holder of a beneficial interest in a Regulation S Global Security wishes to transfer all or a part of its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of a Rule 144A Global Security, such holder may, subject to the terms hereof and the rules and procedures of Euroclear, Clearstream, Luxembourg or the Depository, as the case may be, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Security of the same Class. Upon receipt by the Trustee, as Notes Registrar, of (A) instructions from Euroclear, Clearstream, Luxembourg or the Depository, as the case may be, directing the Trustee, as Notes Registrar, to cause such Rule 144A Global Security to be increased by an amount equal to such beneficial interest in such Regulation S Global Security but not less than the minimum denomination applicable to the related Class of Notes, and (B) a certificate substantially in the form of Exhibit J hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Rule 144A Global Security is a QIB and a Qualified Purchaser, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then Euroclear, Clearstream, Luxembourg or the Trustee, as Notes Registrar, as the case may be, shall approve the instruction at the Depository to reduce such Regulation S Global Security by the aggregate principal amount of the interest in such Regulation S Global Security to be transferred and increase the Rule 144A Global Security specified in such instructions by an Aggregate Outstanding Amount equal to such reduction in such principal amount of the Regulation S Global Security.

          (iii) Rule 144A Global Security to Regulation S Global Security. If a holder of a beneficial interest in a Rule 144A Global Security wishes to transfer all or a part of its interest in such Rule 144A Global Security to a Person who wishes to take delivery thereof in the form of a Regulation S Global Security, such holder may, subject to the terms hereof and the rules and procedures of Euroclear, Clearstream, Luxembourg or the Depository, as the case may be, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security of the same Class. Upon receipt by the Trustee, as Notes Registrar, of (A) instructions from Euroclear, Clearstream, Luxembourg or the Depository, as the case may be, directing the Trustee, as Notes Registrar, to cause such Regulation S Global Security to be increased by an amount equal to the beneficial interest in such Rule 144A Global Security but not less than the minimum denomination applicable to the related Class of Notes to be exchanged, and (B) a certificate substantially in the form of Exhibit I hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Regulation S Global Security is a not a U.S. Person and that such transfer is being made pursuant to Rule 903 or 904 under Regulation S, then Euroclear, Clearstream, Luxembourg or the Trustee, as Notes Registrar, as the case may be, shall approve the instruction at the Depository to reduce such Rule 144A Global Security by the aggregate principal amount of the interest in such Rule 144A Global Security to be transferred and increase the Regulation S Global Security specified in such instructions by an Aggregate Outstanding Amount equal to such reduction in the principal amount of the Rule 144A Global Security.

          (iv) Other Exchanges. In the event that, pursuant to Section 2.10 hereof, a Global Security is exchanged for Certificated Notes, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to ensure that such transfers are to a QIB who is also a Qualified Purchaser or are to a non-U.S. Person, or otherwise comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer, the Co-Issuer and the Trustee.

          (f) Transfers of Definitive Class A-1AR Notes. Each Person who becomes an owner of the Definitive Class A-1AR Notes will be required to make the representations set forth in Section 2.5(h)(ii) through (xx) and to further represent and agree as follows:

          (i) the owner is one of the following:

               (1) (A) a Qualified Purchaser, (B) a QIB, (C) is aware that the sale of the Definitive Class A-1AR Notes to it is being made in reliance on the exemption from registration provided by Rule 144A, (D) is acquiring the Definitive Class A-1AR Notes for its own account or for one or more accounts, each of which is a QIB who is a Qualified Purchaser, and as to each of which the owner exercises sole investment discretion, and (E) is acquiring the Definitive Class A-1AR Notes in a minimum principal amount of not less than $500,000 for each such account; or

               (2) (A) is not a U.S. Person, (B) is aware that the sale of the Definitive Class A-1AR Notes to it is being made in reliance on the exemption from registration provided by Regulation S and (C) understands that the Definitive

          Class A-1AR Notes offered in reliance on Regulation S will bear the legend set forth in Exhibit A-3;

          and in each case the owner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Definitive Class A-1AR Notes and the owner and any accounts for which it is acting are each able to bear the economic risk of the investment; and

          (ii) before any interest in a Definitive Class A-1AR Note may be offered, resold, pledged or otherwise transferred, the transferee and transferor shall be required to provide the Trustee, with a written certification substantially in the forms of Exhibit K and L hereto as to compliance with the transfer restrictions and the owner must inform a prospective transferee of the transfer restrictions.

          (g) Removal of Legend. If Notes are issued upon the transfer, exchange or replacement of Notes bearing the applicable legends set forth in Exhibits A-1, A-2, A-3, B, C, D, E, F, G and H hereto, and if a request is made to remove such applicable legend on such Notes, the Notes so issued shall bear such applicable legend, or such applicable legend shall not be removed, as the case may be, unless there is delivered to the Issuer and the Co-Issuer such satisfactory evidence, which may include an Opinion of Counsel of an attorney at law licensed to practice law in the State of New York (and addressed to the Issuer and the Trustee), as may be reasonably required by the Issuer and the Co-Issuer, if applicable, to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Regulation S, as applicable, the Investment Company Act or ERISA. So long as the Issuer or the Co-Issuer is relying on an exemption under or promulgated pursuant to the Investment Company Act, the Issuer or the Co-Issuer shall not remove that portion of the legend required to maintain an exemption under or promulgated pursuant to the Investment Company Act. Upon provision of such satisfactory evidence, as confirmed in writing by the Issuer and the Co-Issuer, if applicable, to the Trustee, the Trustee, at the direction of the Issuer and the Co-Issuer, if applicable, shall authenticate and deliver Notes that do not bear such applicable legend.

          (h) Each beneficial owner of Rule 144A Global Securities shall be deemed to represent and agree as follows (terms used in this paragraph that are defined in Rule 144A are used herein as defined therein):

          (i) In the case of a Rule 144A Global Security, the owner is (A) a QIB and a Qualified Purchaser, (B) is aware that the sale of the Notes to it (other than the initial sale by the Issuer and the Co-Issuer, as applicable,) is being made in reliance on the exemption from registration provided by Rule 144A, (C) is acquiring the Notes for its own account or for one or more accounts, each of which is a QIB and a Qualified Purchaser, and as to each of which the owner exercises sole investment discretion, and
     (D) is acquiring the Notes in a principal amount of not less than $100,000, for each such account.

          (ii) The owner understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes have not been and shall not be registered under the Securities Act, and, if in the future the owner decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may only be offered, resold, pledged or otherwise transferred only in accordance with this Indenture and the applicable legend on such Notes set forth in Exhibits A-1, A-2, A-3, B, C, D, E, F, G and H. The owner acknowledges that no representation is made by the Issuer, the Co-Issuer or the Dealers, as the case may be, as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes.

          (iii) The owner is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The owner understands that an investment in the Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The owner has had access to such financial and other information concerning the Issuer, the Co-Issuer and the Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Notes, including, without limitation, an opportunity to ask questions of and request information from the Collateral Manager, the Initial Purchaser, the Issuer and the Co-Issuer and access to such legal and tax representation or counsel as the owner deemed necessary or appropriate.

          (iv) In connection with the purchase of the Notes (A) none of the Issuer, the Co-Issuer, the Dealers, the Collateral Manager or the Trustee is acting as a fiduciary or financial or investment adviser for the owner;
     (B) the owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Co-Issuer, the Dealers, the Collateral Manager or the Trustee other than in a current final offering memorandum for such Notes and any representations expressly set forth in a written agreement with such party; (C) none of the Issuer, the Co-Issuer, the Dealers, the Collateral Manager or the Trustee has given to the owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase; (D) the owner has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Dealers, the Collateral Manager or the Trustee; and (E) the owner is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.

          (v) The owner understands that the Notes shall bear the applicable legend set forth in Exhibits A-1, A-2, A-3, B, C, D, E, F, G and H. The Rule 144A Global Securities may not at any time be held by or on behalf of any U.S. Person that is not a

     QIB who is a Qualified Purchaser. The owner must inform a prospective transferee of the transfer restrictions.

          (vi) The Notes will bear the applicable legend set forth in Exhibits A-1, A-2, A-3, B, C, D, E, F, G and H unless the Issuer and the Co-Issuer determine otherwise in compliance with applicable law.

          (vii) Unless a prospective Holder of a Note otherwise provides another representation acceptable to the Trustee, the Collateral Manager, the Issuer and the Co-Issuer, each Holder of a Global Security, by its acquisition thereof, shall be deemed to have represented to the Issuer, the Co-Issuer, the Collateral Manager and the Trustee that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any "employee benefit plan" (as defined in Section 3(3) of ERISA) or "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code or any other employee benefit plan or plan which is subject to any federal, state or local law ("Similar Law") that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a "Benefit Plan", or an entity whose underlying assets include plan assets of any such Benefit Plan, or
     (B) if the funds being used to pay the purchase price for such Notes include plan assets of any Benefit Plan, its purchase and holding will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Benefit Plan subject to Similar Law, do not result in a non-exempt violation of Similar Law.

          (viii) The owner shall not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising.

          (ix) The owner is not a member of the public in the Cayman Islands, within the meaning of Section 194 of the Cayman Islands Companies Law (2004 Revision).

          (x) The owner understands that the Issuer, the Co-Issuer, the Trustee or the Paying Agent shall require certification acceptable to it (A) as a condition to the payment of principal of and interest on (and commitment fees in respect of) any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (B) to enable the Issuer, the Co-Issuer, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the Holder of such Notes under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), IRS Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms). In addition, the Issuer, the Co-Issuer, the Trustee or the Paying Agent may require certification acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets. Each owner agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments.

          (xi) The owner hereby acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned subsidiary of the Arbor Parent owns 100% of the Preferred Shares and the ordinary shares of the Issuer, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of the Arbor Parent, and
     (B) the Preferred Shares will be treated as equity; the owner agrees to such treatment and agrees to take no action inconsistent with such treatment.

          (xii) The owner, if not a "United States person" (as defined in Section 7701(a)(30) of the Code), either: (A) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code) (and see (C) below); (B) is a bank that has provided an IRS Form W-8ECI representing that all payments received or to be received by it from the Issuer are effectively connected with the conduct of a trade or business in the United States; or (C) is a bank and is, or is not a bank (within the meaning of Section 881(c)(3)(A) of the Code) but with respect to commitment fees is, eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest and commitment fees not attributable to a permanent establishment in the United States and the Issuer is treated as a fiscally transparent entity (as defined in Treasury Regulations section 1.894-1(d)(3)(iii)) under the laws of owner's jurisdiction with respect to payments made on the Collateral Debt Securities held by the Issuer.

          (xiii) The owner understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the accuracy of the final offering memorandum relating to the Notes. The owner further understands that any representation to the contrary is a criminal offense.

          (xiv) The owner will, prior to any sale, pledge or other transfer by such owner of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Trustee, a duly executed transferee certificate addressed to each of the Trustee, the Issuer, the Co-Issuer and the Collateral Manager in the form of the relevant exhibit attached hereto, and such other certificates and other information as the Issuer, the Co-Issuer, the Collateral Manager or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained herein.

          (xv) The owner agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in this Indenture. In addition, the owner understands that the Notes will be transferable only upon registration of the transferee in the Note Register of the Issuer following delivery to the Note Registrar of a duly executed transfer certificate (and with respect to the Class A-1AR Notes, the Definitive Class A-1AR Notes to be transferred), and any other certificates and other information required by this Indenture.

          (xvi) The owner is aware and agrees that no Note (or beneficial interest therein) may be offered or sold, pledged or otherwise transferred
     (i) to a transferee taking delivery of such Note represented by a Rule 144A Global Security except (A) to a transferee that the owner reasonably believes is a QIB, purchasing for its account, to which notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A or another Person the sale to which is exempt under the Securities Act, (B) to a transferee that is a Qualified Purchaser, and (C) if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, (ii) to a transferee taking delivery of such Note represented by a Regulation S Global Security except (A) to a transferee that is acquiring such interest in an offshore transaction in accordance with Rule 904 of Regulation S, (B) to a transferee that is not a U.S. resident (within the meaning of the Investment Company Act) unless such transferee is a Qualified Purchaser,
     (C) such transfer is made in compliance with the other requirements set forth in this Indenture and (D) if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other jurisdiction or (iii) if such transfer would have the effect of requiring the Issuer or the Collateral to register as an "investment company" under the Investment Company Act.

          (xvii) The owner understands that there is no market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. The owner further understands that, although the Dealers may from time to time make a market in the Notes, the Dealers are not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the owner must be prepared to hold the Notes until the Stated Maturity.

          (xviii) The owner agrees that (i) any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of the transfer restrictions contained in this Indenture, or made based upon any false or inaccurate representation made by the owner or a transferee to the Issuer, the Trustee or the Note Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

          (xix) The owner approves and consents to any direct trades between the Issuer and the Collateral Manager and/or its affiliates that is permitted under the terms of this Indenture and the Collateral Management Agreement.

          (xx) The owner acknowledges that the Issuer, the Co-Issuer, the Trustee, the Note Registrar, the Collateral Manager, the Dealers and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the owner will promptly notify the Issuer, the Co-Issuer, the Trustee, Note Registrar, the Collateral Manager and the Dealers.

          (i) Each beneficial owner of Regulation S Global Securities shall be deemed to have made the representations set forth in clauses (ii) through (iv) and (vi) through (xx) of Section 2.5(h) and shall be deemed to have further represented and agreed as follows:

          The owner is aware that the sale of such Notes to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Notes offered in reliance on Regulation S will bear the appropriate legend set forth in Exhibits A-1, A-2, B, C, D, E, F, G and H hereto, and be represented by one or more Regulation S Global Securities. The Notes so represented may not at any time be held by or on behalf of U.S. Persons. Each of the owner and the related Holder is not, and shall not be, a U.S. Person. Before any interest in a Regulation S Global Security may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of a Rule 144A Global Security, the transferee shall be required to provide the Trustee with a written certification substantially in the form of Exhibits K and L (as applicable) hereto as to compliance with the transfer restrictions. The owner must inform a prospective transferee of the transfer restrictions.

          (j) Any purported transfer of a Note not in accordance with this
Section 2.5 shall be null and void and shall not be given effect for any purpose hereunder.

          (k) Notwithstanding anything contained in this Indenture to the contrary, neither the Trustee nor the Notes Registrar (nor any other Transfer Agent) shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), the Investment Company Act, ERISA or the Code (or any applicable regulations thereunder); provided, however, that if a specified transfer certificate or Opinion of Counsel is required by the express terms of this Section 2.5 to be delivered to the Trustee or Notes Registrar prior to registration of transfer of a Note, the Trustee and/or Notes Registrar, as applicable, is required to request, as a condition for registering the transfer of the Note, such certificate or Opinion of Counsel and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Trustee or Notes Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or Opinion of Counsel does not so conform).

          (l) If the Trustee determines or is notified by the Issuer, the Co-Issuer or the Collateral Manager that (i) a transfer or attempted or purported transfer of any interest in any Note was consummated in compliance with the provisions of this Section 2.5 on the basis of a materially incorrect certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee any certification required to be delivered hereunder or (iii) the holder of any interest in a Note is in breach of any representation or agreement set forth in any certification or any deemed representation or agreement of such holder, the Trustee shall not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a "Disqualified Transferee") and the last preceding holder of such interest in such Note that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Note by such Holder.

          In addition, the Trustee may require that the interest in the Note referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any person designated by the Issuer or the Collateral Manager at a price determined by the Issuer or the Collateral Manager, as applicable, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Note, authorizes the Trustee to take such action. In any case, the Trustee shall not be held responsible for any losses that may be incurred as a result of any required transfer under this Section 2.5(l).

          (m) Each Holder of Notes approves and consents to (i) the initial purchase of the Collateral Debt Securities by the Issuer from Affiliates of the Collateral Manager on or prior to the Closing Date and (ii) any other transaction between the Issuer and the Collateral Manager or its Affiliates that are permitted under the terms of this Indenture or the Collateral Management Agreement.

          Section 2.6 Mutilated, Defaced, Destroyed, Lost or Stolen Note.

          If (a) any mutilated or defaced Note is surrendered to a Transfer Agent, or if there shall be delivered to the Issuer, the Co-Issuer, the Trustee and the relevant Transfer Agent (each a "Specified Person") evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Specified Person such security or indemnity as may be required by each Specified Person to save each of them and any agent of any of them harmless (an unsecured indemnity agreement delivered to the Trustee by an institutional investor with a net worth of at least $200,000,000 being deemed sufficient to satisfy such security or indemnity requirement), then, in the absence of notice to the Specified Persons that such Note has been acquired by a bona fide purchaser, the Issuer and the Co-Issuer shall execute and, upon Issuer Request, the Trustee shall authenticate and deliver, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously outstanding.

          If, after delivery of such new Note, a bona fide purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, any Specified Person shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, and each Specified Person shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by such Specified Person in connection therewith.

          In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuer and the Co-Issuer, if applicable, in their discretion may, instead of issuing a new Note, pay such Note without requiring surrender thereof except that any mutilated or defaced Note shall be surrendered.

          Upon the issuance of any new Note under this Section 2.6, the Issuer and the Co-Issuer, if applicable, may require the payment by the registered Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Note issued pursuant to this Section 2.6 in lieu of any mutilated, defaced, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and the Co-Issuer, if applicable, and such new Note shall be entitled, subject to the second paragraph of this Section 2.6, to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.

          Section 2.7 Payment of Principal and Interest and Class A-1AR Commitment Fee and Other Amounts; Principal and Interest Rights Preserved.

          (a) The Class A-1A Notes shall accrue interest during each Interest Accrual Period at the Class A-1A Rate. Interest on each Class A-1A Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class A-1A Note bears to the Aggregate Outstanding Amount of all Class A-1A Notes; provided, however, that the payment of interest on the Class A-1A Notes is subordinated to the payment on each Payment Date of certain amounts in accordance with the Priority of Payments.

          (b) The Class A-1AR Notes shall accrue interest during each Interest Accrual Period at the Class A-1AR Rate. In addition, the Class A-1AR Notes shall accrue the Class A-1AR Commitment Fee in accordance with the definition of such term. Except as described in Section 18.2 of this Indenture, interest on each Class A-1AR Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion determined in accordance with the Class A-1AR Interest Allocation Percentage; provided that accrued interest in respect of amounts borrowed under the Class A-1AR Notes during the period following the Determination Date through the related Payment Date will be payable without additional interest thereon on the next succeeding Payment Date; and provided, further, however, that the payment of interest on the Class A-1AR Notes is subordinated to the payment on each Payment Date of certain amounts in accordance with the Priority of Payments.

          (c) The Class A-2 Notes shall accrue interest during each Interest Accrual Period at the Class A-2 Rate. Interest on each Class A-2 Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class A-2 Note bears to the Aggregate Outstanding Amount of all Class A-2 Notes; provided, however, that the payment of interest on the Class A-2 Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A-1 Notes (including any Class A-1 Defaulted Interest Amount) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          (d) The Class B Notes shall accrue interest during each Interest Accrual Period at the Class B Rate. Interest on each Class B Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class B Note bears to the Aggregate Outstanding Amount of all Class B Notes; provided, however, that the payment of interest on the Class B Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes (including any Class A Defaulted Interest Amount) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          (e) The Class C Notes shall accrue interest during each Interest Accrual Period at the Class C Rate. Interest on each Class C Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class C Note bears to the Aggregate Outstanding Amount of all Class C Notes; provided, however, that the payment of interest on the Class C Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes and the Class B Notes (including any Class A Defaulted Interest Amount and Class B Defaulted Interest Amount) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          For so long as any Class B Notes are Outstanding, any payment of interest due on the Class C Notes which is not available to be paid (the "Class C Capitalized Interest") in accordance with the Priority of Payments on any Payment Date shall not be considered "due and payable" for the purpose of
Section 5.1(a) hereof (and the failure to pay such Class C Capitalized Interest shall not be an Event of Default) until the Payment Date on which funds are available to pay all or any portion of such Class C Capitalized Interest in accordance with the Priority of Payments. On or after such Payment Date, only such portion of any payment of Class C Capitalized Interest for which funds are available in accordance with the Priority of Payments shall be considered "due and payable" and the failure to pay such portion of Class C Capitalized Interest shall be an Event of Default. Class C Capitalized Interest shall be added to the principal amount of the Class C Notes, shall bear interest thereafter at the Class C Rate (to the extent lawful) and shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. On or after the Payment Date on which the Class B Notes are no longer Outstanding, to the extent interest is due (excluding any previously deferred Class C Capitalized Interest) but not paid on the Class C Notes, the failure to pay such interest shall constitute an Event of Default hereunder.

          (f) The Class D Notes shall accrue interest during each Interest Accrual Period at the Class D Rate. Interest on each Class D Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class D Note bears to the Aggregate Outstanding Amount of all Class D Notes; provided, however, that, except to the extent set forth in the Priority of Payments, the payment of interest on the Class D Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes, the Class B Notes and the Class C Notes (including any Class A Defaulted Interest Amount, Class B

Defaulted Interest Amount, Class C Defaulted Interest Amount and Class C Capitalized Interest) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          For so long as any Class C Notes are Outstanding, any payment of interest due on the Class D Notes which is not available to be paid ("Class D Capitalized Interest") in accordance with the Priority of Payments on any Payment Date shall not be considered "due and payable" for the purpose of
Section 5.1(a) hereof (and the failure to pay such Class D Capitalized Interest shall not be an Event of Default) until the Payment Date on which funds are available to pay all or any portion of such Class D Capitalized Interest in accordance with the Priority of Payments. On or after such Payment Date, only such portion of any payment of Class D Capitalized Interest for which funds are available in accordance with the Priority of Payments shall be considered "due and payable" and the failure to pay such portion of Class D Capitalized Interest shall be an Event of Default. Class D Capitalized Interest shall be added to the principal amount of the Class D Notes, shall bear interest thereafter at the Class D Rate (to the extent lawful) and shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. On or after the Payment Date on which the Class C Notes are no longer Outstanding, to the extent interest is due (excluding any previously deferred Class D Capitalized Interest) but not paid on the Class D Notes, the failure to pay such interest shall constitute an Event of Default hereunder.

          (g) The Class E Notes shall accrue interest during each Interest Accrual Period at the Class E Rate. Interest on each Class E Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class E Note bears to the Aggregate Outstanding Amount of all Class E Notes; provided, however, that, except to the extent set forth in the Priority of Payments, the payment of interest on the Class E Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes (including any Class A Defaulted Interest Amount, Class B Defaulted Interest Amount, Class C Defaulted Interest Amount, Class C Capitalized Interest, Class D Defaulted Interest Amount and Class D Capitalized Interest) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          For so long as any Class D Notes are Outstanding, any payment of interest due on the Class E Notes which is not available to be paid (the "Class E Capitalized Interest") in accordance with the Priority of Payments on any Payment Date shall not be considered "due and payable" for the purpose of
Section 5.1(a) hereof (and the failure to pay such Class E Capitalized Interest shall not be an Event of Default) until the Payment Date on which funds are available to pay all or any portion of such Class E Capitalized Interest in accordance with the Priority of Payments. On or after such Payment Date, only such portion of any payment of Class E Capitalized Interest for which funds are available in accordance with the Priority of Payments shall be considered "due and payable" and the failure to pay such portion of Class E Capitalized Interest shall be an Event of Default. Class E Capitalized Interest shall be added to the principal amount of the Class E Notes, shall bear interest thereafter at the Class E Rate (to the extent lawful) and shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. On or after the Payment Date on which the Class D Notes are no longer Outstanding, to the extent interest is due (excluding any previously deferred Class E Capitalized Interest) but not paid on the Class E Notes, the failure to pay such interest shall constitute an Event of Default hereunder.

          (h) The Class F Notes shall accrue interest during each Interest Accrual Period at the Class F Rate. Interest on each Class F Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class F Note bears to the Aggregate Outstanding Amount of all Class F Notes; provided, however, that, except to the extent set forth in the Priority of Payments, the payment of interest on the Class F Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes (including any Class A Defaulted Interest Amount, Class B Defaulted Interest Amount, Class C Defaulted Interest Amount, Class C Capitalized Interest, Class D Defaulted Interest Amount, Class D Capitalized Interest, Class E Defaulted Interest Amount and Class E Capitalized Interest) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          For so long as any Class E Notes are Outstanding, any payment of interest due on the Class F Notes which is not available to be paid ("Class F Capitalized Interest") in accordance with the Priority of Payments on any Payment Date shall not be considered "due and payable" for the purpose of
Section 5.1(a) hereof (and the failure to pay such Class F Capitalized Interest shall not be an Event of Default) until the Payment Date on which funds are available to pay all or any portion of such Class F Capitalized Interest in accordance with the Priority of Payments. On or after such Payment Date, only such portion of any payment of Class F Capitalized Interest for which funds are available in accordance with the Priority of Payments shall be considered "due and payable" and the failure to pay such portion of Class F Capitalized Interest shall be an Event of Default. Class F Capitalized Interest shall be added to the principal amount of the Class F Notes, shall bear interest thereafter at the Class F Rate (to the extent lawful) and shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. On or after the Payment Date on which the Class E Notes are no longer Outstanding, to the extent interest is due (excluding any previously deferred Class F Capitalized Interest) but not paid on the Class F Notes, the failure to pay such interest shall constitute an Event of Default hereunder.

          (i) The Class G Notes shall accrue interest during each Interest Accrual Period at the Class G Rate. Interest on each Class G Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class G Note bears to the Aggregate Outstanding Amount of all Class G Notes; provided, however, that, except to the extent set forth in the Priority of Payments, the payment of interest on the Class G Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes (including any Class A Defaulted Interest Amount, Class B Defaulted Interest Amount, Class C Defaulted Interest Amount, Class C Capitalized Interest, Class D Defaulted Interest Amount, Class D Capitalized Interest, Class E Defaulted Interest Amount, Class E Capitalized Interest, Class F

Defaulted Interest Amount and Class F Capitalized Interest) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          For so long as any Class F Notes are Outstanding, any payment of interest due on the Class G Notes which is not available to be paid (the "Class G Capitalized Interest") in accordance with the Priority of Payments on any Payment Date shall not be considered "due and payable" for the purpose of
Section 5.1(a) hereof (and the failure to pay such Class G Capitalized Interest shall not be an Event of Default) until the Payment Date on which funds are available to pay all or any portion of such Class G Capitalized Interest in accordance with the Priority of Payments. On or after such Payment Date, only such portion of any payment of Class G Capitalized Interest for which funds are available in accordance with the Priority of Payments shall be considered "due and payable" and the failure to pay such portion of Class G Capitalized Interest shall be an Event of Default. Class G Capitalized Interest shall be added to the principal amount of the Class G Notes, shall bear interest thereafter at the Class G Rate (to the extent lawful) and shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. On or after the Payment Date on which the Class F Notes are no longer Outstanding, to the extent interest is due (excluding any previously deferred Class G Capitalized Interest) but not paid on the Class G Notes, the failure to pay such interest shall constitute an Event of Default hereunder.

          (j) The Class H Notes shall accrue interest during each Interest Accrual Period at the Class H Rate. Interest on each Class H Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class H Note bears to the Aggregate Outstanding Amount of all Class H Notes; provided, however, that, except to the extent set forth in the Priority of Payments, the payment of interest on the Class H Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes (including any Class A Defaulted Interest Amount, Class B Defaulted Interest Amount, Class C Defaulted Interest Amount, Class C Capitalized Interest, Class D Defaulted Interest Amount, Class D Capitalized Interest, Class E Defaulted Interest Amount, Class E Capitalized Interest, Class F Defaulted Interest Amount, Class F Capitalized Interest, Class G Defaulted Interest Amount and Class G Capitalized Interest) and the Class A-1AR Commitment Fee and certain other amounts in accordance with the Priority of Payments.

          For so long as any Class G Notes are Outstanding, any payment of interest due on the Class H Notes which is not available to be paid ("Class H Capitalized Interest") in accordance with the Priority of Payments on any Payment Date shall not be considered "due and payable" for the purpose of
Section 5.1(a) hereof (and the failure to pay such Class H Capitalized Interest shall not be an Event of Default) until the Payment Date on which funds are available to pay all or any portion of such Class H Capitalized Interest in accordance with the Priority of Payments. On or after such Payment Date, only such portion of any payment of Class H Capitalized Interest for which funds are available in accordance with the Priority of Payments shall be considered "due and payable" and the failure to pay such portion of Class H Capitalized Interest shall be an Event of Default. Class H Capitalized Interest shall be added to the principal amount of the Class H Notes, shall bear interest thereafter at the Class H Rate (to the extent lawful) and shall be payable on the first Payment Date on which funds are permitted to be used for such purpose in accordance with the Priority of Payments. On or after the Payment Date on which the Class G Notes are no longer Outstanding, to the extent interest is due (excluding any previously deferred Class H Capitalized Interest) but not paid on the Class H Notes, the failure to pay such interest shall constitute an Event of Default hereunder.

          (k) Upon any Optional Redemption, Tax Redemption, Auction Call Redemption or Clean-up Call, all net proceeds remaining after the sale of the Collateral Debt Securities in accordance with Article 12 hereof and Cash and proceeds from Eligible Investments (other than the Issuer's right, title and interest in the property described in clause (i) of the definition of "Excepted Assets"), after the payment of the amounts referred to in clauses (1) through
(23), (25), (26), (27) and (28) of Section 11.1(a)(i) and clauses (1) through
(14) of Section 11.1(a)(ii) will be distributed by the Trustee to the Preferred Shares Paying Agent for distribution to the Holders of the Preferred Shares in accordance with the Preferred Shares Paying Agency Agreement, whereupon the Preferred Shares will be cancelled and deemed paid in full for all purposes.

          (l) Interest shall cease to accrue on each Class of Notes, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld or unless a Default has occurred with respect to such payments of principal.

          (m) The principal of each Class of Notes matures at par and is due and payable on the Stated Maturity, unless the unpaid principal of such Class of Notes becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that the payment of principal of the Class A-2 Notes (other than payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A-1A Notes and the Class A-1AR Notes have been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A-1A Notes and the Class A-1AR Notes, and payment of the Class A-1AR Commitment Fee, and other amounts in accordance with the Priority of Payments and any payment of principal of the Class A-2 Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A-1A Notes and the Class A-1AR Notes have been paid in full and the Class A-1AR Commitments have been terminated; provided, further, that the payment of principal of the Class B Notes (other than payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A Notes has been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, and in the case of the Class A-1AR Notes, payment of the Class A-1AR Commitment Fee, and other amounts in accordance with the Priority of Payments and any payment of principal of the Class B Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes have been paid in full and the Class A-1AR Commitments have been terminated; provided, further, that the payment of principal of the Class C Notes (other than payment of the amounts constituting Class C

Capitalized Interest, notwithstanding that such Class C Capitalized Interest may be deemed to constitute additions to principal, and other than the payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A Notes and the Class B Notes has been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, and in the case of the Class A-1AR Notes, payment of the Class A-1AR Commitment Fee, the Class B Notes and other amounts in accordance with the Priority of Payments and any payment of principal of the Class C Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes and the Class B Notes have been paid in full and the Class A-1AR Commitments have been terminated; provided, further, that the payment of principal of the Class D Notes (other than payment of the amounts constituting Class D Capitalized Interest, notwithstanding that such Class D Capitalized Interest may be deemed to constitute additions to principal, and other than the payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A Notes, the Class B Notes and the Class C Notes has been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, and in the case of the Class A-1AR Notes, payment of the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes and other amounts in accordance with the Priority of Payments and any payment of principal of the Class D Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes, the Class B Notes and the Class C Notes have been paid in full and the Class A-1AR Commitments have been terminated; provided, further, that the payment of principal of the Class E Notes (other than payment of the amounts constituting Class E Capitalized Interest, notwithstanding that such Class E Capitalized Interest may be deemed to constitute additions to principal, and other than the payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes has been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes and other amounts in accordance with the Priority of Payments and any payment of principal of the Class E Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes have been paid in full and the Class A-1AR Commitments have been terminated; provided, further, that the payment of principal of the Class F Notes (other than payment of the amounts constituting Class F Capitalized Interest, notwithstanding that such Class F Capitalized Interest may be deemed to constitute additions to principal, and other than the payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes has been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each

Payment Date of the principal and interest due and payable on the Class A Notes, and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and other amounts in accordance with the Priority of Payments and any payment of principal of the Class F Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes have been paid in full and the Class A-1AR Commitments have been terminated; provided, further, that the payment of principal of the Class G Notes (other than payment of the amounts constituting Class G Capitalized Interest, notwithstanding that such Class G Capitalized Interest may be deemed to constitute additions to principal, and other than the payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes has been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and other amounts in accordance with the Priority of Payments and any payment of principal of the Class G Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes have been paid in full and the Class A-1AR Commitments have been terminated; provided, further, that the payment of principal of the Class H Notes (other than payment of the amounts constituting Class H Capitalized Interest, notwithstanding that such Class H Capitalized Interest may be deemed to constitute additions to principal, and other than the payment of principal pursuant to Section 9.6 or Section 9.7) may only occur after the principal of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes has been paid in full and the Class A-1AR Commitments have been terminated and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes, and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and other amounts in accordance with the Priority of Payments and any payment of principal of the Class H Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered "due and payable" solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes have been paid in full and the Class A-1AR Commitments have been terminated.

          (n) As a condition to the payment of principal of and interest on any Note without the imposition of U.S. withholding tax, the Issuer shall require certification acceptable to it to enable the Issuer, the Co-Issuer, the Trustee, the Preferred Shares Paying Agent and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Security under


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

any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms). In addition, each of the Issuer, Co-Issuer, the Trustee, Preferred Shares Paying Agent or any Paying Agent may require certification acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets. Each Holder and each beneficial owner of Notes agree to provide any certification requested pursuant to Section 2.7(n) and to update or replace such form or certification in accordance with its terms or its subsequent amendments.

          (o) Payments in respect of interest on and principal of the Notes shall be payable by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register. The Issuer expects that the Depository or its nominee, upon receipt of any payment of principal or interest in respect of a Global Security held by the Depository or its nominee, shall immediately credit the applicable Agent Members' accounts with payments in amounts proportionate to the respective beneficial interests in such Global Security as shown on the records of the Depository or its nominee. The Issuer also expects that payments by Agent Members to owners of beneficial interests in such Global Security held through Agent Members will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of the Agent Members. Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Trustee or at the office of the Paying Agent (outside of the United States if then required by applicable law in the case of a Certificated
Note issued in exchange for a beneficial interest in the Regulation S Global Security) on or prior to such Maturity. None of the Issuer, the Co-Issuer, the Trustee or the Paying Agent will have any responsibility or liability with respect to any records maintained by the Holder of any Note with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. In the case where any final payment of principal and interest is to be made on any Note (other than on the Stated Maturity thereof) the Issuer or, upon Issuer Request, the Trustee, in the name and at the expense of the Issuer, shall not more than 30 nor fewer than five Business Days prior to the date on which such payment is to be made, mail to the Persons entitled thereto at their addresses appearing on the Notes Register, a notice which shall state the date on which such payment will be made and the amount of such payment per $500,000 initial principal amount of Notes and shall specify the place where such Notes may be presented and surrendered for such payment.

          (p) Subject to the provisions of Sections 2.7(a) through (m) and
Section 2.7(u) hereof, Holders of Notes as of the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable in accordance with the Priority of Payments and principal payable in accordance with the Priority of Payments on such Payment Date. All such payments that are mailed or wired and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Issuer and the Co-Issuer to be maintained as provided in Section 7.2 (or returned to the Trustee).

          (q) Interest on any Note which is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

          (r) Payments of principal to Holders of the Notes of each Class shall be made in the proportion that the Aggregate Outstanding Amount of the Notes of such Class registered in the name of each such Holder on such Record Date bears to the Aggregate Outstanding Amount of all Notes of such Class on such Record Date.

          (s) Interest accrued with respect to the Notes shall be calculated as described in the applicable form of Note attached hereto.

          (t) All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of installments of principal made on any Payment Date, Redemption Date or upon Maturity shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

          (u) Notwithstanding anything contained in this Indenture to the contrary, the obligations of the Issuer and the Co-Issuer under the Notes, this Indenture and the other Transaction Documents are non-recourse obligations of the Issuer and the Co-Issuer payable solely from the Assets and following realization of the Assets, all obligations of the Co-Issuers and any claims of the Noteholders, the Trustee or any other parties to any Transaction Documents shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Notes against any Officer, director, employee, shareholder, limited partner or incorporator of the Issuer, the Co-Issuer or any of their respective successors or assigns for any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Assets for the sums due or to become due under any security, instrument or agreement which is part of the Assets or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Notes) until such Assets have been realized, whereupon any outstanding indebtedness or obligation in respect of the Notes, this Indenture and the other Transaction Documents shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer or the Co-Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.


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

          (v) Subject to the foregoing provisions of this Section 2.7, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights of unpaid interest and principal that were carried by such other Note.

          (w) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes (but subject to Sections 2.7(m) and (u)), if the Notes have become or been declared due and payable following an Event of Default and such acceleration of Maturity and its consequences have not been rescinded and annulled and the provisions of Section
5.5 are not applicable, then payments of principal of and interest on such Notes shall be made in accordance with Section 5.7 hereof.

          (x) Payments in respect of the Preferred Shares as contemplated by Sections 11.1(a)(i)(29) and 11.1(a)(ii)(15) shall be made by the Trustee to the Preferred Shares Paying Agent.

          Section 2.8 Persons Deemed Owners.

          The Issuer, the Co-Issuer, the Trustee, and any agent of the Issuer, the Co-Issuer or the Trustee may treat as the owner of a Note the Person in whose name such Note is registered on the Notes Register on the applicable Record Date for the purpose of receiving payments of principal of and interest and other amounts on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and none of the Issuer, the Co-Issuer or the Trustee nor any agent of the Issuer, the Co-Issuer or the Trustee shall be affected by notice to the contrary; provided, however, that the Depository, or its nominee, shall be deemed the owner of the Global Securities, and owners of beneficial interests in Global Securities will not be considered the owners of any Notes for the purpose of receiving notices. With respect to the Preferred Shares, on any Payment Date, the Trustee shall deliver to the Preferred Shares Paying Agent the distributions thereon for distribution to the Preferred Shareholders.

          Section 2.9 Cancellation.

          All Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and shall be promptly canceled by the Trustee and may not be reissued or resold. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed or held by the Trustee in accordance with its standard retention policy unless the Issuer and the Co-Issuer shall direct by an Issuer Order that they be returned to them.

          Section 2.10 Global Securities; Temporary Notes.

          (a) In the event that the Depository notifies the Issuer and the Co-Issuer that it is unwilling or unable to continue as Depository for a Global Security or if at any time such Depository ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depository is not appointed by the Issuer within 90 days of such notice, the Global Securities deposited with the Depository pursuant to Section 2.2 hereof shall be transferred to the beneficial owners thereof subject to the procedures and conditions set forth in this Section 2.10.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to Section 2.10(a) above shall be surrendered by the Depository to the Trustee's Corporate Trust Office together with necessary instruction for the registration and delivery of Class A-1A Notes, the Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes and Class H Notes in definitive registered form without interest coupons (each, a "Certificated Note") to the beneficial owners (or such owner's nominee) holding the ownership interests in such Global Security. Any such transfer shall be made, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Certificated Notes of the same Class and authorized denominations. Any Certificated Notes delivered in exchange for an interest in a Global Security shall, except as otherwise provided by Section 2.5(g), bear the applicable legend set forth in Exhibits A-1, A-2, B, C, D, E, F, G and H, and shall be subject to the transfer restrictions referred to in such applicable legend. The Holder of each such registered individual Global Security may transfer such Global Security by surrendering it at the Corporate Trust Office of the Trustee, or at the office of the Paying Agent or Irish Paying Agent.

          (c) Subject to the provisions of Section 2.10(b) above, the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

          (d) In the event of the occurrence of either of the events specified in Section 2.10(a) above, the Issuer and the Co-Issuer shall promptly make available to the Trustee a reasonable supply of Certificated Notes.

          Pending the preparation of Certificated Notes pursuant to this Section 2.10, the Issuer and the Co-Issuer may execute and, upon Issuer Order, the Trustee shall authenticate and deliver, temporary Class A-1A Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes or Class H Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Certificated Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Certificated Notes may determine, as conclusively evidenced by their execution of such Certificated Notes.

          If temporary Certificated Notes are issued, the Issuer and the Co-Issuer shall cause permanent Certificated Notes to be prepared without unreasonable delay. The Certificated Notes shall be printed, lithographed, typewritten or otherwise reproduced, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable notes exchange, all as determined by the Officers executing such Certificated Notes. After the preparation of Certificated Notes, the temporary Notes shall be exchangeable for Certificated Notes upon surrender of the applicable temporary Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes or Class H Notes at the office or agency maintained by the Issuer and the Co-Issuer for such purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Class A-1A Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes or Class H Notes, the Issuer and the Co-Issuer shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the same aggregate principal amount of Certificated Notes of authorized denominations. Until so exchanged, the temporary Class A-1A Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes or Class H Notes shall in all respects be entitled to the same benefits under this Indenture as Certificated Notes.

          Section 2.11 U.S. Tax Treatment of Notes and the Issuer.

          (a) Each of the Issuer and the Co-Issuer intends that, for U.S. federal income tax purposes, the Notes be treated as debt and that the Issuer be treated as a Qualified REIT Subsidiary. Each prospective purchaser and any subsequent transferee of a Note or any interest therein shall, by virtue of its purchase or other acquisition of such Note or interest therein, be deemed to have agreed to treat such Note in a manner consistent with the preceding sentence for U.S. federal income tax purposes.

          (b) The Issuer and the Co-Issuer shall account for the Notes and prepare any reports to Noteholders and tax authorities consistent with the intentions expressed in Section 2.11(a) above.

          (c) Each Holder of Notes shall timely furnish to the Issuer, the Co-Issuer or its agents any U.S. federal income tax form or certification (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner) (with
Part III marked), IRS Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms that the Issuer, the Co-Issuer or its agents may reasonably request and shall update or replace such forms or certification in accordance with its terms or its subsequent amendments.

          Section 2.12 Authenticating Agents.

          Upon the request of the Issuer and the Co-Issuer, the Trustee shall, and if the Trustee so chooses the Trustee may, pursuant to this Indenture, appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.4, 2.5, 2.6 and 8.5 hereof, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by such Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.12 shall be deemed to be the authentication of Notes by the Trustee.

          Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any

Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer and the Co-Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Issuer and the Co-Issuer. Upon receiving such notice of resignation or upon such a termination, the Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer.

          The Trustee agrees to pay to each Authenticating Agent appointed by it from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.7 hereof. The provisions of Sections 2.9, 6.4 and 6.5 hereof shall be applicable to any Authenticating Agent.

          Section 2.13 Forced Sale on Failure to Comply with Restrictions.

          (a) Notwithstanding anything to the contrary elsewhere in this Indenture, any transfer of a Note or interest therein to a U.S. Person who is determined not to have been both a QIB and a Qualified Purchaser at the time of acquisition of the Note or interest therein shall be null and void and any such proposed transfer of which the Issuer, the Co-Issuer or the Trustee shall have notice may be disregarded by the Issuer, the Co-Issuer and the Trustee for all purposes.

          (b) If the Issuer determines that any Holder of a Note has not satisfied the applicable requirement described in Section 2.13(a) above (any such person a "Non-Permitted Holder"), then the Issuer shall promptly after discovery that such Person is a Non-Permitted Holder by the Issuer, the Co-Issuer or the Trustee (and notice by the Trustee or the Co-Issuer to the Issuer, if either of them makes the discovery), send notice (or procure that notice is sent) to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within 30 days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Note or interest therein, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Note or interest therein to a purchaser selected by the Issuer that is not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or the Trustee acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Note, and selling such Note to the highest such bidder. However, the Issuer or the Trustee may select a purchaser by any other means determined by it in its sole discretion. The Holder of such Note, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Note, agrees to cooperate with the Issuer and the Trustee to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this Section 2.13(b) shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any Person having an interest in the Note sold as a result of any such sale of exercise of such discretion.


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

          Section 2.14 No Gross Up.

          The Issuer shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Notes as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.

                                    ARTICLE 3

                    CONDITIONS PRECEDENT; PLEDGED OBLIGATIONS

          Section 3.1 General Provisions.

          The Notes to be issued on the Closing Date shall be executed by the Issuer and the Co-Issuer upon compliance with Section 3.2 and shall be delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Request and upon receipt by the Trustee of the items described below:

          (a) an Officer's Certificate of the Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture, the Collateral Management Agreement, each Hedge Agreement and related documents, the execution, authentication and delivery of the Notes and specifying the Stated Maturity of each Class of Notes, the principal amount of each Class of Notes and the applicable Note Interest Rate of each Class of Notes to be authenticated and delivered, and (ii) certifying that (A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date, (C) the Directors authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon and (D) at least $52,500,000 of proceeds on account of the sale on the Closing Date of the Preferred Shares shall have been received;

          (b) an Officer's Certificate of the Co-Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture and related documents, the execution, authentication and delivery of the Notes and specifying the Stated Maturity of each Class of Notes, the principal amount of each Class of Notes and the applicable Note Interest Rate of each Class of Notes to be authenticated and delivered, and (ii) certifying that
(A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (C) the Officers authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon;

          (c) (i) either (A) certificates of the Issuer or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of the Issuer that no other authorization, approval or consent of any governmental body is required for the valid issuance of such Notes, or (B) an Opinion of Counsel of the Issuer reasonably satisfactory in form and substance to the Trustee that no such authorization, approval or consent of any governmental body is required for the valid issuance of such Notes except as may have been given; and

          (ii) either (A) certificates of the Co-Issuer or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of the Co-Issuer that no other authorization, approval or consent of any governmental body is required for the valid issuance of such Notes, or (B) an Opinion of Counsel of the Co-Issuer reasonably satisfactory in form and substance to the Trustee that no such authorization, approval or consent of any governmental body is required for the valid issuance of such Notes except as may have been given;

          (d) opinions of Cadwalader, Wickersham & Taft LLP, special U.S. counsel to the Issuer and the Co-Issuer (which opinions may be limited to the laws of the State of New York and the federal law of the United States and may assume, among other things, the correctness of the representations and warranties made or deemed made by the owners of Notes pursuant to Section 2.5(h) and (j)) dated the Closing Date in a form satisfactory to the Initial Purchaser and the Trustee;

          (e) an opinion of Maples and Calder, Cayman Islands counsel to the Issuer (which opinion shall be limited to the laws of the Cayman Islands), dated the Closing Date in a form satisfactory to the Initial Purchaser and the Trustee;

          (f) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Arbor Parent regarding its qualification and taxation as a REIT in a form satisfactory to the Initial Purchaser and the Trustee;

          (g) an Officer's Certificate, given on behalf of the Issuer and without personal liability, stating that the Issuer is not in Default under this Indenture and that the issuance of the Securities will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, the Governing Documents of the Issuer, any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for and all conditions precedent provided in the Preferred Shares Paying Agency Agreement relating to the issuance by the Issuer of the Preferred Shares have been complied with;

          (h) an Officer's Certificate stating that the Co-Issuer is not in Default under this Indenture and that the issuance of the Notes will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, the Governing Documents of the Co-Issuer, any indenture or other agreement or instrument to which the Co-Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Co-Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with; and that all expenses due or accrued with respect to the offering or relating to actions taken on or in connection with the Closing Date have been paid;

          (i) an executed counterpart of each initial Collateral Debt Securities Purchase Agreement and the Collateral Management Agreement;

          (j) an executed copy of each Hedge Agreement;

          (k) an executed counterpart of the Preferred Shares Paying Agency Agreement;

          (l) an opinion of counsel to each Hedge Counterparty dated the Closing Date, in a form satisfactory to the Initial Purchaser and the Trustee;

          (m) (i) an opinion of Cooley Godward Kronish LLP, special counsel to the Collateral Manager, the Arbor Parent and the Advancing Agent, dated the Closing Date in a form satisfactory to the Initial Purchaser and the Trustee, and (ii) an opinion of Willkie Farr & Gallagher LLP, special counsel (regarding certain Investment Company Act issues) to the Arbor Parent, dated the Closing Date in a form satisfactory to the Initial Purchaser and the Trustee;

          (n) an opinion of counsel to the Trustee dated the Closing Date in a form satisfactory to the Initial Purchaser and the Trustee;

          (o) an opinion of counsel to each Seller dated the Closing Date in a form satisfactory to the Initial Purchaser and the Trustee;

          (p) an Accountants' Report confirming the following information as of the Closing Date: (i) the information (other than the Principal Balance and the Purchase Price) with respect to each Collateral Debt Security set forth on the Schedule of Closing Date Collateral Debt Securities attached hereto as Schedule I by reference to such sources as shall be specified therein and (ii) specifying the procedures undertaken by the accountants to review data and computations relating to the foregoing;

          (q) an Officer's Certificate from the Collateral Manager (i) confirming that each Collateral Debt Security set forth on the Schedule I attached hereto meets the Eligibility Criteria and that Schedule I correctly lists the Collateral Debt Securities to be Granted to the Trustee on the Closing Date, and (ii) stating the Aggregate Principal Amount of the Collateral Debt Securities;

          (r) evidence of preparation for filing at the appropriate filing office in the District of Columbia of a financing statement, on behalf of the Issuer, relating to the perfection of the lien of this Indenture;

          (s) an Issuer Order executed by the Issuer and the Co-Issuer directing the Trustee to (i) authenticate the Notes specified therein, in the amounts set forth therein and registered in the name(s) set forth therein and (ii) deliver the authenticated Notes as directed by the Issuer and the Co-Issuer; and

          (t) such other documents as the Trustee may reasonably require.

          Section 3.2 Security for Notes.

          Prior to the issuance of the Notes on the Closing Date, the Issuer shall cause the following conditions to be satisfied:

          (a) Grant of Security Interest; Delivery of Collateral Debt Securities. The Grant pursuant to the Granting Clauses of this Indenture of all of the Issuer's right, title and interest in and to the Assets and the transfer of all Collateral Debt Securities acquired in connection therewith purchased by the Issuer on the Closing Date (as set forth in the Schedule of Closing Date Collateral Debt Securities) to the Trustee, without recourse (except as expressly provided in each applicable Collateral Debt Security Purchase Agreement), in the manner provided in Section 3.3(a) and the crediting to the Custodial Account by the Custodial Securities Intermediary of such Collateral Debt Securities shall have occurred;

          (b) Certificate of the Issuer. A certificate of an Authorized Officer of the Issuer given on behalf of the Issuer and without personal liability, dated as of the Closing Date, delivered to the Trustee, to the effect that, in the case of each Collateral Debt Security pledged to the Trustee for inclusion in the Assets on the Closing Date and immediately prior to the delivery thereof on the Closing Date:

          (i) the Issuer is the owner of such Collateral Debt Security free and clear of any liens, claims or encumbrances of any nature whatsoever except for those which are being released on the Closing Date;

          (ii) the Issuer has acquired its ownership in such Collateral Debt Security in good faith without notice of any adverse claim, except as described in paragraph (i) above;

          (iii) the Issuer has not assigned, pledged or otherwise encumbered any interest in such Collateral Debt Security (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;

          (iv) the Underlying Instrument with respect to such Collateral Debt Security does not prohibit the Issuer from Granting a security interest in and assigning and pledging such Collateral Debt Security to the Trustee;

          (v) the information set forth with respect to such Collateral Debt Security in the Schedule of Closing Date Collateral Debt Securities is correct;

          (vi) the Collateral Debt Securities included in the Assets satisfy the requirements of the definition of Eligibility Criteria and the requirements of Section 3.2(a); and

          (vii) the Grant pursuant to the Granting Clauses of this Indenture shall result in a first priority security interest in favor of the Trustee for the benefit of the Secured Parties in all of the Issuer's right, title and interest in and to the Collateral Debt Securities pledged to the Trustee for inclusion in the Assets on the Closing Date.


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

          (c) Rating Letters. The Trustee's receipt of a letter signed by each Rating Agency and confirming that (i) the Class A-1A Notes have been rated "Aaa" by Moody's and "AAA" by S&P and Fitch, (ii) the Class A-1AR Notes have been rated "Aaa" by Moody's and "AAA" by S&P and Fitch, (iii) the Class A-2 Notes have been rated "Aaa" by Moody's and "AAA" by S&P and Fitch, (iv) the Class B Notes have been rated at least "Aa2" by Moody's and "AA" by S&P and Fitch, (v) the Class C Notes have been rated at least "A1" by Moody's and "A+" by S&P and Fitch, (vi) the Class D Notes have been rated at least "A2" by Moody's and "A" by S&P and Fitch, (vii) the Class E Notes have been rated at least "A3" by Moody's and "A-" by S&P and Fitch, (viii) the Class F Notes have been rated at least "Baa1" by Moody's and "BBB+" by S&P and Fitch, (ix) the Class G Notes have been rated at least "Baa2" by Moody's and "BBB" by Fitch and (x) the Class H Notes have been rated at least "Baa3" by Moody's and "BBB-" by Fitch and that such ratings are in full force and effect on the Closing Date.

          (d) Accounts. Evidence of the establishment of the Payment Account, the Collection Account, the Unused Proceeds Account, the Interest Reserve Account, the Delayed Funding Obligations Account, the Expense Account, each Defeased Collateral Account, each Hedge Collateral Account, each Hedge Termination Account, the Preferred Shares Distribution Account and the Custodial Account.

          (e) Deposit to Expense Account. On the Closing Date, the Issuer shall deposit into the Expense Account from the gross proceeds of the offering of the Securities, $976,869.50.

          (f) Deposit to Delayed Funding Obligations Account. On the Closing Date, the Issuer or the applicable Sellers shall deposit into the Delayed Funding Obligations Account $19,236,184.85.

          (g) Deposit to Unused Proceeds Account. On the Closing Date, the Issuer shall deposit into the Unused Proceeds Account, $123,316,156.50.

          (h) Issuance of Preferred Shares. The Issuer shall have delivered to the Trustee evidence that the Preferred Shares have been, or contemporaneously with the issuance of the Notes will be, (i) issued by the Issuer and (ii) acquired in their entirety by ARMS Equity.

          Section 3.3 Transfer of Pledged Obligations.

          (a) Wells Fargo Bank, National Association is hereby appointed as Securities Intermediary (in such capacity, the "Custodial Securities Intermediary") to hold all Pledged Obligations delivered to it in physical form at its office in Minneapolis, Minnesota. Any successor to such Securities Intermediary shall be a U.S. state or national bank or trust company that is not an Affiliate of the Issuer or the Co-Issuer and has capital and surplus of at least $100,000,000. Subject to the limited right to relocate Pledged Obligations set forth in Section 7.5(b), the Custodial Securities Intermediary, as a Securities Intermediary, shall hold all Collateral Debt Securities in the Custodial Account, all Eligible Investments and other investments purchased in accordance with this Indenture in the respective Accounts in which the funds used to purchase such investments are held in accordance with Article 10 and, in respect of each Account (other than the Payment Account and the Preferred Shares Distribution Account), the Trustee shall have entered into an agreement with the Issuer and the Custodial Securities

Intermediary (the "Securities Account Control Agreement") providing, inter alia, that the establishment and maintenance of such Account will be governed by a law satisfactory to the Issuer, the Trustee and the Custodial Securities Intermediary. To the maximum extent feasible, Pledged Obligations shall be transferred to the Trustee as Security Entitlements in the manner set forth in clause (i) below. In the event that the measures set forth in clause (i) below cannot be taken as to any Pledged Obligations, such Pledged Obligation may be transferred to the Trustee in the manner set forth in clauses (ii) through (vii) below, as appropriate. The security interest of the Trustee in Pledged Obligations shall be perfected and otherwise evidenced as follows:

          (i) in the case of such Pledged Obligations consisting of Security Entitlements, by the Issuer (A) causing the Custodial Securities Intermediary, in accordance with the Securities Account Control Agreement, to indicate by book entry that a Financial Asset has been credited to the Custodial Account and (B) causing the Custodial Securities Intermediary to agree pursuant to the Securities Account Control Agreement that it will comply with Entitlement Orders originated by the Trustee with respect to each such Security Entitlement without further consent by the Issuer;

          (ii) in the case of Pledged Obligations that are "uncertificated securities" (as such term is defined in the UCC), to the extent that any such uncertificated securities do not constitute Financial Assets forming the basis of Security Entitlements by the Trustee pursuant to clause (i) (the "Uncertificated Securities"), by the Issuer (A) causing the issuer(s) of such Uncertificated Securities to register on their respective books the Trustee as the registered owner thereof upon original issue or transfer thereof or (B) causing another Person, other than a Securities Intermediary, either to become the registered owner of such Uncertificated Securities on behalf of the Trustee, or such Person having previously become the registered owner, to acknowledge that it holds such Uncertificated Securities for the Trustee;

          (iii) in the case of Pledged Obligations consisting of Certificated Securities in registered form to the extent that any such Certificated Securities do not constitute Financial Assets forming the basis of Security Entitlements acquired by the Trustee pursuant to clause (i) (the "Registered Securities"), by the Issuer (A) causing (1) the Trustee to obtain possession of such Registered Securities in the State of Minnesota or (2) another Person, other than a Securities Intermediary, either to acquire possession of such Registered Securities on behalf of the Trustee, or having previously acquired such Registered Securities, in either case, in the State of Minnesota, to acknowledge that it holds such Registered Securities for the Trustee and (B) causing (1) the endorsement of such Registered Securities to the Trustee by an effective endorsement or (2) the registration of such Registered Securities in the name of the Trustee by the issuer thereof upon its original issue or registration of transfer;

          (iv) in the case of Pledged Obligations consisting of Certificated Securities in bearer form, to the extent that any such Certificated Securities do not constitute Financial Assets forming the basis of Security Entitlements acquired by the Trustee pursuant to clause (i) (the "Bearer Securities"), by the Issuer causing (A) the Trustee to obtain possession of such Bearer Securities in the State of Minnesota or (B) another Person, other than a Securities Intermediary, either to acquire possession of such Bearer

     Securities on behalf of the Trustee or, having previously acquired possession of such Bearer Securities, in either case, in the State of Minnesota, to acknowledge that it holds such Bearer Securities for the Trustee;

          (v) in the case of Pledged Obligations that consist of Money or Instruments (the "Minnesota Collateral"), to the extent that any such Minnesota Collateral does not constitute a Financial Asset forming the basis of a Security Entitlement acquired by the Trustee pursuant to clause
     (i), by the Issuer causing (A) the Trustee to acquire possession of such Minnesota Collateral in the State of Minnesota or (B) another Person (other than the Issuer or a Person controlling, controlled by, or under common control with, the Issuer) (1) to (x) take possession of such Minnesota Collateral in the State of Minnesota and (y) authenticate a record acknowledging that it holds such possession for the benefit of the Trustee or (2) to (x) authenticate a record acknowledging that it will hold possession of such Minnesota Collateral for the benefit of the Trustee and
     (y) take possession of such Minnesota Collateral in the State of Minnesota;

          (vi) in the case of Pledged Obligations that consist of UCC Accounts or General Intangibles ("Accounts Receivable"), by the Issuer (A) notifying, or causing the notification of, the account debtors (as such term is defined in Section 9-102(a) of the UCC) for such Accounts Receivable of the security interest of the Trustee in such Accounts Receivable and causing the Securities Intermediary to credit such Accounts Receivable to the Custodial Account and to treat such Accounts Receivable as Financial Assets within the meaning of Article 8 of the UCC and (B) to the extent that doing so would be effective to perfect a security interest in such Accounts Receivable under the UCC as in effect at the time of transfer of such Accounts Receivable to the Trustee hereunder, filing or causing the filing of a UCC financing statement that encompasses such Accounts Receivable with the Recorder of Deeds of the District of Columbia and such other offices as applicable; and

          (vii) to the maximum extent reasonably possible, in the case of any Loans, Preferred Equity Securities or Participations that are not evidenced by Instruments, Certificated Securities or Uncertificated Securities, by the Issuer (A) taking all steps necessary (including obtaining any necessary consents to the transfer of such Loan, Participation or Preferred Equity Security, as applicable) to make the Custodial Securities Intermediary the registered owner thereof, (B) causing the Custodial Securities Intermediary to credit such Loans, Participations or Preferred Equity Securities, as applicable, to the Custodial Account and to treat such Loans, Participations or Preferred Equity Securities, as applicable, as Financial Assets within the meaning of Article 8 of the UCC and (C) to the extent that doing so would be effective to perfect a security interest in such Loans, Participations or Preferred Equity Securities, as applicable, under the UCC as in effect at the time of transfer of such Loans, Participations or Preferred Equity Securities to the Trustee hereunder, filing or causing the filing of a UCC financing statement that encompasses such Loans, Participations or Preferred Equity Securities, as applicable, with the Recorder of Deeds of the District of Columbia and such other offices as applicable.

          (b) The Issuer hereby authorizes the filing of UCC financing statements describing as the collateral covered thereby "all of the debtor's personal property and assets," or words to that effect, notwithstanding that such wording may be broader in scope than the Assets described in this Indenture.

          (c) Without limiting the foregoing, the Issuer and the Trustee on behalf of the Bank agree, and the Bank shall cause the Custodial Securities Intermediary, to take such different or additional action as the Trustee may reasonably request in order to maintain the perfection and priority of the security interest of the Trustee in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and Treasury Regulations governing transfers of interests in Government Items (it being understood that the Trustee shall be entitled to rely upon an Opinion of Counsel, including an Opinion of Counsel delivered in accordance with Section 3.1(d), as to the need to file any financing statements or continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).

          (d) Without limiting any of the foregoing,

          (i) in connection with each Grant of a Collateral Debt Security hereunder, the Issuer shall deliver (or cause to be delivered by the applicable Seller) to the Custodial Securities Intermediary (A) the original of any note (or a copy of such note together with a lost note affidavit and indemnity), certificate or other instrument constituting or evidencing such Collateral Debt Security and any other Underlying Instrument related to such Collateral Debt Security, the delivery of which is necessary in order to perfect the security interest of the Trustee in such Collateral Debt Security granted pursuant to this Indenture, (B) copies of the other Underlying Instruments then in possession of the Issuer and (C) any other agreements, documents, certificates or instruments not specifically covered in the foregoing subclauses (A) and (B) of this clause
     (i) to the extent such other agreements, documents, certificates or instruments are required to be delivered to the Issuer pursuant to the related Collateral Debt Securities Purchase Agreement;

          (ii) from time to time upon the request of the Trustee, Collateral Manager or Servicer, the Issuer shall deliver (or cause to be delivered) to the Custodial Securities Intermediary any Underlying Instrument in the possession of the Issuer and not previously delivered hereunder (including originals of Underlying Instruments not previously required to be delivered as originals) and as to which the Trustee, Collateral Manager or Servicer, as applicable, shall have reasonably determined to be necessary or appropriate for the administration of such Collateral Debt Security hereunder or under the Collateral Management Agreement or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture;

          (iii) in connection with any delivery of documents to the Custodial Securities Intermediary pursuant to clauses (i) and (ii) above, the Trustee shall deliver to the Collateral Manager and the Servicer, on behalf of the Issuer, a Trust Receipt in the form of Exhibit M acknowledging the receipt of such documents by the Custodial Securities Intermediary and that it is holding such documents subject to the terms of this Indenture;

          (iv) from time to time upon request of the Collateral Manager or the Servicer, the Custodial Securities Intermediary shall, upon delivery by the Collateral Manager or the Servicer of a duly completed Request for Release in the form of Exhibit N hereto, release to the Collateral Manager or the Servicer such of the Underlying Instruments then in its custody as the Collateral Manager or the Servicer reasonably so requests. By submission of any such Request for Release, the Collateral Manager or the Servicer, as applicable, shall be deemed to have represented and warranted that it has determined in accordance with the Collateral Manager Servicing Standard or the Servicing Standard set forth in the Servicing Agreement, as the case may be, that the requested release is necessary for the administration of such Collateral Debt Security hereunder or under the Collateral Management Agreement or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture. The Collateral Manager or the Servicer shall return to the Custodial Securities Intermediary each Underlying Instrument released from custody pursuant to this clause (iv) within 20 Business Days of receipt thereof (except such Underlying Instruments as are released in connection with a sale, exchange or other disposition, in each case only as permitted under this Indenture, of the related Collateral Debt Security that is consummated within such 20-day period). Notwithstanding the foregoing provisions of this clause
     (iv), (A) any note, certificate or other instrument evidencing a Pledged Collateral Debt Security shall be released only for the purpose of (1) a sale, exchange or other disposition of such Pledged Collateral Debt Security that is permitted in accordance with the terms of this Indenture,
     (2) presentation, collection, renewal or registration of transfer of such Collateral Debt Security or (3) in the case of any note, in connection with a payment in full of all amounts owing under such note, and (B) the Custodial Securities Intermediary may refuse to honor any Request for Release following the occurrence of an Event of Default under this Indenture; and

          (v) to the extent the Collateral Manager deems necessary or advisable in accordance with the Collateral Manager Servicing Standard, the Issuer may, at the direction of the Collateral Manager (but only upon disclosure to, and with the prior consent of, the Advisory Committee), assign its right to purchase under a "buy/sell" arrangement in respect of a Collateral Debt Security to the Holder of the Preferred Shares or any Affiliate thereof.

          (e) As of the Closing Date (with respect to the Assets owned or existing as of the Closing Date) and each date on which an Asset is acquired (only with respect to each Asset so acquired or arising after the Closing Date), the Issuer represents and warrants as follows:

          (i) this Indenture creates a valid and continuing security interest (as defined in the UCC) in the Assets in favor of the Trustee for the benefit of the Secured Parties, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

          (ii) the Issuer owns and has good and marketable title to such Assets free and clear of any lien, claim or encumbrance of any Person;

          (iii) in the case of each Asset, the Issuer has acquired its ownership in such Asset in good faith without notice of any adverse claim as defined in Section 8-102(a)(1) of the UCC as in effect on the date hereof;

          (iv) other than the security interest granted to the Trustee for the benefit of the Secured Parties pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Assets;

          (v) the Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Assets other than any financing statement (x) relating to the security interest granted to the Trustee for the benefit of the Secured Parties hereunder or (y) that has been terminated; the Issuer is not aware of any judgment lien, Pension Benefit Guarantee Corporation lien or tax lien filings against the Issuer;

          (vi) the Issuer has received all consents and approvals required by the terms of each Asset and the Underlying Instruments to grant to the Trustee its interest and rights in such Asset hereunder;

          (vii) the Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Assets granted to the Trustee for the benefit of the Secured Parties hereunder;

          (viii) each Asset is an Instrument, a General Intangible, a Certificated Security or an Uncertificated Security, or has been or will have been credited to a Securities Account;

          (ix) the Custodial Securities Intermediary has agreed to treat all assets credited to the Securities Account as Financial Assets;

          (x) the Issuer has delivered a fully executed Securities Account Control Agreement pursuant to which the Custodial Securities Intermediary has agreed to comply with all instructions originated by the Trustee relating to the Custodial Account without further consent of the Issuer; the Custodial Account is not in the name of any person other than the Issuer or the Trustee; the Issuer has not consented to the Securities Intermediary of the Custodial Account to comply with Entitlement Orders of any person other than the Trustee;

          (xi) (A) all original executed copies of each promissory note or other writings that constitute or evidence any pledged obligation that constitutes an Instrument have been delivered to the Custodial Securities Intermediary for the benefit of the Trustee, (B) the Issuer has received a written acknowledgement from the Custodial Securities Intermediary that the Custodial Securities Intermediary is acting solely as agent of the Trustee and (C) none of the promissory notes or other writings that constitute or evidence such collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed by the Issuer to any Person other than the Trustee;

          (xii) (A) the Collection Accounts, the Unused Proceeds Account, the Interest Reserve Account, the Delayed Funding Obligations Account, each Defeased Collateral Account, each Hedge Termination Account, each Hedge Collateral Account, the Expense Account and the Payment Account (collectively, the "Deposit Accounts") constitute "deposit accounts" within the meaning of the UCC, (B) the Issuer has taken all steps necessary to cause the Trustee to become the customer and account holder of the Deposit Accounts, (C) other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Deposit Accounts, and (D) the Deposit Accounts are not in the name of any person other than the Issuer or the Trustee. The Issuer has not consented to the bank maintaining the Deposit Accounts to comply with the instructions of any person other than the Trustee; and

          (xiii) the Issuer has established procedures such that any Eligible Investments purchased with funds withdrawn from the Deposit Accounts will be (i) credited to a Securities Account over which the Trustee will have a first priority perfected security interest, (ii) purchased in the name of the Trustee, or (iii) held in another manner sufficient to establish the Trustee's first priority perfected security interest over such Eligible Investments.

          (f) The Trustee shall only invest in Eligible Investments which the applicable Custodial Securities Intermediary agrees to credit to the applicable account. To the extent any Eligible Investment shall not be delivered to the Trustee by causing the Custodial Securities Intermediary to create a Security Entitlement in the Securities Account in favor of the Trustee, the Issuer shall deliver an Opinion of Counsel to the Trustee to the effect that any other delivery will effect a first priority security interest in favor of the Trustee in such Eligible Instrument.

                                    ARTICLE 4

                           SATISFACTION AND DISCHARGE

          Section 4.1 Satisfaction and Discharge of Indenture.

          This Indenture shall be discharged and shall cease to be of further effect with respect to the Assets securing the Notes and the Issuer's obligations under each Hedge Agreement except as to (i) the rights of registration of transfer and exchange, (ii) the substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) the rights of Noteholders to receive payments of principal thereof and interest thereon, and in the case of the Class A-1AR Commitments, the Class A-1AR Commitment Fee thereon, as provided herein, (iv) the rights, obligations and immunities of the Trustee on behalf of the Noteholders hereunder and (v) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Trustee on their behalf and payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (a) either:


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

          (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.6 and (B) Notes for which payment Money has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Trustee for cancellation; or

          (ii) all Notes not theretofore delivered to the Trustee for cancellation (A) have become due and payable, or (B) will become due and payable at their Stated Maturity within one year, or (C) are to be called for redemption pursuant to Section 9.1 or Section 9.2 under an arrangement satisfactory to the Trustee for the giving of notice of redemption by the Issuer and the Co-Issuer pursuant to Section 9.4 and the Issuer or the Co-Issuer, in the case of clauses (A), (B) or (C) of this Section 4.1(a)(ii), has irrevocably deposited or caused to be deposited with the Trustee, in trust for such purpose, Cash or non-callable direct obligations of the United States of America; provided that the obligations are entitled to the full faith and credit of the United States of America or are debt obligations which are rated "Aaa" by Moody's, "AAA" by Fitch and "AAA" by S&P in an amount sufficient, as verified by a firm of certified public accountants which are nationally recognized, to pay and discharge the entire indebtedness (including, in the case of a redemption pursuant to Section 9.1 or Section 9.2, the Redemption Price) on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the Stated Maturity or the Redemption Date, as the case may be (and in each case in respect of the Notes, subject to the Priority of Payments); provided, further, that any such deposit of funds with the Trustee in satisfaction of this Indenture shall be subject to the Rating Agency Condition and, so long as MBIA is deemed to be the Controlling Class hereunder, the consent of MBIA; provided, however, this
     Section 4.1(a)(ii) shall not apply if an election to act in accordance with the provisions of Section 5.5(a) shall have been made and is not rescinded;

          (b) (i) the Issuer has paid or caused to be paid or provided for (to the satisfaction of the Person entitled thereto) all other sums payable hereunder and under the Collateral Management Agreement, the Servicing Agreement, the Preferred Shares Paying Agency Agreement and the Company Administration Agreement, and (ii) all Hedge Agreements then in effect have been terminated and Issuer has paid all amounts, including payments due and payable in connection with such termination and has paid all other outstanding amounts, including any outstanding payments due and payable for any previously terminated Hedge Agreement.

          (c) Each of the Issuer and the Co-Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Co-Issuer, the Trustee, and, if applicable, the Noteholders, as the case may be, under Sections 2.7, 4.2, 5.4(d), 5.9, 5.18, 6.7, 7.3 and 14.12 hereof shall survive.


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

          Section 4.2 Application of Trust Money.

          All Monies deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture to the payment of the principal and interest, either directly or through the Paying Agent, as the Trustee may determine, and in the case of the Class A-1AR Notes, to the payment of the Class A-1AR Commitment Fee to the Person entitled thereto for whose payment such Money has been deposited with the Trustee; but such Money need not be segregated from other funds except to the extent required herein or when commingling of funds is prohibited by law.

          Section 4.3 Repayment of Monies Held by Paying Agent.

          In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all Monies then held by the Paying Agent other than the Trustee under the provisions of this Indenture shall, upon demand of the Issuer and the Co-Issuer, be paid to the Trustee to be held and applied pursuant to Section 7.3 hereof and, in the case of Monies payable on the Notes, in accordance with the Priority of Payments and thereupon such Paying Agent shall be released from all further liability with respect to such Monies.

                                    ARTICLE 5

                                    REMEDIES

          Section 5.1 Events of Default.

          "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) (1) a default in the payment of any interest on any Note when the same becomes due and payable (provided that (a) if any Class A Notes or Class B Notes are Outstanding, solely for the purposes of this Section 5.1(a), no interest shall be "due and payable" on any Class C Notes, Class D Notes, Class E Notes, Class F Notes, Class G Notes or Class H Notes, (b) if any Class C Notes are Outstanding, solely for the purposes of this Section 5.1(a), no interest shall be "due and payable" on any Class D Notes, Class E Notes, Class F Notes, Class G Notes or Class H Notes, (c) if any Class D Notes are Outstanding, solely for the purposes of this Section 5.1(a), no interest shall be "due and payable" on any Class E Notes, Class F Notes, Class G Notes or Class H Notes, (d) if any Class E Notes are Outstanding, solely for the purposes of this Section 5.1(a), no interest shall be "due and payable" on any Class F Notes, Class G Notes or Class H Notes, (e) if any Class F Notes are Outstanding, solely for the purposes of this Section 5.1(a), no interest shall be "due and payable" on any Class G Notes or Class H Notes and (f) if any Class G Notes are Outstanding, solely for the purposes of this Section 5.1(a), no interest shall be "due and payable" on any Class H Notes), or (2) a default in a payment of the Class A-1AR Commitment Fee, in each case, which default continues for a period of three Business Days or, in the case of a default in payment due to an administrative error or omission by the Trustee or Paying Agent, which default continues for seven (7) Business Days;

          (b) a default in the payment of principal (or the related Redemption Price, if applicable) of any Class A-1 Note when the same becomes due and payable, at its Stated Maturity or any Redemption Date, or if there are no Class A-1 Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class A-2 Note when the same becomes due and payable, at its Stated Maturity or any Redemption Date, or if there are no Class A-2 Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class B Note when the same becomes due and payable at its Stated Maturity or any Redemption Date, or if there are no Class B Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class C Note (plus any Class C Capitalized Interest) when the same becomes due and payable at its Stated Maturity or any Redemption Date, or if there are no Class C Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class D Note (plus any Class D Capitalized Interest) when the same becomes due and payable at its Stated Maturity or any Redemption Date, or if there are no Class D Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class E Note (plus any Class E Capitalized Interest) when the same becomes due and payable at its Stated Maturity or any Redemption Date, or if there are no Class E Notes Outstanding, a default in the payment


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of principal (or the related Redemption Price, if applicable) of any Class F
Note (plus any Class F Capitalized Interest) when the same becomes due and payable at its Stated Maturity or any Redemption Date, or if there are no Class F Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class G Note (plus any Class G Capitalized Interest) when the same becomes due and payable at its Stated Maturity or any Redemption Date, or if there are no Class G Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class H Note (plus any Class H Capitalized Interest) when the same becomes due and payable at its Stated Maturity or any Redemption Date; provided that in the case of any default in payment described in this Section 5.1(b) that is due to any administrative error or omission by the Trustee or the Paying Agent, such default shall be an Event of Default only if such default continues for seven (7) Business Days;

          (c) the failure on any Payment Date to disburse amounts available in the Payment Account in accordance with the Priority of Payments set forth under
Section 11.1(a) (other than (i) a default in payment described in clause (a) or (b) above and (ii) unless the holders of the Preferred Shares object, a failure to disburse any amounts to the Preferred Shares Paying Agent for distribution to the holders of the Preferred Shares), which failure continues for a period of three Business Days or, in the case of a failure to disburse such amounts due to an administrative error or omission by the Trustee or Paying Agent, which failure continues for seven (7) Business Days;

          (d) either the Issuer, the Co-Issuer or the pool of Assets becomes an investment company required to be registered under the Investment Company Act;

          (e) a default in the performance, or breach, of any other covenant or other agreement (other than the covenant to meet or improve the Collateral Quality Tests or the Coverage Tests) of the Issuer or the Co-Issuer hereunder or any representation or warranty of the Issuer or the Co-Issuer hereunder or in any certificate or other writing delivered pursuant hereto or in connection herewith proves to be incorrect in any material respect when made, and the continuation of such default or breach for a period of 30 days (or, if such default, breach or failure has an adverse effect on the validity, perfection or priority of the security interest granted hereunder, 15 days) after either the Issuer, the Co-Issuer or the Collateral Manager has actual knowledge thereof or after notice thereof to the Issuer, the Co-Issuer and the Collateral Manager by the Trustee or to the Issuer, the Co-Issuer, the Collateral Manager and the Trustee by Holders of at least 25% of the Aggregate Outstanding Amount of the Controlling Class (which shall be deemed to be MBIA so long as it is the Controlling Class hereunder); provided that a default in the performance by the Issuer of the obligations imposed on it by this Indenture in connection with the entry into a replacement Hedge Agreement upon the early termination of a Hedge Agreement shall not be an Event of Default if the Rating Agency Condition has been satisfied;

          (f) the entry of a decree or order by a court having competent jurisdiction adjudging the Issuer or the Co-Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Co-Issuer under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands or any other applicable law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar


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official) of the Issuer or the Co-Issuer or of any substantial part of its property, respectively, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

          (g) the institution by the Issuer or the Co-Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands or any other similar applicable law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or the Co-Issuer or of any substantial part of its property, respectively, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action;

          (h) one or more final judgments being rendered against the Issuer or the Co-Issuer which exceed, in the aggregate, $1,000,000 (or such lesser amount as any Rating Agency may specify) and which remain unstayed, undischarged and unsatisfied for 30 days after such judgment(s) becomes nonappealable, unless adequate funds have been reserved or set aside for the payment thereof, and unless (except as otherwise specified in writing by each Rating Agency) the Rating Agency Condition shall have been satisfied and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents;

          (i) the Issuer loses its status as a Qualified REIT Subsidiary, unless
(A) within 90 days, the Issuer either (1) delivers an opinion of tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that, notwithstanding the Issuer's loss of Qualified REIT Subsidiary status, the Issuer is not, and has not been, an association (or publicly traded partnership) taxable as a corporation, or is not, and has not been, otherwise subject to U.S. federal income tax on a net basis and the Noteholders are not otherwise materially adversely affected by the loss of Qualified REIT Subsidiary status or (2) receives an amount from the Preferred Shareholders sufficient to discharge in full the amounts then due and unpaid on the Notes and amounts and expenses described in clauses (1) through (5), (25),
(26), (27) and (28) under Section 11.1(a)(i) in accordance with the Priority of Payments or (B) all Classes of the Notes are subject to a Tax Redemption announced by the Issuer in compliance with this Indenture, and such redemption has not been rescinded; or

          (j) so long as MBIA is deemed to be the Controlling Class hereunder, the Class A/B Par Value Ratio is less than 100% on any Measurement Date.

          Upon becoming aware of the occurrence of an Event of Default, the Issuer, shall promptly notify (or shall procure the prompt notification of) the Trustee, the Collateral Manager, the Class A-1AR Note Agent, the Noteholders, the Preferred Shares Paying Agent, the Preferred Shareholders, each Rating Agency, each Hedge Counterparty, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA and, for so long as any Notes are listed on the Irish Stock Exchange, the Irish Paying Agent in writing. If the Collateral Manager has actual knowledge of the occurrence of an Event of Default, the Collateral Manager shall promptly notify, in writing,


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the Trustee, the Class A-1AR Note Agent, the Noteholders, each Rating Agency and each Hedge Counterparty of the occurrence of such Event of Default.

          Section 5.2 Acceleration of Maturity; Rescission and Annulment.

          (a) If an Event of Default shall occur and be continuing (other than the Events of Default specified in Section 5.1(f) or 5.1(g)), the Trustee may (and shall at the direction of (x) in the case of an Event of Default specified in Section 5.1(a), 5.1(b) or 5.1(j), so long as MBIA is deemed to be the Controlling Class hereunder, MBIA or (y) in any other case, a Majority, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes owned by the Collateral Manager or any of its Affiliates or by any accounts managed by them), declare the principal of and accrued and unpaid interest on all the Notes to be immediately due and payable (and any such acceleration shall automatically terminate the Reinvestment Period). If an Event of Default described in Section 5.1(f) or 5.1(g) above occurs, such an acceleration shall occur automatically and without any further action and any such acceleration shall automatically terminate the Reinvestment Period. If the Notes are accelerated, payments shall be made in the order and priority set forth in Section 11.1(a) hereof. If an Event of Default shall occur and be continuing, no Class A-1AR Draw may be made except with respect to Class A-1AR Draws to be applied to fund Delayed Funding Amounts related to Delayed Draw Term Loans; provided, however, that if an Event of Default specified in Section 5.1(f) or 5.1(g) occurs, the undrawn Class A-1AR Commitments shall terminate automatically without need for further action. The Trustee will provide notice of any such default to the Class A-1AR Note Agent. If the Notes are accelerated (whether such acceleration is automatic or otherwise), the Issuer (or the Collateral Manager on its behalf) shall take the actions described in Section 18.1(c) herein. Immediately following such draw, the Class A-1AR Commitments shall terminate.

          (b) At any time after such a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter provided in this
Article 5, a Majority of each Class of Notes (voting as a separate Class), other than with respect to an Event of Default specified in Section 5.1(d), 5.1(e), 5.1(h), 5.1(i) or 5.1(j), which may be rescinded only by MBIA so long as MBIA is deemed to be the Controlling Class hereunder, by written notice to the Issuer, the Co-Issuer, the Trustee and each Hedge Counterparty, may rescind and annul such declaration and its consequences if:

          (i) the Issuer or the Co-Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                    (A) all unpaid installments of interest on and principal of the Notes, and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee, that would be due and payable hereunder if the Event of Default giving rise to such acceleration had not occurred;

                    (B) to the extent that payment of such interest is lawful, interest on the Class C Capitalized Interest at the Class C Rate, interest on the Class D Capitalized Interest at the Class D Rate, interest on the Class E


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               Capitalized Interest at the Class E Rate, interest on the Class F
               Capitalized Interest at the Class F Rate, interest on the Class G Capitalized Interest at the Class G Rate and interest on the Class H Capitalized Interest at the Class H Rate;

                    (C) all unpaid taxes of the Issuer and the Co-Issuer,
               Company Administrative Expenses and other sums paid or advanced by or otherwise due and payable to the Trustee hereunder;

                    (D) with respect to each Hedge Agreement, any amount then
               due and payable thereunder;

                    (E) with respect to the Advancing Agent and the Backup
               Advancing Agent, any amount due and payable for unreimbursed Interest Advances and Reimbursement Interest;

                    (F) with respect to the Collateral Manager, any amount due and payable for unreimbursed Cure Advances; and

                    (G) with respect to the Collateral Management Agreement, any
               Senior Collateral Management Fee then due and any Company Administrative Expense due and payable to the Collateral Manager thereunder;

          (ii) the Hedge Agreements in effect immediately prior to the declaration of such acceleration shall remain in effect or, if such Hedge Agreements shall have become subject to early termination after the declaration of such acceleration, the Issuer shall have entered into a replacement Hedge Agreement for the terminated Hedge Agreement in accordance with Section 16.1; and

          (iii) the Trustee has determined that all Events of Default of which it has actual knowledge, other than the non-payment of the interest and principal on the Notes that have become due solely by such acceleration, have been cured and a Majority of the Controlling Class, by written notice to the Trustee and each Hedge Counterparty has agreed with such determination (which agreement shall not be unreasonably withheld or delayed) or waived as provided in Section 5.14.

          At any such time that the Trustee, subject to Section 5.2(b), shall rescind and annul such declaration and its consequences as permitted hereinabove, the Trustee shall preserve the Assets in accordance with the provisions of Section 5.5 with respect to the Event of Default that gave rise to such declaration; provided, however, that if such preservation of the Assets is rescinded pursuant to Section 5.5, the Notes may be accelerated pursuant to the first paragraph of this Section 5.2, notwithstanding any previous rescission and annulment of a declaration of acceleration pursuant to this paragraph.

          No such rescission shall affect any subsequent Default or impair any right consequent thereon. In addition, no such rescission shall affect any Hedge Agreement if it has been terminated in accordance with its terms.


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          (c) Subject to Sections 5.4 and 5.5, a Majority of the Controlling
Class shall have the right to direct the Trustee in the conduct of any Proceedings for any remedy available to the Trustee or in the sale of any or all of the Assets; provided that (i) such direction will not conflict with any rule of law or this Indenture; (ii) the Trustee may take any other action not inconsistent with such direction; (iii) the Trustee determines that such action will not involve it in liability (unless the Trustee has received satisfactory indemnity or reasonable security against any such liability); and (iv) any direction to undertake a sale of the Assets may be made only as described in
Section 5.17. Notwithstanding the foregoing, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA in all cases shall have the right to direct the Trustee in the conduct of any proceedings or in the sale of any or all of the Assets following an Event of Default specified in Section 5.1(j) or a default with respect to the payment of principal of or interest on the Class A Notes, which default also constitutes an Event of Default specified in Section 5.1(a) or 5.1(b), and a subsequent acceleration of the Notes but only if (i) such direction will not conflict with any rule of law or this Indenture (including the limitations described in Section 5.5 but excluding any requirement requiring sufficient proceeds to pay in full the amounts then due and unpaid on any of the Notes) and (ii) the Trustee determines that such action will not involve it in liability (unless the Trustee has received satisfactory indemnity or reasonable security against any such liability or expense). The Trustee shall provide written notice of the receipt of such direction to each Hedge Counterparty promptly after receipt thereof.

          (d) As security for the payment by the Issuer of the compensation and expenses of the Trustee and any sums the Trustee may be entitled to receive as indemnification by the Issuer, the Issuer hereby grants the Trustee a lien on the Assets, which lien is senior to the lien of the Noteholders. The Trustee's lien shall be subject to the Priority of Payments and exercisable by the Trustee only if the Notes have been declared due and payable following an Event of Default and such acceleration has not been rescinded or annulled.

          (e) A Majority of the Controlling Class, may, prior to the time a judgment or decree for the payment of money due has been obtained by the Trustee, waive any past Default on behalf of the holders of all the Notes and its consequences in accordance with Section 5.14.

          (f) In determining whether the holders of the requisite percentage of Notes have given any direction, notice or consent hereunder, (i) Notes owned by the Issuer, the Co-Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding and (ii) in relation to (x) any amendment or other modification of, or assignment or termination of, any of the express rights or obligations of the Collateral Manager under the Collateral Management Agreement or this Indenture (including the exercise of any rights to remove the Collateral Manager or terminate the Collateral Management Agreement or approve or object to a replacement for the Collateral Manager except as specifically provided in the Collateral Management Agreement with respect to the termination of the Collateral Manager without cause and with respect to the replacement of the Collateral Manager in instances where the Collateral Manager has not been terminated for cause or where such replacement is not an Affiliate of the Collateral Manager) and (y) the exercise by the Noteholders of their right, in connection with certain Events of Default, to accelerate amounts due under the Notes, Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them, shall be disregarded and deemed not to be Outstanding. The Collateral Manager and its Affiliates shall


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be entitled to vote Notes held by them, and by accounts managed by them, with respect to all other matters other than those described in clause (ii).

          Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

The Issuer covenants that if a Default shall occur in respect of the payment of any interest on any Class A Note, or in the case of the Class A-1AR Notes, any Class A-1AR Commitment Fee, the payment of principal on any Class A Note (but only after interest with respect to the Class A Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class B Note (but only after interest with respect to the Class A Notes and the Class A-1AR Commitment Fee and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class B Note (but only after interest and principal with respect to the Class A Notes, the Class A-1AR Commitment Fee and interest with respect to the Class B Notes and any amounts payable pursuant to
Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class C Note (but only after interest with respect to the Class A Notes, the Class A-1AR Commitment Fee and the Class B Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class C Note (but only after interest and principal with respect to the Class A Notes, the Class A-1AR Commitment Fee and the Class B Notes and interest with respect to the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class D Note (but only after interest with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes and the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class D Note (but only after interest and principal with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes and the Class C Notes and interest with respect to the Class D Notes and any amounts payable pursuant to
Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class E Note (but only after interest with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes and the Class D Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class E Note (but only after interest and principal with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes and the Class D Notes and interest with respect to the Class E Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class F Note (but only after interest with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class F Note (but only after interest and principal with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and interest with respect to the Class F Notes and any amounts payable pursuant to
Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class G Note (but only after interest with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class G Note (but only after interest and principal with respect to the Class A


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Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the
Class D Notes, the Class E Notes and the Class F Notes and interest with respect to the Class G Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class
H Note (but only after interest with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full) or the payment of principal on any Class H Note (but only after interest and principal with respect to the Class A Notes, the Class A-1AR Commitment Fee, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes and interest with respect to the Class H Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the Issuer and Co-Issuer shall, upon demand of the Trustee or any affected Noteholder, pay to the Trustee, for the benefit of the Holder of such Note, the whole amount, if any, then due and payable on such Note for principal and interest or other payment with interest on the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and such Noteholder and their respective agents and counsel.

          If the Issuer or the Co-Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer and the Co-Issuer or any other obligor upon the Notes and collect the Monies adjudged or decreed to be payable in the manner provided by law out of the Assets.

          If an Event of Default occurs and is continuing, the Trustee shall proceed to protect and enforce its rights and the rights of the Noteholders by such Proceedings (x) as directed by a Majority of the Controlling Class or (y) in the absence of direction by a Majority of the Controlling Class, as deemed most effectual by the Trustee. Such Proceedings shall be used for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

          In the case where (x) there shall be pending Proceedings relative to the Issuer or the Co-Issuer under the Bankruptcy Code, any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands, or any other applicable bankruptcy, insolvency or other similar law,
(y) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or the Co-Issuer, or their respective property, or (z) there shall be any other comparable Proceedings relative to the Issuer or the Co-Issuer, or the creditors or property of the Issuer or the Co-Issuer, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration, or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this
Section 5.3, the Trustee shall be entitled and empowered, by intervention in such Proceedings or otherwise:


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          (a) to file and prove a claim or claims for the whole amount of principal and interest and the Class A-1AR Commitment Fee owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any Proceedings relative to the Issuer, the Co-Issuer or other obligor upon the Notes or to the creditors or property of the Issuer, the Co-Issuer or such other obligor;

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a Person performing similar functions in comparable Proceedings; and

          (c) to collect and receive any Monies or other property payable to or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its own negligence, willful misconduct or bad faith.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, vote for, accept or adopt, on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, shall be applied as set forth in Section 5.7.

          In any Proceedings brought by the Trustee on behalf of the Noteholders, the Trustee shall be held to represent all the Holders of the Notes.

          Notwithstanding anything in this Section 5.3 to the contrary, the Trustee may not sell or liquidate the Assets or institute Proceedings in furtherance thereof pursuant to this Section 5.3 unless the conditions specified in Section 5.5(a) are met.


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

          Section 5.4 Remedies.

          (a) If an Event of Default has occurred and is continuing, and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer and the Co-Issuer agree that the Trustee may, after notice to the Noteholders and each Hedge Counterparty, and shall, upon direction by a Majority of the Controlling Class, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:

          (i) institute Proceedings for the collection of all amounts then payable on the Notes or otherwise payable under this Indenture (whether by declaration or otherwise), enforce any judgment obtained and collect from the Assets any Monies adjudged due;

          (ii) sell all or a portion of the Assets or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.17 hereof;

          (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Assets;

          (iv) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Secured Parties hereunder; and

          (v) exercise any other rights and remedies that may be available at law or in equity;

provided, however, that the Trustee may not sell or liquidate the Assets or institute Proceedings in furtherance thereof pursuant to this Section 5.4 unless either of the conditions specified in Section 5.5(a) is met.

          The Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking firm of national reputation with demonstrated capabilities in structuring and distributing notes or certificates similar to the Notes as to the feasibility of any action proposed to be taken in accordance with this Section 5.4 and as to the sufficiency of the proceeds and other amounts receivable with respect to the Assets to make the required payments of principal of and interest on the Notes and other amounts payable hereunder, which opinion shall be conclusive evidence as to such feasibility or sufficiency.

          (b) If an Event of Default as described in Section 5.1(e) hereof shall have occurred and be continuing, the Trustee may, and at the request of the Holders of not less than 25% of the Aggregate Outstanding Amount of the Controlling Class (which shall be deemed to be MBIA so long as it is the Controlling Class hereunder) shall, institute a Proceeding solely to compel performance of the covenant or agreement or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section, and enforce any equitable decree or order arising from such Proceeding.


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

          (c) Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, any Noteholder, Preferred Shareholder or the Collateral Manager or any of its Affiliates may bid for and purchase the Assets or any part thereof and, upon compliance with the terms of Sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability; and any purchaser at any such Sale may, in paying the purchase Money, turn in any of the Notes in lieu of Cash equal to the amount which shall, upon distribution of the net proceeds of such sale, be payable on the Notes so turned in by such Holder (taking into account the Class of such Notes). Such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after proper notation has been made thereon to show partial payment.

          Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the receipt of the Trustee or of the Officer making a sale under judicial proceedings shall be a sufficient discharge to the purchaser or purchasers at any sale for its or their purchase Money and such purchaser or purchasers shall not be obliged to see to the application thereof.

          Any such Sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall (x) bind the Issuer, the Co-Issuer, the Trustee, the Noteholders and the Preferred Shareholders, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold and (y) be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

          (d) Notwithstanding any other provision of this Indenture or any other Transaction Document, none of the Advancing Agent, the Trustee or any other Secured Party, any other party to any Transaction Document or third party beneficiary of this Indenture may, prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect (including any period established pursuant to the laws of the Cayman Islands) after the payment in full of all Notes, institute against, or join any other Person in instituting against, the Issuer or the Co-Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction. Nothing in this Section 5.4 shall preclude, or be deemed to stop, the Advancing Agent, the Trustee or any other Secured Party or any other party to any Transaction Document (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or, if longer, the applicable preference period then in effect (including any period established pursuant to the laws of the Cayman Islands) period in (A) any case or proceeding voluntarily filed or commenced by the Issuer or the Co-Issuer or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Trustee or any other Secured Party or any other party to any Transaction Document, or (ii) from commencing against the Issuer or the Co-Issuer or any of their respective properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

          Section 5.5 Preservation of Assets.

          (a) Notwithstanding anything to the contrary herein, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, the Trustee shall retain the Assets securing the Notes, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the Assets and the Notes in accordance with the Priority of Payments and the provisions of Articles 10, 12 and 13 unless either:

          (i) in the case of an Event of Default specified in Section 5.1(j) or a default with respect to the payment of principal of or interest on the Class A Notes, which default also constitutes an Event of Default specified in Section 5.1(a) or 5.1(b), so long as MBIA is the Controlling Class under this Indenture, MBIA directs the Trustee to sell or otherwise liquidate the Assets;

          (ii) the Trustee, pursuant to Section 5.5(c), determines that the anticipated proceeds of a sale or liquidation of the Assets (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due and unpaid on the Notes (including the Class A-1AR Commitment Fee), Company Administrative Expenses due and payable pursuant to clauses (3) and (26) of Section 11.1(a)(i) and clauses (1) and (10) of Section 11.1(a)(ii), the Senior Collateral Management Fees due and payable pursuant to clause (4) of
     Section 11.1(a)(i), the Subordinate Collateral Management Fees due and payable pursuant to clause (27) of Section 11.1(a)(i), any amounts due and unpaid to each Hedge Counterparty, including without limitation, any payments (however described) due and payable by the Issuer under each Hedge Agreement upon a termination of such Hedge Agreement (including any interest that may accrue thereon) and amounts due and payable to the Advancing Agent and the Backup Advancing Agent, in respect of unreimbursed Interest Advances and Reimbursement Interest, and the holders of a Majority of the Controlling Class (which shall be deemed to be MBIA so long as it is the Controlling Class hereunder) agrees with such determination; or

          (iii) the Holders of at least 66- 2/3% of the Aggregate Outstanding Amount of each Class of Notes (each voting as a separate Class) (and each Hedge Counterparty, unless each shall be paid in full the amounts due and unpaid, including, without limitation, any payments (however described) due and payable by the Issuer under each Hedge Agreement upon a termination of such Hedge Agreement (including any interest that may accrue thereon)), direct, subject to the provisions of this Indenture, the sale and liquidation of the Assets.

          The Trustee shall give written notice of the retention of the Assets to the Issuer, the Co-Issuer, the Collateral Manager, each Hedge Counterparty and the Rating Agencies. So long as such Event of Default is continuing, any such retention pursuant to this Section 5.5(a) may be rescinded at any time when the conditions specified in clause (i) or (ii) above exist.

          (b) Nothing contained in Section 5.5(a) shall be construed to require the Trustee to sell the Assets securing the Notes if the conditions set forth in
Section 5.5(a) are not satisfied. Nothing contained in Section 5.5(a) shall be construed to require the Trustee to preserve the Assets securing the Notes if prohibited by applicable law.

          (c) To assist the Trustee in determining whether the condition specified in Section 5.5(a)(i) exists, the Collateral Manager shall obtain bid prices with respect to each Pledged Collateral Debt Security from two dealers (Independent of the Collateral Manager and any of its Affiliates) at the time making a market in such Pledged Collateral Debt Securities (or, if there is only one market maker, then the Collateral Manager shall obtain a bid price from that market maker or, if no market maker, from a pricing service). The Collateral Manager shall compute the anticipated proceeds of sale or liquidation on the basis of the lowest of such bid prices for each such Pledged Collateral Debt Security and provide the Trustee with the results thereof. For the purposes of determining issues relating to the Market Value of any Pledged Collateral Debt Security and the execution of a sale or other liquidation thereof, the Trustee may, but need not, retain at the expense of the Issuer and rely on an opinion of an Independent investment banking firm of national reputation in connection with a determination (notwithstanding that such opinion will not be the basis for such determination) as to whether the condition specified in Section 5.5(a)(i) exists.

          The Trustee shall promptly deliver to the Noteholders and each Hedge Counterparty a report stating the results of any determination required to be made pursuant to Section 5.5(a)(i). If requested by a Majority of the Controlling Class, the Trustee shall make the determinations required by Section 5.5(a)(i) within 30 days of such request.

          Section 5.6 Trustee May Enforce Claims Without Possession of Notes.

          All rights of action and claims under this Indenture or under any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceeding relating thereto, and any such action or Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment in respect of the Notes shall be applied as set forth in Section 5.7 hereof.

          In any Proceedings brought by the Trustee (and in any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) in respect of the Notes, the Trustee shall be held to represent all the Holders of the Notes.

          Section 5.7 Application of Money Collected.

          Any Money collected by the Trustee with respect to the Notes pursuant to this Article 5 and any Money that may then be held or thereafter received by the Trustee with respect to the Notes hereunder shall be applied subject to
Section 13.1 hereof and in accordance with the Priority of Payments set forth in
Section 11.1 hereof, at the date or dates fixed by the Trustee.

          Section 5.8 Limitation on Suits.

          No Holder of any Notes shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given to the Trustee written notice of an Event of Default;

          (b) except as otherwise provided in Section 5.9 hereof, the Holders of at least 25% of the then Aggregate Outstanding Amount of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (c) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

          (d) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of the same Class or to obtain or to seek to obtain priority or preference over any other Holders of the Notes of the same Class or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes of the same Class subject to and in accordance with Section 13.1 hereof and the Priority of Payments.

          In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Controlling Class, each representing less than a Majority of the Controlling Class, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          Section 5.9 Unconditional Rights of Noteholders to Receive Principal, Interest and the Class A-1AR Commitment Fee.

          Notwithstanding any other provision in this Indenture (except for Section 2.7(l) and 2.7(u)), the Holder of any Class of Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (and the Class A-1AR Commitment Fee, as applicable) on such Class of Note as such principal, interest (and the Class A-1AR Commitment Fee, as applicable) and other amounts become due and payable in accordance with the Priority of Payments and Section 13.1, and, subject to the provisions of Sections 5.4 and 5.8 to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, that the right of such Holder to institute proceedings for the enforcement of any such payment shall not be subject to the 25% threshold requirement set forth in Section 5.8(b).

          Section 5.10 Restoration of Rights and Remedies.

          If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then (and in every such case) the Issuer, the Co-Issuer, the Trustee, and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          Section 5.11 Rights and Remedies Cumulative.

          No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.12 Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein or a waiver of a subsequent Event of Default. Every right and remedy given by this Article 5 or by law to the Trustee, or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, or by the Noteholders, as the case may be.

          Section 5.13 Control by the Controlling Class.

          Notwithstanding any other provision of this Indenture, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, a Majority of the Controlling Class (which shall be deemed to be MBIA so long as it is the Controlling Class hereunder) shall have the right to cause the institution of and direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee for exercising any trust, right, remedy or power conferred on the Trustee in respect of the Notes; provided that:

          (a) such direction shall not conflict with any rule of law or with this Indenture;

          (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability (unless the Trustee has received satisfactory indemnity against such liability as set forth below);

          (c) the Trustee shall have been provided with indemnity satisfactory to it; and

          (d) any direction to the Trustee to undertake a Sale of the Assets shall be by the Holders of Notes secured thereby representing at least 66 2/3% of the Aggregate Outstanding Amount of each Class of Notes or to the extent required pursuant to Section 5.5, MBIA, so long as it is deemed to be the Controlling Class hereunder.

          Section 5.14 Waiver of Past Defaults.

          Prior to the time a judgment or decree for payment of the Money due has been obtained by the Trustee, as provided in this Article 5, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA may (with the consent of the Hedge Counterparty if such Hedge Counterparty is materially and adversely affected by the default with respect to the Notes), waive any Event of Default specified in Section 5.1(d), 5.1(e), 5.1(h), 5.1(i), or 5.1(j) with respect to the Notes and its consequences; thereafter, a Majority of each and every Class of Notes (voting as a separate Class) may, on behalf of the Holders of all the Notes, waive any past Default in respect of the Notes and its consequences, except a Default:

          (a) in the payment of principal of any Note;

          (b) in the payment of interest in respect of the Controlling Class;

          (c) in the payment of the Class A-1AR Commitment Fee in respect of the Class A-1AR Notes;

          (d) in respect of a covenant or provision hereof that, under Section 8.2, cannot be modified or amended without the waiver or consent of the Holder of each Outstanding Note and each Hedge Counterparty adversely affected thereby;

          (e) in respect of any covenant or provision hereof for the individual protection or benefit of the Trustee, without the Trustee's express written consent thereto; or

          (f) a default that also materially adversely affects a Hedge Counterparty unless such Hedge Counterparty also agrees to such default.

          In the case of any such waiver, the Issuer, the Co-Issuer, the Trustee, and the Holders of the Notes shall be restored to their respective former positions and rights hereunder, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. The Trustee shall promptly give written notice of any such waiver to the Collateral Manager, each Noteholder and each Hedge Counterparty.

          Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          Section 5.15 Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by (x) the Trustee, (y) any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the Aggregate Outstanding Amount of the Controlling Class or (z) any Noteholder for the enforcement of the payment of the principal of or interest, or the Class A-1AR Commitment Fee, as applicable, on any Note or any other amount payable hereunder on or after the Stated Maturity (or, in the case of redemption, on or after the applicable Redemption Date).

          Section 5.16 Waiver of Stay or Extension Laws.

          Each of the Issuer and the Co-Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force (including but not limited to filing a voluntary petition under Chapter 11 of the Bankruptcy Code and by the voluntary commencement of a proceeding or the filing of a petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect), which may affect the covenants, the performance of or any remedies under this Indenture; and each of the Issuer and the Co-Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 5.17 Sale of Assets.

          (a) The power to effect any sale (a "Sale") of any portion of the Assets pursuant to Sections 5.4 and 5.5 hereof shall not be exhausted by any one or more Sales as to any portion of such Assets remaining unsold, but shall continue unimpaired until all amounts secured by the Assets shall have been paid or if there are insufficient proceeds to pay such amount until the entire Assets shall have been sold. The Trustee may, upon notice to the Securityholders and each Hedge Counterparty, and shall, upon direction of a Majority of the Controlling Class, from time to time postpone any Sale by public announcement made at the time and place of such Sale; provided, however, that if the Sale is rescheduled for a date more than three Business Days after the date of the determination by the Trustee pursuant to Section 5.5(a)(i) hereof, such Sale shall not occur unless and until the Trustee has again made the determination required by Section 5.5(a)(i) hereof. The Trustee hereby expressly waives its rights to any amount fixed by law as compensation for any Sale; provided that the Trustee shall be authorized to deduct the reasonable costs, charges and expenses incurred by it in connection with such Sale from the proceeds thereof notwithstanding the provisions of Section 6.7 hereof.

          (b) The Trustee may bid for and acquire any portion of the Assets in connection with a public Sale thereof, and may pay all or part of the purchase price by crediting against amounts owing on the Notes or other amounts secured by the Assets, all or part of the net proceeds of such Sale after deducting the reasonable costs, charges and expenses incurred by the Trustee in connection with such Sale notwithstanding the provisions of Section 6.7 hereof. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law in accordance with this Indenture.

          (c) If any portion of the Assets consists of securities issued without registration under the Securities Act ("Unregistered Securities"), the Trustee may seek an Opinion of Counsel, or, if no such Opinion of Counsel can be obtained and with the consent of a Majority of the Controlling Class, seek a no action position from the SEC or any other relevant federal or State regulatory authorities, regarding the legality of a public or private Sale of such Unregistered Securities. In no event shall the Trustee be required to register Unregistered Securities under the Securities Act.

          (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Assets in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney in fact of the Issuer to transfer and convey its interest in any portion of the Assets in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, to inquire into the satisfaction of any conditions precedent or to see to the application of any Monies.

          (e) In the event of any Sale of the Assets pursuant to Section 5.4 or
Section 5.5, payments shall be made in the order and priority set forth in
Section 11.1(a) in the same manner as if the Notes had been accelerated.

          Section 5.18 Action on the Notes.

          The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the application for or obtaining of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or the Co-Issuer or by the levy of any execution under such judgment upon any portion of the Assets or upon any of the assets of the Issuer or the Co-Issuer.

                                    ARTICLE 6

                                   THE TRUSTEE

          Section 6.1 Certain Duties and Responsibilities.

          (a) Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform such duties and only such duties as are set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of manifest error, or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture and shall promptly, but in any event within three Business Days in the case of an Officer's Certificate furnished by the Collateral Manager, notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee within 15 days after such notice from the Trustee, the Trustee shall so notify the Noteholders.

          (b) In case an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Controlling Class (or other Noteholders to the extent provided in Article 5 hereof)), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) If, in performing its duties under this Indenture, the Trustee is required to decide between alternative courses of action, the Trustee may request written instructions from the Collateral Manager as to courses of action desired by it. If the Trustee does not receive such instructions within two Business Days after it has requested them, it may, but shall be under no duty to, take or refrain from taking such action. The Trustee shall act in accordance with instructions received after such two-Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Trustee shall be entitled to rely on the advice of legal counsel and Independent accountants in performing its duties hereunder and be deemed to have acted in good faith if it acts in accordance with such advice.

          (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this subsection shall not be construed to limit the effect of
     Section 6.1(a);

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer in accordance with this Indenture and/or the Controlling Class relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee in respect of any Note or exercising any trust or power conferred upon the Trustee under this Indenture;

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (if the amount of such funds or risk or liability does not exceed the amount payable to the Trustee pursuant to Section 11.1(a)(i)(3) and Section 11.1(a)(ii)(1) net of the amounts specified in
     Section 6.7(a)(i), the Trustee shall be deemed to be reasonably assured of such repayment) unless such risk or liability relates to its ordinary services under this Indenture, except where this Indenture provides otherwise; and

          (v) the Trustee shall not be liable to the Noteholders for any action taken or omitted by it at the direction of the Issuer, the Co-Issuer, the Collateral Manager, the Controlling Class and/or a Noteholder under circumstances in which such direction is required or permitted by the terms of this Indenture.

          (e) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Section 5.1(d), 5.1(f), 5.1(g), 5.1(h) or 5.1(i) or any Default described in Section 5.1(e) unless a Trust Officer assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee at the Corporate Trust Office, and such notice references, as applicable, the Notes generally, the Issuer, the Assets or this Indenture. For purposes of determining the Trustee's responsibility and liability hereunder, whenever reference is made in this Indenture to such an Event of Default or a Default, such reference shall be construed to refer only to such an Event of Default or Default of which the Trustee is deemed to have notice as described in this Section 6.1.

          (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of Sections 6.1(a), (b), (c), (d) and (e).

          (g) The Trustee shall, upon reasonable prior written notice to the Trustee, permit the Issuer, the Co-Issuer, the Collateral Manager or the Rating Agencies, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom (the reasonable out-of-pocket expenses incurred in making any such copies or extracts to be reimbursed to the Trustee by such Person) and to discuss the Trustee's actions, as such actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes.

          Section 6.2 Notice of Default.

          Promptly (and in no event later than three Business Days) after the occurrence of any Default known to the Trustee or after any declaration of acceleration has been made or delivered to the Trustee pursuant to Section 5.2, the Trustee shall transmit by mail to the Collateral Manager, the Class A-1AR Note Agent, the Irish Paying Agent (for so long as any Notes are listed on the Irish Stock Exchange), each Hedge Counterparty, each Rating Agency (for so long as any Class of Notes is Outstanding and rated by such Rating Agency), so long as MBIA is deemed to be the Controlling Class hereunder, MBIA, and to all Holders of Notes as


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their names and addresses appear on the Notes Register, notice of all Defaults hereunder known to the Trustee, unless such Default shall have been cured or waived.

          Section 6.3 Certain Rights of Trustee.

          Except as otherwise provided in Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Issuer or the Co-Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

          (c) whenever in the administration of this Indenture the Trustee shall
(i) deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate or (ii) be required to determine the value of any Assets or funds hereunder or the cash flows projected to be received therefrom, the Trustee may, in the absence of bad faith on its part, rely on reports of nationally recognized accountants, investment bankers or other persons qualified to provide the information required to make such determination, including nationally recognized dealers in securities of the type being valued and securities quotation services;

          (d) as a condition to the taking or omitting of any action by it hereunder, the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper documents, but the Trustee, in its discretion, may and, upon the written direction of a Majority of the Controlling Class or of a Rating Agency, shall make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed and shall have received indemnification reasonably acceptable to the Trustee, and, the Trustee shall be entitled, on reasonable prior notice to the Issuer, the Co-Issuer, the Collateral Manager and the Servicer, to examine the books and records relating to the Notes and the Assets, as applicable, at the premises of the Issuer, the Co-Issuer and the Collateral Manager, personally or by agent or attorney during the Issuer's, the Co-Issuer's or the Collateral Manager's normal business hours upon not less than three Business Days' prior written notice; provided that the Trustee shall, and shall cause its agents to, hold in


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confidence all such information, except (i) to the extent disclosure may be required by law by any regulatory authority and (ii) to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder (except with respect to its duty to make any Interest Advance under the circumstances specified in Section 10.9) either directly or by or through agents or attorneys; provided that the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent appointed and supervised, or attorney appointed, with due care by it hereunder;

          (h) the Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably and prudently believes to be authorized or within its rights or powers hereunder;

          (i) the Trustee shall not be responsible for the accuracy of the books or records of, or for any acts or omissions of, the Depository, any Transfer Agent (other than the Trustee itself acting in that capacity), Clearstream, Luxembourg, Euroclear, any Calculation Agent (other than the Trustee itself acting in that capacity) or any Paying Agent (other than the Trustee itself acting in that capacity);

          (j) the Trustee shall not be liable for the actions or omissions of the Collateral Manager; and without limiting the foregoing, the Trustee shall not (except to the extent, if at all, otherwise expressly stated in this Indenture) be under any obligation to monitor, evaluate or verify compliance by the Collateral Manager with the terms hereof or the Collateral Management Agreement, or to verify or independently determine the accuracy of information received by it from the Collateral Manager (or from any selling institution, agent bank, trustee or similar source) with respect to the Collateral Debt Securities; and

          (k) to the extent any defined term hereunder, or any calculation required to be made or determined by the Trustee hereunder, is dependent upon or defined by reference to generally accepted accounting principles in the United States in effect from time to time ("GAAP"), the Trustee shall be entitled to request and receive (and rely upon) instruction from the Issuer or the accountants appointed pursuant to Section 10.12 as to the application of GAAP in such connection, in any instance.

          Section 6.4 Not Responsible for Recitals or Issuance of Notes.

          The recitals contained herein and in the Notes, other than the Certificate of Authentication thereon, shall be taken as the statements of the Issuer and the Co-Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture (except as may be made with respect to the validity of the Trustee's obligations hereunder), the Assets or the Notes. The Trustee shall not be accountable for the use or application by the Issuer or the Co-Issuer of the Notes or the proceeds thereof or any Money paid to the Issuer or the Co-Issuer pursuant to the provisions hereof.


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          Section 6.5 May Hold Notes.

          The Trustee, the Paying Agent, the Notes Registrar or any other agent of the Issuer or the Co-Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer and the Co-Issuer with the same rights it would have if it were not Trustee, Paying Agent, Notes Registrar or such other agent.

          Section 6.6 Money Held in Trust.

          Money held by the Trustee hereunder shall be held in trust to the extent required herein. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed upon with the Issuer and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

          Section 6.7 Compensation and Reimbursement.

          (a) The Issuer agrees:

          (i) to pay the Trustee on each Payment Date in accordance with the Priority of Payments reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (ii) except as otherwise expressly provided herein, to reimburse the Trustee (subject to any written agreement between the Issuer and the Trustee) in a timely manner upon its request for all reasonable expenses, disbursements and advances (except as otherwise provided herein with respect to Interest Advances) incurred or made by the Trustee in accordance with any provision of this Indenture (including securities transaction charges to the extent not waived due to the Trustee's receipt of payments from a financial institution with respect to certain Eligible Investments, as specified by the Collateral Manager and the reasonable compensation and expenses and disbursements of its agents and legal counsel and of any accounting firm or investment banking firm employed by the Trustee pursuant to Section 5.4, 5.5, 10.11 or 10.13 hereof, except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith);

          (iii) to indemnify the Trustee and its Officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder; and

          (iv) to pay the Trustee reasonable additional compensation together with its expenses (including reasonable counsel fees) for any collection action taken pursuant to Section 6.13 hereof.

          (b) The Issuer may remit payment for such fees and expenses to the Trustee or, in the absence thereof, the Trustee may from time to time deduct payment of its fees and expenses hereunder from Monies on deposit in the Payment Account in accordance with the Priority of Payments.

          (c) The Trustee, in its capacity as Trustee, Paying Agent, Calculation Agent, Transfer Agent, Custodial Securities Intermediary, Backup Advancing Agent and Notes Registrar, hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer or the Co-Issuer until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture. This provision shall survive termination of this Indenture.

          (d) The Trustee agrees that the payment of all amounts to which it is entitled pursuant to Sections 6.7(a)(i), (a)(ii), (a)(iii) and (a)(iv) shall be subject to the Priority of Payments, shall be payable only to the extent funds are available in accordance with such Priority of Payments, shall be payable solely from the Assets and following realization of the Assets, any such claims of the Trustee against the Issuer, and all obligations of the Issuer, shall be extinguished. The Trustee will have a lien upon the Assets to secure the payment of such payments to it in accordance with the Priority of Payments; provided that the Trustee shall not institute any proceeding for enforcement of such lien except in connection with an action taken pursuant to Section 5.3 hereof for enforcement of the lien of this Indenture for the benefit of the Noteholders.

          Fees shall be accrued on the actual number of days in the related Interest Accrual Period. The Trustee shall receive amounts pursuant to this
Section 6.7 and Section 11.1(a) only to the extent that such payment is made in accordance with the Priority of Payments and the failure to pay such amounts to the Trustee will not, by itself, constitute an Event of Default. Subject to
Section 6.9, the Trustee shall continue to serve as Trustee under this Indenture notwithstanding the fact that the Trustee shall not have received amounts due to it hereunder. No direction by a Majority of the Controlling Class shall affect the right of the Trustee to collect amounts owed to it under this Indenture.

          If on any Payment Date when any amount shall be payable to the Trustee pursuant to this Indenture is not paid because there are insufficient funds available for the payment thereof, all or any portion of such amount not so paid shall be deferred and payable on any later Payment Date on which a fee shall be payable and sufficient funds are available therefor in accordance with the Priority of Payments.

          Section 6.8 Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $200,000,000, subject to supervision or examination by federal or State authority, having a rating of at least "A2" by Moody's, a rating of at least "BBB" by Fitch and a long-term senior unsecured debt rating of at least "A+" and a short-term debt rating of at least "A-1" by S&P and having an office within the United States. If such corporation publishes


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

reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.8, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article 6.

          Section 6.9 Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 6 shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

          (b) The Trustee may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Collateral Manager, the Class A-1AR Note Agent, each Hedge Counterparty, the Noteholders, each Rating Agency and so long as MBIA is deemed to be the Controlling Class hereunder, MBIA. Upon receiving such notice of resignation, the Issuer and the Co-Issuer shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by an Authorized Officer of the Issuer and an Authorized Officer of the Co-Issuer, one copy of which shall be delivered to the Trustee so resigning and one copy to the successor Trustee or Trustees, together with a copy to each Noteholder, the Class A-1AR Note Agent, each Hedge Counterparty and the Collateral Manager; provided that such successor Trustee shall be appointed only upon the written consent of a Majority of the Notes (or if there are no Notes Outstanding, a Majority of the Preferred Shares) or, at any time when an Event of Default shall have occurred and be continuing or when a successor Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class. If no successor Trustee shall have been appointed and an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, the Controlling Class of Notes or any Holder of a Note, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed (i) at any time by Act of at least 66-2/3% of the Notes (or if there are no Notes Outstanding, a Majority of the Preferred Shares); provided that, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents to such removal or (ii) at any time when an Event of Default shall have occurred and be continuing or when a successor Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class, in each case, upon written notice delivered to the Trustee and to the Issuer and the Co-Issuer.

          (d) If at any time:

          (i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer, the Co-Issuer, or by any Holder; or

          (ii) the Trustee shall become incapable of acting or there shall be instituted any proceeding pursuant to which it could be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (subject to Section 6.9(a)), (a) the Issuer or the Co-Issuer, by Issuer Order, subject to the written consent of each Hedge Counterparty, may remove the Trustee or (b) subject to Section 5.15, a Majority of the Controlling Class or any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any reason, the Issuer and the Co-Issuer, by Issuer Order, subject to the written consent of each Hedge Counterparty and the Collateral Manager, shall promptly appoint a successor Trustee. If the Issuer and the Co-Issuer shall fail to appoint a successor Trustee within 60 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by Act of a Majority of the Controlling Class delivered to the Issuer, the Co-Issuer, the Collateral Manager and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede any successor Trustee proposed by the Issuer and the Co-Issuer. If no successor Trustee shall have been so appointed by the Issuer and the Co-Issuer or a Majority of the Controlling Class and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.15, each Hedge Counterparty, the Controlling Class or any Holder may, on behalf of itself or himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Issuer and the Co-Issuer shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to each Rating Agency, each Hedge Counterparty, the Preferred Shares Paying Agent, the Collateral Manager and to the Holders of the Notes as their names and addresses appear in the Notes Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Issuer or the Co-Issuer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer or the Co-Issuer, as the case may be.

          Section 6.10 Acceptance of Appointment by Successor.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Co-Issuer, the Class A-1AR Note Agent, each Hedge Counterparty, the Collateral Manager, the Servicer, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA, and the retiring Trustee an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuer and the Co-Issuer or a Majority of the Controlling Class or the Collateral Manager or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.7(d). Upon request of any such successor Trustee, the Issuer and the Co-Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless (a) at the time of such acceptance such successor shall be qualified and eligible under this Article 6, (b) such successor shall have long term debt rated within the four highest rating categories by each Rating Agency, and (c) the Rating Agency Condition is satisfied and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents with respect thereto.

          Section 6.11 Merger, Conversion, Consolidation or Succession to Business of Trustee.

          Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

          Section 6.12 Co-Trustees and Separate Trustee.

          At any time or times, including for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Assets may at the time be located, the Issuer, the Co-Issuer and the Trustee shall have power to appoint, one or more Persons to act as co-trustee jointly with the Trustee of all or any part of the Assets, with the power to file such proofs of claim and take such other actions pursuant to Section 5.6 herein and to make such claims and enforce such rights of action on behalf of the Holders of the Notes as such Holders themselves may have the right to do, subject to the other provisions of this Section 6.12.

          Each of the Issuer and the Co-Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a co-trustee. If the Issuer and the Co-Issuer do not both join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee shall have power to make such appointment.

          Should any written instrument from the Issuer or the Co-Issuer be required by any co-trustee, so appointed, more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer or the Co-Issuer, as the case may be. The Issuer agrees to pay (but only from and to the extent of the Assets) to the extent funds are available therefor under clauses (3) and (26) of Section 11.1(a)(i), for any reasonable fees and expenses in connection with such appointment.

          Every co-trustee, shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (a) the Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

          (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee jointly in the case of the appointment of a co-trustee as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by a co-trustee;

          (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer and the Co-Issuer evidenced by an Issuer Order, may accept the resignation of, or remove, any co-trustee appointed under this Section 6.12, and in case an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer or the Co-Issuer. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section 6.12;

          (d) no co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee hereunder;

          (e) the Trustee shall not be liable by reason of any act or omission of a co-trustee; and

          (f) any Act of Securityholders delivered to the Trustee shall be deemed to have been delivered to each co-trustee.

          Section 6.13 Certain Duties of Trustee Related to Delayed Payment of Proceeds.

          In the event that in any month the Trustee shall not have received a Scheduled Distribution, (a) the Trustee shall promptly notify the Issuer and the Collateral Manager in writing and (b) unless within three Business Days (or the end of the applicable grace period for such payment, if longer) after such notice such payment shall have been received by the Trustee, or the Issuer, in its absolute discretion (but only to the extent permitted by Section 10.2(a)), shall have made provision for such payment satisfactory to the Trustee in accordance with Section 10.2(a), the Trustee shall request the obligor of such Pledged Obligation, the trustee under the related Underlying Instrument or paying agent designated by either of them, as the case may be, to make such payment as soon as practicable after such request but in no event later than three Business Days after the date of such request. In the event that such payment is not made within such time period, the Trustee, subject to the provisions of Section 6.1(d)(iv), shall take such action as the Collateral Manager reasonably shall direct in writing. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture. In the event that the Issuer or the Collateral Manager requests a release of a Pledged Obligation in connection with any such action under the Collateral Management Agreement, such release shall be subject to Section 10.12 and Article 12 of this Indenture, as the case may be. Notwithstanding any other provision hereof, the Trustee shall deliver to the Issuer or its designee any payment with respect to any Pledged Obligation received after the Due Date thereof to the extent the Issuer previously made provisions for such payment satisfactory to the Trustee in accordance with this Section 6.13 and such payment shall not be deemed part of the Assets.

          Section 6.14 Representations and Warranties of the Trustee.

          The Trustee represents and warrants that:

          (a) the Trustee is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture, and is duly eligible and qualified to act as trustee under this Indenture;

          (b) this Indenture has been duly authorized, executed and delivered by the Trustee and constitutes the valid and binding obligation of the Trustee, enforceable against it in accordance with its terms except (i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

          (c) neither the execution or delivery by the Trustee of this Indenture nor the performance by the Trustee of its obligations under this Indenture requires the consent or approval of, the giving of notice to or the registration or filing with, any governmental authority or agency under any existing law of the United States of America governing the banking or trust powers of the Trustee;

          (d) neither the execution, delivery and performance of this Indenture, nor the consummation of the transactions contemplated by this Indenture, (i) is prohibited by, or requires the Trustee to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment, order, writ, injunction or decree that is binding upon the Trustee or any of its properties or assets, (ii) will violate the provisions of the Governing Documents of the Trustee or (iii) will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any material agreement to which the Trustee is a party or by which


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it or any of its property is bound, the violation of which would have a material adverse effect on the Trustee or its property; and

          (e) there are no proceedings pending or, to the best knowledge of the Trustee, threatened against the Trustee before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Pledged Obligations or the performance by the Trustee of its obligations under this Indenture.

          Section 6.15 Requests for Consents.

          In the event that the Trustee receives written notice of any proposed amendment, consent or waiver under the Underlying Instruments of any Collateral Debt Security (before or after any default) or in the event any action is required to be taken in respect to an Underlying Instrument, the Trustee shall promptly contact the Issuer and the Collateral Manager. The Collateral Manager may, on behalf of the Issuer, instruct the Trustee pursuant to an Issuer Order to, and the Trustee shall, with respect to which a Collateral Debt Security as to which a consent or waiver under the Underlying Instruments of such Collateral Debt Security (before or after any default) has been proposed or with respect to action required to be taken in respect of an Underlying Instrument, give consent, grant a waiver, vote or exercise any or all other rights or remedies with respect to any such Collateral Debt Security in accordance with such Issuer Order. In the absence of any instruction from the Collateral Manager, the Trustee shall not engage in any vote or take any action with respect to such a Collateral Debt Security.

          Section 6.16 Withholding.

          If any amount is required to be deducted or withheld from any payment to any Noteholder, such amount shall reduce the amount otherwise distributable to such Noteholder. The Trustee is hereby authorized to withhold or deduct from amounts otherwise distributable to any Noteholder sufficient funds for the payment of any tax that is legally required to be withheld or deducted (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings and legally withholding payment of such tax, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Noteholder shall be treated as Cash distributed to such Noteholder at the time it is deducted or withheld by the Issuer or the Trustee, as applicable, and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Trustee may in its sole discretion withhold such amounts in accordance with this
Section 6.16. If any Noteholder wishes to apply for a refund of any such withholding tax, the Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trustee for any out-of-pocket expenses incurred. Nothing herein shall impose an obligation on the part of the Trustee to determine the amount of any tax or withholding obligation on the part of the Issuer or in respect of the Notes.

                                    ARTICLE 7

                                    COVENANTS


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

          Section 7.1 Payment of Principal and Interest and Class A-1AR Commitment Fee.

          The Issuer and the Co-Issuer shall duly and punctually pay the principal of and interest on each Class of Notes, and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee and any Class A-1AR Breakage Costs, in accordance with the terms of such Notes and this Indenture. Amounts properly withheld under the Code or other applicable law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer and the Co-Issuer, and, with respect to the Preferred Shares, by the Issuer, to such Preferred Shareholder for all purposes of this Indenture.

          The Trustee shall, unless prevented from doing so for reasons beyond its reasonable control, give notice to each Securityholder of any such withholding requirement no later than ten days prior to the related Payment Date from which amounts are required (as directed by the Issuer (or the Collateral Manager on behalf of the Issuer)) to be withheld, provided that, despite the failure of the Trustee to give such notice, amounts withheld pursuant to applicable tax laws shall be considered as having been paid by the Issuer and the Co-Issuer, as provided above.

          Section 7.2 Maintenance of Office or Agency.

          The Issuer and the Co-Issuer hereby appoint the Trustee as a Paying Agent for the payment of principal of and interest on the Notes and where Notes may be surrendered for registration of transfer or exchange and the Issuer and the Co-Issuer hereby appoint CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, New York 10011, as their agent where notices and demands to or upon the Co-Issuer in respect of the Notes or this Indenture, or the Issuer in respect of the Notes or this Indenture, may be served.

          The Issuer and the Co-Issuer hereby appoint the Irish Paying Agent as a Paying Agent for the payment of principal of and interest on the Notes and to act as their agent where notices and demands to or upon the Issuer or the Co-Issuer in respect of the Notes or this Indenture may be served and where Notes may be surrendered for registration of transfer or exchange.

          The Issuer or the Co-Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that the Issuer and the Co-Issuer, if applicable, will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer and the Co-Issuer in respect of the Notes and this Indenture may be served, and, subject to any laws or regulations applicable thereto, an office or agency outside of the United States where Notes may be presented and surrendered for payment; provided, further, that no paying agent shall be appointed in a jurisdiction which subjects payments on the Notes to withholding tax. The Issuer or the Co-Issuer, as the case may be, shall give prompt written notice to the Trustee, the Class A-1AR Note Agent, each Rating Agency and the Noteholders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.


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

          If at any time the Issuer and the Co-Issuer, if applicable, shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or outside the United States, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Issuer and the Co-Issuer, and Notes may be presented and surrendered for payment to the appropriate Paying Agent at its main office and the Issuer and the Co-Issuer hereby appoint the same as their agent to receive such respective presentations, surrenders, notices and demands.

          Section 7.3 Money for Note Payments to be Held in Trust.

          All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account shall be made on behalf of the Issuer and the Co-Issuer by the Trustee or a Paying Agent (in each case, from and to the extent of available funds in the Payment Account and subject to the Priority of Payments) with respect to payments on the Notes.

          When the Paying Agent is not also the Notes Registrar, the Issuer and the Co-Issuer shall furnish, or cause the Notes Registrar to furnish, no later than the fifth calendar day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders of Notes and of the certificate numbers of individual Notes held by each such Holder.

          Whenever the Paying Agent is not also the Trustee, the Issuer, the Co-Issuer, and such Paying Agent shall, on or before the Business Day next preceding each Payment Date or Redemption Date, as the case may be, direct the Trustee to deposit on such Payment Date with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due pursuant to the terms of this Indenture (to the extent funds are then available for such purpose in the Payment Account, and subject to the Priority of Payments), such sum to be held for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Issuer and the Co-Issuer shall promptly notify the Trustee of its action or failure so to act. Any Monies deposited with a Paying Agent (other than the Trustee) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Trustee for application in accordance with Article 11. Any such Paying Agent shall be deemed to agree by assuming such role not to cause the filing of a petition in bankruptcy against the Issuer or the Co-Issuer for the non-payment to the Paying Agent of any amounts payable thereto until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture.

          The initial Paying Agent shall be as set forth in Section 7.2. Any additional or successor Paying Agents shall be appointed by Issuer Order of the Issuer and Issuer Order of the Co-Issuer with written notice thereof to the Trustee; provided, however, that so long as any Class of the Notes are rated by a Rating Agency and with respect to any additional or successor Paying Agent for the Notes, either (i) such Paying Agent has a long-term debt rating of "Aa3" or higher by Moody's, "AA-"or higher by Fitch and "AA-" or higher by S&P or a short-term debt rating of "P-1" by Moody's, "F1+" by Fitch and "A-1+" by S&P or
(ii) each Rating Agency confirms that


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

employing such Paying Agent shall not adversely affect the then-current ratings of the Notes. In the event that such successor Paying Agent ceases to have a long-term debt rating of "Aa3" or higher by Moody's, "AA-"or higher by Fitch or "AA-" or higher by S&P or a short-term debt rating of at least "P-1" by Moody's, "F1+" by Fitch and "A-1+" by S&P, the Issuer and the Co-Issuer shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuer and the Co-Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by federal and/or state and/or national banking authorities. The Issuer and the Co-Issuer shall cause the Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 7.3, that such Paying Agent will:

          (a) allocate all sums received for payment to the Holders of Notes for which it acts as Paying Agent on each Payment Date and Redemption Date among such Holders in the proportion specified in the applicable report or Redemption Date Statement, as the case may be, in each case to the extent permitted by applicable law;

          (b) hold all sums held by it for the payment of amounts due with respect to the Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (c) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it for the payment of Notes if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

          (d) if such Paying Agent is not the Trustee, immediately give the Trustee notice of any Default by the Issuer or the Co-Issuer (or any other obligor upon the Notes) in the making of any payment required to be made; and

          (e) if such Paying Agent is not the Trustee at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

          The Issuer or the Co-Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct the Paying Agent to pay, to the Trustee all sums held by the Issuer or the Co-Issuer or held by the Paying Agent for payment of the Notes, such sums to be held by the Trustee in trust for the same Noteholders as those upon which such sums were held by the Issuer, the Co-Issuer or the Paying Agent; and, upon such payment by the Paying Agent to the Trustee, the Paying Agent shall be released from all further liability with respect to such Money.

          Except as otherwise required by applicable law, any Money deposited with the Trustee in trust or deposited with the Paying Agent for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer; and the Holder of such Note shall thereafter, as an


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

unsecured general creditor, look only to the Issuer for payment of such amounts and all liability of the Trustee or the Paying Agent with respect to such Money (but only to the extent of the amounts so paid to the Issuer or the Co-Issuer, as applicable) shall thereupon cease; provided, however, that the Irish Paying Agent, before being required to make any such payment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in Dublin, Ireland, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Trustee or the Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuer or the Co-Issuer, as the case may be, any reasonable means of notification of such release of payment, including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in Monies due and payable but not claimed is determinable from the records of the Paying Agent, at the last address of record of each such Holder.

          Section 7.4 Existence of the Issuer and Co-Issuer.

          (a) So long as any Note is Outstanding, the Issuer shall, to the maximum extent permitted by applicable law, maintain in full force and effect its existence and rights as an exempted company incorporated with limited liability under the laws of the Cayman Islands and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Assets; provided that the Issuer shall be entitled to change its jurisdiction of registration from the Cayman Islands to any other jurisdiction reasonably selected by the Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Notes or the Preferred Shares or any Hedge Counterparty, (ii) written notice of such change shall have been given by the Trustee to the Holders of the Notes or Preferred Shares, the Preferred Shares Paying Agent, each Hedge Counterparty and each Rating Agency 15 Business Days prior to such change and (iii) on or prior to the 15th Business Day following such notice the Trustee shall not have received written notice from a Majority of the Controlling Class or a Majority of the Preferred Shares or any Hedge Counterparty objecting to such change. So long as any Note is Outstanding, the Issuer will maintain at all times at least one director who is Independent of the Collateral Manager and its Affiliates.

          (b) So long as any Note is Outstanding, the Co-Issuer shall maintain in full force and effect its existence and rights as a limited liability company organized under the laws of Delaware and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture or the Notes; provided, however, that the Co-Issuer shall be entitled to change its jurisdiction of formation from Delaware to any other jurisdiction reasonably selected by the Co-Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Notes or any Hedge Counterparty, (ii) written notice of such change shall have been given by the Trustee to the Holders of the Notes, each Hedge Counterparty and each Rating Agency 15 Business Days prior to such change and (iii) on or prior to the 15th Business Day following such notice the Trustee shall not have


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

received written notice from a Majority of the Controlling Class or any Hedge Counterparty objecting to such change. So long as any Note is Outstanding, the Co-Issuer shall maintain at all times at least one manager who is Independent of the Collateral Manager and its Affiliates.

          (c) So long as any Note is Outstanding, the Issuer shall ensure that all corporate or other formalities regarding its existence are followed (including correcting any known misunderstanding regarding its separate existence). So long as any Note is Outstanding, the Issuer shall not take any action or conduct its affairs in a manner that is likely to result in its separate existence being ignored or its assets and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. So long as any Note is Outstanding, the Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Issuer's obligations hereunder, and the Issuer shall at all times keep and maintain, or cause to be kept and maintained, separate books, records, accounts and other information customarily maintained for the performance of the Issuer's obligations hereunder. Without limiting the foregoing, so long as any Note is Outstanding, (i) the Issuer shall (A) pay its own liabilities only out of its own funds and (B) use separate stationery, invoices and checks, (C) hold itself out and identify itself as a separate and distinct entity under its own name and (ii) the Issuer shall not (A) have any subsidiaries, (B) have any employees (other than its directors), (C) engage in any transaction with any shareholder that is not permitted under the terms of the Collateral Management Agreement, (D) pay dividends other than in accordance with the terms of this Indenture, its governing documents and the Preferred Shares Paying Agency Agreement, (E) conduct business under an assumed name (i.e., no "DBAs"), (F) commingle its funds or assets with those of any other Person, or (G) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in arm's-length transactions with an unrelated party.; provided that the foregoing shall not prohibit the Issuer from entering into the transactions contemplated by the Administration Agreement with the Company Administrator, the Preferred Shares Paying Agency Agreement with the Share Registrar and any other agreement contemplated or permitted by the Collateral Management Agreement or this Indenture.

          (d) So long as any Note is Outstanding, the Co-Issuer shall ensure that all limited liability company or other formalities regarding its existence are followed, as well as correcting any known misunderstanding regarding its separate existence. The Co-Issuer shall not take any action or conduct its affairs in a manner, that is likely to result in its separate existence being ignored or its assets and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. The Co-Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Co-Issuer's obligations hereunder, and the Co-Issuer shall at all times keep and maintain, or cause to be kept and maintained, books, records, accounts and other information customarily maintained for the performance of the Co- Issuer's obligations hereunder. Without limiting the foregoing, the Co-Issuer shall not (A) have any subsidiaries, (B) have any employees (other than its managers), (C) join in any transaction with any member that is not permitted under the terms of the Collateral Management Agreement, (D) pay dividends other than in accordance with the terms of this Indenture, (E) commingle its funds or assets with those of any other Person, or (F) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions


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that are commercially reasonable and substantially similar to those available in arm's-length transactions with an unrelated party.

          Section 7.5 Protection of Assets.

          (a) The Trustee, on behalf of the Issuer, pursuant to any Opinion of Counsel received pursuant to Section 7.5(d) shall execute and deliver all such Financing Statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Holders and each Hedge Counterparty hereunder and to:

          (i) Grant more effectively all or any portion of the Assets;

          (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations);

          (iv) enforce any of the Pledged Obligations or other instruments or property included in the Assets;

          (v) preserve and defend title to the Assets and the rights of the Trustee, the Holders of the Notes and each Hedge Counterparty in the Assets against the claims of all persons and parties; and

          (vi) pursuant to Sections 11.1(a)(i)(1) and 11.1(a)(ii)(1), pay or cause to be paid any and all taxes levied or assessed upon all or any part of the Assets.

          The Issuer hereby designates the Trustee as its agent and attorney-in-fact to execute any Financing Statement, continuation statement or other instrument required pursuant to this Section 7.5. The Trustee agrees that it will from time to time execute and cause to be filed Financing Statements and continuation statements (it being understood that the Trustee shall be entitled to rely upon an Opinion of Counsel described in Section 7.5(d), at the expense of the Issuer, as to the need to file such Financing Statements and continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).

          (b) The Trustee shall not (except in accordance with Section 10.12(a),
(b) or (c) and except for payments, deliveries and distributions otherwise expressly permitted under this Indenture) (i) remove any portion of the Assets that consists of Cash or is evidenced by an instrument, certificate or other writing (A) from the jurisdiction in which it was held at the date as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.1(d) or (B) from the possession of the Person who held it on such date or (ii) cause or permit the Custodial Account or the Custodial Securities Intermediary to be located in a different jurisdiction from the jurisdiction in which such securities accounts and Custodial Securities Intermediary were located on the Closing Date, unless the Trustee shall have first received an


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Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

          (c) The Issuer shall (i) pay or cause to be paid taxes, if any, levied on account of the beneficial ownership by the Issuer of any Pledged Obligations that secure the Notes and timely file all tax returns and information statements as required, and (ii) if required to prevent the withholding or imposition of United States income tax, deliver or cause to be delivered a United States Internal Revenue Service Form W-9 or successor applicable form, to each issuer, counterparty or paying agent with respect to (as applicable) an item included in the Assets at the time such item is purchased or entered into and thereafter prior to the expiration or obsolescence of such form.

          (d) For so long as the Notes are Outstanding, (i) on December 31, 2011 and (ii) every 60 months after such date, the Issuer (or the Collateral Manager on behalf of the Issuer) shall deliver to the Trustee for the benefit of the Trustee, the Collateral Manager, each Hedge Counterparty and each Rating Agency, at the expense of the Issuer, an Opinion of Counsel stating what is required, in the opinion of such counsel, as of the date of such opinion, to maintain the lien and security interest created by this Indenture with respect to the Assets, and confirming the matters set forth in the Opinion of Counsel, furnished pursuant to Section 3.1(d), with regard to the perfection and priority of such security interest (and such Opinion may likewise be subject to qualifications and assumptions similar to those set forth in the Opinion delivered pursuant to
Section 3.1(d)).

          Section 7.6 Notice of Any Amendments.

          Each of the Issuer and the Co-Issuer shall give notice to the Rating Agencies of, and satisfy the Rating Agency Condition and, so long as MBIA is deemed to be the Controlling Class hereunder, obtain the consent of MBIA with respect to, any amendments to its Governing Documents.

          Section 7.7 Performance of Obligations.

          (a) Each of the Issuer and the Co-Issuer shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person's covenants or obligations under any instrument included in the Assets, except in the case of enforcement action taken with respect to any Defaulted Security in accordance with the provisions hereof and as otherwise required hereby.

          (b) The Issuer or the Co-Issuer may, with the prior written consent of the Majority of the Notes (or if there are no Notes Outstanding, a Majority of the Preferred Shares), contract with other Persons, including the Collateral Manager, the Class A-1AR Note Agent or the Trustee, for the performance of actions and obligations to be performed by the Issuer or the Co-Issuer, as the case may be, hereunder by such Persons and the performance of the actions and other obligations with respect to the Assets of the nature set forth in the Collateral Management Agreement by the Collateral Manager. Notwithstanding any such arrangement, the Issuer or the Co-Issuer, as the case may be, shall remain primarily liable with respect thereto. In the event of


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

such contract, the performance of such actions and obligations by such Persons shall be deemed to be performance of such actions and obligations by the Issuer or the Co-Issuer; and the Issuer or the Co-Issuer shall punctually perform, and use commercially reasonable efforts to cause the Collateral Manager or such other Person to perform, all of their obligations and agreements contained in the Collateral Management Agreement or such other agreement.

          (c) Unless the Rating Agency Condition with respect to S&P and Moody's is satisfied with respect thereto, the Issuer shall maintain the Servicing Agreement in full force and effect so long as any Notes remain Outstanding and shall not terminate the Servicing Agreement with respect to any Collateral Debt Security except upon the sale or other liquidation of such Collateral Debt Security in accordance with the terms and conditions of this Indenture.

          Section 7.8 Negative Covenants.

          (a) The Issuer and the Co-Issuer shall not:

          (i) sell, assign, participate, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Assets, except as otherwise expressly permitted by this Indenture or the Collateral Management Agreement;

          (ii) claim any credit on, make any deduction from, or dispute the enforceability of, the payment of the principal or interest payable in respect of the Notes (other than amounts required to be paid, deducted or withheld in accordance with any applicable law or regulation of any governmental authority) or, in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee or Class A-1AR Breakage Costs, or assert any claim against any present or future Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Assets;

          (iii) (A) incur or assume or guarantee any indebtedness, other than the Notes and this Indenture and the transactions contemplated hereby; (B) issue any additional class of securities, other than the Notes, the Preferred Shares, the ordinary shares of the Issuer and the limited liability company membership interests of the Co-Issuer; or (C) issue any additional shares of stock, other than the ordinary shares of the Issuer and the Preferred Shares;

          (iv) (A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture or the Notes, except as may be expressly permitted hereby;
     (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Assets or any part thereof, any interest therein or the proceeds thereof, except as may be expressly permitted hereby; or (C) take any action that would permit the lien of this Indenture not to constitute a valid first priority security interest in the Assets, except as may be expressly permitted hereby;


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

          (v) amend the Collateral Management Agreement, except pursuant to the terms thereof;

          (vi) amend the Preferred Shares Paying Agency Agreement, except pursuant to the terms thereof;

          (vii) to the maximum extent permitted by applicable law, dissolve or liquidate in whole or in part, except as permitted hereunder;

          (viii) make or incur any capital expenditures, except as reasonably required to perform its functions in accordance with the terms of this Indenture and, in the case of the Issuer, the Preferred Shares Paying Agency Agreement;

          (ix) become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, hire any employees or pay any dividends to its shareholders, except with respect to the Preferred Shares in accordance with the Priority of Payments;

          (x) maintain any bank accounts other than the Accounts and the bank account in the Cayman Islands in which (inter alia) the proceeds of the Issuer's issued share capital and the transaction fees paid to the Issuer for agreeing to issue the Securities will be kept;

          (xi) conduct business under an assumed name, or change its name without first delivering at least 30 days' prior written notice to the Trustee, the Class A-1AR Note Agent, the Noteholders and the Rating Agencies, each Hedge Counterparty and an Opinion of Counsel to the effect that such name change will not adversely affect the security interest hereunder of the Trustee or the Secured Parties;

          (xii) take any action that would result in it failing to qualify as a Qualified REIT Subsidiary of the Arbor Parent for federal income tax purposes (including, but not limited to, an election to treat the Issuer as a "taxable REIT subsidiary," as defined in Section 856(l) of the Code), unless (A) based on an Opinion of Counsel, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than Arbor Parent, or (B) based on an Opinion of Counsel, the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes;

          (xiii) except for any agreements involving the purchase and sale of Collateral Debt Securities having customary purchase or sale terms and documented with customary loan trading documentation, enter into any agreements unless such agreements contain "non-petition" and "limited recourse" provisions; or

          (xiv) amend their respective organizational documents without satisfaction of the Rating Agency Condition with respect to S&P and Moody's in connection therewith.

          (b) Neither the Issuer nor the Trustee shall sell, transfer, exchange or otherwise dispose of Assets, or enter into or engage in any business with respect to any part of

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the Assets, except as expressly permitted or required by this Indenture or the
Collateral Management Agreement.

          (c) The Co-Issuer shall not invest any of its assets in "securities" (as such term is defined in the Investment Company Act) and shall keep all of the Co-Issuer's assets in Cash.

          (d) For so long as any of the Notes are Outstanding, the Co-Issuer shall not issue any limited liability company membership interests of the Co-Issuer to any Person other than the Arbor Parent or a wholly-owned subsidiary of the Arbor Parent.

          (e) The Issuer shall not enter into any material new agreements (other than any Hedge Agreement, Hedge Counterparty Credit Support, Collateral Debt Security, Collateral Debt Security Purchase Agreement or other agreement (including, without limitation, in connection with the sale of Assets by the Issuer) contemplated by this Indenture) without the prior written consent of the Holders of a Majority of the Notes (or if there are no Notes Outstanding, a Majority of the Preferred Shares) and shall provide notice of all new agreements (other than any Hedge Agreement, Collateral Debt Security or other agreement specifically contemplated by this Indenture) to the Holders of the Notes and each Hedge Counterparty. The foregoing notwithstanding, the Issuer may agree to any material new agreements; provided that (i) the Issuer (or the Collateral Manager on behalf of the Issuer) determines that such new agreements would not, upon or after becoming effective, adversely affect the rights or interests of any Class or Classes of Noteholders and (ii) subject to satisfaction of the Rating Agency Condition and, so long as MBIA is the Controlling Class hereunder, the consent of MBIA.

          (f) As long as any Note is Outstanding, ARMS Equity may not transfer the Preferred Shares or ordinary shares of the Issuer to any other Person.

          Section 7.9 Statement as to Compliance.

          (a) On or before January 31, in each calendar year, commencing in 2008 or immediately if there has been a Default in the fulfillment of an obligation under this Indenture, the Issuer shall deliver to the Trustee (which will deliver a copy to each Hedge Counterparty and each Rating Agency) an Officer's Certificate given on behalf of the Issuer and without personal liability stating, as to each signer thereof, that, since the date of the last certificate or, in the case of the first certificate, the Closing Date, to the best of the knowledge, information and belief of such Officer, the Issuer has fulfilled all of its obligations under this Indenture or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to them and the nature and status thereof.

          Section 7.10 Issuer and Co-Issuer May Consolidate or Merge Only on Certain Terms.

          (a) The Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its assets to any Person, unless permitted by the Governing Documents and Cayman Islands law and unless:

          (i) the Issuer shall be the surviving entity, or the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred shall be an entity organized and existing under the laws of the Cayman Islands or such other jurisdiction approved by a Majority of each and every Class of the Notes (each voting as a separate Class), a Majority of the Preferred Shares and each Hedge Counterparty; provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of registration pursuant to Section 7.4 hereof; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, each Noteholder and each Hedge Counterparty, the due and punctual payment of the principal of and interest on all Notes and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee, and other amounts payable hereunder and under each Hedge Agreement and the Collateral Management Agreement and the performance and observance of every covenant of this Indenture and under each Hedge Agreement and the Collateral Management Agreement on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) (A) each Rating Agency shall have been notified in writing of each proposed consolidation or merger of the Issuer and the Trustee shall have received written confirmation from each Rating Agency that the ratings issued with respect to each Class of Notes shall not be reduced or withdrawn as a result of the consummation of such transaction and (B) so long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented to the consummation of such transaction;

          (iii) if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred shall have agreed with the Trustee (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of the Assets or all or substantially all of its assets to any other Person except in accordance with the provisions of this Section 7.10, unless in connection with a sale of the Assets pursuant to Article 5, Article 9 or
     Article 12;

          (iv) if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred shall have delivered to the Trustee, each Hedge Counterparty, the Collateral Manager and each Rating Agency an Officer's Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized+; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(a)(i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); that, immediately following the event which causes such Person to become the successor to the Issuer, (A) such Person has good and marketable title, free and clear of any lien, security interest or charge, other than the lien and security interest of this Indenture, to the Assets securing, in the case of a consolidation or merger of the Issuer, all of the Notes or, in the case of any transfer or conveyance of the Assets securing any of the Notes, such Notes, (B) the Trustee continues to have a valid perfected first priority security interest in the Assets securing, in the case of a consolidation or merger of the Issuer, all of the Notes, or, in the case of any transfer or conveyance of the Assets securing any of the Notes, such Notes and (C) such other matters as the Trustee, each Hedge Counterparty, the Collateral Manager or any Noteholder may reasonably require;

          (v) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (vi) the Issuer shall have delivered to the Trustee, the Preferred Shares Paying Agent, each Hedge Counterparty, the Collateral Manager and each Noteholder, an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with;

          (vii) the Issuer has received advice from Cadwalader, Wickersham & Taft LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that the Issuer or the Person referred to in clause (a) either will (a) be treated as a Qualified REIT Subsidiary or (b) not be treated as a foreign corporation engaged in a U.S. trade or business or otherwise subject to U.S. federal income tax on a net income tax basis;

          (viii) the Issuer has received advice from Cadwalader, Wickersham & Taft LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that such action will not adversely affect the tax treatment of the Noteholders as described in the Offering Memorandum under the heading "Certain U.S. Federal Income Tax Considerations" to any material extent; and

          (ix) after giving effect to such transaction, the Issuer shall not be required to register as an investment company under the Investment Company Act.

          (b) The Co-Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its assets to any Person, unless no Notes remain Outstanding or:

          (i) the Co-Issuer shall be the surviving entity, or the Person (if other than the Co-Issuer) formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the assets of the Co-Issuer are transferred shall be a company organized and existing under the laws of Delaware or such other jurisdiction approved by a Majority of the Controlling Class and each Hedge Counterparty; provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of formation pursuant to Section 7.4; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and in the case of the Class A-1AR Notes, the Class A-1AR Commitment Fee, and the performance and observance of every covenant of this Indenture on the part of the Co-Issuer to be performed or observed, all as provided herein;

          (ii) (A) each Rating Agency shall have been notified in writing of each proposed consolidation or merger of the Co-Issuer and the Trustee shall have received written confirmation from each Rating Agency that the ratings issued with respect to each Class of Notes shall not be reduced or withdrawn as a result of the consummation of such transaction and (B) so long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented to the consummation of such transaction;

          (iii) if the Co-Issuer is not the surviving entity, the Person formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the assets of the Co-Issuer are transferred shall have agreed with the Trustee (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Co-Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of its assets to any other Person except in accordance with the provisions of this Section 7.10;

          (iv) if the Co-Issuer is not the surviving entity, the Person formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the assets of the Co-Issuer are transferred shall have delivered to the Trustee and each Rating Agency an Officer's Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(b)(i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); such other matters as the Trustee or any Noteholder may reasonably require;

          (v) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (vi) the Co-Issuer shall have delivered to the Trustee, the Preferred Shares Paying Agent, each Hedge Counterparty and each Noteholder an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with and that no adverse tax consequences will result therefrom to the Holders of the Notes, each Hedge Counterparty or the Preferred Shareholders; and

          (vii) after giving effect to such transaction, the Co-Issuer shall not be required to register as an investment company under the Investment Company Act.

          Section 7.11 Successor Substituted.

          Upon any consolidation or merger, or transfer or conveyance of all or substantially all of the assets of the Issuer or the Co-Issuer, in accordance with Section 7.10 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer or the Co-Issuer), or the Person to which such consolidation, merger, transfer or conveyance is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Co-Issuer, as the case may be, under this Indenture with the same effect as if such Person had been named as the Issuer or the Co-Issuer, as the case may be, herein. In the event of any such consolidation, merger, transfer or conveyance, the Person named as the "Issuer" or the "Co-Issuer" in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article 7 may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

          Section 7.12 No Other Business.

          The Issuer shall not engage in any business or activity other than issuing and selling the Notes pursuant to this Indenture and any supplements thereto, issuing its ordinary shares and issuing and selling the Preferred Shares in accordance with its Governing Documents, entering into any Hedge Agreement, the Collateral Management Agreement, and acquiring, owning, holding, disposing of and pledging the Assets in connection with the Notes and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Co-Issuer shall not engage in any business or activity other than issuing and selling the Notes pursuant to this Indenture and any supplements thereto and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

          Section 7.13 Reporting.

          At any time when the Issuer and/or the Co-Issuer is not subject to
Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Issuer and/or the Co-Issuer shall promptly furnish or cause to be furnished "Rule 144A Information" (as defined below) to such Holder or beneficial owner, to a prospective purchaser of such Note designated by such Holder or beneficial owner or to the Trustee for delivery to such Holder or beneficial owner or a prospective purchaser designated by such Holder or beneficial owner, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Holder or beneficial owner. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto). The Trustee shall reasonably cooperate with the Issuer and/or the Co-Issuer in mailing or otherwise distributing (at the Issuer's expense) to such Noteholders or prospective purchasers, at and pursuant to the Issuer's and/or the Co-Issuer's written direction the foregoing materials prepared by or on behalf of the Issuer and/or the Co-Issuer; provided, however, that the Trustee shall be entitled to prepare and affix thereto or enclose therewith reasonable disclaimers to the effect that such Rule 144A Information was not assembled by the Trustee, that the Trustee has not reviewed or verified the accuracy thereof, and that it makes no representation as to such accuracy or as to the sufficiency of such information under the requirements of Rule 144A or for any other purpose.

          Section 7.14 Calculation Agent.

          (a) The Issuer and the Co-Issuer hereby agree that for so long as any Notes remain Outstanding there shall at all times be an agent appointed to calculate LIBOR in respect of each Interest Accrual Period in accordance with the terms of Schedule J attached hereto (the "Calculation Agent"). The Issuer and the Co-Issuer initially have appointed the Trustee as Calculation Agent for purposes of determining LIBOR for each Interest Accrual Period. The Calculation Agent may be removed by the Issuer at any time. The Calculation Agent may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Collateral Manager, each Hedge Counterparty, the Class A-1AR Note Agent, the Noteholders and each Rating Agency. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer in respect of any Interest Accrual Period, the Issuer and the Co-Issuer shall, with the prior written consent of each Hedge Counterparty and the Class A-1AR Note Agent, promptly appoint as a replacement Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market and which does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed, and shall promptly inform the Hedge Counterparty and the Class A-1AR Note Agent of any such appointment. If no successor Calculation Agent shall have been appointed within 30 days after giving of a notice of resignation, the resigning Calculation Agent, each Hedge Counterparty, the Class A-1AR Note Agent, a Majority of the Notes or any Holder of a Note, on behalf of himself and all others similarly situated, may petition a court of competent jurisdiction for the appointment of a successor Calculation Agent.

          (b) The Calculation Agent shall be required to agree that, as soon as practicable after 11:00 a.m. (London time) on each LIBOR Determination Date (as defined in Schedule J attached hereto), but in no event later than 11:00 a.m. (New York time) on the London Banking Day immediately following each LIBOR Determination Date, the Calculation Agent shall calculate (x) LIBOR for the next Interest Accrual Period and (y) the amount of interest for such Interest Accrual Period payable in respect of each $1,000 principal amount of each Class of Notes (rounded to the nearest cent, with half a cent being rounded upward) on the related Payment Date, and will communicate such rates and amounts to the Issuer, the Co-Issuer, the Trustee, the Collateral Manager, the Paying Agent, each Hedge Counterparty and, if any

Note is in the form of a Regulation S Global Security, to Euroclear and Clearstream, Luxembourg. The Calculation Agent shall also specify to the Issuer and the Co-Issuer the quotations upon which LIBOR is based, and in any event the Calculation Agent shall notify the Issuer and the Co-Issuer before 5:00 p.m. (New York time) on each LIBOR Determination Date if it has not determined and is not in the process of determining LIBOR and the Interest Distribution Amounts for each Class of Notes, together with the reasons therefor. The determination of the Class A-1A Rate, Class A-1AR Rate, Class A-2 Rate, Class B Rate, Class C Rate, Class D Rate, Class E Rate, Class F Rate, Class G Rate and Class H Rate and the related Class A-1A Interest Distribution Amount, Class A-1AR Interest Distribution Amount, Class A-2 Interest Distribution Amount, Class B Interest Distribution Amount, Class C Interest Distribution Amount, Class D Interest Distribution Amount, Class E Interest Distribution Amount, Class F Interest Distribution Amount, Class G Interest Distribution Amount and Class H Interest Distribution Amount, respectively, by the Calculation Agent shall, absent manifest error, be final and binding on all parties.

          Section 7.15 Maintenance of Listing.

          (a) For so long as any of the Notes remain Outstanding, the Issuer and Co-Issuer shall use all reasonable efforts to arrange and maintain the listing of the Notes (other than the Class A-1AR Notes) on the Irish Stock Exchange.

          (b) If the Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange, the Issuer shall:

          (i) in each calendar year commencing in 2007, request from the Irish Stock Exchange a waiver of the Irish Stock Exchange's requirement to publish annual reports and accounts;

          (ii) submit to the Irish Stock Exchange draft copies of any proposed amendments to the Governing Documents which would affect the rights of the Holders of the Notes listed on the Irish Stock Exchange;

          (iii) pay the annual fee for listing the Notes (other than the Class A-1AR Notes) on the Irish Stock Exchange, if any; and

          (iv) inform the Irish Stock Exchange if the rating assigned to any of the Notes is reduced or withdrawn.

          (c) All notices, documents, reports and other announcements delivered to such Company Announcements Office shall be in the English language.

          (d) Notwithstanding the foregoing, if the Collateral Manager on behalf of the Co-Issuers determines that the maintenance of the listing of any Class of Notes on the Irish Stock Exchange (or any alternative listing on another securities exchange) is unduly onerous or burdensome, the Co-Issuers will have the right to cause such Class of Notes to be delisted from the Irish Stock Exchange (or such other securities exchange). If any such delisting occurs with respect to such Class, the Issuer shall use reasonable efforts to apply for the alternative listing of such Class on such other securities exchange as the Collateral Manager on behalf of the Issuer may choose, except to the extent that the Collateral Manager determines on behalf of the Issuer that obtaining or maintaining such alternative listing would itself be unduly onerous or burdensome. Without limiting the Collateral Manager's discretion with respect to any determination that maintaining or obtaining a listing is unduly onerous or burdensome, the Collateral Manager may take into account various factors, including any requirement, resulting from a listing, that either Co-Issuer prepare financial statements of any particular kind or provide additional disclosure of any particular kind, in each case including any such requirement arising out of disclosure or transparency directives of the European Union or any other law or governmental rule.

          Section 7.16 Purchase of Assets.

          The Issuer (or the Collateral Manager on behalf of the Issuer) shall use commercially reasonable efforts to invest Principal Proceeds, any remaining Deposit and any Reinvestment Income during the Ramp-Up Period in Collateral Debt Securities in accordance with the provisions hereof. Subject to the provisions of this Section 7.17, Principal Proceeds, all or any portion of any remaining Deposit and any Reinvestment Income thereon may be applied prior to the Effective Date to purchase Collateral Debt Securities (which shall be, and hereby are, Granted to the Trustee pursuant to the Granting Clause of this Indenture) for inclusion in the Assets upon receipt by the Trustee of an Issuer Order executed by the Issuer (or the Collateral Manager on behalf of the Issuer) with respect thereto directing the Trustee to pay out the amount specified therein against delivery of the Collateral Debt Security specified therein and a certificate of an Authorized Officer of the Issuer (or the Collateral Manager), dated as of the trade date, and delivered to the Trustee on or prior to the date of such purchase and Grant, to the effect that the criteria set forth below in this Section 7.17 will be satisfied (such criteria to be applied as of the trade date) after giving effect to such purchase and Grant of the Collateral Debt
Securities:

          (a) the Eligibility Criteria are met with respect to the Collateral Debt Securities purchased;

          (b) the Reinvestment Criteria are satisfied after giving effect to such investment; and

          (c) the procedures relating to the perfection of the Trustee's security interest in the Collateral Debt Securities described in this Indenture have been satisfied.

          Section 7.17 Effective Date Actions.

          (a) The Issuer (or the Collateral Manager on behalf of the Issuer) shall cause to be delivered to the Trustee and each Rating Agency on the Effective Date an amended Schedule of Closing Date Collateral Debt Securities listing all Collateral Debt Securities Granted to the Trustee pursuant to
Section 7.17 on or before the Effective Date and included in the Assets on the Effective Date, which schedule shall supersede any prior Schedule of Closing Date Collateral Debt Securities delivered to the Trustee.

          (b) Within ten Business Days after the Effective Date, the Issuer (or the Collateral Manager on behalf of the Issuer) shall request each Rating Agency rating a Class of

Notes to confirm within 20 Business Days after the Effective Date, and to so notify in writing the Trustee and any Hedge Counterparty, that it has not reduced or withdrawn the ratings assigned by it on the Closing Date to such Class of Notes. If, within 20 Business Days after the Effective Date, any rating assigned as of the Closing Date to any Class of Notes has not been confirmed, or is reduced or withdrawn, the Collateral Manager may, on behalf of the Issuer, within ten Business Days, provide to such Rating Agency a proposal (a "Proposal") with respect to the Collateral Debt Securities. If such Rating Agency does not accept the Proposal, or the Collateral Manager, on behalf of the Issuer, elects not to submit a Proposal, a "Rating Confirmation Failure" shall have occurred. If such Rating Agency accepts the Proposal, a Rating Confirmation Failure shall not be deemed to have occurred unless and until the Collateral Manager fails to meet the conditions set forth in the Proposal in accordance with the time requirements set forth in such Proposal. Within ten Business Days after the conditions set forth in the Proposal have been satisfied, the Issuer shall be required to request a Rating Confirmation. If the relevant Rating Agency does not confirm its ratings, a Rating Confirmation Failure shall have occurred. If a Rating Confirmation Failure occurs, on the first Payment Date thereafter, (i) as provided in Section 10.4, all amounts remaining on deposit in the Unused Proceeds Account, (ii) as provided in Section 11.1(a)(i), all Interest Proceeds remaining after payment of the amounts referred to in clauses
(1) through (23) of Section 11.1(a)(i) and (iii) as provided in Section 11.1(a)(ii), all Principal Proceeds remaining after payment of the amounts referred to in clauses (1) through (6) of Section 11.1(a)(ii), in each case will be used to pay principal of each such Class of Notes, in each case sequentially in accordance with the Priority of Payments, until each such rating is confirmed or reinstated or such Class of Notes has been paid in full (and, in the case of the Class A-1AR Notes, the Class A-1AR Commitments have been reduced to zero).

          (c) The Collateral Manager on behalf of the Issuer shall cause to be delivered to the Trustee, each Hedge Counterparty and each Rating Agency, within six Business Days after the Effective Date, an Accountants' Report, dated as of the Effective Date, confirming that the Collateral Quality Tests and the Coverage Tests have been satisfied and that the Collateral Debt Securities (together with the Aggregate Class A-1AR Undrawn Amount) have an aggregate par amount (or, in the case of the Aggregate Class A-1AR Undrawn Amount, an aggregate dollar amount) equal to at least the Minimum Ramp-Up Amount and certifying the procedures applied and such accountants' associated findings with respect to the Eligibility Criteria and specifying the procedures undertaken by them to review data and computations relating to such information. The Collateral Manager may on any date, prior to the 270th day following the Closing Date or the purchase of Collateral Debt Securities (together with the Aggregate Class A-1AR Undrawn Amount) having an aggregate par amount equal to the Minimum Ramp-Up Amount, upon written notice to the Trustee, the Class A-1AR Note Agent, the Issuer and the Co-Issuer and each Rating Agency (with a copy to each Hedge Counterparty), declare that the Effective Date shall occur on the date specified in such notice; provided that each of the Collateral Quality Tests and the Coverage Tests will be satisfied as of such Effective Date, the Rating Agency Condition has been satisfied and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented. The Issuer (or the Collateral Manager on behalf of the Issuer) shall cause to be delivered to S&P on the Effective Date a Microsoft Excel file that provides all of the inputs required to determine whether the S&P CDO Monitor Test has been satisfied.

          Section 7.18 REIT Status.


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

          The Arbor Parent shall not take any action that results in the Issuer failing to qualify as a Qualified REIT Subsidiary of the Arbor Parent for federal income tax purposes, unless (A) based on an Opinion of Counsel, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than Arbor Parent, or (B) based on an Opinion of Counsel, the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.

                                    ARTICLE 8

                             SUPPLEMENTAL INDENTURES

          Section 8.1 Supplemental Indentures Without Consent of
Securityholders.

          Without the consent of the Holders of any Notes or any Preferred Shareholders, the Issuer, the Co-Issuer, when authorized by Board Resolutions, and the Trustee, with the written consent of each Hedge Counterparty delivered to the Issuer, the Co-Issuer and the Trustee, and, at any time and from time to time subject to the requirement provided below in this Section 8.1, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Issuer or the Co-Issuer and the assumption by any such successor Person of the covenants of the Issuer or the Co-Issuer herein and in the Notes;

          (b) to add to the covenants of the Issuer, the Co-Issuer or the Trustee for the benefit of the Holders of the Notes, Preferred Shareholders, each Hedge Counterparty or to surrender any right or power herein conferred upon the Issuer or the Co-Issuer, as applicable;

          (c) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or add to the conditions, limitations or restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of the Notes;

          (d) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Sections 6.9, 6.10 and 6.12 hereof;

          (e) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations) or to subject to the lien of this Indenture any additional property;

          (f) to modify the restrictions on and procedures for resales and other transfers of Notes to reflect any changes in applicable law or regulation (or the interpretation thereof) or to


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enable the Issuer and the Co-Issuer to rely upon any exemption from registration under the Securities Act, the Exchange Act or the Investment Company Act or to remove restrictions on resale and transfer to the extent not required thereunder;

          (g) to accommodate the issuance, if any, of Notes in global or book-entry form through the facilities of the Depository or otherwise;

          (h) otherwise to correct any inconsistency or cure any ambiguity or mistake;

          (i) to take any action commercially reasonably necessary or advisable to prevent the Issuer from failing to qualify as a Qualified REIT Subsidiary or to prevent the Issuer, the Holders of the Notes, the Holders of the Preferred Shares or the Trustee from being subject to withholding or other taxes, fees or assessments or otherwise subject to U.S. federal, state, local or foreign income or franchise tax on a net income tax basis; and

          (j) to conform this Indenture to the provisions described in the Offering Memorandum (or any supplement thereto).

          The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise, except to the extent required by law.

          If any Class of Notes is Outstanding and rated by a Rating Agency, the Trustee shall not enter into any such supplemental indenture unless the Rating Agency Condition has been satisfied, the notice of which may be in electronic form, and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents. At the cost of the Issuer, for so long as any Class of Notes shall remain Outstanding and is rated by a Rating Agency, the Trustee shall provide to such Rating Agency a copy of any proposed supplemental indenture at least 15 days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation, which may be in electronic form, that such Rating Agency will not, as a result of such supplemental indenture, cause the rating of any such Class of Notes to be reduced or withdrawn, and, as soon as practicable after the execution by the Trustee, the Issuer and the Co-Issuer of any such supplemental indenture, provide to such Rating Agency a copy of the executed supplemental indenture.

          The Trustee shall not enter into any such supplemental indenture if
(i) as a result of such supplemental indenture, the interests of any Holder of Securities would be materially and adversely affected thereby, unless the Majority of each and every Class of Notes or the Preferred Shares so affected have approved such supplemental indenture or (ii) such action would adversely affect the tax treatment of the Holders of the Notes as described in the Offering Memorandum under the heading "Certain U.S. Federal Income Tax Considerations" to any material extent or otherwise cause any of the statements described in the Offering Memorandum under the heading "Certain U.S. Federal Income Tax Considerations" to be inaccurate or incorrect to any material extent. The Trustee shall be entitled to rely upon (i) the receipt of notice, which may be in electronic form, that the Rating Agency Condition has been satisfied and


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

(ii) receipt of an Officer's Certificate of the Collateral Manager in determining whether or not the Holders of Securities would be adversely affected by such change (after giving notice of such change to the Holders of Securities). Such determination shall be conclusive and binding on all present and future Holders of Securities. The Trustee shall not be liable for any such determination made in good faith and in reliance upon such Officer's Certificate.

          Furthermore, the Trustee shall not enter into any such supplemental indenture unless the Trustee has received an Opinion of Counsel from Cadwalader, Wickersham & Taft LLP or other nationally recognized U.S. tax counsel experienced in such matters that the proposed supplemental indenture will not cause the Issuer to (x) fail to be treated as a Qualified REIT Subsidiary or (y) otherwise be treated as a foreign corporation that is engaged in a trade or business in the United States for U.S. federal income tax purposes.

          Section 8.2 Supplemental Indentures with Consent of Securityholders.

          Except as set forth below, the Trustee and the Co-Issuers may enter into one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Holders of any Class of Notes or the Preferred Shares under this Indenture only (x) with the written consent of (a) the Holders of a Majority in Aggregate Outstanding Amount of the Notes of each Class materially and adversely affected thereby (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them) and the Holder of Preferred Shares if materially and adversely affected thereby, by Act of said Securityholders delivered to the Trustee and the Co-Issuers, and (b) the consent of each Hedge Counterparty (to the extent required by the related Hedge Agreement), and (c) the Class A-1AR Note Agent if it is materially and adversely affected thereby, and (y) subject to satisfaction of the Rating Agency Condition, notice of which may be in electronic form, and, so long as MBIA is deemed to be the Controlling Class hereunder, the consent of MBIA. Unless the Trustee is notified (after giving 15 Business Days' notice of such change to the Holders of each Class of Notes, the Holder of the Preferred Shares, each Hedge Counterparty and the Class A-1AR Note Agent) by Holders of a Majority in Aggregate Outstanding Amount of the Notes of any Class (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them) that such Class of Notes will be materially and adversely affected by the proposed supplemental indenture (and upon receipt of an Officer's Certificate of the Collateral Manager), the interests of such Class and the interests of the Preferred Shares will be deemed not to be materially and adversely affected by such proposed supplemental indenture and the Trustee will be permitted to enter into such supplemental indenture. Such determinations shall be conclusive and binding on all present and future Noteholders. The consent of the Holders of the Preferred Shares shall be binding on all present and future Holders of the Preferred Shares. The Trustee shall not be liable for any such determination made in good faith and in reliance upon an Officer's Certificate of the Collateral Manager.

          Without the consent of (w) each Hedge Counterparty (except to the extent required by the related Hedge Agreement), (x) all of the Holders of each Outstanding Class of Notes adversely affected, and in each such case subject to satisfaction of the Rating Agency Condition, notice of which may be in electronic form, (y) all of the Holders of the Preferred


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

Shares adversely affected thereby and (z) MBIA, so long as MBIA is deemed to be the Controlling Class hereunder, no supplemental indenture may:

          (a) change the Stated Maturity of the principal of or the due date of any installment of interest on any Note or the Class A-1AR Commitment Fee, reduce the principal amount thereof or the Note Interest Rate thereon or the Redemption Price with respect to any Note, change the date of any scheduled distribution on the Preferred Shares, or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change the provisions of this Indenture that apply the proceeds of any Assets to the payment of principal of or interest on Notes or of distributions to the Preferred Shares Paying Agent for the payment of distributions in respect of the Preferred Shares or change any place where, or the coin or currency in which, any Note or the principal thereof or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the applicable Redemption Date);

          (b) reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class or the Notional Amount of Preferred Shares of the Holders thereof whose consent is required for the authorization of any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder or their consequences provided for in this Indenture;

          (c) impair or adversely affect the Assets except as otherwise permitted in this Indenture;

          (d) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Assets or terminate such lien on any property at any time subject hereto or deprive the Holder of any Note, or the Holder of any Preferred Share as an indirect beneficiary, of the security afforded to such Holder by the lien of this Indenture;

          (e) reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose consent is required to request the Trustee to preserve the Assets or rescind the Trustee's election to preserve the Assets pursuant to Section 5.5 or to sell or liquidate the Assets pursuant to Section
5.4 or 5.5 hereof;

          (f) modify any of the provisions of this Section 8.2, except to increase any percentage of Outstanding Notes whose holders' consent is required for any such action or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (g) modify the definition of the term "Outstanding" or the provisions of Section 11.1 or Section 13.1 hereof; or

          (h) modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal on any Note or the payment of the Class A-1AR Commitment Fee on any Payment Date or of distributions to the Preferred Shares Paying Agent for the payment of distributions in respect of the Preferred Shares on any Payment Date (or any other date) or to affect the rights of the Holders of Securities to the benefit of any provisions for the redemption of such Securities contained herein;

provided, however, that no supplemental indenture may reduce the permitted minimum denominations of the Notes or modify any provisions regarding limited recourse or non-petition covenants with respect to the Issuer and the Co-Issuer.

          If any Class of Notes is Outstanding and rated by a Rating Agency, the Trustee shall not enter into any such supplemental indenture unless the Rating Agency Condition is satisfied with respect thereto, the notice of which may be in electronic form, and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents. At the cost of the Issuer, for so long as any Class of Notes shall remain Outstanding and is rated by a Rating Agency, the Trustee shall provide to such Rating Agency a copy of any proposed supplemental indenture at least 15 days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation, which may be in electronic form, that such Rating Agency will not, as a result of such supplemental indenture, cause the rating of any such Class of Notes to be reduced or withdrawn.

          The Trustee shall be entitled to rely upon an Opinion of Counsel provided by and at the expense of the party requesting such supplemental indenture in determining whether or not the Holders of Securities would be adversely affected by such change (after giving notice of such change to the Holders of Securities). Such determination shall be conclusive and binding on all present and future Holders of Securities. The Trustee shall not be liable for any such determination made in good faith and in reliance upon an Opinion of Counsel delivered to the Trustee as described in Section 8.3 hereof.

          It shall not be necessary for any Act of Securityholders under this
Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer, the Co-Issuer and the Trustee of any supplemental indenture pursuant to this Section 8.2, the Trustee, at the expense of the Issuer, shall mail to the Securityholders, the Class A-1AR Note Agent, each Hedge Counterparty, the Preferred Shares Paying Agent, the Collateral Manager, and, so long as the Notes are Outstanding and so rated, each Rating Agency a copy thereof based on an outstanding rating. Any failure of the Trustee to publish or mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 8.3 Execution of Supplemental Indentures.

          In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article 8 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. The

Collateral Manager will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten Business Days prior to the execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Collateral Manager adversely affect the Collateral Manager, the Collateral Manager shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Collateral Manager gives written consent to the Trustee and the Issuer to such amendment. The Issuer and the Trustee shall give written notice to the Collateral Manager of any amendment made to this Indenture pursuant to its terms. In addition, the Collateral Manager's written consent shall be required prior to any amendment to this Indenture by which it is adversely affected.

          Section 8.4 Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article 8, this Indenture shall be modified in accordance therewith, such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Notes theretofore and thereafter authenticated and delivered hereunder, and every Holder of Preferred Shares, shall be bound thereby.

          Section 8.5 Reference in Notes to Supplemental Indentures.

          Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 8 may, and if required by the Trustee shall, bear a notice in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Co-Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Trustee and the Issuer and the Co-Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and the Co-Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

          Section 8.6 Certain Consents Required for all Supplemental Indentures.

          Notwithstanding anything in this Article 8 to the contrary, so long as MBIA is deemed to be the Controlling Class hereunder, the Issuer, the Co-Issuer and the Trustee shall not enter into any supplemental indenture without obtaining the consent of MBIA (such consent not to be unreasonably withheld or delayed); provided that, if MBIA does not object to such supplemental indenture within 14 days after notice is given and all applicable conditions set forth in this Section 8 are satisfied, such Holders will be deemed to have consented to such supplemental indenture.

                                    ARTICLE 9

                 REDEMPTION OF SECURITIES; REDEMPTION PROCEDURES

          Section 9.1 Clean-up Call; Tax Redemption and Optional Redemption.

          (a) The Notes may be redeemed by the Issuer at the option of and at the direction of the Collateral Manager (such redemption, a "Clean-up Call"), in whole but not in


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

part, at a price equal to the applicable Redemption Prices on any Payment Date (the "Clean-up Call Date") on or after the Payment Date on which the Aggregate Outstanding Amount of the Notes has been reduced to 10% of the Aggregate Outstanding Amount of the Notes on the Closing Date; provided that any payments due and payable upon a termination of each Hedge Agreement will be made on the Clean-up Call Date in accordance with the terms thereof and this Indenture; provided, further, that the funds available to be used for such Clean-up Call will be sufficient to pay the Total Redemption Price.

          (b) The Notes and the Preferred Shares shall be redeemable, in whole but not in part, by Act of a Majority of the Preferred Shares delivered to the Trustee, on the Payment Date (the "Tax Redemption Date") following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices (such redemption, a "Tax Redemption"); provided that any payments due and payable upon a termination of each Hedge Agreement will be made in accordance with the terms thereof and this Indenture; provided, further, that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price. Upon the occurrence of a Tax Event, the Issuer and the Co-Issuer, at the direction of the Collateral Manager shall provide written notice thereof to the Trustee, the Irish Paying Agent (for so long as any Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange), each Hedge Counterparty, the Class A-1AR Note Agent and each Rating Agency.

          (c) The Notes and the Preferred Shares shall be redeemable, in whole but not in part, at a price equal to the applicable Redemption Prices, on any Payment Date after the end of the Non-call Period, at the direction of the Issuer (such redemption, an "Optional Redemption") by Act of a Majority of the Preferred Shares delivered to the Trustee; provided, however, that any payments due and payable upon a termination of each Hedge Agreement will be made in accordance with the terms thereof and this Indenture; provided, further, that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price. Notwithstanding anything herein to the contrary, the Issuer shall not sell any Asset to the Collateral Manager or any Affiliate of the Collateral Manager other than ARMS Equity in connection with an Optional Redemption.

          (d) The election by the Collateral Manager to redeem the Notes pursuant to a Clean-up Call shall be evidenced by an Officer's Certificate from the Collateral Manager directing the Trustee to make the payment to the Paying Agent of the applicable Redemption Price of all of the Notes to be redeemed from funds in the Payment Account in accordance with the Priority of Payments. In connection with a Tax Redemption, the occurrence of a Tax Event and satisfaction of the Tax Materiality Condition shall be evidenced by an Issuer Order from the Issuer or from the Collateral Manager on behalf of the Issuer certifying that such conditions for a Tax Redemption have occurred. The election by the Collateral Manager to redeem the Notes pursuant to an Optional Redemption shall be evidenced by an Officer's Certificate from the Collateral Manager on behalf of the Issuer certifying that the conditions for an Optional Redemption have occurred.

          (e) A redemption pursuant to Section 9.1(a), 9.1(b) or 9.1(c) shall not occur unless (i) at least six Business Days before the scheduled Redemption Date, (A) the Collateral Manager shall have certified to the Trustee that the Collateral Manager, on behalf of the Issuer, has entered into a binding agreement or agreements with (1) one or more financial institutions whose long-term unsecured debt obligations (other than such obligations whose rating is based on the credit of a person other than such institution) have a credit rating from each Rating Agency at least equal to the highest rating of any Notes then Outstanding or whose short-term unsecured debt obligations have a credit rating of "P-1" by Moody's (as long as the term of such agreement is 90 days or less) and "A-1" by S&P or (2) one or more Affiliates of the Collateral Manager, to sell all or part of the Pledged Obligations not later than the Business Day immediately preceding the scheduled Redemption Date or (B) the Trustee shall have received written confirmation that the method of redemption satisfies the Rating Agency Condition and so, long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented (ii) the related Sale Proceeds (in immediately available funds), together with all other available funds (including proceeds from the sale of the Assets, Eligible Investments maturing on or prior to the scheduled Redemption Date, all amounts in the Collection Accounts and available Cash), shall be an aggregate amount sufficient to pay all amounts, payments, fees and expenses in accordance with the Priority of Payments due and owing on such Redemption Date.

          Section 9.2 Auction Call Redemption.

          (a) During the period from and including the Payment Date occurring in January 2017 and to but not including the first Payment Date on which the Clean-up Call may be exercised (the "Auction Call Period"), the Securities shall be redeemed by the Issuer, in whole but not in part, at their applicable Redemption Prices if a Successful Auction is completed (such redemption, an "Auction Call Redemption"); provided that any payments due and payable upon a termination of each Hedge Agreement will be made on the Auction Call Redemption Date in accordance with the terms thereof and this Indenture; and provided, further, that the funds available to be used for such Auction Call Redemption will be sufficient to pay the Total Redemption Price. An Auction Call Redemption may occur only on a Payment Date occurring in January or April during the Auction Call Period (such Payment Date, the "Auction Call Redemption Date").

          (b) The Trustee shall sell and transfer the Collateral Debt Securities to the highest bidder for all of the Collateral Debt Securities (or to each highest bidder for one or more (but not all) of the Collateral Debt Securities), at the Auction, as long as:

          (i) the Auction has been conducted in accordance with the Auction Procedures, as evidenced by a certification of the Collateral Manager;

          (ii) at least one bidder delivers to the Collateral Manager a bid (which bid may be based upon a fixed spread above or below a generally recognized price index) for (x) the purchase of all of the Collateral Debt Securities or (y) the purchase of each Collateral Debt Security (which bid may be for one or more (but not all) of the Collateral Debt Securities);

          (iii) based on the Collateral Manager's certification to the Trustee of the amount of the Cash purchase price of each bid, the Trustee, in consultation with the Collateral Manager, determines that the Highest Auction Price would result in a Cash purchase price for the Collateral Debt Securities which, together with the balance of all

     Eligible Investments and Cash in the Collection Accounts, the Payment Account and the Expense Account, will be at least equal to the Total Redemption Price; and

          (iv) each bidder who offered the Highest Auction Price for all of the Collateral Debt Securities or for one or more of the Collateral Debt Securities enters into a written agreement with the Issuer (which the Issuer shall execute if the conditions set forth in clauses (i) through
     (iii) above are satisfied) obligating the highest bidder for all of the Collateral Debt Securities (or the highest bidder for one or more (but not all) of the Collateral Debt Securities) to purchase all (either individually or together with other bidders, as applicable) of the Collateral Debt Securities with the closing of such purchase (and full payment in Cash to the Trustee) to occur on or before the 10th Business Day prior to the scheduled Redemption Date.

          (c) If any of the foregoing conditions is not met with respect to any Auction, or if the highest bidder or the Collateral Manager, as the case may be, fails to pay the purchase price on or before the sixth Business Day following the relevant Auction Date, (i) the Auction Call Redemption shall not occur on the Payment Date following the relevant Auction Date, (ii) the Trustee shall give notice of the withdrawal pursuant to Section 9.3, (iii) subject to subclause (iv) below, the Trustee shall decline to consummate such sale and shall not solicit any further bids or otherwise negotiate any further sale of Collateral Debt Securities in relation to such Auction and (iv) unless the Notes and the Preferred Shares are redeemed in full prior to the next succeeding Auction Date, or the Collateral Manager notifies the Trustee that market conditions are such that such Auction is not likely to be successful, the Trustee shall conduct another Auction on the next succeeding Auction Date.

          Section 9.3 Notice of Redemption.

          (a) In connection with an Optional Redemption, a Clean-up Call or a Tax Redemption pursuant to Section 9.1 or an Auction Call Redemption pursuant to
Section 9.2, the Trustee on behalf of the Issuer and the Co-Issuer shall (i) set the applicable Record Date and (ii) at least 45 days prior to the proposed Redemption Date, notify the Collateral Manager, each Hedge Counterparty, the Class A-1AR Note Agent, the Rating Agencies and each Preferred Shareholder at such Preferred Shareholder's address in the register maintained by the Share Registrar, of such proposed Redemption Date, the applicable Record Date, the principal amount of Notes to be redeemed on such Redemption Date and the Redemption Price of such Notes in accordance with Section 9.1 or Section 9.2. The Redemption Price shall be determined no earlier than 60 days prior to the proposed Redemption Date.

          (b) Any such notice of an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption may be withdrawn by the Issuer and the Co-Issuer at the direction of the Collateral Manager up to the fourth Business Day prior to the scheduled Redemption Date by written notice to the Trustee, the Class A-1AR Note Agent, the Irish Paying Agent (for so long as any Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange), the Class A-1AR Note Agent, each Hedge Counterparty, to each Holder of Notes to be redeemed, and the Collateral Manager only if (i) in the case of an Optional Redemption, a Clean-up Call or a Tax Redemption the Collateral Manager is unable to deliver the sale agreement or agreements or certifications referred to in Section 9.1(e), as the case may be or (ii)


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

in the case of an Auction Call Redemption, the Auction is unable to be consummated pursuant to the Auction Procedures.

          Section 9.4 Notice of Redemption or Maturity by the Issuer.

          Notice of redemption pursuant to Section 9.1, Section 9.2 or the Maturity of any Notes shall be given by first class mail, postage prepaid, mailed not less than ten Business Days (or four Business Days where the notice of an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption is withdrawn pursuant to Section 9.3(b)) prior to the applicable Redemption Date or Maturity, to each Holder of Notes to be redeemed, at its address in the Notes Register.

          All notices of redemption shall state:

          (a) the applicable Redemption Date;

          (b) the applicable Redemption Price;

          (c) that all the Notes are being paid in full and all Class A-1AR Commitments shall terminate, and that interest on the Notes shall cease to accrue on the Redemption Date specified in the notice; and

          (d) the place or places where such Notes to be redeemed in whole are to be surrendered for payment of the Redemption Price which shall be the office or agency of the Paying Agent as provided in Section 7.2.

          Notice of redemption shall be given by the Issuer and Co-Issuer, or at their request, by the Trustee in their names, and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Notes. In addition, so long as any Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange, notice of redemption or Maturity shall be published in the Irish Stock Exchange's Daily Official List or as otherwise required by the rules of the Irish Stock Exchange not less than ten Business Days prior to the applicable Redemption Date or Maturity.

          Section 9.5 Notes Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and all Class A-1AR Commitments shall terminate on such date, and from and after the Redemption Date (unless the Issuer shall Default in the payment of the Redemption Price and accrued interest thereon) the Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Note to be redeemed, the Holder shall present and surrender such Note at the place specified in the notice of redemption on or prior to such Redemption Date; provided, however, that if there is delivered to the Issuer, the Co-Issuer and the Trustee such security or indemnity as may be required by them to hold each of them harmless (an unsecured indemnity agreement delivered to the Issuer, the Co-Issuer and the Trustee by an institutional investor with a net worth of at least $200,000,000 being deemed to satisfy such security or indemnity


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requirement) and an undertaking thereafter to surrender such Note, then, in the absence of notice to the Issuer, the Co-Issuer and the Trustee that the applicable Note has been acquired by a bona fide purchaser, such final payment shall be made without presentation or surrender. Payments of interest on Notes of a Class so to be redeemed whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such at the close of business on the relevant Record Date according to the terms and provisions of Section 2.7(n).

          If any Note called for redemption shall not be paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Note Interest Rate for each successive Interest Accrual Period the Note remains Outstanding.

          Section 9.6 Mandatory Redemption.

          On any Payment Date on which any of the Coverage Tests applicable to any Class of Notes is not satisfied as of the most recent Measurement Date on or after the Effective Date, the Notes shall be redeemed (a "Mandatory Redemption"), first from Interest Proceeds, net of amounts set forth in Section 11.1(a)(i)(1) through (5), and then from Principal Proceeds, net of amounts set forth in clause (1) of Section 11.1(a)(ii), in an amount necessary, and only to the extent necessary, to cause each of the Coverage Tests to be satisfied (and the Class A-1AR Commitments will be reduced simultaneously as described in
Section 18.1(e)); provided that, to the extent that the sum of all Class A-1AR Commitments is reduced to an amount less than the Minimum Class A-1AR Commitment, a portion of the Interest Proceeds and/or Principal Proceeds that are available for distribution shall be deposited into the Delayed Funding Obligations Account until the Aggregate Class A-1AR Undrawn Amount equals the Minimum Class A-1AR Commitment. Further, each Hedge Agreement will be terminated in part in accordance with the terms thereof and any payments due and payable on the Hedge Agreement in connection with the termination of the Hedge Agreement will be made on such Payment Date in accordance with the terms thereof and this Indenture, including satisfaction of the Rating Agency Condition and so long as MBIA is deemed to be the Controlling Class hereunder, the consent of MBIA. Such Principal Proceeds and Interest Proceeds shall be applied to each of the Outstanding Classes of Notes in accordance with its relative seniority in accordance with the Priority of Payments. On or promptly after such Mandatory Redemption, the Issuer and the Co-Issuer shall certify or cause to be certified to each of the Rating Agencies and the Trustee whether the Coverage Tests have been met.

          Section 9.7 Special Amortization.

          The Notes may be amortized in part by the Issuer (at the election and direction of the Collateral Manager) if, at any time during the Reinvestment Period, the Collateral Manager has been unable to identify Collateral Debt Securities that it determines would be appropriate and would meet the Eligibility Criteria in sufficient amounts to permit the reinvestment of all or a portion of the Principal Proceeds then on deposit in the Principal Collection Account and the amounts on deposit in the Unused Proceeds Account in Substitute Collateral Debt Securities. The Collateral Manager shall notify the Trustee, the Issuer, the Co-Issuer, the Class A-1AR Note Agent, and each Hedge Counterparty (if any) of such election (a "Special Amortization") and the


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amount to be amortized (such amount, the "Special Amortization Amount"). On the first Payment Date following the date on which such notice is given (so long as such notice is given by the related Determination Date), the Special Amortization Amount will be applied to amortize the Notes in accordance with the Priority of Payments (x) on a pro rata basis (based on the Aggregate Outstanding Amount of each Class) among all Classes of Notes (without regard to any Capitalized Interest and assuming for purposes of the Class A-1A/A-1AR Pro Rata Allocation, the Class A-1AR Notes are fully drawn, but allocating the amounts between the Class A-1A Notes and the Class A-1AR Notes, as described in Section 11.1(a)(iii)), if each of the S&P Special Amortization Pro Rata Condition and the Moody's Special Amortization Pro Rata Condition is satisfied with respect to the related Payment Date and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA otherwise consents, the Class A/B Par Value Test has not failed to be satisfied on any prior Determination Date or (y) sequentially among all Classes of Notes if (A) either the S&P Special Amortization Pro Rata Condition or the Moody's Special Amortization Pro Rata Condition is not satisfied with respect to the related Payment Date or, (B) so long as MBIA is deemed to be the Controlling Class hereunder and MBIA does not otherwise consent, the Class A/B Par Value Test has failed to be satisfied on any prior Determination Date; provided that, in the case of the foregoing clause (B), if the Class A/B Par Value Test has failed to be satisfied on any prior Determination Date and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA does not otherwise consent, the Issuer shall be entitled to cure such failure (and effect pro rata amortizations thereafter, subject to satisfaction of any other relevant conditions) by selling one Collateral Debt Security in accordance with the relevant provisions of this Indenture to the extent necessary so that the Class A/B Par Value Test is satisfied after such sale; provided, further, however, if the Class A/B Par Value Test is failed on any Determination Date thereafter, no pro rata Special Amortizations may be effected thereafter. Notwithstanding the foregoing, all amounts representing recoveries in respect of Defaulted Securities will be distributed sequentially in any event, in accordance with Section 11.1(a)(ii)(9). In connection with any Special Amortization, the Class A-1AR Commitments will be reduced simultaneously as described in Section 18.1(e).

                                   ARTICLE 10

                       ACCOUNTS, ACCOUNTINGS AND RELEASES

          Section 10.1 Collection of Money; Custodial Account.

          (a) Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all Money and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on the Pledged Obligations in accordance with the terms and conditions of such Pledged Obligations. The Trustee shall segregate and hold all such Money and property received by it in trust for the Secured Parties, and shall apply it as provided in this Indenture.

          (b) The Trustee shall credit all Collateral Debt Securities and Eligible Investments to an account designated as the "Custodial Account."


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          Section 10.2 Collection Accounts.

          (a) The Trustee shall, prior to the Closing Date, establish a segregated trust account which shall be designated as the "Collection Account" (which may be a subaccount of the Custodial Account) and shall consist of two subaccounts, the "Interest Collection Account" and the "Principal Collection Account" (collectively, the "Collection Accounts"), which shall be held in trust in the name of the Trustee for the benefit of the Secured Parties, into which Collection Accounts, as applicable, the Trustee shall from time to time deposit
(i) all amounts, if any, received by the Issuer pursuant to the Hedge Agreements (other than amounts received by the Issuer by reason of an event of default or termination event (each as defined in the related Hedge Agreement) or other comparable event that are required, pursuant to Section 16.1(g) to be used for the purchase by the Issuer of a replacement Hedge Agreement) and amounts held in each Hedge Collateral Account pursuant to Section 16.1(e), (ii) all Sale Proceeds (unless simultaneously reinvested in Substitute Collateral Debt Securities, subject to the Reinvestment Criteria) and (iii) all Interest Proceeds and all Principal Proceeds. In addition, the Issuer may, but under no circumstances shall, be required to, deposit from time to time such Monies in the Collection Accounts as it deems, in its sole discretion, to be advisable. All Monies deposited from time to time in the Collection Accounts pursuant to this Indenture shall be held by the Trustee as part of the Assets and shall be applied to the purposes herein provided. The Collection Accounts shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating at least equal to "A-" or "A2," as applicable, or a short-term debt rating at least equal to "A-1," "P-1" or "F1," as applicable.

          (b) All distributions of principal or interest received in respect of the Assets, and any Sale Proceeds from the sale or disposition of a Collateral Debt Security or other Assets received by the Trustee in Dollars shall be immediately deposited into the Interest Collection Account or the Principal Collection Account, as Interest Proceeds or Principal Proceeds, respectively (unless, in the case of proceeds received from the sale or disposition of any Assets, such proceeds are simultaneously reinvested pursuant to Section 10.2(d) in Substitute Collateral Debt Securities, subject to the Reinvestment Criteria, or in Eligible Investments). In addition, any amounts borrowed under the Class A-1AR Notes in connection with a Special Amortization will be remitted to the Principal Collection Account. Subject to Sections 10.2(d), 10.2(e) and 11.2, all such property, together with any securities in which funds included in such property are or will be invested or reinvested during the term of this Indenture, and any income or other gain realized from such investments, shall be held by the Trustee in the Collection Accounts as part of the Assets subject to disbursement and withdrawal as provided in this Section 10.2. Subject to Section 10.2(e) by Issuer Order (which may be in the form of standing instructions), the Issuer (or the Collateral Manager on behalf of the Issuer) shall at all times direct the Trustee to, and, upon receipt of such Issuer Order, the Trustee shall, invest all funds received into the Collection Accounts during a Due Period, and amounts received in prior Due Periods and retained in the Collection Accounts, as so directed in Eligible Investments having stated maturities no later than the Business Day immediately preceding the next Payment Date. The Trustee, within one Business Day after receipt of any Scheduled Distribution or other proceeds in respect of the Assets which is not Cash, shall so notify the Issuer and the Collateral Manager and the Issuer (or the Collateral Manager on behalf of the Issuer) shall, within five Business Days of receipt of such notice from the Trustee, sell such Scheduled Distribution or other non-Cash proceeds for Cash in an arm's length transaction to a Person which is not an Affiliate of the Issuer or the


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Collateral Manager and deposit the proceeds thereof in the applicable Collection
Account for investment pursuant to this Section 10.2; provided, however, that the Issuer (or the Collateral Manager on behalf of the Issuer) need not sell such Scheduled Distributions or other non-Cash proceeds if it delivers an Officer's Certificate to the Trustee certifying that such Scheduled
Distributions or other proceeds constitute Collateral Debt Securities or Eligible Investments.

          (c) If prior to the occurrence of an Event of Default, the Issuer (or the Collateral Manager on behalf of the Issuer) shall not have given any investment directions pursuant to Section 10.2(b), the Trustee shall seek instructions from the Issuer (or the Collateral Manager on behalf of the Issuer) within three Business Days after transfer of such funds to the applicable Collection Account. If the Trustee does not thereupon receive written instructions from the Issuer (or the Collateral Manager on behalf of the Issuer) within five Business Days after transfer of such funds to the applicable Collection Account, it shall invest and reinvest the funds held in the applicable Collection Account in one or more Eligible Investments described in clause (ii) of the definition of Eligible Investments maturing no later than the Business Day immediately preceding the next Payment Date. If after the occurrence of an Event of Default, the Issuer (or the Collateral Manager on behalf of the Issuer) shall not have given investment directions to the Trustee pursuant to Section 10.2(b) for three consecutive days, the Trustee shall invest and reinvest such Monies as fully as practicable in Eligible Investments described in clause (ii) of the definition of Eligible Investments maturing not later than the earlier of (i) 30 days after the date of such investment or (ii) the Business Day immediately preceding the next Payment Date. All interest and other income from such investments shall be deposited in the applicable Collection Account, any gain realized from such investments shall be credited to the applicable Collection Account, and any loss resulting from such investments shall be charged to the applicable Collection Account. The Trustee shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such applicable Collection Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee or any Affiliate thereof.

          (d) During the Reinvestment Period (and thereafter to the extent necessary to acquire Collateral Debt Securities pursuant to contracts entered into during the Reinvestment Period), the Collateral Manager on behalf of the Issuer may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, reinvest Principal Proceeds in Collateral Debt Securities selected by the Collateral Manager as permitted under and in accordance with the requirements of Article 12 and such Issuer Order.

          (e) The Trustee shall transfer to the Payment Account for application pursuant to Section 11.1(a) and in accordance with the calculations and the instructions contained in the Notes Valuation Report prepared by the Trustee on behalf of the Issuer pursuant to Section 10.11(e), on or prior to the Business Day prior to each Payment Date, any amounts then held in the Collection Accounts other than (i) Interest Proceeds or Principal Proceeds received after the end of the Due Period with respect to such Payment Date and (ii) amounts that the Issuer is entitled to reinvest in accordance with Section 12.2 and which the Issuer so elects to reinvest in accordance with the terms of this Indenture, except that, to the extent that Principal Proceeds in the Principal Collection Account as of such date are in excess of the amounts required to be applied pursuant to the Priority of Payments up to and including the next Payment Date as shown in the Notes Valuation Report with respect to such Payment Date, the Issuer may


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

direct the Trustee to retain such excess amounts in the Principal Collection Account and not to transfer such excess amounts to the Payment Account and the Trustee shall do so.

          Section 10.3 Payment Account.

          The Trustee shall, prior to the Closing Date, establish a single, segregated trust account which shall be designated as the "Payment Account," which shall be held in trust for the benefit of the Secured Parties and over which the Trustee shall have exclusive control and the sole right of withdrawal. Any and all funds at any time on deposit in, or otherwise to the credit of, the Payment Account shall be held in trust by the Trustee for the benefit of the Secured Parties. Except as provided in Sections 11.1 and 11.2, the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be (i) to pay the interest on and the principal of the Notes and make other payments in respect of the Notes in accordance with their terms and the provisions of this Indenture, (ii) to pay the Preferred Shares Paying Agent for deposit into the Preferred Share Distribution Account for distributions to the Preferred Shareholders in accordance with the terms and the provisions of the Preferred Shares Paying Agency Agreement, (iii) upon Issuer Order, to pay other amounts specified therein, and (iv) otherwise to pay amounts payable pursuant to and in accordance with the terms of this Indenture, each in accordance with the Priority of Payments. The Trustee agrees to give the Issuer and the Co-Issuer immediate notice if it becomes aware that the Payment Account or any funds on deposit therein, or otherwise to the credit of the Payment Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. Neither the Issuer nor the Co-Issuer shall have any legal, equitable or beneficial interest in the Payment Account other than in accordance with the Priority of Payments. The Payment Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating by each Rating Agency at least equal to "A-" or "A2," as applicable, or a short-term debt rating by each Rating Agency at least equal to "A-1," "P-1" or "F1," as applicable. Amounts in the Payment Account shall not be invested.

          Section 10.4 Unused Proceeds Account.

          (a) The Trustee shall prior to the Closing Date establish a single, segregated trust account which shall be designated as the "Unused Proceeds Account" which shall be held in trust in the name of the Trustee for the benefit of the Secured Parties, into which the amount specified in Section 3.2(g) shall be deposited. All Monies deposited from time to time in the Unused Proceeds Account pursuant to this Indenture, including, without limitation, any amounts transferred to the Unused Proceeds Account pursuant to Section 10.6(c), shall be held by the Trustee as part of the Assets and shall be applied to the purposes herein provided.

          (b) The Trustee agrees to give the Issuer immediate notice if it becomes aware that the Unused Proceeds Account or any funds on deposit therein, or otherwise to the credit of the Unused Proceeds Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Unused Proceeds Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating by each Rating Agency at least equal to "A-" or "A2," as applicable, or a short-term debt rating at least equal to "A-1," "P-1" or "F1," as applicable.


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          (c) During the Reinvestment Period, amounts on deposit in the Unused
Proceeds Account may or shall be designated by the Collateral Manager as Special Amortization Amounts to be included as Principal Proceeds pursuant to Section
9.7. If the Aggregate Principal Balance (including the Aggregate Class A-1AR Undrawn Amount) of the Collateral Debt Securities exceeds the Minimum Ramp-Up Amount on the Effective Date, amounts remaining on deposit in the Unused Proceeds Account at the end of the Ramp-Up Period (following receipt of Rating Confirmation with respect to the Effective Date) not to exceed an amount equal to 5% of the Deposit may, at the option of the Collateral Manager, be designated as Interest Proceeds. Any such election will be made on a one-time basis and must be made by written notice to the Trustee no later than the 20th Business Day after the Effective Date, which notice shall set forth any such amounts in the Unused Proceeds Account so designated (and any interest or earnings thereon). Upon receipt of such notice, the Trustee shall transfer such amount to the Interest Collection Account (for subsequent transfer to the Payment Account), which will be treated as Interest Proceeds and applied in accordance with the Priority of Payments. Any amounts remaining in the Unused Proceeds Account on the 20th Business Day after the Effective Date, to the extent not designated as Interest Proceeds and provided a Rating Confirmation Failure has not occurred, shall be transferred by the Trustee to the Principal Collection Account (for subsequent transfer to the Payment Account) and treated as Principal Proceeds and applied in accordance with the Priority of Payments.

          (d) If a Rating Confirmation Failure occurs, upon receipt of notice from the Collateral Manager pursuant to Section 7.18, the Trustee shall transfer amounts in the Unused Proceeds Account to the Payment Account for application on the immediately following Payment Date to pay principal of the Notes, first, to the payment of principal of the Class A-1 Notes as described in Section 11.1(a)(iii), second, to the payment of principal of the Class A-2 Notes, third, to the payment of principal of the Class B Notes, fourth, to the payment of principal of the Class C Notes, fifth, to the payment of principal of the Class D Notes, sixth, to the payment of principal of the Class E Notes, seventh, to the payment of principal of the Class F Notes, eighth, to the payment of principal of the Class G Notes and ninth, to the payment of principal of the Class H Notes, in each case until the ratings assigned on the Closing Date to each Class of Notes have been reinstated or such Class has been paid in full. Any excess amount shall be treated as Principal Proceeds and applied in accordance with the Priority of Payments. If no Rating Confirmation Failure occurs, to the extent the Collateral Manager has not identified such amounts as Interest Proceeds pursuant to Section 10.4(c), the Trustee shall transfer the amounts on deposit in the Unused Proceeds Account to the Principal Collection Account, and such amounts will be treated as Principal Proceeds and applied in accordance with the Priority of Payments.

          (e) During the Ramp-Up Period, the Issuer (or the Collateral Manager on behalf of the Issuer) may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, apply amounts on deposit in the Unused Proceeds Account to acquire Collateral Debt Securities selected by the Collateral Manager as permitted under and in accordance with the requirements of
Section 7.17 and such Issuer Order.

          (f) To the extent not applied pursuant to Section 7.17, the Collateral Manager, on behalf of the Issuer, may direct the Trustee to, and upon such direction the Trustee shall, invest all funds in the Unused Proceeds Account in Eligible Investments designated by the


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

Collateral Manager. All interest and other income from such investments shall be deposited in the Unused Proceeds Account, any gain realized from such investments shall be credited to the Unused Proceeds Account, and any loss resulting from such investments shall be charged to the Unused Proceeds Account. The Trustee shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of the Unused Proceeds Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee or any Affiliate thereof. If the Trustee does not receive investment instructions from an Authorized Officer of the Collateral Manager, the Trustee shall invest funds received in the Unused Proceeds Account in Eligible Investments of the type described in clause (ii) of the definition thereto.

          Section 10.5 Interest Reserve Account.

          The Trustee shall prior to the Closing Date establish a single, segregated trust account which shall be designated as the "Interest Reserve Account" which shall be held in trust in the name of the Trustee for the benefit of the Secured Parties. On the Closing Date, the Trustee shall deposit into the Interest Reserve Account an amount equal to $500,000 from the net proceeds received by the Issuer on such date from the issuance of Securities. Funds on deposit in the Interest Reserve Account will be withdrawn on any Payment Date, provided the Trustee is given notice thereof by the related Determination Date, for application as Interest Proceeds, in the sole discretion of the Collateral Manager. In addition, funds in the Interest Reserve Account may be invested in Eligible Investments as designated by the Collateral Manager. If the Trustee does not receive investment instructions from an Authorized Officer of the Collateral Manager, the Trustee shall invest funds received in the Interest Reserve Account in Eligible Investments of the type described in clause (ii) of the definition thereto.

          Section 10.6 Delayed Funding Obligations Account.

          (a) The Trustee shall prior to the Closing Date establish a single, segregated trust account (the "Delayed Funding Obligations Account") which shall be held in trust for the benefit of the Secured Parties, into which Delayed Funding Obligations Account the Trustee shall deposit funds for any additional funding commitments of the Issuer under any Delayed Draw Term Loans included in the Collateral Debt Securities. All amounts in the Delayed Funding Obligations Account shall be deposited in overnight funds in Eligible Investments and released to fulfill such commitments. If a Delayed Draw Term Loan is sold or otherwise disposed before the full commitment thereunder has been drawn, or if excess funds remain following the termination of the funding obligation giving rise to the deposit of such funds in the Delayed Funding Obligations Account, such Eligible Investments on deposit in the Delayed Funding Obligations Account for the purpose of fulfilling such commitment shall be transferred to the Principal Collection Account as Principal Proceeds. The Delayed Funding Obligations Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating from each Rating Agency at least equal to "A-" or "A2," as applicable, or a short-term debt rating at least equal to "A-1," "P-1" or "F1," as applicable.

          (b) Except as provided in Section 10.6(c) below, funds in the Delayed Funding Obligations Account shall be available solely to fulfill any additional funding commitments of the Issuer under any Delayed Draw Term Loans included in the Collateral Debt


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

Securities. Upon the purchase of any Collateral Debt Security that is a Delayed Draw Term Loan, the Collateral Manager shall direct the Trustee to deposit Principal Proceeds into the Delayed Funding Obligations Account in an amount equal to the excess, if any, of the sum of (x) the aggregate amount of the Issuer's remaining future funding obligations with respect to such Delayed Draw Term Loan and (y) the aggregate of the Issuer's remaining future funding obligations in respect of all other Delayed Draw Term Loans then currently owned by the Issuer, over the Aggregate Class A-1AR Undrawn Amount. The Collateral Manager shall not permit, at any time, all amounts then on deposit in the Delayed Funding Obligations Account, together with the Aggregate Class A-1AR Undrawn Amount, to be less than the aggregate amount of all future funding obligations outstanding under the terms of all Delayed Draw Term Loans that constitute Collateral Debt Securities.

          (c) The Collateral Manager shall direct the Trustee to withdraw funds from the Delayed Funding Obligations Account to fund amounts drawn under any Delayed Draw Term Loan. Pursuant to an Issuer Order delivered prior to the Mandatory Class A-1AR Draw Date, all or a portion of the funds, as specified in such Issuer Order, on deposit in the Delayed Funding Obligations Account at any time up to an amount equal to the lesser of (x) the amount then on deposit in the Delayed Funding Obligations Account or (y) the amount by which (A) the sum of the amount then on deposit in the Delayed Funding Obligations Account plus the Aggregate Class A-1AR Undrawn Amount exceeds (B) the aggregate principal amount of commitments which may be drawn upon under the Delayed Draw Term Loans shall be transferred by the Trustee to the Unused Proceeds Account. Pursuant to an Issuer Order delivered on or after the Mandatory Class A-1AR Draw Date, all or a portion of the funds, as specified in such Issuer Order, on deposit in the Delayed Funding Obligations Account at any time in excess of the aggregate principal amount of commitments which may be drawn upon under the Delayed Draw Term Loan shall be transferred by the Trustee to the Collection Account as Principal Proceeds.

          Section 10.7 Expense Account.

          (a) The Trustee shall prior to the Closing Date establish a single, segregated trust account which shall be designated as the "Expense Account" which shall be held in trust in the name of the Trustee for the benefit of the Secured Parties. The only permitted withdrawal from or application of funds on deposit in, or otherwise standing to the credit of, the Expense Account shall be to pay (on any day other than a Payment Date) (i) accrued and unpaid Company Administrative Expenses (other than accrued and unpaid expenses and indemnities payable to the Collateral Manager under the Collateral Management Agreement) and
(ii) amounts representing accrued interest in connection with the purchase by the Issuer during the Ramp Up Period of Collateral Debt Securities. On the Closing Date, the Trustee shall deposit into the Expense Account an amount equal to $976,869.50 from the net proceeds received by the Issuer on such date from the initial issuance of the Securities. On or after the Effective Date, any amount remaining in the Expense Account may, at the election of the Collateral Manager be designated as Interest Proceeds. On the date on which substantially all of the Issuer's assets have been sold or otherwise disposed of, the Issuer by Issuer Order executed by an Authorized Officer of the Collateral Manager shall direct the Trustee to, and, upon receipt of such Issuer Order, the Trustee shall, transfer all amounts on deposit in the Expense Account to the Interest Collection Account for application pursuant to Section 11.1(a)(i) as Interest Proceeds. Amounts credited to the


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Expense Account may be applied on or prior to the Determination Date preceding the first Payment Date to pay amounts due in connection with the offering of the Notes.

          (b) The Trustee agrees to give the Issuer immediate notice if it becomes aware that the Expense Account or any funds on deposit therein, or otherwise to the credit of the Expense Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall not have any legal, equitable or beneficial interest in the Expense Account. The Expense Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating by each Rating Agency at least equal to "A-" or "Baa1," as applicable.

          (c) The Collateral Manager, on behalf of the Issuer, may direct the Trustee to, and upon such direction the Trustee shall, invest all funds in the Expense Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Expense Account, any gain realized from such investments shall be credited to the Expense Account, and any loss resulting from such investments shall be charged to the Expense Account. The Trustee shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such Expense Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee or any Affiliate thereof. If the Trustee does not receive investment instructions from an Authorized Officer of the Collateral Manager, the Trustee shall invest funds received in the Expense Account in Eligible Investments of the type described in clause (ii) of the definition thereto.

          Section 10.8 Defeased Collateral Accounts.

          (a) The Trustee shall, on or after the Closing Date, at the direction of the Issuer (or the Collateral Manager on the Issuer's behalf) establish and maintain one or more segregated trust accounts which will be designated the "Defeased Collateral Accounts." On each date on which the Issuer receives from the related borrower in respect of a Loan included in the Assets substitute or additional collateral in the form of Cash or Eligible Investments in connection with a defeasance of such Loan, such substitute or additional collateral shall be transferred by the Issuer (or by the Collateral Manger on behalf of the Issuer) to the Trustee and the Trustee thereafter shall deposit such substitute or additional collateral into a Defeased Collateral Account; provided that this
Section 10.8(a) shall not apply to any such substitute or additional collateral received by the Issuer in connection with the release of any lien on condominium units to the extent that such additional or substitute collateral is held by the Servicer in an Eligible Account pending application of such collateral to pay principal of and/or interest on the related Collateral Debt Security in accordance with the terms of the applicable Underlying Instruments. Amounts on deposit in each Defeased Collateral Account shall be transferred by the Trustee for deposit into the Interest Collection Account, the Principal Collection Account and/or the Payment Account, in each case as directed by the Issuer (or by the Collateral Manager on behalf of the Issuer) pursuant to an Issuer Order. All Monies deposited from time to time in the Defeased Collateral Account pursuant to this Indenture shall be held by the Trustee as part of the Assets and shall be applied to the purposes herein provided.


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

          (b) The Trustee agrees to give the Issuer immediate notice if it becomes aware that a Defeased Collateral Account or any funds on deposit therein, or otherwise to the credit of a Defeased Collateral Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall not have any legal, equitable or beneficial interest in any Defeased Collateral Account. Each Defeased Collateral Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating from each Rating Agency at least equal to "A-" or "A2," as applicable, or a short-term debt rating at least equal to "A-1," "P-1" or "F1," as applicable.

          (c) The Collateral Manager, on behalf of the Issuer, may direct the Trustee to, and upon such direction the Trustee shall, invest all funds in the Defeased Collateral Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Defeased Collateral Account, any gain realized from such investments shall be credited to the Defeased Collateral Account, and any loss resulting from such investments shall be charged to the Defeased Collateral Account. The Trustee shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of the Defeased Collateral Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee or any Affiliate thereof. If the Trustee does not receive investment instructions from an Authorized Officer of the Collateral Manager, the Trustee shall invest funds received in the Defeased Collateral Account in Eligible Investments of the type described in clause (ii) of the definition thereto.

          Section 10.9 Interest Advances.

          (a) With respect to each Determination Date for which the sum of Interest Proceeds and, if applicable, Principal Proceeds, collected during the related Due Period that are available to pay interest on the Class A-1 Notes, the Class A-2 Notes and the Class B Notes in accordance with the Priority of Payments, are insufficient to remit the interest due and payable with respect to the Class A-1 Notes, the Class A-2 Notes and the Class B Notes on the following Payment Date to the extent such shortfall results from interest shortfalls on the Non-Advancing Collateral Debt Securities (the amount of such insufficiency, an "Interest Shortfall"), the Trustee shall provide the Advancing Agent with written notice of such Interest Shortfall no later than the close of business on the Business Day following such Determination Date. The Trustee shall provide the Advancing Agent with notice, prior to any funding of an Interest Advance by the Advancing Agent, of any additional interest remittances received by the Trustee after delivery of such initial notice that reduce such Interest Shortfall. No later than 5:00 p.m. (New York time) on the Business Day immediately preceding the related Payment Date (but in any event no earlier than one Business Day following the Advancing Agent's receipt of notice of such Interest Shortfall), the Advancing Agent shall advance the difference between such amounts (each such advance, an "Interest Advance") by deposit of an amount equal to such Interest Advance in the Payment Account, subject to a determination of recoverability by the Advancing Agent as described in Section 10.9(b), and subject to a maximum limit in respect of any Payment Date equal to the lesser of (i) the aggregate of such Interest Shortfalls that would otherwise occur on the Class A-1 Notes, the Class A-2 Notes and Class B Notes and (ii) the aggregate of the interest payments not received in respect of Non-Advancing Collateral Debt Securities. Notwithstanding the foregoing, in no circumstance will the Advancing Agent be required to make an Interest


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Advance in respect of a Non-Advancing Collateral Debt Security (x) to the extent that the aggregate outstanding amount of all unreimbursed Interest Advances would exceed the aggregate outstanding principal amount of the Class A Notes and the Class B Notes or (y) if the Class A/B Par Value Ratio on the relevant Measurement Date is less than 100%. Any Interest Advance made by the Advancing Agent with respect to a Payment Date that is in excess of the actual Interest Shortfall for such Payment Date shall be refunded to the Advancing Agent by the Trustee on the same Business Day that such Interest Advance was made (or, if such Interest Advance is made prior to final determination by the Trustee of such Interest Shortfall, on the Business Day of such final determination). The Advancing Agent shall provide the Trustee written notice of a determination by the Advancing Agent that a proposed Interest Advance would constitute a Nonrecoverable Interest Advance no later than the close of business on the Business Day immediately preceding the related Payment Date (or, in the event that the Advancing Agent did not receive notice of the related Interest
Shortfall on the related Determination Date, no later than the close of business on the Business Day immediately following the Advancing Agent's receipt of notice of such Interest Shortfall). If the Advancing Agent shall fail to make any required Interest Advance at or prior to the time at which distributions are to be made pursuant to Section 11.1(a), the Backup Advancing Agent shall be required to make such Interest Advance, subject to a determination of recoverability by the Backup Advancing Agent as described in Section 10.9(b).
The Backup Advancing Agent shall be entitled to conclusively rely on any affirmative determination by the Advancing Agent that an Interest Advance would constitute a Nonrecoverable Interest Advance. Based upon available information at the time, the Backup Advancing Agent, the Collateral Manager or the Advancing Agent will provide 15 days prior notice to each Rating Agency if recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall on the next succeeding Payment Date. No later than the close of business on the Determination Date related to a Payment Date on which the recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall, the Collateral Manager will provide each Rating Agency notice of such recovery.

          (b) Notwithstanding anything herein to the contrary, neither the Advancing Agent nor the Backup Advancing Agent, as applicable, shall be required to make any Interest Advance unless such Person determines, in its sole discretion, exercised in good faith that such Interest Advance, or such proposed Interest Advance, plus interest expected to accrue thereon at the Reimbursement Rate, will be recoverable from subsequent payments or collections with respect to all Collateral Debt Securities and has determined in its reasonable judgment that the recovery would not result in an Interest Shortfall. In determining whether any proposed Interest Advance will be, or whether any Interest Advance previously made is, a Nonrecoverable Interest Advance, the Advancing Agent or the Backup Advancing Agent, as applicable, will take into account:

          (i) amounts that may be realized on each Underlying Mortgage Property in its "as is" or then-current condition and occupancy;

          (ii) that the related Senior Tranches of any Collateral Debt Security may be required to be fully paid and any advances (and interest thereon) made in respect of such Senior Tranches may be required to be fully reimbursed, prior to any amounts recovered in respect of the Underlying Mortgage Properties are allocated or otherwise made available to the Collateral Debt Securities;


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

          (iii) the possibility and effects of future adverse change with respect to the Underlying Mortgage Properties, the potential length of time before such Interest Advance may be reimbursed and the resulting degree of uncertainty with respect to such reimbursement; and

          (iv) the fact that Interest Advances are intended to provide liquidity only and not credit support to the Holders of the Class A-1 Notes, the Class A-2 Notes and the Class B Notes.

          For purposes of any such determination of whether an Interest Advance constitutes or would constitute a Nonrecoverable Interest Advance, an Interest Advance will be deemed to be nonrecoverable if the Advancing Agent or the Backup Advancing Agent, as applicable, determines that future Interest Proceeds and Principal Proceeds may be ultimately insufficient to fully reimburse such Interest Advance, plus interest thereon at the Reimbursement Rate within a reasonable period of time. Absent bad faith, the determination by the Advancing Agent or the Backup Advancing Agent, as applicable, as to the nonrecoverability of any Interest Advance shall be conclusive and binding on the Holders of the Notes.

          (c) Each of the Advancing Agent and the Backup Advancing Agent will each be entitled to recover any previously unreimbursed Interest Advance made by it (including any Nonrecoverable Interest Advance), together with interest thereon, first, from Interest Proceeds and second (to the extent that there are insufficient Interest Proceeds for such reimbursement), from Principal Proceeds to the extent that such reimbursement would not trigger an additional Interest Shortfall; provided that if at any time an Interest Advance is determined to be a Nonrecoverable Interest Advance, the Advancing Agent or the Backup Advancing Agent shall be entitled to recover all outstanding Interest Advances from the Collection Accounts on any Business Day during any Interest Accrual Period prior to the related Determination Date (or on a Payment Date prior to any payment of interest on or principal of the Notes in accordance with the Priority of Payments). The Advancing Agent shall be permitted (but not obligated) to defer or otherwise structure the timing of recoveries of Nonrecoverable Interest Advances in such manner as the Advancing Agent determines is in the best interest of the Class A Notes and the Class B Notes, as a collective whole, which may include being reimbursed for Nonrecoverable Interest Advances in installments.

          (d) The Advancing Agent and the Backup Advancing Agent will each be entitled with respect to any Interest Advance made by it (including Nonrecoverable Interest Advances) to interest accrued on the amount of such Interest Advance for so long as it is outstanding at the Reimbursement Rate.

          (e) The obligations of the Advancing Agent and the Backup Advancing Agent to make Interest Advances in respect of the Collateral Debt Securities will continue through the Stated Maturity, unless the Class A Notes and the Class B Notes are previously redeemed or repaid in full.

          (f) In no event will the Advancing Agent in its capacity as such hereunder or the Trustee, in its capacity as Backup Advancing Agent hereunder, be required to make Interest Advances for distributions to the Holders of any Class of Notes other than the Class A-1 Notes, the Class A-2 Notes and the Class B Notes or with respect to any Collateral Debt Security other than a Non-Advancing Collateral Debt Security, and in no event will the Advancing Agent or the Backup Advancing Agent be required to advance any amounts in respect of payments of Principal of any Collateral Debt Security.

          (g) In consideration of the performance of its obligations hereunder, the Advancing Agent shall be entitled to receive, at the times set forth herein and subject to the Priority of Payments, to the extent funds are available therefor, the Advancing Agent Fee. In consideration of the Backup Advancing Agent's obligations hereunder, the Backup Advancing Agent shall be entitled to receive, at the times set forth herein and subject to the Priority of Payments, to the extent funds are available therefor, the Backup Advancing Agent Fee. If the Backup Advancing Agent makes an Interest Advance that the Advancing Agent failed to make and did not determine to be nonrecoverable, the Backup Advancing Agent will be entitled to receive the Advancing Agent's Fee for so long as such Interest Advance is outstanding.

          (h) The determination by the Advancing Agent or the Backup Advancing Agent, as applicable, (i) that it has made a Nonrecoverable Interest Advance or
(ii) that any proposed Interest Advance, if made, would constitute a Nonrecoverable Interest Advance, shall be evidenced by an Officer's Certificate delivered promptly to the Trustee (or, if applicable, retained thereby), the Issuer, S&P, Fitch and Moody's, setting forth the basis for such determination; provided that failure to give such notice, or any defect therein, shall not impair or affect the validity of, or the Advancing Agent or the Backup Advancing Agent, entitlement to reimbursement with respect to, any Interest Advance.

          (i) If a Scheduled Distribution on any Collateral Debt Security is not paid to the Trustee on the Due Date therefor, the Trustee shall provide the Advancing Agent with notice of such default on the Business Day immediately following such default. In addition, upon request, the Trustee shall provide the Advancing Agent (either electronically or in hard-copy format), with copies of all reports received from any trustee, trust administrator, master servicer or similar administrative entity with respect to the Collateral Debt Securities and the Trustee shall promptly make available to the Advancing Agent any other information reasonably available to the Trustee by reason of its acting as Trustee hereunder to permit the Advancing Agent to make a determination of recoverability with respect to any Interest Advance and to otherwise perform its advancing functions under this Indenture.

          Section 10.10 Reports by Parties.

          (a) The Trustee shall supply, in a timely fashion, to the Issuer, the Co-Issuer, the Preferred Shares Paying Agent and the Collateral Manager any information regularly maintained by the Trustee that the Issuer, the Co-Issuer, the Preferred Shares Paying Agent or the Collateral Manager may from time to time request with respect to the Pledged Obligations or the Accounts and provide any other information reasonably available to the Trustee by reason of its acting as Trustee hereunder and required to be provided by Section 10.11 or to permit the Collateral Manager to perform its obligations under the Collateral Management Agreement. The Trustee shall forward to the Collateral Manager and each Hedge Counterparty copies of notices and other writings received by it from the issuer of any Collateral Debt Security or from any Clearing Agency with respect to any Collateral Debt Security advising the holders of such security of any rights that the holders might have with respect thereto (including, without limitation, notices of calls and redemptions of securities) as well as all periodic financial reports received from such issuer and Clearing Agencies with respect to such issuer. Each of the Issuer and Collateral Manager shall promptly forward to the Trustee any information in their possession or reasonably available to them concerning any of the Pledged Obligations that the Trustee reasonably may request or that reasonably may be necessary to enable the Trustee to prepare any report or perform any duty or function on its part to be performed under the terms of this Indenture.

          Section 10.11 Reports; Accountings.

          (a) The Trustee shall monitor the Assets on an ongoing basis and provide access to the information maintained by the Trustee to, and upon reasonable request of the Collateral Manager, shall assist the Collateral Manager in performing its duties under the Collateral Management Agreement, each in accordance with this Indenture.

          (b) The Trustee shall perform the following functions during the term of this Indenture:

          (i) create and maintain a database with respect to the Collateral Debt Securities (the "Database");

          (ii) permit access to the information contained in the Database by the Collateral Manager and the Issuer;

          (iii) on a monthly basis monitor and update the Database for ratings changes;

          (iv) update the Database for Collateral Debt Securities or Eligible Investments acquired or sold or otherwise disposed of;

          (v) prepare and arrange for the delivery to each Rating Agency, the Collateral Manager, each Hedge Counterparty, the Initial Purchaser, MBIA, for so long as it is deemed to be the Controlling Class hereunder, and upon request therefor, any Holder of a Note shown on the Note Registrar, any Preferred Shareholder shown on the register maintained by the Share Registrar, and, for so long as any Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange, the Irish Paying Agent of the Monthly Reports;

          (vi) prepare and arrange for the delivery to the Collateral Manager, each Hedge Counterparty, MBIA, for so long as it is deemed to be the Controlling Class hereunder, and upon request therefor, any Holder of a Note shown on the Notes Register, any Preferred Shareholder shown on the register maintained by the Share Registrar, the firm of Independent certified public accountants appointed pursuant to Section 10.13(a) hereof, each Rating Agency, the Depository (with instructions to forward it to each of its participants who are holders of any Notes) and, for so long as any Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange, the Irish Paying Agent, of the Notes Valuation Report;


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

          (vii) assist in preparing and arrange for the delivery to the Collateral Manager, each Hedge Counterparty and MBIA, for so long as it is deemed to be the Controlling Class hereunder, of the Redemption Date Statement;

          (viii) arrange for the delivery to each Rating Agency of all information or reports required under this Indenture, including, but not limited to, providing S&P, Moody's and Fitch with (A) written notice of (1) any breaches under any of the Transaction Documents and (2) the termination or change of any parties to the Transaction Documents, in each case, for which the Trustee has received prior written notice pursuant to the terms of the Transaction Document and (B) each Monthly Report in Microsoft Excel spreadsheet format; and

          (ix) assist the Independent certified public accountants in the preparation of those reports required under Section 10.13 hereof by providing access to the information contained in the Database.

          (c) The Trustee, on behalf of the Issuer, shall compile and provide or make available on its website initially located at www.cdolink.com to each Rating Agency, the Collateral Manager, each Hedge Counterparty, MBIA, for so long as it is deemed to be the Controlling Class hereunder, the Initial Purchaser, for so long as any Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange, and upon request therefor, any Holder of a Note shown on the Notes Register, any Preferred Shareholder shown on the register maintained by the Share Registrar, not later than the fifth Business Day after the first day of each month commencing in April 2007 (or solely in the case of the first Monthly Report, the fifteenth Business Day), determined as of the last Business Day of the preceding month, a monthly report (the "Monthly Report"). The Monthly Report shall contain the following information and instructions with respect to the Pledged Obligations included in the Assets based in part on information provided by the Collateral Manager:

          (i) the Aggregate Principal Balance of all Collateral Debt Securities, together with a calculation, in reasonable detail, of the sum of (A) the Aggregate Principal Balance of all Collateral Debt Securities (other than Defaulted Securities and Written Down Securities) plus (B) the Principal Balance of each Pledged Obligation which is Written Down Security and (C) the Principal Balance of each Pledged Obligation which is a Defaulted Security;

          (ii) the balance of all Eligible Investments and Cash in each of the Interest Collection Account, the Principal Collection Account, the Delayed Funding Obligations Account and the Expense Account;

          (iii) the nature, source and amount of any proceeds in the Collection Accounts, including Interest Proceeds, Principal Proceeds, Unscheduled Principal Payments and Sale Proceeds, received since the date of determination of the last Monthly Report;

          (iv) with respect to each Collateral Debt Security and each Eligible Investment that is part of the Assets, its Principal Balance, annual interest rate, average life, issuer, Moody's Rating, S&P Rating and Fitch Rating;

          (v) the identity of each Collateral Debt Security that was sold or disposed of pursuant to Section 12.1 (indicating whether such Collateral Debt Security is a Defaulted Security, Credit Risk Security or otherwise (in each case, as reported in writing to the Issuer by the Collateral Manager) and whether such Collateral Debt Security was sold pursuant to
     Section 12.1(a)(i) or (ii)) or Granted to the Trustee since the date of determination of the most recent Monthly Report;

          (vi) the identity of each Collateral Debt Security which became a Defaulted Security, Credit Risk Security or a Written Down Security since the date of determination of the last Monthly Report;

          (vii) the identity of each Collateral Debt Security that has been upgraded or downgraded by one or more Rating Agencies;

          (viii) the Aggregate Principal Balance of all Fixed Rate Securities;

          (ix) the Aggregate Principal Balance of all Floating Rate Securities;

          (x) based on information provided by the Collateral Manager, the Aggregate Principal Balance of all Floating Rate Securities that constitute Covered Fixed Rate Securities;

          (xi) the Aggregate Principal Balance of all Collateral Debt Securities that are guaranteed as to ultimate or timely payment of principal or interest;

          (xii) with respect to each Specified Type of Collateral Debt Security, the Aggregate Principal Balance of all Collateral Debt Securities consisting of such Specified Type of Collateral Debt Securities;

          (xiii) based on information provided by the Collateral Manager, the identity of, and the Aggregate Principal Balance of all Collateral Debt Securities whose Moody's Rating is determined as provided in each clause of the definition of "Moody's Rating" and the identity of, and the Aggregate Principal Balance of all Collateral Debt Securities whose S&P Rating is determined as provided in each of the clauses of the definition of "S&P Rating," identifying in reasonable detail the basis for such calculation with respect to Collateral Debt Securities with an S&P Rating assigned pursuant to Annex 1, 2 or 3 of Schedule F attached hereto, based on information provided by the Collateral Manager;

          (xiv) with respect to each Collateral Debt Security, the Aggregate Principal Balance of all Collateral Debt Securities that are part of the same issuance;

          (xv) the Aggregate Principal Balance of all Collateral Debt Securities that are securities that provide for periodic payments of interest less frequently than quarterly;

          (xvi) based upon the information supplied by the Collateral Manager, the Aggregate Principal Balance of all Collateral Debt Securities issued by any single issuer (provided that, for avoidance of doubt, with respect to any Loan, the issuer of such Loan shall be deemed to be the borrower of such Loan);

          (xvii) based upon the information supplied by the Collateral Manager, the Aggregate Collateral Balance of the Collateral Debt Securities consisting of CMBS Securities issued in any single calendar year;

          (xviii) the Aggregate Principal Balance of all Collateral Debt Securities (other than CMBS Securities, CRE CDO Securities and REIT Debt Securities) backed by each single Property Type based on information provided by the Collateral Manager;

          (xix) the Aggregate Principal Balance of all Collateral Debt Securities (other than CMBS Securities, CRE CDO Securities and REIT Debt Securities) that are backed or otherwise invested in properties located in any single U.S. state (for each such state) based on information provided by the Collateral Manager;

          (xx) the Class A/B Par Value Ratio, the Class A/B Interest Coverage Ratio, the Class C/D/E Par Value Ratio, the Class C/D/E Interest Coverage Ratio, the Class F/G/H Par Value Ratio and the Class F/G/H Interest Coverage Ratio, and a statement as to whether the Interest Coverage Tests and the Par Value Tests are satisfied;

          (xxi) the Weighted Average Moody's Rating Factor and a statement as to whether the Moody's Maximum Tranched Rating Factor Test is satisfied;

          (xxii) the Herfindahl Score, the amount of Cash that has been received in respect of Principal Proceeds of the Collateral Debt Securities since the immediately preceding Measurement Date but has not been reinvested in additional Collateral Debt Securities (and what the Herfindahl Score would have been had such Cash in respect of such Principal Proceeds not existed), a statement as to whether the Herfindahl Diversity Test was satisfied or deemed satisfied on the immediately preceding Measurement Date and a statement as to whether the Herfindahl Diversity Test is satisfied;

          (xxiii) the Weighted Average Coupon and a statement as to whether the Minimum Weighted Average Coupon Test is satisfied;

          (xxiv) the Weighted Average Spread and a statement as to whether the Minimum Weighted Average Spread Test is satisfied;

          (xxv) the Extended Weighted Average Maturity and a statement as to whether the Moody's Weighted Average Extended Maturity Test is satisfied;

          (xxvi) based upon information supplied by the Collateral Manager, the Average Life of each Collateral Debt Security, the Weighted Average Life and a statement as to whether the Weighted Average Life Test is satisfied;

          (xxvii) the Class A-1A/A-1AR Loss Differential, the Class A-2 Loss Differential, the Class B Loss Differential, the Class C Loss Differential, the Class D Loss Differential, the Class E Loss Differential and the Class F Loss Differential of the Current Portfolio and a statement as to whether the S&P CDO Monitor Test is satisfied;

          (xxviii) the S&P Weighted Average Recovery Rate and a statement as to whether the S&P Recovery Test is satisfied;

          (xxix) a calculation in reasonable detail necessary to determine compliance with each of the other Collateral Quality Tests;

          (xxx) the Principal Balance of each Collateral Debt Security that is on credit watch with negative implications;

          (xxxi) the Principal Balance of each Collateral Debt Security that is on credit watch with positive implications;

          (xxxii) the amount of the current portion and the unpaid portion, if any, of the Senior Collateral Management Fee and the Subordinated Collateral Management Fee with respect to the related Payment Date;

          (xxxiii) based upon information supplied by the Collateral Manager, the current ratings of any Hedge Counterparty and any Hedge Counterparty Credit Support Provider;

          (xxxiv) the Maximum Class A-1AR Commitment and the Aggregate Class A-1AR Undrawn Amount;

          (xxxv) in the case of each Monthly Report through and including the first Monthly Report after the Commitment Termination Time, the amount of all Class A-1AR Prepayments and Class A-1AR Draws since the date of determination of the last Monthly Report;

          (xxxvi) the amount of all Delayed Funding Amounts advanced by the Issuer since the date of determination of the last Monthly Report;

          (xxxvii) the Total Unfunded Delayed Funding Amount; and

          (xxxviii) such other information as the Collateral Manager, the Trustee or any Hedge Counterparty may reasonably request.

          (d) The Trustee, on behalf of the Issuer, shall perform the following functions and report to the Issuer, the Co-Issuer and the Collateral Manager on each Measurement Date:

          (i) calculate the Class A/B Par Value Ratio and the Class A/B Interest Coverage Ratio and indicate whether the Class A/B Par Value Test and the Class A/B Interest Coverage Test are met;

          (ii) calculate the Class C/D/E Par Value Ratio and the Class C/D/E Interest Coverage Ratio and indicate whether the Class C/D/E Par Value Test and the Class C/D/E Interest Coverage Test are met; and

          (iii) calculate the Class F/G/H Par Value Ratio and the Class F/G/H Interest Coverage Ratio and indicate whether the Class F/G/H Par Value Test and the Class F/G/H Interest Coverage Test are met.

          (e) The Trustee, on behalf of the Issuer, shall perform the following functions and prepare a report thereof relating to the most recently ended Due Period determined as of each Determination Date not later than the Payment Date (the "Notes Valuation Report"), which shall contain the following information, based in part on information provided by the Collateral Manager:

          (i) calculate the percentage (based on the outstanding Aggregate Principal Balances of the Pledged Collateral Debt Securities) of the Pledged Collateral Debt Securities which have a maturity date occurring on or prior to each Payment Date;

          (ii) identify the Principal Proceeds and Interest Proceeds;

          (iii) determine the Net Outstanding Portfolio Balance as of the close of business on the last Business Day of each Due Period after giving effect to the Principal Proceeds as of the last Business Day of such Due Period, principal collections received from Collateral Debt Securities in the related Due Period, the reinvestment of such proceeds in Eligible Investments during such Due Period and the Collateral Debt Securities that were released during such Due Period;

          (iv) determine the Aggregate Outstanding Amount of the Notes of each Class at the beginning of the Due Period and such Aggregate Outstanding Amount as a percentage of the original Aggregate Outstanding Amount of the Notes of such Class, the amount of principal payments to be made on the Notes of each Class on the next Payment Date, the amount of any Class C Capitalized Interest on the Class C Notes, the amount of any Class D Capitalized Interest on the Class D Notes, the amount of any Class E Capitalized Interest on the Class E Notes, the amount of any Class F Capitalized Interest on the Class F Notes, the amount of any Class G Capitalized Interest on the Class G Notes, the amount of any Class H Capitalized Interest on the Class H Notes, the Aggregate Outstanding Amount of the Notes of each Class after giving effect to the payment of principal (and with respect to the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes, Class C Capitalized Interest, Class D Capitalized Interest, Class E Capitalized Interest, Class F Capitalized Interest, Class G Capitalized Interest or Class H Capitalized Interest, as applicable), on the related Payment Date and such Aggregate Outstanding Amount as a percentage of the original Aggregate Outstanding Amount of the Notes of such Class;

          (v) calculate the Class A-1A Interest Distribution Amount, the Class A-1AR Interest Distribution Amount, the Class A-2 Interest Distribution Amount, the Class B Interest Distribution Amount, the Class C Interest Distribution Amount, the Class D Interest Distribution Amount, the Class E Interest Distribution Amount, the Class F Interest Distribution Amount, the Class G Interest Distribution Amount and the Class H Interest Distribution Amount, for the related Payment Date, the Class A-1AR


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     Commitment Fee and the aggregate amount paid for all prior Payment Dates in respect of such amounts;

          (vi) with the assistance of the Collateral Manager, determine the Company Administrative Expenses on an itemized basis, the Senior Collateral Management Fee and the Subordinate Collateral Management Fee payable by the Issuer on the related Payment Date;

          (vii) with the assistance of the Collateral Manager as set forth in
     Section 10.11(f), determine (A) the balance on deposit in the Interest Collection Account and the Principal Collection Account at the end of the related Due Period, (B) the amounts payable from the Collection Accounts to the Payment Account in order to make payments pursuant to Section 11.1(a) on the related Payment Date (the amounts payable pursuant to each such clause to be set forth and identified separately) and (C) the balance of Principal Proceeds and the balance of Interest Proceeds remaining in the Collection Accounts immediately after all payments and deposits to be made on the related Payment Date;

          (viii) calculate the Class A-1A/A-1AR Pro Rata Allocation as of the related Determination Date;

          (ix) calculate the amount to be paid to each Hedge Counterparty and the amount to be paid by each Hedge Counterparty in each case, specifying
     (a) the amount to be paid under each Hedge Agreement (other than any payments due and payable upon a termination of the related Hedge Agreement) and (b) the amount owing as a result of a termination with respect to each Hedge Agreement;

          (x) calculate the amount to be paid to the Advancing Agent or the Backup Advancing Agent, as applicable, as reimbursement of Interest Advances and Reimbursement Interest and calculate the amount of the Nonrecoverable Interest Advances to be paid to the Advancing Agent or the Backup Advancing Agent, as applicable;

          (xi) calculate the amount on deposit in the Expense Account, the Unused Proceeds Account, the Delayed Funding Obligations Account, each Hedge Collateral Account and each Hedge Termination Account;

          (xii) the nature, source and amount of any proceeds in the Collection Accounts, including Interest Proceeds, Principal Proceeds, Unscheduled Principal Payments and Sale Proceeds, received since the date of determination of the last Monthly Report;

          (xiii) with respect to each Collateral Debt Security and each Eligible Investment that is part of the Assets, its Principal Balance, annual interest rate, average life, issuer, Moody's Rating, S&P Rating and Fitch Rating;

          (xiv) the identity of each Collateral Debt Security that was sold or disposed of pursuant to Section 12.1 (indicating whether such Collateral Debt Security is a Defaulted Security, Credit Risk Security or otherwise (in each case, as reported in writing to the

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     Issuer by the Collateral Manager) and whether such Collateral Debt Security was sold pursuant to Section 12.1(a)(i) or (ii)) or Granted to the Trustee since the date of determination of the most recent Monthly Report;

          (xv) subject to the availability of such information to the Collateral Manager and the delivery of such information by the Collateral Manager to the Trustee, with respect to each Collateral Debt Security on a semi-annual basis, the net cash flow on each real property underlying or related to such Collateral Debt Security; and

          (xvi) the identity of each Collateral Debt Security which became a Defaulted Security, Credit Risk Security or a Written Down Security since the date of determination of the last Monthly Report.

          (f) Upon receipt of each Monthly Report, each Notes Valuation Report and each Redemption Date Statement, the Collateral Manager shall compare the information contained in its records with respect to the Pledged Obligations and shall, within five Business Days after receipt of each such Monthly Report, such Notes Valuation Report or such Redemption Date Statement, notify the Issuer and the Trustee whether such information contained in the Monthly Report, the Notes Valuation Report or the Redemption Date Statement, as the case may be, conforms to the information maintained by the Collateral Manager with respect to the Pledged Obligations, or detail any discrepancies. If any discrepancy exists, the Trustee, the Issuer and the Collateral Manager shall attempt to resolve the discrepancy. If such discrepancy cannot be promptly resolved, the Trustee shall cause the firm of Independent certified public accountants appointed by the Issuer pursuant to Section 10.13 hereof to review such Monthly Report, Notes Valuation Report or Redemption Date Statement, as the case may be, and the Collateral Manager's records and the Trustee's records to determine the cause of such discrepancy. If such review reveals an error in the Monthly Report, Notes Valuation Report or Redemption Date Statement, as the case may be, or the Trustee's or the Collateral Manager's records, the Monthly Report, Notes Valuation Report or Redemption Date Statement, as the case may be, or the Trustee's or the Collateral Manager's records, shall be revised accordingly and, as so revised, shall be utilized in making all calculations pursuant to this Indenture. Each Rating Agency (in each case only so long as any Class of Notes is rated), the Initial Purchaser, MBIA, for so long as it is deemed to be the Controlling Class hereunder, and the Collateral Manager shall be notified in writing of any such revisions by the Trustee, on behalf of the Issuer.

          (g) The Trustee shall prepare the Notes Valuation Report and shall deliver or make available on its website initially located at www.cdolink.com such Notes Valuation Report to the Collateral Manager, each Hedge Counterparty, MBIA, for so long as it is deemed to be the Controlling Class hereunder, and upon request therefor, any Holder of a Note shown on the Notes Register, any Holder of a Preferred Share shown on the register maintained by the Share Registrar, the firm of Independent certified public accountants appointed pursuant to Section 10.13(a) hereof, each Rating Agency, the Depository (with instructions to forward it to each of its participants who are holders of any Notes) and, for so long as any Notes (other than the Class A-1AR Notes) are listed on the Irish Stock Exchange, the Irish Paying Agent not later than the related Payment Date. The Notes Valuation Report shall have attached to it (with the exception of the first Notes Valuation Report) the most recent Monthly Report. All information made available on the Trustee's website will be restricted and the Trustee will only provide access to such reports to those parties entitled thereto pursuant to this Indenture. In connection with providing access to its website, the Trustee may require registration and the acceptance of a disclaimer. Questions regarding the Trustee's website can be directed to the Trustee's customer service desk at
(301) 815-6600.

     The Notes Valuation Report shall also contain the following statements:

                    "Instruction to Participant: Please send
                   this to the beneficial owners of the Notes"

          REMINDER TO OWNERS OF EACH CLASS OF NOTES:

          Each owner or beneficial owner of Notes must be either a U.S. Person who is a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933 and a Qualified Purchaser as defined by the Investment Company Act of 1940 or not a U.S. Person, and if a U.S. Person, can represent as follows:

          (i) it is not a broker-dealer which owns and invests on a discretionary basis less than $25 million in securities of unaffiliated issuers;

          (ii) it is not a participant-directed employee plan such as a 401(k) plan;

          (iii) it is acting for its own account or for the account of another who is a qualified institutional buyer and a qualified purchaser that is not included in (i) or (ii) above;

          (iv) it is not formed for the purpose of investing in the Notes;

          (v) it, and each account for which it holds the Notes, shall hold at least the minimum denomination therefor; and

          (vi) it will provide notice of these transfer restrictions to any transferee from it.

          (h) Each Notes Valuation Report (after approval by the Collateral Manager after giving effect to any revisions thereto in accordance with Section 10.11(f)) shall constitute instructions from the Collateral Manager, on behalf of the Issuer, to the Trustee to transfer funds from the Collection Accounts to the Payment Account pursuant to Section 10.2(d) and to withdraw on the related Payment Date from the Payment Account and pay or transfer the amounts set forth in the Notes Valuation Report, as applicable, in the manner specified, and in accordance with the priorities established, in Section 11.1 hereof.

          (i) Not more than five Business Days after receiving an Issuer Request requesting information regarding a redemption of the Notes of a Class as of a proposed Redemption Date set forth in such Issuer Request, the Trustee shall compute the following information and provide such information in a statement (the "Redemption Date Statement") delivered to the Collateral Manager (which shall review such statement in the manner provided for in Section 10.11(f)), the Preferred Shares Paying Agent and each Hedge Counterparty:

          (i) the Aggregate Outstanding Amount of the Notes of the Class or Classes to be redeemed as of such Redemption Date;

          (ii) the amount of accrued interest due on such Notes as of the last day of the Interest Accrual Period immediately preceding such Redemption Date;

          (iii) the Redemption Price;

          (iv) the sum of all amounts due and unpaid under Section 11.1(a) (other than amounts payable on the Notes being redeemed or to the Noteholders thereof);

          (v) the amount due and payable to each Hedge Counterparty pursuant to the applicable Hedge Agreement; and

          (vi) the amount in the Accounts (other than the Preferred Shares Distribution Account) available for application to the redemption of such Notes.

          (j) In the event of a sale by the Issuer of any Collateral Debt Security that is subject to an Asset Specific Hedge, the Issuer (at the direction Collateral Manager) shall provide written notice to each Hedge Counterparty under such Asset Specific Hedge at least five Business Days prior to such sale.

          Section 10.12 Release of Pledged Collateral Debt Securities; Release of Assets.

          (a) If no Event of Default has occurred and is continuing and subject to Article 12 hereof, the Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order delivered to the Trustee at least two Business Days prior to the settlement date for any sale of a Pledged Collateral Debt Security certifying that (i) it has sold such Pledged Collateral Debt Security pursuant to and in compliance with Article 12 or (ii) in the case of a redemption pursuant to Section 9.1 or Section 9.2 the proceeds from any such sale of Pledged Collateral Debt Securities are sufficient to redeem the Notes pursuant to Section 9.1 or Section 9.2, direct the Trustee to release such Pledged Collateral Debt Security from the lien of this Indenture and, upon receipt of such Issuer Order, the Trustee shall deliver any such Pledged Collateral Debt Security, if in physical form, duly endorsed to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order, or, if such Pledged Collateral Debt Security is represented by a Security Entitlement, cause an appropriate transfer thereof to be made, in each case against receipt of the sales price therefor as set forth in such Issuer Order; provided, however, that the Trustee may deliver any such Pledged Collateral Debt Security in physical form for examination (prior to receipt of the sales proceeds) in accordance with street delivery custom. The Trustee shall (i) deliver any agreements and other documents in its possession relating to such Pledged Collateral Debt Security and (ii) if applicable, duly assign each such agreement and other document, in each case, to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order.

          (b) The Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order, delivered to the Trustee at least three Business Days prior to the date set for redemption or payment in full of a Pledged Collateral Debt Security, certifying that such Pledged Collateral Debt Security is being redeemed or paid in full, direct the Trustee, or at the Trustee's instructions, the Custodial Securities Intermediary, to deliver such Pledged Collateral Debt Security, if in physical form, duly endorsed, or, if such Pledged Collateral Debt Security is a Clearing Corporation Security, to cause it to be presented, to the appropriate paying agent therefor on or before the date set for redemption or payment, in each case against receipt of the applicable redemption price or payment in full thereof.

          (c) If no Event of Default has occurred and is continuing and subject to Article 12, the Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order delivered to the Trustee at least two Business Days prior to the date set for an exchange, tender or sale, certifying that a Collateral Debt Security is subject to an Offer and setting forth in reasonable detail the procedure for response to such Offer, direct the Trustee or at the Trustee's instructions, the Custodial Securities Intermediary, to deliver such security, if in physical form, duly endorsed, or, if such security is a Clearing Corporation Security, to cause it to be delivered, in accordance with such Issuer Order, in each case against receipt of payment therefor.

          (d) The Trustee shall deposit any proceeds received by it from the disposition of a Pledged Collateral Debt Security in the Principal Collection Account unless simultaneously applied to the purchase of Substitute Collateral Debt Securities, subject to the Reinvestment Criteria, or Eligible Investments under and in accordance with the requirements of Article 12 and this Article 10. Neither the Trustee nor the Custodial Securities Intermediary shall be responsible for any loss resulting from delivery or transfer of any security prior to receipt of payment in accordance herewith.

          (e) The Trustee shall, upon receipt of an Issuer Order at such time as there are no Notes Outstanding and all obligations of the Issuer hereunder have been satisfied, release the Assets from the lien of this Indenture.

          Section 10.13 Reports by Independent Accountants.

          (a) On or about the Closing Date, the Issuer shall appoint a firm of Independent certified public accountants of recognized national reputation for purposes of preparing and delivering the reports or certificates of such accountants required by this Indenture. The Collateral Manager, on behalf of the Issuer, shall have the right to remove such firm or any successor firm. Upon any resignation by or removal of such firm, the Collateral Manager, on behalf of the Issuer, shall promptly appoint, by Issuer Order delivered to the Trustee, each Hedge Counterparty and each Rating Agency, a successor thereto that shall also be a firm of Independent certified public accountants of recognized national reputation. If the Collateral Manager, on behalf of the Issuer, shall fail to appoint a successor to a firm of Independent certified public accountants which has resigned or been removed, within 30 days after such resignation or removal, the Issuer shall promptly notify the Trustee of such failure in writing. If the Collateral Manager, on behalf of the Issuer, shall not have appointed a successor within ten days thereafter, the Trustee shall promptly appoint a successor firm of Independent certified public accountants of recognized national reputation. The fees of such Independent certified public accountants and its successor shall be payable by the Issuer or by the Trustee as provided in the Priority of Payments.

          (b) Within 60 days after December 31 of each year (commencing with December 31, 2007), the Issuer shall cause to be delivered to the Trustee, the Collateral Manager, each Hedge Counterparty, MBIA, for so long as it is deemed to be the Controlling Class hereunder, and each Rating Agency an Accountants' Report specifying the procedures applied and the associated findings with respect to the Monthly Reports, the Notes Valuation Reports and any Redemption Date Statements prepared in the year ending on such date. At least 60 days prior to the Payment Date in April 2007 (and, if at any time a successor firm of Independent certified public accountants is appointed, to the Payment Date following the date of such appointment), the Issuer shall deliver to the Trustee an Accountant's Report specifying in advance the procedures that such firm will apply in making the aforementioned findings throughout the term of its service as accountants to the Issuer. The Trustee shall promptly forward a copy of such Accountant's Report to the Collateral Manager and each Holder of Notes of the Controlling Class, at the address shown on the Note Register. The Issuer shall not approve the institution of such procedures if a Majority of the Aggregate Outstanding Amount of Notes of the Controlling Class, by written notice to the Issuer and the Trustee within 30 days after the date of the related notice to the Trustee, object thereto.

          (c) If any Hedge Counterparty is required to post collateral pursuant to the related Hedge Agreement during any Due Period, then on or prior to the Payment Date following such Due Period and on or prior to each anniversary of such Payment Date the Issuer shall cause a firm of Independent certified public accountants to review and verify that the value of collateral posted is in accordance with the applicable provisions of the related Hedge Agreement.

          Section 10.14 Reports to Rating Agencies.

          (a) In addition to the information and reports specifically required to be provided to each Rating Agency pursuant to the terms of this Indenture, the Trustee shall provide each Rating Agency and each Hedge Counterparty with all information or reports delivered by the Trustee hereunder, and such additional information as each Rating Agency may from time to time reasonably request and the Trustee determines in its sole discretion may be obtained and provided without unreasonable burden or expense. The Issuer shall promptly notify the Trustee and the Preferred Shares Paying Agent if a Rating Agency's rating of any Class of Notes has been, or it is known by the Issuer that such rating will be, reduced, or qualified or withdrawn.

          (b) The Issuer (or the Collateral Manager on behalf of the Issuer) shall provide the Rating Agencies with all information and reports delivered to the Trustee hereunder, and shall provide (x) to Fitch (i) the Operating Statement Analysis Report for each applicable Collateral Debt Security and (ii) on a monthly basis, the file, shown in Exhibit O attached hereto, in Microsoft Excel format and (y) to S&P, to the best of the Collateral Manager's knowledge based on documentation available to the Collateral Manager, notification of any change in (i) the holder of each Unfunded Other Loan, (ii) the entity holding legal title to the underlying loan related to any Collateral Debt Security in the form of a participation, and (iii) the servicing of any underlying asset and whether such underlying asset is serviced pursuant to a commercial mortgage servicing arrangement which includes the standard servicing provisions found in CMBS Securities transactions.

          (c) All additional reports to be sent to the Rating Agencies pursuant to clause (a) above shall be reviewed prior to such transmission by the Collateral Manager.

          The information referenced in Section 10.14(b) should be sent to Fitch by e-mail to cdo.surveillance@fitchratings.com and karen.trebach@fitchratings.com or hardcopy to Fitch, Inc., One State Street Plaza, New York, New York 10004, facsimile no.: (212) 908-0500, Attention:
Commercial Real Estate Loan CDOs, Performance Analytics, or such other address that Fitch shall designate in the future.

          Section 10.15 Certain Procedures.

          (a) For so long as the Notes may be transferred only in accordance with Rule 144A or another exemption from registration under the Securities Act, the Issuer (or the Collateral Manager on behalf of the Issuer) will ensure that any Bloomberg screen containing information about the Rule 144A Global Securities includes the following (or similar) language:

          (i) the "Note Box" on the bottom of the "Security Display" page describing the Rule 144A Global Securities will state: "Iss'd Under 144A/3c7";

          (ii) the "Security Display" page will have the flashing red indicator "See Other Available Information"; and

          (iii) the indicator will link to the "Additional Security Information" page, which will state that the Notes "are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 3(c)(7) under the Investment Company Act of 1940).

          (b) For so long as the Rule 144A Global Securities are registered in the name of DTC or its nominee, the Issuer (or the Collateral Manager on behalf of the Issuer) will instruct DTC to take these or similar steps with respect to the Rule 144A Global Securities:

          (i) the DTC 20-character security descriptor and 48-character additional descriptor will indicate with marker "3c7" that sales are limited to (i) QIBs and (ii) Qualified Purchasers;

          (ii) where the DTC deliver order ticket sent to purchasers by DTC after settlement is physical, it will have the 20-character security descriptor printed on it. Where the DTC deliver order ticket is electronic, it will have a "3c7" indicator and a related user manual for participants, which will contain a description of the relevant restriction; and

          (iii) DTC will send an "Important Notice" outlining the 3(c)(7) restrictions applicable to the Rule 144A Global Securities to all DTC participants in connection with the initial offering of Notes by the issuers.

                                   ARTICLE 11

                              APPLICATION OF MONIES

          Section 11.1 Disbursements of Monies from Payment Account.

          (a) Notwithstanding any other provision in this Indenture, but subject to the other subsections of this Section 11.1 and Section 13.1 hereof, on each Payment Date or Redemption Date, the Trustee shall disburse amounts transferred to the Payment Account from the Interest Collection Account and the Principal Collection Account pursuant to Section 10.2 hereof in accordance with the following priorities (the "Priority of Payments"):

          (i) Interest Proceeds. On each Payment Date or Redemption Date, (except as otherwise provided in Section 11.1(d)) Interest Proceeds with respect to the related Due Period shall be distributed in the following order of priority:

               (1) to the payment of taxes and filing fees (including any registered office and government fees) owed by the Issuer, if any;

               (2) (a) first, to the extent not previously reimbursed, to the Advancing Agent or the Backup Advancing Agent, the aggregate amount of any Nonrecoverable Interest Advances due and payable to such party,
          (b) second, to the extent not previously reimbursed, to the Collateral Manager, the aggregate amount of any Nonrecoverable Cure Advance due and payable to the Collateral Manager, (c) third, to the Advancing Agent, the Advancing Agent Fee and any previously due but unpaid Advancing Agent Fee (provided that the Advancing Agent has not failed to make any Interest Advance required to be made in respect of such Payment Date pursuant to the terms of this Indenture), (d) fourth, to the Advancing Agent and the Backup Advancing Agent, (i) to the extent due and payable to such party, Reimbursement Interest and (ii) reimbursement of any outstanding Interest Advances not (in the case of this clause (ii)) to exceed the amount that would result in an Interest Shortfall with respect to such Payment Date and (e) fifth, to the extent due and payable to the Collateral Manager, reimbursement of any outstanding Cure Advance (but only to the extent that such payment would not result in an Interest Shortfall with respect to such Payment
          Date);

               (3) (a) first, to the payment to the Backup Advancing Agent, the Backup Advancing Agent Fee (or if the Advancing Agent has failed to make any Interest Advance required to be made by the Advancing Agent in respect of such Payment Date pursuant to the terms of this Indenture, the Advancing Agent Fee otherwise payable to the Advancing Agent on such Payment Date) and any previously due but unpaid Backup Advancing Agent Fees, (b) second, to the payment to the Trustee of the accrued and unpaid fees in respect of its services equal to the greater of (i) 0.0145% per annum of the Aggregate Collateral Balance and (ii) $25,000 per annum, (c) third, to the payment of other accrued and unpaid Company Administrative Expenses of the Trustee, the Paying Agent, the

          Preferred Shares Paying Agent and the Calculation Agent and (d) fourth, to the payment of any other accrued and unpaid Company Administrative Expenses, the aggregate of all such amounts in clauses
          (c) and (d) above (including such amounts paid since the previous Payment Date from the Expense Account) not to exceed 0.065% per annum of the Aggregate Collateral Balance;

               (4) to the payment of the Senior Collateral Management Fee and any previously due but unpaid Senior Collateral Management Fees;

               (5) pro rata on the basis of amounts payable under each Hedge Agreement (if any), to the payment of any amounts (including, without limitation, any Hedge Payment Amounts) scheduled to be paid to each Hedge Counterparty, if any, pursuant to any Hedge Agreement, along with any payments (however described) due and payable by the Issuer under any Hedge Agreement in connection with a termination (in whole or in part) of any Hedge Agreement (including any interest that may accrue thereon), other than by reason of an Event of Default (as defined in the related Hedge Agreement) or Termination Event (other than Illegality or Tax Event) (each as defined in the related Hedge Agreement) in each case, with respect to which the Hedge Counterparty is the Defaulting Party or the sole Affected Party (as defined in the related Hedge Agreement);

               (6) to the pro rata payment of (a) the Class A-1A Interest Distribution Amount, plus, any Class A-1A Defaulted Interest Amount and the Class A-1AR Interest Distribution Amount, plus, any Class A-1AR Defaulted Interest Amount and (b) the Class A-1AR Commitment Fee;

               (7) to the payment of the Class A-2 Interest Distribution Amount, plus, any Class A-2 Defaulted Interest Amount;

               (8) to the payment of the Class B Interest Distribution Amount, plus, any Class B Defaulted Interest Amount;

               (9) as long as any of the Class A Notes or the Class B Notes are Outstanding, to the payment of the following amounts:

                         (a) in the event that the Class A-1 Notes become due
                    and payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class A-1 Notes, to the payment in full of principal of the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation;

                         (b) in the event that the Class A-2 Notes become due
                    and payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the

                    Stated Maturity of the Class A-2 Notes, to the payment in full of principal of, first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, and second, the Class A-2 Notes;

                         (c) in the event that the Class B Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class B Notes, to the payment in full of principal of, first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes and third, the Class B Notes; or

                         (d) in the event of a Mandatory Redemption of the Class
                    A Notes and the Class B Notes, first, to the payment of principal of the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), second, to the payment of principal of the Class A-2 Notes and third, to the payment of principal of the Class B Notes, to the extent necessary to cause each of the Class A/B Coverage Tests to be satisfied (after giving effect to the payment of all amounts previously paid on such Payment Date pursuant to this Section 11.1(a)(i);

               (10) to the payment of the Class C Interest Distribution Amount, plus, any Class C Defaulted Interest Amount;

               (11) to the payment of the Class C Capitalized Interest (if any);

               (12) to the payment of the Class D Interest Distribution Amount, plus, any Class D Defaulted Interest Amount;

               (13) to the payment of the Class D Capitalized Interest (if any);

               (14) to the payment of the Class E Interest Distribution Amount, plus, any Class E Defaulted Interest Amount;

               (15) to the payment of the Class E Capitalized Interest (if any);

               (16) as long as any of the Class C Notes, the Class D Notes or the Class E Notes are Outstanding, to the payment of the following amounts:

                         (a) in the event that the Class C Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the

                    Stated Maturity of the Class C Notes, to the payment in full of principal of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes and fourth, the Class C Notes;

                         (b) in the event that the Class D Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class D Notes, to the payment in full of principal of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes and fifth, the Class D Notes;

                         (c) in the event that the Class E Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class E Notes, to the payment in full of principal of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes and sixth, the Class E Notes; or

                         (d) in the event of a Mandatory Redemption of the Class
                    C Notes, the Class D Notes and the Class E Notes, first, to the payment of principal of the Class A-1A Notes and the Class A-1AR Notes, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), second, to the payment of principal of the Class A-2 Notes, third, to the payment of principal of the Class B Notes, fourth, to the payment of principal of the Class C Notes, fifth, to the payment of principal of the Class D Notes and sixth, to the payment of principal of the Class E Notes, to the extent necessary to cause each of the Class C/D/E Coverage Tests to be satisfied (after giving effect to the payment of all amounts previously paid on such Payment Date pursuant to this Section 11.1(a)(i));

               (17) to the payment of the Class F Interest Distribution Amount, plus, any Class F Defaulted Interest Amount;

               (18) to the payment of the Class F Capitalized Interest (if any);

               (19) to the payment of the Class G Interest Distribution Amount, plus, any Class G Defaulted Interest Amount;

               (20) to the payment of the Class G Capitalized Interest (if any);

               (21) to the payment of the Class H Interest Distribution Amount, plus, any Class H Defaulted Interest Amount;

               (22) to the payment of the Class H Capitalized Interest (if any);

               (23) as long as any of the Class F Notes, Class G Notes or Class H Notes are Outstanding, to the payment of the following amounts:

                         (a) in the event that the Class F Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class F Notes, to the payment in full of principal of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes, sixth, the Class E Notes and seventh, the Class F Notes;

                         (b) in the event that the Class G Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class G Notes, to the payment in full of principal of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes, sixth, the Class E Notes, seventh, the Class F Notes and eighth, the Class G Notes;

                         (c) in the event that the Class H Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class H Notes, to the payment in full of principal of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes, sixth, the Class E Notes, seventh, the Class F Notes, eighth, the Class G Notes and ninth, the Class H Notes; or

                         (d) in the event of a Mandatory Redemption of the Class
                    F Notes, the Class G Notes and the Class H Notes, first, to the payment of principal of the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), second, to the payment of principal of the Class A-2 Notes, third, to the payment of principal of the Class B Notes, fourth, to the payment of principal of the Class C Notes, fifth, to the payment of principal of the Class D Notes, sixth, to the payment of principal of the Class E Notes, seventh, to the payment of principal of the Class F Notes, eighth, to the payment of principal of the Class G Notes and ninth, to the payment of principal of the Class H Notes, to the extent necessary to cause the Class F/G/H Coverage Tests to be satisfied (after giving effect to the payment of all amounts previously paid on such Payment Date pursuant to this Section 11.1(a)(i));

               (24) on the first Payment Date following the occurrence of a Rating Confirmation Failure, to the extent that application of any unused proceeds remaining on deposit on the Unused Proceeds Account is insufficient to cause the ratings assigned to each Class of Notes to be reinstated or any affected Class to be paid in full, to the payment of principal of each Class of Note, (i) first, to the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), (ii) second, to the Class A-2 Notes, (iii) third, to the Class B Notes, (iv) fourth, to the Class C Notes, (v) fifth, to the Class D Notes, (vi) sixth, to the Class E Notes, (vii) seventh, to the Class F Notes,
          (viii) eighth, to the Class G Notes and (ix) ninth, to the Class H Notes, in each case until the ratings assigned on the Closing Date to each Class of Notes have been reinstated or such Class has been paid in full;

               (25) to the Holder of the Class A-1AR Notes, any accrued and unpaid Class A-1AR Breakage Costs;

               (26) to the payment of any Company Administrative Expenses not paid pursuant to clause (3) above, in the order specified therein;

               (27) to the payment of the Subordinate Collateral Management Fee and any accrued and unpaid Subordinate Collateral Management Fee;

               (28) pro rata on the basis of amounts payable under each Hedge Agreement (if any), to the payment of (i) any amounts (including, without limitation, any Hedge Payment Amounts) (including any interest accrued thereon), if any, payable by the Issuer to the Hedge Counterparty under the related Hedge Agreement following an Event of Default or Termination Event (other than Illegality or Tax Event) (each as defined in the related Hedge Agreement) with respect to which the Hedge Counterparty is the Defaulting Party or the sole Affected Party (as defined in the related Hedge Agreement) and (ii) any costs attributable to entering into an additional or replacement Hedge Agreement in accordance with Section 16.1(g) to the extent such amounts are payable but exceed the balance on deposit in the related Hedge Termination Account; and

               (29) any remaining Interest Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Shares Paying Agent for deposit into the Preferred Shares Distribution Account for distribution to the Holder of the Preferred Shares as payments of the Preferred Shares Distribution Amount subject to and in accordance with the provisions of the Preferred Shares Paying Agency Agreement.

          (ii) Principal Proceeds. On each Payment Date or Redemption Date, Principal Proceeds with respect to the related Due Period shall be distributed in the following order of priority:

               (1) to the payment of the amounts referred to in clauses (1) through (8) of Section 11.1(a)(i) in the same order of priority specified therein, but only to the extent not paid in full thereunder;

               (2) to the extent that the amounts paid pursuant to clause (9) of
          Section 11.1(a)(i) hereof are insufficient to pay such amounts in full thereunder and any Class A Notes or Class B Notes are Outstanding, to the payment of the following amounts:

                         (a) in the event that the Class A-1 Notes become due
                    and payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class A-1 Notes, to the payment in full of principal of the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation;

                         (b) in the event that the Class A-2 Notes become due
                    and payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class A-2 Notes, to the payment in full of principal of, first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation and second, the Class A-2 Notes;

                         (c) in the event that the Class B Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class B Notes, to the payment in full of principal of, first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata

                    Allocation, second, the Class A-2 Notes and third, the Class B Notes; or

                         (d) in the event of a Mandatory Redemption of the Class
                    A Notes and the Class B Notes, first, to the payment of principal of the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), second, to the payment of principal of the Class A-2 Notes and third, to the payment of principal of the Class B Notes, to the extent necessary to cause each of the Class A/B Coverage Tests to be satisfied (after giving effect to the payment of all amounts previously paid on such Payment Date pursuant to
                    Section 11.1(a)(i) and this Section 11.1(a)(ii));

               (3) (a) if the Class A Notes and the Class B Notes are no longer Outstanding, to the payment of first, the amounts referred to in clause (10) of Section 11.1(a)(i) and second, the amounts referred to in clause (11) of Section 11.1(a)(i), but only to the extent not paid in full thereunder;

                         (b) if the Class A Notes, the Class B Notes and the
                    Class C Notes are no longer Outstanding, to the payment of first, the amounts referred to in clause (12) of Section 11.1(a)(i) and second, the amounts referred to in clause
                    (13) of Section 11.1(a)(i) but only to the extent not paid in full thereunder;

                         (c) if the Class A Notes, the Class B Notes, the Class
                    C Notes and the Class D Notes are no longer Outstanding, to the payment of first, the amounts referred to in clause (14) of Section 11.1(a)(i) and second, the amounts referred to in clause (15) of Section 11.1(a)(i) but only to the extent not paid in full thereunder;

               (4) to the extent that the amounts paid pursuant to clause (16) of Section 11.1(a)(i) above are insufficient to pay such amounts in full thereunder and any Class C Notes, Class D Notes or Class E Notes are Outstanding, to the payment of the following amounts:

                         (a) in the event that the Class C Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class C Notes, to the payment in full of principal (including any applicable Capitalized Interest) of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes and fourth, the Class C Notes;

                         (b) in the event that the Class D Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class D Notes, to the payment in full of principal (including any applicable Capitalized Interest) of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes and fifth, the Class D Notes;

                         (c) in the event that the Class E Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class E Notes, to the payment in full of principal (including any applicable Capitalized Interest) of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes and sixth, the Class E Notes; or

                         (d) in the event of a Mandatory Redemption of the Class
                    C Notes, the Class D Notes and the Class E Notes, first, to the pro rata payment of principal of the Class A-1A Notes and the Class A-1AR Notes, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), second, to the payment of principal of the Class A-2 Notes, third, to the payment of principal of the Class B Notes, fourth, to the payment of principal of the Class C Notes, fifth, to the payment of principal of the Class D Notes and sixth, to the payment of principal of the Class E Notes, to the extent necessary to cause each of the Class C/D/E Coverage Tests to be satisfied (after giving effect to the payment of all amounts previously paid on such Payment Date pursuant to Section 11.1(a)(i) and this Section 11.1(a)(ii));

               (5) (a) if the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes are no longer Outstanding, to the payment of first, the amounts referred to in clause (17) of Section 11.1(a)(i) and second, the amounts referred to in clause (18) of Section 11.1(a)(i), but only to the extent not paid in full thereunder;

                         (b) if the Class A Notes, the Class B Notes, the Class
                    C Notes, the Class D Notes, the Class E Notes and the Class F Notes are no longer Outstanding, to the payment of first, the amounts referred to in clause (19) of Section 11.1(a)(i) and second, the amounts referred to in clause (20) of Section 11.1(a)(i) but only to the extent not paid in full thereunder;

                         (c) if the Class A Notes, the Class B Notes, the Class
                    C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes are no longer Outstanding, to the payment of first, the amounts referred to in clause (21) of Section 11.1(a)(i) and second, the amounts referred to in clause (22) of Section 11.1(a)(i), but only to the extent not paid in full thereunder;

               (6) to the extent that the amounts paid pursuant to clause (23) of Section 11.1(a)(i) are insufficient to pay such amounts in full thereunder and any Class F Notes, Class G Notes or Class H Notes are Outstanding, to the payment of the following amounts:

                         (a) in the event that the Class F Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class F Notes, to the payment in full of principal (including any applicable Capitalized Interest) of first, the Class A-1A Notes and the Class A-1AR Notes, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes, sixth, the Class E Notes and seventh, the Class F Notes;

                         (b) in the event that the Class G Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class G Notes, to the payment in full of principal (including any applicable Capitalized Interest) of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes, sixth, the Class E Notes, seventh, the Class F Notes and eighth, the Class G Notes;

                         (c) in the event that the Class H Notes become due and
                    payable (x) as a result of an acceleration following an Event of Default, (y) pursuant to an Auction Call Redemption, an Optional Redemption, a Clean up Call or a Tax Redemption or (z) upon the Stated Maturity of the Class H Notes, to the payment in full of principal (including any applicable Capitalized Interest) of first, the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation, second, the

                    Class A-2 Notes, third, the Class B Notes, fourth, the Class C Notes, fifth, the Class D Notes, sixth, the Class E Notes, seventh, the Class F Notes, eighth, the Class G Notes and ninth, the Class H Notes; or

                         (d) in the event of a Mandatory Redemption of the Class
                    F Notes, the Class G Notes and the Class H Notes, first, to the pro rata payment of principal of the Class A-1A Notes and the Class A-1AR Notes, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), second, to the payment of principal of the Class A-2 Notes, third, to the payment of principal of the Class B Notes, fourth, to the payment of principal of the Class C Notes, fifth, to the payment of principal of the Class D Notes, sixth, to the payment of principal of the Class E Notes, seventh, to the payment of principal of the Class F Notes, eighth, to the payment of principal of the Class G Notes and ninth, to the payment of principal of the Class H Notes, to the extent necessary to cause each of the Class F/G/H Coverage Tests to be satisfied (after giving effect to the payment of all amounts previously paid on such Payment Date pursuant to Section 11.1(a)(i) and Section 11.1(a)(ii));

               (7) to the extent that the amounts paid pursuant to clause (24) of Section 11.1(a)(i) are insufficient to pay such amounts in full thereunder and any Notes are Outstanding, on the first Payment Date following the occurrence of a Rating Confirmation Failure, to the payment of principal of each Class of Notes, (i) first, to the Class A-1A Notes and the Class A-1AR Notes, pro rata, based on the Class A-1A/A-1AR Pro Rata Allocation and as described in Section 11.1(a)(iii), (ii) second, to the Class A-2 Notes, (iii) third, to the Class B Notes, (iv) fourth, to the Class C Notes, (v) fifth, to the Class D Notes, (vi) sixth, to the Class E Notes, (vii) seventh, to the Class F Notes, (viii) eighth, to the Class G Notes, and (ix) ninth, to the Class H Notes, in each case until the ratings assigned on the Closing Date to each Class of Notes have been reinstated or such Class has been paid in full;

               (8) in such amounts pursuant to written instructions to the Trustee from the Collateral Manager no later than the related Determination Date, in the Collateral Manager's discretion and in the priority directed by the Collateral Manager (a) prior to the last day of the Reinvestment Period, to the Class A-1AR Notes, as Class A-1AR Prepayments and (b) to the Delayed Funding Obligations Account (during the Reinvestment Period);

               (9) on or prior to the last day of the Reinvestment Period, to the investment in Eligible Investments and reinvestment in Substitute Collateral Debt Securities subject to the Reinvestment Criteria or, if determined by the Collateral Manager, to pay any Special Amortization Amount, to amortize the Class A-1 Notes as described in Section 11.1(a)(iii), the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes as follows: (x) if each of the S&P Special Amortization Pro Rata Condition and the Moody's Special Amortization Pro Rata Condition is satisfied with respect to such Payment Date and, except as otherwise described in Section 9.7, the Class A/B Par Value Test has not failed to be satisfied on any prior Determination Date, on a pro rata basis (based on the Aggregate Outstanding Amount of each Class) among all Classes of Notes, or (y) if either the S&P Special Amortization Pro Rata Condition or the Moody's Special Amortization Pro Rata Condition is not satisfied with respect to such Payment Date or, except as otherwise described in
          Section 9.7, the Class A/B Par Value Test has failed to be satisfied on any prior Determination Date, sequentially among all Classes of Notes; provided, however, that amounts representing recoveries in respect of Defaulted Securities will be distributed sequentially in any event;

               (10) after the Reinvestment Period (x) on each Payment Date that is not also a Redemption Date or the Stated Maturity of the Notes and
          (y) in the absence of an acceleration following an Event of Default, to the payment of principal (including any applicable Capitalized Interest) of (i) first, to the pro rata payment of principal of the Class A-1A Notes and the Class A-1AR Notes, based on the Class A-1A/A-1AR Pro Rata Allocation, until the Class A-1 Notes have been paid in full, (ii) second, the Class A-2 Notes, until the Class A-2 Notes have been paid in full, (iii) third, the Class B Notes, until the Class B Notes have been paid in full, (iv) fourth, the Class C Notes, until the Class C Notes have been paid in full, (v) fifth, the Class D Notes, until the Class D Notes have been paid in full, (vi) sixth, the Class E Notes, until the Class E Notes have been paid in full, (vii) seventh, the Class F Notes, until the Class F Notes have been paid in full, (viii) eighth, the Class G Notes, until the Class G Notes have been paid in full, and (ix) ninth, the Class H Notes, until the Class H Notes have been paid in full;

               (11) to the payment of amounts referred to in clause (25) of
          Section 11.1(a)(i) to the extent not paid thereunder;

               (12) the payment of amounts referred to in clause (26) of Section 11.1(a)(i) to the extent not paid thereunder;

               (13) the payment of amounts referred to in clause (27) of Section 11.1(a)(i) to the extent not paid thereunder;

               (14) the payment of amounts referred to in clause (28) of Section 11.1(a)(i) to the extent not paid thereunder; and

               (15) any remaining Principal Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Shares Paying Agent for deposit into the Preferred Shares Distribution Account for distribution to the Holders of the Preferred Shares as payments of the Preferred

          Shares Distribution Amount subject to and in accordance with the provisions of the Preferred Shares Paying Agency Agreement.

          (iii) Notwithstanding anything herein to the contrary, in connection with any distributions to the Holders of the Notes prior to the Commitment Termination Time as a result of any Mandatory Redemption, Special Amortization or redemption in connection with a Rating Confirmation Failure, amounts will be allocated to the Class A-1 Notes assuming that the Class A-1AR Notes are fully drawn. In each case, the portion of such amounts allocable to the Class A-1AR Notes will be distributed as follows: first, pro rata to the Holders of the Class A-1AR Notes in reduction of the Aggregate Outstanding Amount of the Class A-1AR Notes; second, for deposit into the Delayed Funding Obligations Account until the amount on deposit therein is equal to the Total Unfunded Delayed Funding Amount; and third, for deposit into the Collection Account as Principal Proceeds. Immediately following any such distribution, the Class A-1AR Commitments will be reduced as described herein.

          (b) On or before the Business Day prior to each Payment Date, the Issuer shall, pursuant to Section 10.2(e), remit or cause to be remitted to the Trustee for deposit in the Payment Account an amount of Cash sufficient to pay the amounts described in Section 11.1(a) required to be paid on such Payment Date.

          (c) If on any Payment Date the amount available in the Payment Account from amounts received in the related Due Period is insufficient to make the full amount of the disbursements required by the statements furnished by the Trustee pursuant to Section 10.11(e) hereof, the Trustee shall make the disbursements called for in the order and according to the priority set forth under Section 11.1(a) above, subject to Section 13.1 hereof, to the extent funds are available therefor.

          (d) Except as otherwise expressly provided in this Section 11.1, if on any Payment Date the amount available in the Payment Account from amounts received in the related Due Period are insufficient to make the full amount of the disbursements required by any lettered clause of Section 11.1(a)(i) or
Section 11.1(a)(ii), the Trustee shall make the disbursements called for by such clause ratably in accordance with the respective amounts of such disbursements then due and payable to the extent funds are available therefor, unless such clause provides otherwise.

          (e) [Reserved].

          (f) In connection with the payment to each Hedge Counterparty pursuant to each Hedge Agreement of any amount scheduled to be paid from time to time between Payment Dates from amounts received with respect to the Collateral Debt Securities or otherwise as required pursuant to the terms of the related Hedge Agreement, such amounts shall be distributed to each Hedge Counterparty pursuant to the related Hedge Agreement.

          (g) In connection with any required payment by the Issuer to the Servicer pursuant to the Servicing Agreement of any amount scheduled to be paid from time to time between Payment Dates from amounts received with respect to the Collateral Debt Securities,


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

such amounts shall be distributed to the Servicer pursuant to the terms of the Servicing Agreement.

          Section 11.2 Trust Accounts.

          All Monies held by, or deposited with the Trustee in the Collection Accounts, the Defeased Collateral Accounts, the Payment Account, the Expense Account, the Unused Proceeds Account or the Delayed Funding Obligations Account pursuant to the provisions of this Indenture, and not invested in Eligible Investments as herein provided, shall be deposited in one or more trust accounts, maintained at the Corporate Trust Office or at a financial institution whose long-term rating is at least equal to, "A2" by Moody's and "A-" by S&P and Fitch to be held in trust for the benefit of the Noteholders. To the extent Monies deposited in such trust account exceed amounts insured by the Bank Insurance Fund or Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation, or any agencies succeeding to the insurance functions thereof, and are not fully collateralized by direct obligations of the United States of America, such excess shall be invested in Eligible Investments as directed by Issuer Order.

                                   ARTICLE 12

                       SALE OF COLLATERAL DEBT SECURITIES

          Section 12.1 Sales of Collateral Debt Securities.

          (a) Except as otherwise expressly permitted or required by this Indenture, the Issuer shall not sell or otherwise dispose of any Collateral Debt Security; provided that, subject to satisfaction of any applicable conditions in
Section 10.12, so long as (A) no Event of Default has occurred and is continuing and (B) on or prior to the trade date for such sale the Collateral Manager has certified to the Trustee that each of the conditions applicable to such sale set forth below has been satisfied, the Collateral Manager, on behalf of the Issuer, acting pursuant to the Collateral Management Agreement may direct the Trustee in writing to sell, and the Trustee shall sell in the manner directed by the Collateral Manager in writing (which writing shall specify whether such security is a Defaulted Security, Credit Risk Security or a Buy/Sell Interest, if applicable, or whether such security is otherwise permitted to be sold pursuant to this Section 12.1(a)):

          (i) any Defaulted Security at any time; provided that, if such Sale Proceeds are reinvested, the Collateral Manager will use commercially reasonable efforts to purchase one or more Substitute Collateral Debt Securities having an aggregate Principal Balance (including for this purpose accrued interest) no less than such Sale Proceeds (excluding accrued interest);

          (ii) a Credit Risk Security, (a) during the Reinvestment Period, if the Collateral Manager has certified to the Trustee that it shall use commercially reasonable efforts to purchase one or more Substitute Collateral Debt Securities having an Aggregate Principal Balance (including for this purpose accrued interest) no less than the Sale Proceeds (excluding accrued interest) from such sale, and after giving effect to such sale


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

     and to the purchase of Substitute Collateral Debt Securities with the Sale Proceeds thereof, in the judgment of the Collateral Manager (which shall not be called into question solely as a result of subsequent events), the Reinvestment Criteria shall be satisfied and (b) after the Reinvestment Period, at any time;

          (iii) if a Collateral Debt Security that is a Defaulted Security is not sold by the Issuer (at the direction of the Collateral Manager) within three years of such Collateral Debt Security becoming a Defaulted Security, the Collateral Manager, on behalf of the Issuer, shall use its commercially reasonable efforts to sell such Collateral Debt Security as soon as commercially practicable thereafter;

          (iv) any Buy/Sell Interest at any time; provided that if Sale Proceeds in respect of any Buy/Sell Interest are reinvested, the Collateral Manager will use commercially reasonable efforts to purchase one or more Substitute Collateral Debt Securities having an aggregate Principal Balance (including for this purpose accrued interest) no less than such Sale Proceeds (excluding accrued interest); and

          (v) without limiting the foregoing, any Collateral Debt Security that is not a Defaulted Security or a Credit Risk Security may be sold during the Reinvestment Period, if (a) the Aggregate Principal Balance of Collateral Debt Securities sold pursuant to this paragraph for a given calendar year does not exceed 10% of the Aggregate Collateral Balance as of the beginning of that year, (b) the Collateral Manager believes in good faith that proceeds from the sale of such Collateral Debt Security can be reinvested, within five Business Days after the trade date on which such Collateral Debt Security is sold in one or more Substitute Collateral Debt Securities having an Aggregate Principal Balance (including for this purpose accrued interest) of not less than 100% of the Principal Balance of the Collateral Debt Security being sold, (c) after giving effect to such sale and to the purchase of Substitute Collateral Debt Securities with the Sale Proceeds thereof, the Reinvestment Criteria will be satisfied and (d) so long as MBIA is deemed to be the Controlling Class, unless MBIA otherwise consents, ARCM has not been removed, or voted to be removed, as Collateral Manager under the Collateral Management Agreement. For the avoidance of doubt, any sales of Collateral Debt Securities made pursuant to Section 12.2(c) or (d) shall be disregarded in determining compliance with this Section 12.1(a)(v).

          (b) Notwithstanding the foregoing, the Collateral Manager (at its option and at any time) shall be permitted to effect a sale of a Credit Risk Security or a Defaulted Security hereunder by purchasing (or causing its Affiliate to purchase) such Defaulted Security or Credit Risk Security from the Issuer for a Cash purchase price that shall be equal to the sum of (i) the Aggregate Principal Balance thereof plus (ii) all accrued and unpaid interest (or, in the case of a Preferred Equity Security, all accrued and unpaid dividends or other distributions not attributable to the return of capital by the related Underlying Instruments) thereon. Notwithstanding anything to the contrary set forth herein, no Advisory Committee consent shall be required in connection with such Cash purchase (the "Credit Risk/Defaulted Security Cash Purchase").

          In addition and notwithstanding anything to the contrary set forth herein (and provided no Event of Default has occurred and is continuing), the Collateral Manager (at its


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option but only upon disclosure to, and with the prior consent of, the Advisory
Committee) shall be permitted to effect a sale of a Defaulted Security or a Credit Risk Security hereunder by directing the Issuer to exchange such Defaulted Security or Credit Risk Security for (i) a Substitute Collateral Debt Security (that is not a Defaulted Security or a Credit Risk Security) owned by an Affiliate of the Collateral Manager (such Substitute Collateral Debt Security, the "Exchange Security") or (ii) a combination of an Exchange Security and Cash; provided that:

          (i) (A) the sum of (1) the Principal Balance of such Exchange Security plus (2) all accrued and unpaid interest (or, in the case of a Preferred Equity Security, all accrued and unpaid dividends or other distributions not attributable to the return of capital by its governing documents) thereon plus (3) the Cash amount (if any) to be paid to the Issuer in respect of such exchange by such Affiliate of the Collateral Manager, shall be equal to or greater than (B) the sum of (1) the Principal Balance of such Defaulted Security or Credit Risk Security sought to be substituted plus (2) all accrued and unpaid interest (or, in the case of a Preferred Equity Security, all accrued and unpaid dividends or other distributions not attributable to the return of capital by its governing documents) thereon;

          (ii) the Eligibility Criteria and the Reinvestment Criteria shall be satisfied immediately after such exchange; and

          (iii) the Aggregate Principal Balance of all such Defaulted Securities and Credit Risk Securities so exchanged shall not exceed 10% of the Aggregate Collateral Balance as of the Closing Date (such limitation, the "10% Limit").

          (c) After the Issuer has notified the Trustee of an Optional Redemption, a Clean-Up Call or a Tax Redemption in accordance with Section 9.1 or an Auction Call Redemption in accordance with Section 9.2, the Collateral Manager, on behalf of the Issuer, and acting pursuant to the Collateral Management Agreement, may at any time direct the Trustee in writing to sell, and the Trustee shall sell in the manner directed by the Collateral Manager in writing, any Collateral Debt Security without regard to the foregoing limitations in Section 12.1(a); provided that:

          (i) the Sale Proceeds therefrom must be used to pay certain expenses and redeem all of the Notes in whole but not in part pursuant to Section
     9.1 and Section 9.2, and upon any such sale the Trustee shall release such Collateral Debt Security pursuant to Section 10.12;

          (ii) the Issuer may not direct the Trustee to sell (and the Trustee shall not be required to release) a Collateral Debt Security pursuant to this Section 12.1(c) unless:

               (1) the Collateral Manager certifies to the Trustee that (x) in the Collateral Manager's reasonable business judgment based on calculations included in the certification (which shall include the sales prices of the Collateral Debt Securities), the Sale Proceeds from the sale of one or more of the Collateral Debt Securities and all Cash and proceeds from Eligible Investments will be at least equal to the Total Redemption Price, and (y) an Independent bond pricing


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

          service (which shall be one or more broker-dealers selected by the Collateral Manager which are rated at least "P-1" by Moody's and at least "A-1+" by S&P and which make a market in the applicable Collateral Debt Securities) has confirmed (which confirmation may be in the form of a firm bid) the sales prices contained in the certification in clause (x) above (and attaching a copy of such confirmation); and

               (2) the Independent accountants appointed by the Issuer pursuant to Section 10.13 shall confirm in writing the calculations made in clause (1)(x) above.

          (iii) in connection with an Optional Redemption, an Auction Call Redemption, a Clean-up Call or a Tax Redemption, all the Collateral Debt Securities to be sold pursuant to this Section 12.1(c) must be sold in accordance with the requirements set forth in Section 9.1(e) and Section 9.2, as applicable.

          (d) In the event that any Collateral Debt Security becomes the subject of a conversion, exchange, redemption or offer, whether voluntary or involuntary, the Issuer (or the Collateral Manager on behalf of the Issuer) shall take no action to acquire the asset or instrument into which such Collateral Debt Security is convertible or exchangeable unless such asset or instrument would qualify as a Substitute Collateral Debt Security. In the event of an involuntary exchange or conversion of a Collateral Debt Security, if the resulting asset or instrument would not qualify as a Substitute Collateral Debt Security, the Issuer (or the Collateral Manager on behalf of the Issuer) shall use commercially reasonable efforts to sell such Collateral Debt Security prior to conversion or exchange and, in any event, shall refuse to accept, and shall not acquire or hold, the asset or instrument offered in exchange.

          (e) In the event that any Notes remain Outstanding as of the Payment Date occurring six months prior to the Stated Maturity of the Notes, the Collateral Manager will be required to determine whether the proceeds expected to be received on the Assets prior to the Stated Maturity of the Notes will be sufficient to pay in full the principal amount of (and accrued interest on) the Notes on the Stated Maturity. If the Collateral Manager determines, in its sole discretion, that such proceeds will not be sufficient to pay the outstanding principal amount of and accrued interest on the Notes (a "Note Liquidation Event") on the Stated Maturity of the Notes, the Issuer will, at the direction of the Collateral Manager, be obligated to liquidate the portion of Collateral Debt Securities sufficient to pay the remaining principal amount of and interest on the Notes on or before the Stated Maturity. The Collateral Debt Securities to be liquidated by the Issuer will be selected by the Collateral Manager.

          (f) Notwithstanding anything herein to the contrary, in the event that a "buy/sell" arrangement has been initiated with respect to a Collateral Debt Security as a dispute resolution mechanism and the Collateral Manager determines in accordance with the Collateral Manager Servicing Standard that the sale of such Collateral Debt Security is in the best interest of the Noteholders, the Collateral Manager may, on behalf of the Issuer, direct the Trustee to sell such Collateral Debt Security in accordance with the related Underlying Instruments; provided that, in the event any such sale is to be made to an Affiliate of the Issuer or the Collateral


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

Manager, such sale may be made only upon disclosure to, and with the prior consent of, the Advisory Committee.

          (g) Notwithstanding anything contained in this Section 12.1 to the contrary, the Issuer may sell any Collateral Debt Security in accordance with the provisions of Sections 12.2(c), 12.2(d) and/or 12.2(f).

          Section 12.2 Reinvestment Criteria and Trading Restrictions.

          (a) Except as provided in Section 12.3(c), during the Reinvestment Period, Unscheduled Principal Payments, Sale Proceeds and other Principal Proceeds (including excess amounts on deposit in the Delayed Funding Obligations Account and certain Class A-1AR Draws) will be reinvested in Substitute Collateral Debt Securities (which shall be, and hereby are, Granted to the Trustee pursuant to the Granting Clause of this Indenture) only if the Collateral Manager has not been removed, or voted to be removed, as a Collateral Manager under the Collateral Management Agreement or a substitute collateral manager has been appointed and, after giving effect to such reinvestment, the following criteria (which criteria shall also apply with respect to investments in Collateral Debt Securities during the Ramp-Up Period) (the "Reinvestment Criteria") are satisfied, as evidenced by an Officer's Certificate of the Issuer or the Collateral Manager delivered to the Trustee, as of the date of the commitment to purchase such Substitute Collateral Debt Securities:

          (i) such security satisfies the Eligibility Criteria;

          (ii) the Collateral Quality Tests are satisfied, or, if any Collateral Quality Test was not satisfied immediately prior to such reinvestment, the extent of compliance with such Collateral Quality Test will be maintained or improved following such reinvestment, except as otherwise specified in the Reinvestment Criteria below;

          (iii) the Coverage Tests are satisfied (or, if not satisfied, are maintained or improved); provided that, if the Class A/B Overcollateralization Test is not satisfied, the Issuer will not effect such reinvestment if sufficient proceeds would not remain on deposit in the Collection Accounts following such reinvestment to cause the Class A/B Overcollateralization Test to be satisfied following disbursements on the following Payment Date in accordance with the Priority of Payments;

          (iv) if immediately prior to such reinvestment the S&P CDO Monitor Test or the S&P Recovery Test was not satisfied, such test result is maintained or improved after giving effect to such reinvestment; provided, however, that notwithstanding the foregoing, Sale Proceeds of Credit Risk Securities may be reinvested as long as the Collateral Manager provides written notice of each such sale and reinvestment to S&P within three Business Days after such reinvestment; and

          (v) no Event of Default has occurred and is continuing.

          (b) Subject to the conditions set forth in Sections 12.2(c) and 12.2(d), during the Ramp-Up Period and the Reinvestment Period the Issuer may acquire Loans based on an Estimated Rating; provided, however, that after the Effective Date the Issuer may not acquire a

Collateral Debt Security based on an Estimated Rating if (a) such acquisition would cause the aggregate Principal Balance of all Collateral Debt Securities owned by the Issuer which do not yet have an S&P Assigned Rating to exceed 20% of the Aggregate Collateral Balance as of the Closing Date, (b) such acquisition would cause the Aggregate Principal Balance of all Collateral Debt Securities owned by the Issuer which do not yet have a Moody's Assigned Rating to exceed 20% of the Aggregate Collateral Balance as of the Closing Date, (c) solely with respect to Collateral Debt Securities that are collateralized or backed by interests on a Property Type other than a Non-Core Property Type related to a single obligor, such acquisition would cause the Aggregate Principal Balance of all such Collateral Debt Securities owned by the Issuer which do not yet have a Moody's Assigned Rating to exceed 5% of the Aggregate Collateral Balance as of the Closing Date, or (d) solely with respect to Collateral Debt Securities that are collateralized or backed by interests on a Non-Core Property Type related to a single obligor, such acquisition would cause the Aggregate Principal Balance of all such Collateral Debt Securities owned by the Issuer which do not yet have a Moody's Assigned Rating to exceed 3.5% of the Aggregate Collateral Balance as of the Closing Date. In addition, no Future Advance Loan with respect to which the related Unfunded Other Loan is a Construction Loan may be purchased by the Issuer based on a Moody's Estimated Rating.

          (c) Within ten Business Days after acquiring a Collateral Debt Security based on a Moody's Estimated Rating, the Collateral Manager shall deliver to Moody's a comprehensive set of asset and underwriting materials describing such Collateral Debt Security, in form and substance acceptable to Moody's. With respect to each Substitute Collateral Debt Security acquired based on a Moody's Estimated Rating after the Effective Date, the Collateral Manager shall determine compliance with the Moody's Post-Acquisition Compliance Test when it receives notice from Moody's of the Moody's Assigned Rating for such Substitute Collateral Debt Security. Within 45 days after finding that the acquisition of a Substitute Collateral Debt Security after the Effective Date resulted in a failure to satisfy the Moody's Post-Acquisition Compliance Test (a "Moody's Post-Acquisition Failure"), the Collateral Manager shall use commercially reasonable efforts to remedy such Moody's Post-Acquisition Failure by either: (a) causing the Issuer and instructing the Trustee to sell to the Collateral Manager or its Affiliates or to a third party the Substitute Collateral Debt Security that caused the Moody's Post-Acquisition Failure, for a cash price that is greater than or equal to the sum of (i) the then outstanding Principal Balance of such Substitute Collateral Debt Security, discounted based on the percentage amount of any discount that was applied when such Substitute Collateral Debt Security was purchased by the Issuer (or, if such asset was purchased by the Issuer at a premium, then the outstanding Principal Balance shall be subject to a percentage premium not less than that at which the Issuer purchased such asset), plus (ii) any accrued but unpaid interest on such Substitute Collateral Debt Security plus (iii) any fees and expenses of the Issuer attributable to such sale, or (b) causing the Issuer and instructing the Trustee to sell other Collateral Debt Securities (in the case of each such Collateral Debt Security, for a cash price that is greater than or equal to the sum of (i) the then outstanding Principal Balance of such Collateral Debt Security, discounted based on the percentage amount of any discount that was applied when such Collateral Debt Security was purchased by the Issuer (or, if such asset was purchased by the Issuer at a premium, then the outstanding Principal Balance shall be subject to a percentage premium not less than that at which the Issuer purchased such asset), plus (ii) any accrued but unpaid interest on such Collateral Debt Security) and/or purchase other Collateral Debt Securities (subject to the Reinvestment Criteria) so that either (x) the Moody's Maximum


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

Tranched Rating Factor Test is satisfied, or (y) if the Moody's Maximum Tranched Rating Factor Test was not satisfied immediately prior to the purchase of the Substitute Collateral Debt Security that resulted in the Moody's Post-Acquisition Failure, the level of compliance with the Moody's Maximum Tranched Rating Factor Test is restored to the level that would exist if that Substitute Collateral Debt Security had not been purchased. Following a Moody's Post-Acquisition Failure, until such time as the Moody's Post-Acquisition Failure has been remedied as provided above, the Issuer may only purchase Substitute Collateral Debt Securities that have a Moody's Assigned Rating; provided, however, that if the Moody's Post-Acquisition Failure has not been remedied within 45 days after a finding of such Moody's Post-Acquisition Failure, then each Substitute Collateral Debt Security thereafter acquired by the Issuer must have a Moody's Assigned Rating until such time as the Rating Agency Condition with respect to Moody's has been satisfied and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented; provided, further, that if the Moody's Post-Acquisition Failure has not been remedied within 120 days after a finding of such Moody's Post-Acquisition Failure, then the Issuer may no longer acquire Substitute Collateral Debt Securities based on a Moody's Estimated Rating, even if such Moody's Post-Acquisition Failure is later remedied.

          (d) Within ten Business Days after acquiring a Collateral Debt Security based on an S&P Estimated Rating, the Collateral Manager shall deliver to S&P a comprehensive set of asset and underwriting materials describing such Collateral Debt Security, in form and substance acceptable to S&P. With respect to each Substitute Collateral Debt Security acquired based on an S&P Estimated Rating after the Effective Date, the Collateral Manager shall determine compliance with the S&P Post-Acquisition Compliance Test when it receives notice from S&P of the S&P Assigned Rating for such Substitute Collateral Debt Security. Within 45 days after finding that the acquisition of a Substitute Collateral Debt Security after the Effective Date resulted in a failure to satisfy the S&P's Post-Acquisition Compliance Test (an "S&P Post-Acquisition Failure"), the Collateral Manager may remedy such S&P Post-Acquisition Failure by either: (a) causing the Issuer and instructing the Trustee to sell to the Collateral Manager or its Affiliates or to a third party the Substitute Collateral Debt Security that caused the S&P Post-Acquisition Failure, for a cash price that is greater than or equal to the sum of (i) the then outstanding Principal Balance of such Substitute Collateral Debt Security, discounted based on the percentage amount of any discount that was applied when such Substitute Collateral Debt Security was purchased by the Issuer (or, if such asset was purchased by the Issuer at a premium, then the outstanding Principal Balance shall be subject to a percentage premium not less than that at which the Issuer purchased such asset), plus (ii) any accrued but unpaid interest on such Substitute Collateral Debt Security, plus (iii) any fees and expenses of the Issuer attributable to such sale, or (b) causing the Issuer and instructing the Trustee to sell other Collateral Debt Securities and/or purchase other Substitute Collateral Debt Securities (subject to the Reinvestment Criteria) so that either (x) the S&P CDO Monitor Test is satisfied, or (y) if the S&P CDO Monitor Test was not satisfied immediately prior to the purchase of the Substitute Collateral Debt Security that resulted in the S&P Post-Acquisition Failure, the level of compliance with the S&P CDO Monitor Test is restored to the level that would exist if that Substitute Collateral Debt Security had not been purchased. Following an S&P Post-Acquisition Failure, until such time as the S&P Post-Acquisition Failure has been remedied as provided above, the Issuer may only purchase Substitute Collateral Debt Securities that have an S&P Assigned Rating.

          (e) No Advisory Committee consent will be required in connection with a sale or transfer of a Substitute Collateral Debt Security in connection with any action taken by the Collateral Manager to remedy a Moody's Post-Acquisition Failure or an S&P Post-Acquisition Failure, even if the Collateral Manager or its Affiliate is the purchaser or assignee of such asset, so long as the purchase price for such Collateral Debt Security is payable in cash and is greater than or equal to the sum of (i) the then outstanding Principal Balance of such Collateral Debt Security, discounted based on the percentage amount of any discount that was applied when such Collateral Debt Security was purchased by the Issuer (or, if such asset was purchased by the Issuer at a premium, then the outstanding Principal Balance shall be subject to a percentage premium not less than that at which the Issuer purchased such asset), plus (ii) any accrued but unpaid interest on such Collateral Debt Security plus (iii) any fees and expenses of the Issuer attributable to such sale.

          (f) Within ten Business Days after the applicable Rating Agency notifies the Collateral Manager of the Assigned Rating determined for a Collateral Debt Security acquired by the Issuer based on an Estimated Rating, if such Assigned Rating is lower than such Estimated Rating (but, for the avoidance of doubt, such Assigned Rating is not low enough to cause a Moody's Post-Acquisition Failure or an S&P Post-Acquisition Failure, as applicable), the Collateral Manager shall have the option, but not the obligation, to cause the Issuer and direct the Trustee (x) to sell such Collateral Debt Security to the Collateral Manager or any of its Affiliates or any third party for a cash price that is greater than or equal to the sum of (i) the then outstanding Principal Balance of such Collateral Debt Security, discounted based on the percentage amount of any discount that was applied when such Collateral Debt Security was purchased by the Issuer (or, if such asset was purchased by the Issuer at a premium, then the outstanding Principal Balance shall be subject to a percentage premium not less than that at which the Issuer purchased such asset), plus (ii) any accrued but unpaid interest on such Collateral Debt Security plus (iii) any fees and expenses of the Issuer attributable to such sale. No Advisory Committee consent will be required in connection with a trade executed in connection with the exercise of this option even if the Collateral Manager or its Affiliate is the purchaser or assignee.

          (g) Notwithstanding the foregoing provisions, (i) Cash on deposit in the Collection Accounts may be invested in Eligible Investments, pending investment in Substitute Collateral Debt Securities and (ii) if an Event of Default shall have occurred and be continuing, no Substitute Collateral Debt Security may be acquired unless it was the subject of a commitment entered into by the Issuer prior to the occurrence of such Event of Default.

          Section 12.3 Conditions Applicable to all Transactions Involving Sale or Grant.

          (a) Any transaction effected after the Closing Date under this Article 12 or Section 10.12 shall be conducted in accordance with the requirements of the Collateral Management Agreement; provided that (1) the Collateral Manager shall not direct the Trustee to acquire any Substitute Collateral Debt Security for inclusion in the Assets from the Collateral Manager or any of its Affiliates as principal or to sell any Collateral Debt Security from the Assets to the Collateral Manager or any of its Affiliates as principal unless the transaction is effected in accordance with the Collateral Management Agreement and (2) the Collateral Manager shall not direct the Trustee to acquire any Substitute Collateral Debt Security for inclusion in the Assets from any account or portfolio for which the Collateral Manager serves as investment adviser or direct the Trustee to sell any Collateral Debt Security to any account or portfolio for which the Collateral Manager serves as investment adviser unless such transactions comply with the requirements of any applicable laws. The Trustee shall have no responsibility to oversee compliance with this clause by the other parties.

          (b) Upon any Grant pursuant to this Article 12, all of the Issuer's right, title and interest to the Pledged Obligation or Securities shall be Granted to the Trustee pursuant to this Indenture, such Pledged Obligation or Securities shall be registered in the name of the Trustee, and, if applicable, the Trustee shall receive such Pledged Collateral Debt Security or Securities. The Trustee also shall receive, not later than the date of delivery of any Collateral Debt Security delivered after the Closing Date, an Officer's Certificate of the Collateral Manager certifying that, as of the date of such Grant, such Grant complies with the applicable conditions of and is permitted by this Article 12 (and setting forth, to the extent appropriate, calculations in reasonable detail necessary to determine such compliance).

          (c) Notwithstanding anything contained in this Article 12 to the contrary, the Issuer shall, subject to this Section 12.3(c), have the right to effect any transaction which has been consented to (i) by the Holders of Notes evidencing 100% of the Aggregate Outstanding Amount of each and every Class of Notes (or if there are no Notes Outstanding, 100% of the Preferred Shares) and
(ii) each Hedge Counterparty, and of which each Rating Agency has been notified.

          Section 12.4 Sale of Collateral Debt Securities with respect to an Auction Call Redemption.

          (a) Pre-Auction Process.

          (i) Each Auction will occur on the Business Day that is at least 13 Business Days prior to the proposed Auction Call Redemption Date (such date, the "Auction Date").

          (ii) The Collateral Manager will initiate the Auction Procedures at least 24 Business Days before the proposed Auction Call Redemption Date by:
     (a) preparing a list of Collateral Debt Securities (including CUSIP Number, if any, par amount and issuer name for each Collateral Debt Security); (b) deriving a list of not less than three qualified bidders (the "Listed Bidders") and requesting from each Listed Bidder bids by the applicable Auction Date; and (c) notifying the Trustee of the list of Listed Bidders (the "List").

          (iii) The Collateral Manager will deliver a general solicitation package to the Listed Bidders consisting of: (a) a form of a purchase agreement ("Auction Purchase Agreement") provided to the Trustee by the Collateral Manager (which shall provide that (I) upon satisfaction of all conditions precedent therein, the purchaser is irrevocably obligated to purchase, and the Issuer is irrevocably obligated to sell, the Collateral Debt Securities on the date and on the terms stated therein, (II) each bidder may tender a separate bid for one or more Collateral Debt Securities in an Auction, (III) if the


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

     Collateral Debt Securities are to be sold to different bidders, that the consummation of the purchase of all Collateral Debt Securities must occur simultaneously and that the closing of each purchase is conditional on the closing of the other purchases, (IV) if for any reason whatsoever the Trustee has not received, by a specified Business Day (which shall be more than ten Business Days before the proposed Auction Call Redemption Date), payment in full in immediately available funds of the purchase price for all Collateral Debt Securities, the obligations of the parties shall terminate and the Issuer shall have no obligation or liability whatsoever and (V) any prospective purchasers will be subject to the "limited recourse" and "non-petition" provisions set forth in this Indenture); (b) the minimum aggregate Cash purchase price (which shall be determined by the Collateral Manager as the Total Redemption Price less the balance of all Eligible Investments and Cash in the Collection Accounts, the Payment Account, the Delayed Funding Obligations Account, each Hedge Termination Account and the Expense Account); (c) the list of Collateral Debt Securities; (d) a formal bid sheet (which will permit a bidder to bid for all of the Collateral Debt Securities or separately for any one or more (but not all) Collateral Debt Securities and will include a representation from the bidder that it is eligible to purchase all of the Collateral Debt Securities or any one or more (but not all) Collateral Debt Securities) to be provided to the Trustee by the Collateral Manager; (e) a detailed timetable; and (f) copies of all transfer documents provided to the Trustee by the Collateral Manager (including transfer certificates and subscription agreements which a bidder must execute pursuant to the underlying instruments and a list of the requirements which the bidder must satisfy under the underlying instruments (i.e., QIB status, Qualified Purchaser status, etc.)).

          (iv) The Collateral Manager will send solicitation packages to all Listed Bidders on the List at least 20 Business Days before the proposed Auction Call Redemption Date. The Listed Bidders will be required to submit any due diligence questions (or comments on the draft purchase agreement) in writing to the Collateral Manager by a date specified in the solicitation package. The Collateral Manager will be required to answer all reasonable and relevant questions by the date specified in the solicitation package and the Collateral Manager will distribute the questions and answers and the revised final Auction Purchase Agreement to all Listed Bidders (with a copy to the Issuer and the Trustee).

          (b) Auction Process.

          (i) Wells Fargo Bank, National Association or its Affiliates may, but shall not be required to, bid at the Auction. The Collateral Manager and its Affiliates may bid in the Auction if the Collateral Manager deems such bidding to be appropriate but is not required to do so.

          (ii) On the second Business Day prior to the Auction Date (the "Auction Bid Date"), all bids will be due by facsimile at the offices of the Trustee by 11:00 a.m. New York City time, with the winning bidder or bidders to be notified by 2:00 p.m. New York City time. All bids from Listed Bidders on the List will be due on the bid sheet contained in the solicitation package. Each bid shall be for the purchase and delivery to one


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

     purchaser (A) of all (but not less than all) of the Collateral Debt Securities or (B) of one or more (but not all) of the Collateral Debt Securities.

          (iii) Unless the Trustee receives (A) at least one bid from a Listed Bidder to purchase all of the Collateral Debt Securities or (B) receives bids from one or more Listed Bidders (to purchase one or more (but not all) Collateral Debt Securities) for all Collateral Debt Securities in the aggregate, the Trustee will decline to consummate the sale.

          (iv) Subject to clause (iii) above, with the advice of the Collateral Manager, the Trustee shall select the bid or bids which result in the Highest Auction Price from one or more Listed Bidders (in excess of the specified minimum purchase price). "Highest Auction Price" means the higher of (A) the highest price bid by any Listed Bidder for all of the Collateral Debt Securities or (B) the sum of the highest prices bid by one or more Listed Bidders (for one or more (but not all) Collateral Debt Securities) for all Collateral Debt Securities in the aggregate. In each case, the price bid by a Listed Bidder will be the dollar amount which the Collateral Manager certifies to the Trustee based on the Collateral Manager's review of the bids, which certification shall be binding and conclusive.

          (v) Upon notification to the winning bidder or bidders, the winning bidder (or, if the Highest Auction Price requires the sale of the Collateral Debt Securities to more than one bidder, each winning bidder) will be required to deliver to the Trustee a signed counterpart of the Auction Purchase Agreement no later than 4:00 p.m. New York City time on the Auction Date. The winning bidder (or, if the Highest Auction Price requires the sale of the Collateral Debt Securities to more than one bidder, each winning bidder) will make payment in full of the purchase price on the Business Day (the "Auction Purchase Closing Date") specified in the general solicitation package (which will be no later than ten Business Days prior to the proposed Auction Call Redemption Date). If a winning bidder so requests, the Trustee and the Issuer will enter into a bailee letter in the form agreed upon by the Trustee and the Collateral Manager to this Indenture (a "Bailee Letter") with each winning bidder and its designated bank (which bank will be subject to approval by the Issuer (or the Collateral Manager on behalf of the Issuer)); provided that such bank enters into an account control agreement with the Trustee and the Issuer and has a long term debt rating of at least "BBB+" by S&P's and (if rated by Fitch) at least "BBB+" by Fitch and (if rated by Moody's) at least "A2" by Moody's. If the above requirements are satisfied, the Trustee will deliver the Collateral Debt Securities (to be sold to such bidder) pursuant thereto to the bailee bank at least one Business Day prior to the closing on the sale of the Collateral Debt Securities and accept payment of the purchase price pursuant thereto. If payment in full of the purchase price is not made by the Auction Purchase Closing Date for any reason whatsoever (or, if the Collateral Debt Securities are to be sold to more than one bidder, if any bidder fails to make payment in full of the purchase price by the Auction Purchase Closing Date for any reason whatsoever), the Issuer will decline to consummate the sale of all Collateral Debt Securities, the Trustee and the Issuer will direct the bailee bank to return the Collateral Debt Securities to the Trustee, and (if notice of redemption has been given by the


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

     Trustee) the Trustee will give notice (in accordance with the terms of this Indenture) that the Auction Call Redemption will not occur.

          (vi) Notwithstanding the foregoing, but subject to the satisfaction of the conditions set forth in Section 9.2(b), the Holder of the Preferred Shares or any of its Affiliates, although it may not have been the highest bidder, will have the option to purchase any one or more Collateral Debt Securities for a purchase price equal to the highest bid therefor.

          (c) Notwithstanding anything to the contrary set forth in this Section 12.4, at the election of the Holder of the Preferred Shares, in lieu of initiating or conducting any Auction, the Holder of the Preferred Shares or any of its Affiliates will have the option to purchase all of the Collateral Debt Securities that would otherwise be subject to such Auction for a price equal to the Total Redemption Price. Such purchase of Collateral Debt Securities by the Holder of the Preferred Shares or its Affiliates pursuant to this Section 12.4(c) will be deemed to be a Successful Auction pursuant to this Indenture and the Notes and the Preferred Shares shall be redeemed, in whole and not in part, at their applicable Redemption Prices in accordance with the applicable provisions of Article 9.

          Section 12.5 Modifications to Collateral Quality Tests or Coverage Tests.

          In the event any of the Rating Agencies modifies the definitions or calculations relating to (i) the method of calculating any of its respective Collateral Quality Tests included in clauses (xx) through (xxx) of the Collateral Quality Tests (a "Collateral Quality Test Modification"), (ii) any of the Coverage Tests (a "Coverage Test Modification") or (iii) its requirements for pro rata "special amortizations" (a "Pro Rata Special Amortization Modification"), in either case in order to correspond with published changes in the guidelines, methodology or standards established by such Rating Agency, the Issuer may, but is under no obligation solely as a result of this Section 12.5 to, incorporate corresponding changes into this Indenture by an amendment hereto without the consent of the Holders of the Notes (except as provided below) (but with written notice to the Noteholders) or the Preferred Shares if (x)(1) in the case of a Collateral Quality Test Modification, the Rating Agency Condition is satisfied with respect to the Rating Agency that made such modification or (2) in the case of a Coverage Test Modification or a Pro Rata Special Amortization, the Rating Agency Condition is satisfied with respect to each Rating Agency then rating the Notes and (y) written notice of such modification is delivered by the Collateral Manager to the Trustee, each Hedge Counterparty and to the Holders of the Notes and Preferred Shares (which notice may be included in the next regularly scheduled report to Noteholders). Any such Collateral Quality Test Modification, Coverage Test Modification or Pro Rata Special Amortization, as the case may be, shall be effected without execution of a supplemental indenture; provided, however, that such amendment shall be (i) evidenced by a written instrument executed and delivered by each of the Co-Issuers and the Collateral Manager and delivered to the Trustee and each Hedge Counterparty,
(ii) accompanied by delivery by the Issuer to the Trustee of (A) an Officer's Certificate of the Issuer certifying that such amendment has been made pursuant to and in compliance with this Section 12.5 and (B) if requested by the Trustee, an Opinion of Counsel stating that such amendment is authorized or permitted by this Section 12.5 and that all applicable conditions precedent under this
Section 12.5 have been satisfied, on which such Officer's Certificate or such Officer's Certificate and


                                     -242-

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Opinion of Counsel, as the case may be, the Trustee shall be entitled to rely.
Notwithstanding the foregoing, so long as MBIA is deemed to be the Controlling Class hereunder, the Issuer will not be permitted to make any such change with respect to Moody's or Fitch or, on or after the date that is 18 months after the Closing Date, S&P, without obtaining the consent of MBIA (such consent not to be unreasonably withheld); provided that, if MBIA does not object to such change within 14 days after notice thereof is given, MBIA will be deemed to have consented to such change. Notwithstanding the foregoing, any such amendment reasonably determined by the Trustee to be unduly burdensome to the Trustee, shall not take effect without the Trustee's express written consent.

                                   ARTICLE 13

                             NOTEHOLDERS' RELATIONS

          Section 13.1 Subordination.

          (a) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A-1 Notes and each Hedge Counterparty that the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes and the Issuer's rights in and to the Assets (the "Class A-2 Subordinate Interests") shall be subordinate and junior to the Class A-1 Notes to the extent and in the manner set forth in this Indenture including as set forth in Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the Class A-1 Notes shall be paid in full before any further payment or distribution is made on account of the Class A-2 Subordinate Interests. The Holders of the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A-1 Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes hereunder until the payment in full of the Class A-1 Notes and not before one year and one day, or, if longer, the applicable preference period then in effect, has elapsed since such payment.

          (b) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A Notes and each Hedge Counterparty that the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes and the Issuer's rights in and to the Assets (the "Class B Subordinate Interests") shall be subordinate and junior to the Class A Notes to the extent and in the manner set forth in this Indenture including as set forth in Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the

Class A Notes shall be paid in full before any further payment or distribution is made on account of the Class B Subordinate Interests. The Holders of the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes hereunder until the payment in full of the Class A Notes and not before one year and one day, or, if longer, the applicable preference period then in effect, has elapsed since such payment.

          (c) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A Notes, the Class B Notes and each Hedge Counterparty that the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes, the Class H Notes and the Issuer's rights in and to the Assets (the "Class C Subordinate Interests") shall be subordinate and junior to the Class A Notes and the Class B Notes to the extent and in the manner set forth in this Indenture including as set forth in
Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the Class A Notes and the Class B Notes shall be paid in full before any further payment or distribution is made on account of the Class C Subordinate Interests. The Holders of the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree, for the benefit of the Holders of the Class A Notes and the Class B Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes hereunder until the payment in full of the Class A Notes and the Class B Notes and not before one year and one day, or, if longer, the applicable preference period then in effect, has elapsed since such payment.

          (d) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes and each Hedge Counterparty that the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes, the Class H Notes and the Issuer's rights in and to the Assets (the "Class D Subordinate Interests") shall be subordinate and junior to the Class A Notes, the Class B Notes and the Class C Notes to the extent and in the manner set forth in this Indenture including as set forth in
Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the Class A Notes, the Class B Notes and the Class C Notes shall be paid in full before any further payment or distribution is made on account of the Class D Subordinate Interests. The Holders of the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree, for the benefit of the Holders of the Class A Notes, the Class B Notes, and the Class C Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes hereunder until the payment in full of the Class


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

A Notes, the Class B Notes and the Class C Notes and not before one year and one day, or, if longer, the applicable preference period then in effect, has elapsed since such payment.

          (e) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes and each Hedge Counterparty that the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes and the Issuer's rights in and to the Assets (the "Class E Subordinate Interests") shall be subordinate and junior to the Class A Notes, the Class C Notes and the Class D Notes to the extent and in the manner set forth in this Indenture including as set forth in Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the Class A Notes, the Class B Notes, the Class C Notes, and the Class D Notes shall be paid in full before any further payment or distribution is made on account of the Class E Subordinate Interests. The Holders of the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes agree, for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes hereunder until the payment in full of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes and not before one year and one day, or, if longer, the applicable preference period in effect, has elapsed since such payment.

          (f) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class F Notes, the Class G Notes and the Class H Notes agree for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and each Hedge Counterparty that the Class F Notes, the Class G Notes and the Class H Notes and the Issuer's rights in and to the Assets (the "Class F Subordinate Interests") shall be subordinate and junior to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes to the extent and in the manner set forth in this Indenture including as set forth in Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes shall be paid in full before any further payment or distribution is made on account of the Class F Subordinate Interests. The Holders of the Class F Notes, the Class G Notes and the Class H Notes agree, for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class F Notes, the Class G Notes and the Class H Notes hereunder until the payment in full of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and not before one year and one day, or, if longer, the applicable preference period then in effect, has elapsed since such payment.

          (g) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class G Notes and the Class H Notes agree for the benefit of the


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

Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and each Hedge Counterparty that the Class G Notes, the Class H Notes and the Issuer's rights in and to the Assets (the "Class G Subordinate Interests") shall be subordinate and junior to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes to the extent and in the manner set forth in this Indenture including as set forth in Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes shall be paid in full before any further payment or distribution is made on account of the Class G Subordinate Interests. The Holders of the Class G Notes and the Class H Notes agree, for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class G Notes and the Class H Notes hereunder until the payment in full of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes and not before one year and one day, or, if longer, the applicable preference period then in effect, has elapsed since such payment.

          (h) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class H Notes agree for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and each Hedge Counterparty that the Class H Notes and the Issuer's rights in and to the Assets (the "Class H Subordinate Interests") shall be subordinate and junior to the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes to the extent and in the manner set forth in this Indenture including as set forth in
Section 11.1(a) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article 5, including as a result of an Event of Default specified in Section 5.1(f) or 5.1(g), the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes shall be paid in full before any further payment or distribution is made on account of the Class H Subordinate Interests. The Holders of the Class H Notes agree, for the benefit of the Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes and each Hedge Counterparty, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class H Notes hereunder until the payment in full of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes and not before one year and one day, or if longer, the applicable preference period then in effect, has elapsed since such payment.

          (i) In the event that notwithstanding the provisions of this Indenture, any holder of any Subordinate Interests shall have received any payment or distribution in respect of such Subordinate Interests contrary to the provisions of this Indenture, then, unless and until the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes, as the case may be, shall have been paid in full in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Trustee, which shall pay and deliver the same to the Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes, as the case may be, in accordance with this Indenture.

          (j) Each Holder of Subordinate Interests agrees with all Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes, and the Class H Notes, as the case may be, that such Holder of Subordinate Interests shall not demand, accept, or receive any payment or distribution in respect of such Subordinate Interests in violation of the provisions of this Indenture including this
Section 13.1; provided, however, that after the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes, as the case may be, have been paid in full, the Holders of Subordinate Interests shall be fully subrogated to the rights of the Holders of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Class H Notes, as the case may be. Nothing in this Section 13.1 shall affect the obligation of the Issuer to pay Holders of Subordinate Interests.

          Section 13.2 Standard of Conduct.

          In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Securityholder under this Indenture, subject to the terms and conditions of this Indenture, including, without limitation,
Section 5.9, a Securityholder or Securityholders shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Securityholder, the Issuer, or any other Person, except for any liability to which such Securityholder may be subject to the extent the same results from such Securityholder's taking or directing an action, or failing to take or direct an action, in bad faith or in violation of the express terms of this Indenture.

                                   ARTICLE 14

                                  MISCELLANEOUS

          Section 14.1 Form of Documents Delivered to the Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer or the Co-Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer or the Co-Issuer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Co-Issuer, the Collateral Manager or any other Person, stating that the information with respect to such factual matters is in the possession of the Issuer, the Co-Issuer, the Collateral Manager or such other Person, unless such Authorized Officer of the Issuer or the Co-Issuer or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel also may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer or the Co-Issuer, stating that the information with respect to such matters is in the possession of the Issuer or the Co-Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer or the Co-Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's or the Co-Issuer's rights to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(e).

          Section 14.2 Acts of Securityholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer and/or the Co-Issuer. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Issuer and the Co-Issuer, if made in the manner provided in this Section 14.2.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

          (c) The principal amount and registered numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Notes Register. The Notional Amount and registered numbers of the Preferred Shares held by any Person, and the date of his holding the same, shall be proved by the register maintained with respect to the Preferred Shares.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Securityholder shall bind such Securityholder (and any transferee thereof) of such Security and of every Security issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Preferred Shares Paying Agent, the Share Registrar, the Issuer or the Co-Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

          Section 14.3 Notices, etc., to the Trustee, the Issuer, the Co-Issuer, the Advancing Agent, the Collateral Manager, the Initial Purchaser, each Hedge Counterparty, the Class A-1AR Note Agent, each Rating Agency and MBIA.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Securityholder or by the Issuer or the Co-Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile in legible form, to the Trustee addressed to it at P.O. Box 98, Columbia, Maryland 21046, Attention: CDO Trust Services Group - Arbor Realty Mortgage Securities Series 2006-1, facsimile number: (410) 715-3748, with a copy to its Corporate Trust Office, or at any other address previously furnished in writing to the Issuer, the Co-Issuer or Securityholders by the Trustee;

          (b) the Issuer by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Issuer addressed to it at Arbor Realty Mortgage Securities Series 2006-1, Ltd. at c/o Maples Finance Limited, P.O. Box 1093GT, Queensgate House, South Church Street, George Town, Grand Cayman, Cayman Islands, facsimile number: 345-945-7100,
Attention: The Directors, or at any other address previously furnished in writing to the Trustee by the Issuer, with a copy to the Collateral Manager at its address set forth below;

          (c) the Co-Issuer by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Co-Issuer addressed to it in c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711, Attention: Donald J. Puglisi, facsimile number:
(302) 738-7210, or at any other address previously furnished in writing to the Trustee by the Co-Issuer, with a copy to the Collateral Manager at its address set forth below;

          (d) the Advancing Agent by the Trustee, the Issuer or the Co-Issuer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Advancing Agent addressed to it at Arbor Realty SR, Inc., 333 Earle Ovington Boulevard, 9th Floor, Uniondale, New York 11553, Attention: Executive Vice President - Structured Securitization, or at any other address previously furnished in writing to the Trustee and the Co-Issuers, with a copy to the Collateral Manager at its address set forth below.

          (e) the Preferred Shares Paying Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile in legible form, to the Preferred Shares Paying Agent addressed to it at P.O. Box 98, Columbia, Maryland 21046, Attention: CDO Trust Services Group - Arbor Realty Mortgage Securities Series 2006-1, facsimile number: (410) 715-3748 or at any other address previously furnished in writing by the Trustee;

          (f) the Collateral Manager by the Issuer, the Co-Issuer or the Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Collateral Manager addressed to it at Arbor Realty Collateral Management, LLC, 333 Earle Ovington Boulevard, 9th Floor, Uniondale, New York 11553, Attention: Executive Vice President - Structured Securitization, or at any other address previously furnished in writing to the Issuer, the Co-Issuer or the Trustee;

          (g) each Rating Agency, as applicable, by the Issuer, the Co-Issuer, the Collateral Manager or the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to each Rating Agency addressed to it at Standard & Poor's Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York 10041-0003, telecopy no. (212) 438-2664, Attention: Structured Finance Ratings, Asset-Backed Securities CBO/CLO Surveillance (and by electronic mail at cdosurveillance@standardandpoors.com; provided that all reports required to be submitted to S&P pursuant to this Indenture only shall be provided in electronic form to such e-mail address); Moody's Investor Services, Inc., 99 Church Street, New York, New York 10007, facsimile no.: (212) 553-4170, Attention: CMBS Surveillance (or by electronic mail at moodys_cre_cdo_monitoring@moodys.com) and Fitch, Inc., One State Street Plaza, New York, New York 10004, facsimile no.: (212) 908-0500, Attention:
Commercial Real Estate Loan CDOs, Performance Analytics (or by electronic mail at cdo.surveillance@fitchratings.com and karen.trebach@fitchratings.com) or such other address that a Rating Agency shall designate in the future;

          (h) each Hedge Counterparty by the Issuer, the Co-Issuer, the Collateral Manager or the Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to each Hedge Counterparty addressed to it at the address specified in the related Hedge Agreement or at any other address previously furnished in writing to the Issuer, the Co-Issuer, the Collateral Manager and the Trustee by each Hedge Counterparty;

          (i) the Initial Purchaser by the Issuer, the Co-Issuer, the Trustee or the Collateral Manager shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to the Initial Purchaser c/o at Wachovia Capital Markets, LLC, 375 Park Avenue, 2nd Floor

(NY4087), New York, New York 10152, Attention: Michelle Tan, facsimile no.:
(212) 214-5962.

          (j) the Class A-1AR Note Agent by the Issuer, the Co-Issuer, the Trustee or the Collateral Manager shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Class A-1AR Note Agent addressed to it at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: CDO Trust Services Group - Arbor Realty Mortgage Securities 2006-1, facsimile no.: (410) 715-3748, or at any other address previously furnished in writing to the Issuer, the Co-Issuer, the Collateral Manager and the Trustee by the Class A-1AR Note Agent.

          (k) MBIA by the Issuer, the Co-Issuer, the Trustee or the Collateral Manager shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to MBIA addressed to it at c/o MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:
Michael Murtagh/Jonathan Sloan/IPM CDO Manager, facsimile no.: (914) 765-3131 with a copy to LaCrosse Financial Products, LLC, c/o Global Securitization Services, LLC, 445 Broad Hollow Road, Suite 239, Melville, New York 11747,
Attention: Vice President, facsimile no.: (212) 302-8767 or at any other address previously furnished in writing to the Issuer, the Co-Issuer, the Collateral Manager and the Trustee by MBIA.

          Section 14.4 Notices to Noteholders; Waiver.

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Notes of any event,

          (a) such notice shall be sufficiently given to Holders of Notes if in writing and mailed, first class postage prepaid, to each Holder of a Note affected by such event, at the address of such Holder as it appears in the Notes Register, not earlier than the earliest date and not later than the latest date, prescribed for the giving of such notice;

          (b) such notice shall be in the English language;

          (c) such notice shall also be provided to the Irish Paying Agent (for so long as any Notes are listed on the Irish Stock Exchange); and

          (d) all reports or notices to Preferred Shareholders shall be sufficiently given if provided in writing and mailed, first class postage prepaid, to the Preferred Shares Paying Agent.

          Notwithstanding clause (a) above, a Holder of Notes may give the Trustee written notice that it is requesting that notices to it be given by facsimile transmissions and stating the facsimile number for such transmission. Thereafter, the Trustee shall give notices to such Holder by facsimile transmission; provided that if such notice also requests that notices be given by mail, then such notice shall also be given by mail in accordance with clause
(a) above.

          The Trustee shall deliver to the Holders of the Notes any information or notice requested to be so delivered by at least 25% of the Holders of any Class of Notes.

          Neither the failure to mail any notice, nor any defect in any notice so mailed, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes. In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification to Holders of Notes shall be made with the approval of the Trustee and shall constitute sufficient notification to such Holders of Notes for every purpose hereunder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          For so long as any Notes are listed on the Irish Stock Exchange and the rules of such exchange so require, all notices to Noteholders of such Notes will be published in the Daily Official List of the Irish Stock Exchange.

          Section 14.5 Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 14.6 Successors and Assigns.

          All covenants and agreements in this Indenture by the Issuer and the Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.

          Section 14.7 Severability.

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 14.8 Benefits of Indenture.

          Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than (i) the parties hereto and their successors hereunder and (ii) the Collateral Manager, each Hedge Counterparty, the Preferred Shareholders, the Preferred Shares Paying Agent, the Share Registrar and the Noteholders (each of whom, in the case of this clause (ii), shall be an express third party beneficiary hereunder), any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 14.9 Governing Law.

          THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          Section 14.10 Submission to Jurisdiction.

          Each of the Issuer and the Co-Issuer hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and each of the Issuer and the Co-Issuer hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. Each of the Issuer and the Co-Issuer hereby irrevocably waives, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Issuer and the Co-Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the office of the Issuer's and the Co-Issuer's agent set forth in Section 7.2. Each of the Issuer and the Co-Issuer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          Section 14.11 Counterparts.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 14.12 Liability of Co-Issuers.

          Notwithstanding any other terms of this Indenture, the Notes or any other agreement entered into between, inter alios, the Issuer and the Co-Issuer or otherwise, neither the Issuer nor the Co-Issuer shall have any liability whatsoever to the Co-Issuer or the Issuer, respectively, under this Indenture, the Notes, any such agreement or otherwise and, without prejudice to the generality of the foregoing, neither the Issuer nor the Co-Issuer shall be entitled to take any steps to enforce, or bring any action or proceeding, in respect of this Indenture, the Notes, any such agreement or otherwise against the other Co-Issuer or the Issuer, respectively. In particular, neither the Issuer nor the Co-Issuer shall be entitled to petition or take any other steps for the winding up or bankruptcy of the Co-Issuer or the Issuer, respectively or shall have any claim in respect of any assets of the Co-Issuer or the Issuer, respectively.

                                   ARTICLE 15

   ASSIGNMENT OF COLLATERAL DEBT SECURITIES PURCHASE AGREEMENTS AND COLLATERAL
                              MANAGEMENT AGREEMENT

          Section 15.1 Assignment of Collateral Debt Securities Purchase Agreement and the Collateral Management Agreement.

          (a) The Issuer, in furtherance of the covenants of this Indenture and as security for the Notes and amounts payable to the Secured Parties hereunder and the performance and observance of the provisions hereof, hereby collaterally assigns, transfers, conveys and sets over to the Trustee, for the benefit of the Noteholders and each Hedge Counterparty, all of the Issuer's estate, right, title and interest in, to and under each Collateral Debt Securities Purchase Agreement (now or hereafter entered into) and the Collateral Management Agreement (each, an "Article 15 Agreement"), including, without limitation, (i) the right to give all notices, consents and releases thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of a Seller or the Collateral Manager thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; provided, however, that the Trustee hereby grants the Issuer a license to exercise all of the Issuer's rights pursuant to the Article 15 Agreements without notice to or the consent of the Trustee (except as otherwise expressly required by this Indenture, including, without limitation, as set forth in Section 15.1(f)) which license shall be and is hereby deemed to be automatically revoked upon the occurrence of an Event of Default hereunder until such time, if any, that such Event of Default is cured or waived.

          (b) The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the provisions of each of the Article 15 Agreements, nor shall any of the obligations contained in each of the Article 15 Agreements be imposed on the Trustee.

          (c) Upon the retirement of the Notes, the payment by the Issuer of all amounts payable under each Hedge Agreement and the release of the Assets from the lien of this Indenture, this assignment and all rights herein assigned to the Trustee for the benefit of the Noteholders and each Hedge Counterparty shall cease and terminate and all the estate, right, title and interest of the Trustee in, to and under each of the Article 15 Agreements shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.

          (d) The Issuer represents that it has not executed any assignment of any of the Article 15 Agreements other than this collateral assignment.

          (e) The Issuer agrees that this assignment is irrevocable, and that it shall not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer shall, from time to time upon the request of the Trustee, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as the Trustee may specify.

          (f) The Issuer hereby agrees, and hereby undertakes to obtain the agreement and consent of the Sellers and the Collateral Manager, as applicable, in the Collateral Debt Securities Purchase Agreements and the Collateral Management Agreement, as applicable, to the following:

          (i) each of the Sellers and the Collateral Manager consents to the provisions of this collateral assignment and agrees to perform any provisions of this Indenture made expressly applicable to each of the Sellers and the Collateral Manager pursuant to the applicable Article 15 Agreement;

          (ii) each of the Sellers and the Collateral Manager, as applicable, acknowledges that the Issuer is collaterally assigning all of its right, title and interest in, to and under the Collateral Debt Securities Purchase Agreements and the Collateral Management Agreement, as applicable, to the Trustee for the benefit of the Noteholders and each Hedge Counterparty, and each of the Sellers and the Collateral Manager, as applicable, agrees that all of the representations, covenants and agreements made by each of the Sellers and the Collateral Manager, as applicable, in the applicable
     Article 15 Agreement are also for the benefit of, and enforceable by, the Trustee, the Noteholders and each Hedge Counterparty;

          (iii) each of the Sellers and the Collateral Manager, as applicable, shall deliver to the Trustee duplicate original copies of all notices, statements, communications and instruments delivered or required to be delivered to the Issuer pursuant to the applicable Article 15 Agreement;

          (iv) none of the Issuer, the Sellers or the Collateral Manager shall enter into any agreement amending, modifying or terminating the applicable
     Article 15 Agreement, (other than in respect of an amendment or modification to cure any inconsistency, ambiguity or manifest error) or selecting or consenting to a successor collateral manager, as applicable, without notifying each Rating Agency and without the prior written consent and written confirmation of each Rating Agency that such amendment, modification or termination will not cause its then-current ratings of the Notes to be reduced;

          (v) except as otherwise set forth herein and therein (including, without limitation, pursuant to Sections 12 and 13 of the Collateral Management Agreement), the Collateral Manager shall continue to serve as Collateral Manager under the Collateral Management Agreement, notwithstanding that the Collateral Manager shall not have received amounts due it under the Collateral Management Agreement because sufficient funds were not then available hereunder to pay such amounts pursuant to the Priority of Payments. The Collateral Manager agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment of the fees or other amounts payable to the Collateral Manager under the Collateral Management Agreement until the payment in full of all Notes issued under this Indenture and the expiration of a period equal to the applicable preference period under the Bankruptcy Code plus ten days following such payment; and

          (vi) the Collateral Manager irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and the Collateral Manager irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Collateral Manager irrevocably waives, to the fullest extent it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Collateral Manager irrevocably consents to the service of any and all process in any action or Proceeding by the mailing by certified mail, return receipt requested, or delivery requiring signature and proof of delivery of copies of such initial process to it at Arbor Realty Trust, Inc., 333 Earle Ovington Boulevard, 9th Floor, Uniondale, New York 11553, Attention: Executive Vice President--Structured Securitization. The Collateral Manager agrees that a final and non-appealable judgment by a court of competent jurisdiction in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                                   ARTICLE 16

    HEDGE AGREEMENT; CURE RIGHTS; PURCHASE RIGHTS; SUBSEQUENT COLLATERAL DEBT
                                   SECURITIES

          Section 16.1 Issuer's Obligations under Hedge Agreement.

          (a) On the Closing Date and thereafter, and on and after any date on which the Issuer enters into an additional or replacement Hedge Agreement (including any related Hedge Counterparty Credit Support), the Issuer, as directed by the Collateral Manager, shall (i) require that each Hedge Counterparty thereto, or any third party (including an Affiliate of such Hedge Counterparty) that (A) has absolutely and unconditionally guaranteed, pursuant to a guarantee that satisfies S&P's published criteria on guarantees, the obligations of the Hedge Counterparty under the related Hedge Agreement (with such form of guaranty as shall be satisfactory to each Rating Agency then rating any Notes hereunder), (B) has entered into credit intermediation arrangements in respect of the obligations of the Hedge Counterparty under the related Hedge Agreement satisfactory to each Rating Agency then rating any Notes hereunder,
(C) is the issuing bank on one or more letters of credit supporting the obligations of the Hedge Counterparty under the related Hedge Agreement and that shall be reasonably acceptable to each Rating Agency then rating any Notes hereunder or (D) has provided any other additional credit support and such inclusion of additional credit support shall have satisfied the Rating Agency Condition and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA consents (any such third party, including an Affiliate of such Hedge Counterparty, a "Hedge Counterparty Credit Support Provider") has, at the time the Hedge Agreement is executed, with respect to itself as an issuer or with respect to its indebtedness, credit ratings at least equal to the Hedge Counterparty Collateral Threshold Ratings by each Rating Agency then rating any Notes hereunder, (ii) except with respect to a Form-Approved Asset Specific Hedge, obtain a written confirmation from each Rating Agency then rating any Notes hereunder that any additional or replacement Hedge Agreement and the related Hedge Counterparty would not cause such Rating

Agency's then-current rating on any Class of Notes to be adversely qualified, reduced, suspended or withdrawn and (iii) assign and grant a security interest in such Hedge Agreement to the Trustee pursuant to this Indenture. Each Hedge Agreement will provide that no amendment, modification or waiver in respect of such Hedge Agreement, including any additional or replacement Hedge Agreement, will be effective unless (A) evidenced by a writing executed by each party thereto, (B) the Trustee has acknowledged its consent thereto in writing and (C) each Rating Agency confirms that such amendment, modification or waiver will not cause the reduction or withdrawal of its then-current rating on any Class of Notes. For the avoidance of doubt, the Issuer may enter into any Hedge Agreement with respect to which the Rating Agency Condition is satisfied and, so long as MBIA is deemed to be the Controlling Class hereunder, MBIA has consented. In addition, so long as MBIA is deemed to be the Controlling Class hereunder, the Issuer shall provide MBIA with a copy of any Hedge Agreement.

          (b) The Trustee shall, on behalf of the Issuer, pay amounts due to each Hedge Counterparty under the related Hedge Agreements in accordance with the Priority of Payments, Section 11.1(f) hereof and Section 16.1(g) hereof.

          (c) The notional amount schedule of each Hedge Agreement providing for floating rate payments to the Issuer will be calculated as a percentage of the principal amount of the Notes originally anticipated to be Outstanding on each Payment Date based on certain assumptions. In accordance with the terms of each Hedge Agreement (other than any interest rate basis swap agreements), such notional amount schedule will be reduced by the Issuer (or the Collateral Manager on behalf of the Issuer) or each Hedge Counterparty on each Payment Date to the extent that (i) the outstanding principal amount of the Notes is less than the scheduled aggregate notional amount of the related Hedge Agreements (other than any interest rate basis swap agreements) for such Payment Date and/or (ii) the Net Outstanding Portfolio Balance is less than the scheduled aggregate notional amount of the related Hedge Agreements (other than any interest rate basis swap agreements) for such Payment Date; provided that if any Notes are then Outstanding, the Trustee shall first have received written evidence that the Rating Agency Condition with respect to Moody's and S&P has been satisfied with respect to such reduction (other than as originally scheduled pursuant to the terms of the Hedge Agreement) and the giving of notice to Fitch and, so long as MBIA is the Controlling Class hereunder, MBIA, of such reduction other than a scheduled reduction. Additionally, subject to satisfaction of the Rating Agency Condition with respect to Moody's and S&P and the notification of Fitch and, so long as MBIA is the Controlling Class hereunder, MBIA, in respect thereof, a termination in part of a Hedge Agreement and a corresponding reduction in the notional amount of the Hedge Agreement may occur, in the event of a Mandatory Redemption or Special Amortization of the Notes. The Issuer's remaining obligations in accordance with the Priority of Payments will not be affected by any such reduction. Notwithstanding any right of the Issuer to terminate each Hedge Agreement upon the occurrence of a Termination Event or an Event of Default (each as defined in each Hedge Agreement) or otherwise pursuant to a Hedge Agreement, the Issuer shall not (x) terminate any Hedge Agreement or (y) cause the non-replacement of any terminated Hedge Agreement, unless in each case the Issuer notifies Fitch thereof and obtains a written confirmation from Moody's and S&P that such termination or non-replacement, as applicable, would not cause such Rating Agency's then-current rating on any Class of Notes, as applicable, to be adversely qualified, reduced, suspended or withdrawn. For the avoidance of doubt, subject to the consent of the related Hedge Counterparty if required in the Hedge Agreement, the Issuer


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

may terminate, reduce the notional amount of or otherwise modify the terms of any Hedge Agreement if the Rating Agency Condition is satisfied in connection therewith.

          (d) Each Hedge Agreement shall provide for termination, and shall be capable of being terminated (i) by or on behalf of the Issuer upon the failure of the related Hedge Counterparty to, unless the Rating Agency Condition is satisfied, post collateral under a Hedge Counterparty Credit Support within the time period specified in the related Hedge Agreement or provide other alternate credit enhancement in accordance with the related Hedge Agreement, or upon the failure of the related Hedge Counterparty to make a Permitted Transfer (at the Hedge Counterparty's sole cost and expense) of all of its rights and obligations under the related Hedge Agreement within the time period specified in the related Hedge Agreement, after the failure of the related Hedge Counterparty (or any Hedge Counterparty Credit Support Provider) to have the Hedge Counterparty Collateral Threshold Ratings; (ii) by or on behalf of the Issuer upon the failure of the related Hedge Counterparty to make a Permitted Transfer (at the related Hedge Counterparty's sole cost and expense) of all of its rights and obligations under the related Hedge Agreement within the time period specified in the related Hedge Agreement after the failure of the related Hedge Counterparty (or any Hedge Counterparty Credit Support Provider) to have the Hedge Counterparty Required Ratings (provided, however, that the related Hedge Counterparty shall continue to post collateral and use its best efforts to find a replacement pursuant to the related Hedge Agreement until the earlier to occur of termination of the related Hedge Agreement by or on behalf of the Issuer or consummation of a Permitted Transfer) unless the Rating Agency Condition has been satisfied with respect to such termination, (iii) by the related Hedge Counterparty, upon the failure of the Issuer to make, when due, any scheduled periodic payments under the related Hedge Agreement, (iv) in whole or in part, as provided in the related Hedge Agreement, upon the final sale of the Assets, an Auction Call Redemption, an Optional Redemption, a Clean-up Call or a Tax Redemption, (v) in part, as provided in the related Hedge Agreement, subject to satisfaction of the Rating Agency Condition with respect to Moody's and S&P, and, so long as MBIA is deemed to be the Controlling Class hereunder, the consent of MBIA, upon a Mandatory Redemption, a Special Amortization or a Rating Confirmation Failure, unless there will be sufficient Interest Proceeds on the following Payment Date to pay in full any termination payment due from the Issuer in connection therewith plus all of the amounts required to be paid by the Issuer on such Payment Date pursuant to clauses (1) through (28) of Section 11.1(a)(i) or (vi) as otherwise expressly provided for in the related Hedge Agreement. The Issuer shall satisfy the Rating Agency Condition with respect to Moody's and S&P and, so long as MBIA is deemed to be the Controlling Class hereunder, give notice to MBIA with respect to any transfer of all of the rights and obligations of any Hedge Counterparty under any Hedge Agreement.

          (e) The Trustee shall, promptly after the Closing Date, establish a single, segregated trust account with respect to each Hedge Counterparty in the name of the Trustee, each designated as the "Hedge Collateral Account," which shall be held in trust for the benefit of the Noteholders and the applicable Hedge Counterparty, over which the Trustee shall have exclusive control and the sole right of withdrawal, and in which no Person other than the Trustee and the Noteholders and the applicable Hedge Counterparty shall have any legal or beneficial interest. The Trustee shall deposit all collateral received from the related Hedge Counterparty under the related Hedge Agreement in the related Hedge Collateral Account. Any and all funds at any time on deposit in, or otherwise to the credit of, each Hedge Collateral Account shall be


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held in trust by the Trustee for the benefit of the Noteholders and for the related Hedge Counterparty in accordance with the terms of the Hedge Agreement. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, each Hedge Collateral Account shall be (i) for application to obligations of the applicable Hedge Counterparty to the Issuer under the related Hedge Agreement in accordance with the terms of such Hedge Agreement or (ii) to return collateral to the applicable Hedge Counterparty when and as required by the related Hedge Agreement, which the Trustee shall return to the applicable Hedge Counterparty in accordance with the related Hedge Agreement. Each Hedge Collateral Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating at least equal to "A-" or "A2," as applicable, or a short-term debt rating at least equal to "A-1," "P-1" or "F1," as applicable.

          (f) Upon the default by a Hedge Counterparty in the payment when due of its obligations to the Issuer under the related Hedge Agreement (following the expiration of any applicable grace period), the Trustee shall forthwith provide facsimile notice thereof to the Issuer, the Collateral Manager, each of the Rating Agencies and, if applicable, any Hedge Counterparty Credit Support Provider. When the Trustee becomes aware of such default, the Trustee shall make a demand on the applicable Hedge Counterparty, or any Hedge Counterparty Credit Support Provider, if applicable, demanding payment forthwith. The Trustee shall give notice to the Noteholders and further notice to the Collateral Manager upon the continuing failure by such Hedge Counterparty or any Hedge Counterparty Credit Support Provider to perform its obligations during the two Business Days following a demand made by the Trustee on such Hedge Counterparty or any such Hedge Counterparty Credit Support Provider.

          (g) Upon the termination or partial termination of each Hedge Agreement, the Issuer at the direction of the Collateral Manager and the Trustee shall take such commercially reasonable actions (following the expiration of any applicable grace period and after the expiration of the applicable time period set forth in the related Hedge Agreement) to enforce the rights of the Issuer and the Trustee thereunder as may be permitted by the terms of the related Hedge Agreement and consistent with the terms hereof, and shall apply the proceeds of any such actions (including, without limitation, the proceeds of the liquidation of any collateral pledged by or on behalf of each Hedge Counterparty) to enter into an additional or replacement Hedge Agreements within 30 days of the expiration of any such grace period and such applicable time period as set forth in the related Hedge Agreement on substantially identical terms or on such other terms as required by the related Hedge Counterparty to any such additional or replacement Hedge Agreement subject to the Rating Agency Condition and, so long as MBIA is deemed to be the Controlling Class hereunder, the consent of MBIA. The Trustee shall, promptly after the Closing Date, in respect of each Hedge Counterparty, establish a single segregated trust account in the name of the Trustee, each designated the "Hedge Termination Account," which shall be held in trust for the benefit of the Noteholders and each Hedge Counterparty and over which the Trustee will have exclusive control and the sole right of withdrawal, and in each of which no person other than the Trustee, the Noteholders and the Hedge Counterparty will have any legal or beneficial interest. Each Hedge Termination Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating at least equal to "A-" or "A2," as applicable, or a short-term debt rating at least equal to "A-1," "P-1" or "F1," as applicable. Notwithstanding anything contained in this Indenture to the contrary, any payments (other than payments relating to past-due scheduled payments on a Hedge Agreement) received


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by the Issuer or Trustee in connection with either (x) the termination (in whole or in part) of a related Hedge Agreement or (y) the execution of an additional or replacement Hedge Agreements shall be immediately transferred to the Trustee for deposit into the related Hedge Termination Account. Any costs attributable to entering into an additional or replacement Hedge Agreements (other than in connection with a Permitted Transfer) with respect to the related Hedge Counterparty shall be paid from the related Hedge Termination Account, and any such amounts which are payable but exceed the balance on deposit in the related Hedge Termination Account shall be borne solely by the Issuer and constitute amounts payable under clause (28) of Section 11.1(a)(i) hereof. Additionally, any amounts that are due and payable to a Hedge Counterparty upon a termination of a Hedge Agreement shall be paid from any amounts on deposit in the related Hedge Termination Account, and, to the extent the amounts on deposit in such Hedge Termination Account are insufficient to pay all such amounts, then such amounts will be payable in accordance with Section 11.1(a) hereof. Any amounts remaining on deposit in a Hedge Termination Account related to a Hedge Agreement following payment to the Hedge Counterparty shall be transferred to the Principal Collection Account and shall constitute Principal Proceeds. If determining the amount payable under the terminated Hedge Agreement, the Issuer (or the Collateral Manager on behalf of the Issuer) shall seek quotations in accordance with the terms of the related Hedge Agreement from reference market-makers whose ratings are at least equal to the Hedge Counterparty Collateral Threshold Ratings. Each Hedge Agreement may provide that the applicable Hedge Counterparty is responsible for determining the amounts payable in certain circumstances. In addition, the Issuer (or the Collateral Manager on behalf of the Issuer) shall use commercially reasonable efforts to cause the termination of the related Hedge Agreement to become effective simultaneously with the effectiveness of a replacement thereto, described as aforesaid.

          Section 16.2 Collateral Debt Securities Purchase Agreements.

          Following the Closing Date, unless a Collateral Debt Securities Purchase Agreement is necessary to comply with the provisions of this Indenture, the Issuer may acquire Collateral Debt Securities in accordance with customary settlement procedures in the relevant markets. In any event, the Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain from any seller of a Loan, all Underlying Instruments with respect to each Collateral Debt Security, and all Underlying Instruments related to any related Senior Tranche that govern, directly or indirectly, the rights and obligations of the owner of the Collateral Debt Security with respect to the Underlying Term Loan, the Underlying Mortgage Property and the Collateral Debt Security and any certificate evidencing the Collateral Debt Security.

          Section 16.3 Cure Rights.

          (a) If the Issuer, as holder of a Loan, has the right pursuant to the related Underlying Instruments to cure an event of default on the Underlying Term Loan, the Collateral Manager may, in accordance with the Collateral Manager Servicing Standard and subject to the applicable provisions of the Servicing Agreement, advance from its own funds with respect to the Loan as a reimbursable Cure Advance, all such amounts as are necessary to effect the timely cure of such event of default pursuant to the terms of the related Underlying Instruments; provided that (i) such advances may only be made to the extent that the Collateral Manager reasonably believes that such Cash advance can be repaid from future payments on the related


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

underlying commercial mortgage loan (subject to the Collateral Manager Servicing Standard and to the applicable provisions of the Servicing Agreement) and (ii) the particular advance would not, if made, constitute a Nonrecoverable Cure Advance. The determination by the Collateral Manager that it has made a Nonrecoverable Cure Advance or that any proposed Cure Advance, if made, would constitute a Nonrecoverable Cure Advance shall be made by the Collateral Manager in its reasonable, good faith judgment (subject to the Collateral Manager Servicing Standard and to the applicable provisions of the Servicing Agreement) and shall be evidenced by an Officer's Certificate delivered promptly to the Trustee, setting forth the basis for such determination, accompanied by an appraisal, if available, or an independent broker's opinion of the value of the Underlying Mortgage Property and any information that the Collateral Manager may have obtained and that supports such determination. The Collateral Manager will be entitled to reimbursement from any subsequent payments or recoveries on each Collateral Debt Security in respect of which it makes a Cure Advance in accordance with the Priority of Payments if such reimbursement would not cause an Interest Shortfall; provided that, if at any time the Collateral Manager shall determine (subject to the applicable provisions of the Servicing Agreement) that a Cure Advance previously made is a Nonrecoverable Cure Advance, the Collateral Manager shall be entitled to reimbursements for such Nonrecoverable Cure Advance from subsequent payments or collections with respect to the Assets on any Business Day during any Interest Accrual Period prior to the related Determination Date (or on a Payment Date prior to any payment of interest on or principal of the Notes in accordance with the Priority of Payments). Notwithstanding the foregoing, the Collateral Manager will be permitted (but not obligated) to defer or otherwise structure the timing of recovery of any Nonrecoverable Cure Advance in such manner as the Collateral Manager determines is in the best interest of the Holders of the Class A Notes and the Class B Notes, as a collective whole, which may include being reimbursed for such Nonrecoverable Cure Advance in installments.

          (b) No later than 11:00 a.m. on the Business Day preceding each Determination Date, the Collateral Manager may request by Officer's Certificate delivered to the Trustee, reimbursement for any (i) Cure Advance or (ii) Nonrecoverable Cure Advance, from any amounts received with respect to the related Collateral Debt Security or the Assets, respectively. No later than the Payment Date related to the Determination Date for which the Collateral Manager has delivered an Officer's Certificate requesting reimbursement of a Cure Advance or a Nonrecoverable Cure Advance, the Trustee shall transfer to the Collateral Manager, by wire transfer to an account identified to the Trustee in writing, the amount of such Cure Advance or Nonrecoverable Cure Advance, as applicable.

          (c) Notwithstanding anything to the contrary set forth herein, the Collateral Manager shall not be required to make any Cure Advance that it determines in its reasonable, good faith judgment would constitute a Nonrecoverable Cure Advance as determined pursuant to Section 16.3(a).

          Section 16.4 Purchase Right; Holder of a Majority of the Preferred Shares.

          If the Issuer, as holder of a Participation or B Note, has the right pursuant to the related Underlying Instruments to purchase any related Senior Tranche(s), the Issuer may, and shall if directed by the Holder of a Majority of the Preferred Shares, exercise such right, if the Collateral Manager determines, in accordance with the Collateral Manager Servicing Standard,


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

that the exercise of the option would be in the best interest of the Noteholders, but may not exercise such right if the Collateral Manager determines otherwise. The Collateral Manager shall deliver to the Trustee an Officer's Certificate certifying such determination, accompanied by an Act of the Holder of a Majority of the Preferred Shares directing the Issuer to exercise such right. In connection with the purchase of any such Senior Tranche(s), the Issuer shall assign to the Holder of a Majority of the Preferred Shares or its designee all of its right, title and interest in such Senior Tranche(s) in exchange for a purchase price (such price and any other associated expense of such exercise to be paid by the Holder of a Majority of the Preferred Shares) of the Senior Tranche(s) (or, if the Underlying Instruments permit, the Issuer may assign the purchase right to the Holder of a Majority of the Preferred Shares or its designee; otherwise the Holder of a Majority of the Preferred Shares or its designee shall fund the purchase by the Issuer, which shall then assign the Senior Tranche(s) to the Holder of a Majority of the Preferred Shares or its designee) (the "Purchase Option Purchase Price"), which amount shall be delivered by such Holder or its designee from its own funds to or upon the instruction of the Collateral Manager in accordance with terms of the Underlying Instruments related to the acquisition of such Senior Tranche(s). The Trustee or the Issuer shall execute and deliver at the direction of such Holder of a Majority of the Preferred Shares such instruments of transfer or assignment prepared by such Holder, in each case without recourse, as shall be necessary to transfer title to such Holder of the Majority of Preferred Shares or its designee of the Senior Tranche(s) and the Trustee shall have no responsibility with regard to such Senior Tranche(s).

          Section 16.5 Representations and Warranties Related to Subsequent Collateral Debt Securities.

          (a) If the Collateral Debt Security is a Subsequent Collateral Debt Security, upon the acquisition of such Subsequent Collateral Debt Security by the Issuer, the related seller has made or assigned to the Issuer the following:

          (i) (A) representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule L attached hereto with respect to the Underlying Term Loan and the Underlying Mortgage Property (except with respect to Mezzanine Loans and Preferred Equity Securities) and (B) representations and warranties regarding good title, no liens, no modifications, no defaults and valid assignment with respect to the Loan itself; and

          (ii) in the case of a B Note, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule M attached hereto with respect to such B Note;

          (iii) in the case of a Participation, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule N attached hereto with respect to such Participation;

          (iv) in the case of a Mezzanine Loan, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule O attached hereto with respect to such Mezzanine Loan;

          (v) in the case of a Preferred Equity Security, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule P attached hereto with respect to such Preferred Equity Security;

          (vi) in the case of a CMBS Security, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule Q attached hereto with respect to such CMBS Security;

          (vii) in the case of a CRE CDO Security, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule Q attached hereto with respect to such CRE CDO Security;

          (viii) in the case of a REIT Debt Security, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule Q attached hereto with respect to such REIT Debt Security; and

          (ix) in the case of a Rake Bond, the representations and warranties in form and substance substantially similar to the representations and warranties set forth as Schedule Q attached hereto with respect to such Rake Bond.

          (b) The representations and warranties in Section 16.5(a) with respect to the acquisition of a Subsequent Collateral Debt Security may be subject to any modification, limitation or qualification that the Collateral Manager determines to be reasonably acceptable in accordance with the Collateral Manager Servicing Standard; provided that the Collateral Manager will provide each Rating Agency with a report attached to each Monthly Report identifying each such affected representation or warranty and the modification, exception, limitation or qualification received with respect to the acquisition of any Subsequent Collateral Debt Security during the period covered by the Monthly Report, which report may contain explanations by the Collateral Manager as to its determinations.

          (c) The Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain a covenant from the Person making any representation or warranty to the Issuer pursuant to Section 16.5(a) that such Person shall repurchase the related Collateral Debt Security if any such representation or warranty is breached (but only after the expiration of any permitted cure periods and failure to cure such breach). The purchase price for any Collateral Debt Security repurchased (the "Repurchase Price") shall be a price equal to the sum of the following (in each case, without duplication) as of the date of such repurchase: (i) the then outstanding Principal Balance of such Collateral Debt Security, discounted based on the percentage amount of any discount that was applied when such Collateral Debt Security was purchased by the Issuer (or, if such asset was purchased by the Issuer at a premium, then the outstanding Principal Balance shall be subject to a percentage premium not less than that at which the Issuer purchased such asset), plus (iv) accrued and unpaid interest on such Collateral Debt Security, plus (v) any unreimbursed advances, plus (vi) accrued and unpaid interest on advances on the Collateral Debt Security, plus
(vii) any reasonable costs and expenses (including, but not limited to, the cost of any enforcement action, incurred by the Issuer or the Trustee in connection with any such purchase by a seller).


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

          Section 16.6 Operating Advisor; Additional Debt.

          If the Issuer, as holder of a B Note, a Participation, Preferred Equity Security or a Mezzanine Loan, has the right pursuant to the related Underlying Instruments to appoint the operating advisor, directing holder or Person serving a similar function under the Underlying Instruments, each of the Issuer, the Trustee and the Collateral Manager shall take such actions as are reasonably necessary to appoint the Collateral Manager to such position. If the Issuer, as holder of a B Note, a Participation or a Mezzanine Loan, has the right pursuant to the related Underlying Instruments to consent to the related borrower incurring any additional debt, such consent will be subject to satisfaction of the Rating Agency Condition.

                                   ARTICLE 17

                                 ADVANCING AGENT

          Section 17.1 Liability of the Advancing Agent.

          The Advancing Agent shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Advancing Agent.

          Section 17.2 Merger or Consolidation of the Advancing Agent.

          (a) The Advancing Agent will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction in which it was formed, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture to perform its duties under this Indenture.

          (b) Any Person into which the Advancing Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Advancing Agent shall be a party, or any Person succeeding to the business of the Advancing Agent shall be the successor of the Advancing Agent, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (it being understood and agreed by the parties hereto that the consummation of any such transaction by the Advancing Agent shall have no effect on the Trustee's obligations under Section 10.9, which obligations shall continue pursuant to the terms of Section 10.9).

          Section 17.3 Limitation on Liability of the Advancing Agent and
Others.

          None of the Advancing Agent or any of its affiliates, directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Advancing Agent against liability to the Issuer or Noteholders for any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of negligent disregard of obligations and duties hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent shall be indemnified by the Issuer pursuant to the priorities set forth in Section 11.1(a) and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Indenture or the Notes, other than any loss, liability or expense (i) specifically required to be borne by the Advancing Agent pursuant to the terms hereof or otherwise incidental to the performance of obligations and duties hereunder (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Indenture); or (ii) incurred by reason of any breach of a representation, warranty or covenant made herein, any misfeasance, bad faith or negligence by the Advancing Agent in the performance of or negligent disregard of, obligations or duties hereunder or any violation of any state or federal securities law.

          Section 17.4 Representations and Warranties of the Advancing Agent.

          The Advancing Agent represents and warrants that:

          (a) the Advancing Agent (i) has been duly organized, is validly existing and is in good standing under the laws of the State of Maryland, (ii) has full power and authority to own the Advancing Agent's assets and to transact the business in which it is currently engaged, and (iii) is duly qualified and in good standing under the laws of each jurisdiction where the Advancing Agent's ownership or lease of property or the conduct of the Advancing Agent's business requires, or the performance of this Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under, or on the validity or enforceability of, the provisions of this Indenture applicable to the Advancing Agent;

          (b) the Advancing Agent has full power and authority to execute, deliver and perform this Indenture; this Indenture has been duly authorized, executed and delivered by the Advancing Agent and constitutes a legal, valid and binding agreement of the Advancing Agent, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to
(i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (c) neither the execution and delivery of this Indenture nor the performance by the Advancing Agent of its duties hereunder conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the Articles of Incorporation and bylaws of the Advancing Agent, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Advancing Agent is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to the Advancing Agent of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Advancing Agent or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this Section 17.4(c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under this Indenture;

          (d) no litigation is pending or, to the best of the Advancing Agent's knowledge, threatened, against the Advancing Agent that would materially and adversely affect the execution, delivery or enforceability of this Indenture or the ability of the Advancing Agent to perform any of its obligations under this Indenture in accordance with the terms hereof; and

          (e) no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other person is required for the performance by the Advancing Agent of its duties hereunder, except such as have been duly made or obtained.

          Section 17.5 Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Advancing Agent and no appointment of a successor Advancing Agent pursuant to this Article 17 shall become effective until the acceptance of appointment by the successor Advancing Agent under Section 17.6.

          (b) The Advancing Agent may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Trustee, the Collateral Manager, each Hedge Counterparty, the Noteholders and each Rating Agency.

          (c) The Advancing Agent may be removed at any time by Act of at least 66-2/3% of the Preferred Shares upon written notice delivered to the Trustee and to the Issuer and the Co-Issuer.

          (d) If the Advancing Agent fails to make an Interest Advance required by this Indenture with respect to a Payment Date, the Backup Advancing Agent shall be required to make such Interest Advance and shall be entitled to receive, in consideration thereof, the Advancing Agent Fee (in lieu of the Backup Advancing Agent Fee) in accordance with the Priority of Payments. If the Advancing Agent fails to make a required Interest Advance and it has not determined such Interest Advance to be a Nonrecoverable Interest Advance, the Collateral Manager may, and at the direction of the Controlling Class shall, terminate such Advancing Agent and replace such Advancing Agent with a successor advancing agent the appointment of which satisfies the Rating Agency Condition and, so long as MBIA is deemed to be the Controlling Class hereunder, to which MBIA consents. In the event that the Collateral Manager has not terminated and replaced such Advancing Agent within 30 days of such Advancing Agent's failure to make a required Interest Advance, the Trustee may terminate such Advancing Agent and appoint a successor Advancing Agent.

          (e) Subject to Section 17.5(d), if the Advancing Agent shall resign or be removed, upon receiving such notice of resignation or removal, the Issuer and the Co-Issuer shall promptly appoint a successor advancing agent by written instrument, in duplicate, executed by an Authorized Officer of the Issuer and an Authorized Officer of the Co-Issuer, one copy of which shall be delivered to the Advancing Agent so resigning and one copy to the successor Advancing Agent, together with a copy to each Noteholder, the Trustee, each Hedge

Counterparty and the Collateral Manager; provided that such successor Advancing Agent shall be appointed only subject to satisfaction of the Rating Agency Condition, upon the written consent of a Majority of the Preferred Shares and, so long as MBIA is deemed to be the Controlling Class hereunder, the consent of MBIA. If no successor Advancing Agent shall have been appointed and an instrument of acceptance by a successor Advancing Agent shall not have been delivered to the Advancing Agent within 30 days after the giving of such notice of resignation, the resigning Advancing Agent, the Trustee or any Preferred Shareholder, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Advancing Agent.

          (f) The Issuer and the Co-Issuer shall give prompt notice of each resignation and each removal of the Advancing Agent and each appointment of a successor Advancing Agent by mailing written notice of such event by first class mail, postage prepaid, to each Rating Agency, each Hedge Counterparty and to the Holders of the Notes as their names and addresses appear in the Notes Register.

          Section 17.6 Acceptance of Appointment by Successor Advancing Agent.

          (a) Every successor Advancing Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Co-Issuer, each Hedge Counterparty, the Collateral Manager, the Trustee and the retiring Advancing Agent an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Advancing Agent shall become effective and such successor Advancing Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Advancing Agent.

          (b) No appointment of a successor Advancing Agent shall become effective unless each Rating Agency has confirmed in writing that the employment of such successor would not adversely affect the rating on the Notes.

                                   ARTICLE 18

                                CLASS A-1AR NOTES

          Section 18.1 Draws on the Class A-1AR Notes and Class A-1AR
Commitments.

          (a) Pursuant to the Class A-1AR Note Purchase Agreement and subject to compliance with the conditions set forth therein and herein, the Issuer (or the Collateral Manager on behalf of the Issuer) may request, and the Holders of the Class A-1AR Notes (or any Liquidity Provider with respect to such Holders) shall be obligated to fund, one or more Class A-1AR Draws under the Class A-1AR Notes
(i) prior to the Commitment Termination Time, (x) to fund Delayed Funding Amounts relating to Delayed Draw Term Loans included in the Collateral Debt Securities, (y) to acquire Collateral Debt Securities and (z) in connection with a Special Amortization and (ii) after the occurrence of an Event of Default but prior to acceleration of the Notes, solely to fund Delayed Funding Amounts relating to Delayed Draw Term Loans included in the Collateral Debt Securities. Any Class A-1AR Draw will be made by the Collateral Manager on behalf of the Issuer, pro rata, according to the unused portion of the

Class A 1AR Commitment of each Holder of Class A-1AR Notes. After the occurrence of an Event of Default but prior to acceleration of the Notes, Class A-1AR Draws may not be used to acquire additional Collateral Debt Securities or in connection with a Special Amortization. Class A-1AR Draws may be made on any Business Day from and including the Closing Date to but excluding the Commitment Termination Time (the date of such Class A-1AR Draw, the "Class A-1AR Draw Date"). Promptly following any request for a Class A-1AR Draw under the Class A-1AR Note Purchase Agreement and in no event later than 5:00 pm on the Business Day immediately prior to such Class A-1AR Draw, the Trustee shall determine the LIBOR rate applicable to such Class A-1AR Draw and inform the Class A-1AR Note Agent and the Issuer of such rate.

          (b) Draws may be made from time to time in accordance with the Class A-1AR Note Purchase Agreement. The Issuer shall duly and punctually perform each of its obligations under the Class A-1AR Note Purchase Agreement. The Issuer is not required to borrow any amount under the Class A-1AR Notes on the Closing Date or at any other time unless the applicable servicer or the Collateral Manager, as applicable, has determined that a Delayed Funding Advance is required under the related Underlying Instruments related to a Delayed Draw Term Loan included in the Collateral Debt Securities and the amounts on deposit in the Delayed Funding Obligations Account, if any, are insufficient to make such Delayed Funding Advance.

          (c) On the Mandatory Class A-1AR Draw Date, the Issuer (or the Collateral Manager on its behalf) will make a Class A-1AR Draw in an amount equal to the Aggregate Class A-1AR Undrawn Amount, the proceeds of which shall be deposited as follows: (i) the amount necessary to make the amount on deposit in the Delayed Funding Obligations Account equal to the Total Unfunded Delayed Funding Amount shall be deposited in the Delayed Funding Obligations Account, and (ii) any remainder shall be deposited in the Collection Account as Principal Proceeds. Immediately following such draw, the Class A-1AR Commitments shall terminate.

          (d) To the extent that a Class A-1AR Draw (or a portion thereof) is being made to fund Delayed Funding Amounts relating to Delayed Draw Term Loans, the Trustee shall (at the direction of the Collateral Manager) upon receipt of the proceeds of any Class A-1AR Draw, deposit such proceeds (or the applicable portion thereof) into the Delayed Funding Obligations Account where such amounts shall be applied in accordance with Section 10.6. To the extent that a Class A-1AR Draw (or a portion thereof) is being made in connection with a Special Amortization, the Trustee shall (at the direction of the Collateral Manager) upon receipt of the proceeds of any Class A-1AR Draw, deposit such proceeds (or the applicable portion thereof) into the Principal Collection Account where such amounts shall be applied in accordance with Section 10.2.

          (e) The total of all Class A-1AR Commitments for all Holders of Class A-1AR Notes shall not exceed the Maximum Class A-1AR Commitment. Notwithstanding the foregoing, to the extent the Aggregate Outstanding Amount of the Class A-1 Notes is reduced in connection with a Mandatory Redemption, a Special Amortization or a redemption in connection with a Rating Confirmation Failure, the Class A-1AR Commitments will be reduced so that, after giving effect to such reduction, the ratio (expressed as a percentage) of the


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

Maximum Class A-1AR Commitment to the Aggregate Outstanding Amount of the Class A-1A Notes is equal to the Class A-1AR Proportion (and the Class A-1AR Commitment related to each Class A-1AR Note will be reduced on a pro rata basis). In connection with any Mandatory Redemption, to the extent that the Class A-1AR Commitments are reduced to an amount less than the Minimum Class A-1AR Commitment, a portion of the Interest Proceeds and/or Principal Proceeds that are available for distribution shall be deposited into the Delayed Funding Obligations Account until the Aggregate Class A-1AR Undrawn Amount equals the Minimum Class A-1AR Commitment.

          Section 18.2 Class A-1AR Interest and Class A-1AR Commitment Fee.

          (a) With respect to any Payment Date, interest on the Class A-1AR Notes will be payable in arrears in an amount equal to (A) the product of (i) the Weighted Average Drawn Class A-1AR Note Portion during the related Interest Accrual Period, (ii) the Class A-1AR Rate, and (iii) the actual number of days elapsed in such Interest Accrual Period, divided by (B) 360; provided that interest accrued in respect of amounts borrowed under the Class A-1AR Notes during the period following the Determination Date through such Payment Date will be payable (without penalty interest thereon) on the next succeeding Payment Date. Interest on the Class A-1AR Notes will be payable from the date of each Class A-1AR Draw under the Class A-1AR Notes, and accrued and unpaid interest will be payable in arrears on each Payment Date. Interest will be payable to the Holders of the Class A-1AR Notes, pro rata, based on their Class A-1AR Interest Allocation.

          (b) The Class A-1AR Commitment Fee will accrue on the daily undrawn amount of each Class A-1AR Commitment for each Interest Accrual Period at a rate per annum equal to 0.22% (computed on the basis of a 360-day year and the actual number of days elapsed). Among the Class A-1 Notes, the Class A-1AR Commitment Fee will be payable in arrears on each Payment Date and will rank pari passu with the payment of interest on the Class A-1A Notes and the Class A-1AR Notes. Interest at the Class A-1AR Rate will accrue on any portion of the Class A-1AR Commitment Fee that is not paid when due.

          Section 18.3 Prepayments of Class A-1AR Notes.

          (a) Prior to the Commitment Termination Time, the Class A-1AR Notes may be prepaid (in whole or in part), at the option of the Issuer (at the direction of the Collateral Manager) in accordance with the terms of the Class A-1AR Note Purchase Agreement, without payment of a premium, on (i) any Payment Date and prior to any payments on any other Class of Notes, from Principal Proceeds to the extent Principal Proceeds are available for such application pursuant to Section 11.1(a)(ii) and/or amounts on deposit in the Delayed Funding Obligations Account or (ii) any Business Day other than a Payment Date, from Principal Proceeds to the extent Principal Proceeds are available for such application and/or amounts on deposit in the Delayed Funding Obligations Account, but subject to the payment of Class A-1AR Breakage Costs. Any Class A-1AR Breakage Costs will be paid in accordance with the Priority of Payments on the Payment Date following the applicable Class A-1AR Prepayment Date.

          (b) The aggregate principal amount of any partial voluntary Class A-1AR Prepayment, in respect of the Class A-1AR Notes (taken as a whole), will be at least $500,000

(and integral multiples of $500 in excess thereof) or, if the aggregate outstanding amount under the Class A-1AR Notes is less than $500,000, such lesser amount. The Issuer shall make all Class A-1AR Prepayments pro rata based on the Aggregate Outstanding Amount of the Class A-1AR Notes at the time such prepayment is made. Subject to compliance with certain draw conditions specified in the Class A-1AR Note Purchase Agreement and herein, all such prepaid amounts may be re-borrowed until the Commitment Termination Time.

          (c) After the Mandatory Class A-1AR Draw Date, principal will be payable to the Class A-1AR Notes pro rata with the Class A-1A Notes based on the Class A-1A/A-1AR Pro Rata Allocation.

          (d) Prior to the Commitment Termination Time, the Aggregate Class A-1AR Undrawn Amount must be an amount at least equal to the Minimum Class A-1AR Commitment.

          Section 18.4 Class A-1AR Ratings Criteria.

          In accordance with the applicable provisions of the Class A-1AR Note Purchase Agreement, at the time of its purchase of a Class A-1AR Note and prior to the Commitment Termination Time, each Holder (including any transferee) of a Class A-1AR Note must satisfy the Class A-1AR Ratings Criteria. Except in the case of any "Committed Liquidity Provider" (as defined in the Class A-1AR Note Purchase Agreement) which has funded the related Holder Subaccount in an amount equal to its unfunded Class A-1AR Commitment, if any Holder of Class A-1AR Notes at any time prior to the Commitment Termination Time fails to satisfy the Class A-1AR Ratings Criteria, such Holder shall within five Business Days thereafter deposit cash in a Holder Subaccount in an amount equal to the undrawn amount of such Holder's Class A-1AR Commitment. If such Holder fails to fund a Holder Subaccount as described in the preceding sentence, (i) the Issuer (or the Collateral Manager on behalf of the Issuer) shall promptly replace such Holder (at the cost of such Holder) with another entity that meets the Class A-1AR Ratings Criteria (by requiring the replaced Holder to transfer all of its rights and obligations in respect of the Class A-1AR Notes to the transferee entity) and (ii) any payments of principal of, or interest on, any Class A-1AR Note held by such Noteholder, and any payments of a Class A-1AR Commitment Fee otherwise payable to such Noteholder, shall be remitted to a Holder Subaccount of such Noteholder (each, a "Holder Subaccount") and held to secure the obligation of such Noteholder. The purchase of Class A-1AR Notes (whether in connection with the initial placement or in a subsequent transfer) by any purchaser who does not satisfy the Class A-1AR Ratings Criteria set forth in clause (a) of the definition thereof at the time of such purchase but who is then entitled to the benefits of a Liquidity Facility described in clause (c) of such definition shall not be permitted unless the Rating Agency Condition is satisfied with respect thereto and such Liquidity Provider enters into an assignment and acceptance agreement agreeing to undertake and be bound by the provisions of the Class A-1AR Note Purchase Agreement applicable thereto.

          Section 18.5 Class A-1AR Holder Collateral Account.

          (a) The Trustee shall, prior to the Closing Date, establish a single, segregated trust account which shall be designated as the "Class A-1AR Holder Collateral Account," which account, together with any and all funds at any time on deposit therein, or otherwise credited thereto, shall be held in trust for the benefit of the Holders of the Class A-1AR Notes and each Liquidity Provider (and, to the extent of amounts applied in accordance with the Class A-1AR Note Purchase Agreement for such purpose, for the benefit of the Holders of the Notes) and over which the Trustee shall have exclusive control and the sole right of withdrawal. If at any time any Holder of a Class A-1AR Note shall be required to deposit funds into the Class A-1AR Holder Collateral Account pursuant to the terms of the Class A-1AR Note Purchase Agreement, then (i) the Collateral Manager shall direct the Trustee to and the Trustee shall create a Holder Subaccount and (ii) the Holder shall deposit all required funds into such Holder Subaccount. All payments of principal of the Class A-1AR Notes otherwise payable to such Holder shall be deposited in such Holder Subaccount to the extent provided in the Class A-1AR Note Purchase Agreement. The only permitted withdrawal from or application of funds credited to a Holder Subaccount shall, notwithstanding the occurrence of any Event of Default, be to satisfy such Holder's obligations under the Class A-1AR Note Purchase Agreement, as specified in this Section 18.5 and to return such amounts to such Holder in accordance with Section 18.5(d).

          (b) The deposit of funds into a Holder Subaccount pursuant to Section 18.5(a) by any Holder of a Class A-1AR Note shall not constitute a Class A-1AR Draw by the Issuer and shall not constitute a Class A-1AR Draw or a utilization of the Class A-1AR Commitment of such Holder, and the funds so deposited shall not constitute principal outstanding under such Class A-1AR Note. However, from and after the establishment of a Holder Subaccount with respect to any Holder of Class A-1AR Notes until otherwise provided below, (i) the obligation of such Holder to advance funds under its Class A-1AR Notes as part of any Class A-1AR Draw under this Indenture and the Class A-1AR Note Purchase Agreement shall be satisfied by the Collateral Manager withdrawing funds from such Holder Subaccount in the amount of such Holder's share of such Class A-1AR Draw (determined in accordance with the Class A-1AR Note Purchase Agreement), and
(ii) all payments of principal with respect to advances made by such Holder under its Class A-1AR Notes (whether or not originally funded from such Holder Subaccount) (and, in the case of any defaulting Holder, all payments of interest thereon) shall be satisfied by the Collateral Manager depositing or causing the deposit of the related funds into such Holder Subaccount, with notice of such deposit to the Class A-1AR Note Agent. The Collateral Manager shall have full power and authority to withdraw funds (with prior notice of any such withdrawal to the Class A-1AR Note Agent) from each such Holder Subaccount at the time of, and in connection with, the making of any such Class A-1AR Draw and to deposit funds (with notice of any such deposit to the Class A-1AR Note Agent) into each such Holder Subaccount, all in accordance with the terms of and for the purposes set forth in this Indenture and the Class A-1AR Note Purchase Agreement.

          (c) If at any time the amount of funds on deposit in the Holder Subaccount relating to any Holder of Class A-1AR Notes, net of any earnings in respect of Class A-1AR Eligible Investments, exceeds the undrawn amount of the Class A-1AR Commitment of such Holder (whether due to a reduction in the Class A-1AR Commitment or otherwise), then the Collateral Manager on behalf of the Issuer shall instruct the Trustee to remit to such Holder a specified portion of such funds then held in the related Holder Subaccount in an amount equal to such excess.

          (d) If at any time a Holder of Class A-1AR Notes is no longer required to deposit or maintain funds in the Class A-1AR Holder Collateral Account pursuant to the terms of the Class A-1AR Note Purchase Agreement to which such Holder is a party, then the Collateral Manager shall notify the Trustee of such fact and direct the Trustee to remit all funds (including, for the avoidance of doubt, earnings in respect of Class A-1AR Eligible Investments) then held in the relevant Holder Subaccount (after giving effect to any Class A-1AR Draw in respect of such Class A-1AR Notes to be made on such date) to such Holder (with notice thereof to the Class A-1AR Note Agent), and thereafter all payments of principal and interest with respect to advances made by such Holder shall be paid directly to such Holder in accordance with the terms of this Indenture and the Class A-1AR Note Purchase Agreement.

          (e) The Trustee agrees to give the Issuer, the Collateral Manager and the related Holder immediate notice if it becomes aware that the Class A-1AR Holder Collateral Account, any Holder Subaccount or any funds on deposit therein, or otherwise to the credit of the Class A-1AR Holder Collateral Account or any Holder Subaccount, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. Except to the extent specifically set forth herein, the Issuer shall not have any legal, equitable or beneficial interest in the Class A-1AR Holder Collateral Account. The Class A-1AR Holder Collateral Account shall remain at all times with the Corporate Trust Office or a financial institution having a long term debt rating by each Rating Agency at least equal to "A" or "A2," as applicable, and a short term debt rating at least equal to "A-1" or "P-1," as applicable.

          (f) For so long as any amounts are on deposit in a Holder Subaccount, the Trustee shall, at the written direction of the related Class A-1AR Noteholder (which may be in the form of standing instructions), invest and reinvest such funds in investments which satisfy the definition of the term "Eligible Investments" but which mature not later than the day following the date of acquisition thereof (collectively, "Class A-1AR Eligible Investments"). Investment earnings received during each Due Period in respect of Eligible Investments in the Holder Subaccount of a Holder of Class A-1AR Notes will (so long as such Holder is not a defaulting Holder) be paid to such Holder on the related Payment Date. In the absence of such instructions, such funds will remain uninvested.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Indenture as of the day and year first above written.

                                        ARBOR REALTY MORTGAGE SECURITIES SERIES
                                        2006-1, LTD., as Issuer


                                        By: /s/ George Bashforth
                                            ------------------------------------
                                        Name: George Bashforth
                                        Title: Director


                                        ARBOR REALTY MORTGAGE SECURITIES SERIES
                                        2006-1 LLC, as Co-Issuer


                                        By: /s/ Guy R. Milone, Jr.
                                            ------------------------------------
                                        Name: Guy R. Milone, Jr.
                                        Title: Authorized Signatory


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        solely as Trustee, Paying Agent,
                                        Calculation Agent, Transfer Agent,
                                        Custodial Securities Intermediary,
                                        Backup Advancing Agent and Notes
                                        Registrar and not in its individual
                                        capacity


                                        By: /s/ Thomas J. Varcados
                                            ------------------------------------
                                        Name: Thomas J. Varcados
                                        Title: Vice President


                                        ARBOR REALTY SR, INC., as Advancing
                                        Agent


                                        By: /s/ Guy R. Milone, Jr.
                                            ------------------------------------
                                        Name: Guy R. Milone, Jr.
                                        Title: Authorized Signatory